As filed with the Securities and Exchange Commission on April 29, 2026
Securities Act File No. 333-

File
No. 814-01599

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

CRESCENT PRIVATE CREDIT INCOME CORP.
(Exact name of registrant as specified in its charter)

11100 Santa Monica Blvd
.,
Suite 2000
Los Angeles
,
CA
90025
(
310
)
235-5900
(Address and telephone number, including area code, of principal executive offices)
George P. Hawley
Secretary
CRESCENT PRIVATE CREDIT INCOME CORP.
11100 Santa Monica Blvd
.,
Suite 2000
Los Angeles
,
California

90025
(
310
)
235-5900
(Name and address of agent for service)

COPIES TO:

Monica J. Shilling, P.C. Van Whiting Kirkland & Ellis LLP 2049 Century Park East, 37th Floor Los Angeles, California 90067 (310) 552-4200	Nicole M. Runyan, P.C. Kirkland & Ellis LLP 601 Lexington Avenue New York, New York 10022 (212) 446-4800	Lisa Nosal Kirkland & Ellis LLP 200 Clarendon Street Boston, Massachusetts 02116 (617) 385-7500

Approximate Date of Commencement of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 486.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note
Pursuant to Rule 429 under the Securities Act of 1933, as amended (the “Securities Act”), the prospectus included herein is a combined prospectus that relates to (i) the Registration Statement File No. 333-268622, dated December 1, 2022, as amended, previously filed by Crescent Private Credit Income Corp. (the “Registrant”) on
Form N-2
(the “Prior Registration Statement”), and (ii) the registration by the Registrant of additional securities as set forth herein. This Registration Statement also constitutes a Post-Effective Amendment to the Prior Registration Statement, and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. Pursuant to the Prior Registration Statement, a total of $2,500,000,000 shares of common stock, par value $0.01 per share, were previously registered. This Registration Statement has registered an additional $500,000,000 shares of common stock, resulting in a total of $3,000,000,000 in registered shares of common stock.

Prospectus
CRESCENT PRIVATE CREDIT INCOME CORP.
Class S, Class D and Class I Shares of Common Stock
Maximum Offering of $3,000,000,000

Crescent Private Credit Income Corp. is a Maryland corporation that seeks to invest primarily in directly originated assets, including debt securities and related equity investments, made to or issued by U.S. middle-market companies. The Fund’s primary focus is to invest in companies with annual earnings before income tax expense, depreciation and amortization (“EBITDA”) of $35 million to $120 million; however, the Fund may invest in larger or smaller companies.
To a lesser extent, we may make investments in syndicated loans and other liquid credit opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns. Our investment objectives are to maximize the total return to our stockholders in the form of current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Crescent Private Credit Income Corp. as the “Fund,” “we,” “us” or “our,” and Crescent Capital Group LP and its controlled affiliates as “Crescent.”
We are a
non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are externally managed by our adviser, Crescent Cap NT Advisors, LLC (the “investment adviser”). Our investment adviser is an affiliate of Crescent. CCAP Administration LLC (the “administrator”) provides certain administrative services and other services necessary for us to operate. We have elected to be treated for federal income tax purposes, and intend to qualify annually to be treated, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).
We are offering on a continuous basis up to $3,000,000,000 of shares of our common stock, par value $0.01 per share (the “Common Shares”), including shares of our Class S Common Stock, par value $0.01 per share (the “Class S shares”), shares of our Class D Common Stock, par value $0.01 per share (the “Class D shares”), and shares of our Class I Common Stock, par value $0.01 per share (the “Class I shares”). We are offering to sell any combination of these three classes of Common Shares with a dollar value up to the maximum offering amount. The share classes have different ongoing stockholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares will equal our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Emerson Equity LLC, the “intermediary manager” for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific number of shares in this offering.

Investing in our Common Shares involves a high degree of risk. You should purchase these securities only if you can afford a complete loss of your investment. See “Risk Factors” beginning on page 32 of this prospectus. Also consider the following:

•	We have a limited operating history and there is no assurance that we will achieve our investment objectives.

•
We have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.

•
We invest primarily in privately-held companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variations in operating results.

•	The privately-held companies and below-investment-grade securities in which we will invest will be difficult to value and are illiquid.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•
We have commenced a share repurchase program in which we intend, at the discretion of our board of directors (our “Board”), to offer to repurchase up to 5% of our Common Shares outstanding in each quarter. In addition, to the extent we offer to repurchase shares in any particular quarter, we expect any such repurchases will be at prices equal to the NAV per share as of the last calendar day of the applicable month designated by our Board, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•
An investment in our Common Shares is suitable only for investors with the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our Common Shares.

•
We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital to stockholders or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital is a return of a portion of your capital investment in our Common Shares.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates, that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our investment adviser or our affiliates will reduce future distributions to which you would otherwise be entitled.

•
We use leverage, which magnifies the potential for loss on amounts invested in us. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”

•
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Prospectus Summary—Q: What type of investments do you make?”
Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulator has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Price to the Public (1)	Sales Load (2)	Proceeds to Us, Before Expenses (3)
Maximum Offering (4)	$3,000,000,000		Up to $3,000,000,000
Class S Shares, per Share	$26.27	None	$1,000,000,000
Class D Shares, per Share	$26.27	None	$1,000,000,000
Class I Shares, per Share	$26.27	None	$1,000,000,000

(1)
Shares of each class of our Common Shares will be offered on a monthly basis at a price per share equal to the NAV per share for such class. As of March 31, 2026, our most recent available NAV, the NAV per share of our Class S shares, Class D shares and Class I shares was $26.27.

(2)
The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amounts as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge brokerage commissions on Class I shares.

(3)
We and, ultimately, our common stockholders will also pay the following stockholder servicing and/or distribution fees to Emerson Equity LLC, the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares; and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No stockholder servicing and/or distribution fee are paid with respect to Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and, ultimately, our common stockholders, will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” FINRA defines “underwriting compensation” as any payment, right, interest, or benefit received or to be received by a participating member from any source for underwriting, allocation, distribution, advisory and other investment banking services in connection with a public offering. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting stockholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time. Our investment adviser has previously agreed to advance all of our organization and offering expenses on our behalf pursuant to the Expense Support and Conditional Reimbursement Agreement (as defined below). We and, ultimately, our common stockholders will also pay certain ongoing offering expenses associated with our continuous offering of Common Shares if such ongoing offering costs are (i) paid by us or (ii) advanced by our investment adviser and reimbursed by us subject to certain conditions contained in the Expense Support and Conditional Reimbursement

Agreement. As of December 31, 2025, there was $10.0 million of offering and organization expenses supported by the investment adviser that were eligible for reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. See Note 3 “Agreements and Related Party Transactions” to our consolidated financial statements for the fiscal year ended December 31, 2025 for more information about our Expense Support and Conditional Reimbursement Agreement. Reimbursement by us of expenses advanced by our investment adviser associated with either our initial or continuous offering of Common Shares will reduce our NAV at the time we make such reimbursement payment and may reduce future distributions to which you would otherwise be entitled.
(4)
The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption. The proceeds may differ from that shown if the then-current NAV at which Common Shares are sold varies from that shown and/or additional Common Shares are registered.

This prospectus contains important information about us that a prospective investor should know before investing in our Common Shares. Please read this prospectus before investing and keep it for future reference. We have filed, and will continue to file annual, quarterly and current reports, proxy statements and other information about us with the SEC, and additional information about the Fund will be filed with the SEC and will be available upon written or oral request and without charge. This information, including any annual, quarterly and current reports, will be available free of charge by contacting Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, or by telephone at (888)
875-0116
or on our website at
www.crescentprivatecredit.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at
www.sec.gov
, which contains such information.

The date of this prospectus is April 29, 2026

SUITABILITY STANDARDS
Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial stockholders in this offering which require that a purchaser of shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
In addition, we will not sell shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama
—Investors residing in Alabama must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (b) a minimum net worth of $350,000. For these purposes, “net worth” shall be determined exclusive of such investor’s home, home furnishings, and automobiles. In addition, Alabama investors must limit their aggregate investment in the Fund and other non-traded
direct participation programs to 10% of their liquid net worth at the time of their investment. This concentration limit shall not apply to investments made as a result of participation in a distribution reinvestment plan. For these purposes, “liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents, and readily marketable securities. The foregoing concentration limit does not apply to any investor that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.
Arkansas
—Arkansas residents must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $250,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth. For these purposes, “liquid net worth” shall be determined exclusive of home, home furnishings, and automobiles.
California
—California residents may not invest more than 10% of their liquid net worth in us and must have either (a) a liquid net worth of $350,000 and annual gross income of $65,000 or (b) a liquid net worth of $500,000.
Idaho
—Purchasers residing in Idaho must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (b) a minimum net worth of $350,000.
Iowa
—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded
BDCs to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.
Kansas
—The Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth.
Kentucky
—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

i

Maine
—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.
Massachusetts
—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.
Missouri
—In addition to the suitability standards set forth above, no more than 10% of any one Missouri investor’s liquid net worth shall be invested in the securities being registered in this offering.
Nebraska
—In addition to the suitability standards set forth above, Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), are not subject to the foregoing investment concentration limit.
New Jersey
—New Jersey investors must have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded
direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.
New Mexico
—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded
BDCs. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
North Dakota
—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.
Ohio
—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and in any other non-traded
BDCs. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles, minus total liabilities) comprised of cash, cash equivalents and readily marketable securities.
Oklahoma
—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.
Oregon
—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us and our affiliates. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
Pennsylvania
—Purchasers residing in Pennsylvania may not invest more than 10% of their liquid net worth in us.
Puerto Rico
—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded
BDCs. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
Tennessee
—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us.

Vermont
—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited
Vermont investors may not purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
Our investment adviser, those selling shares on our behalf and participating brokers and registered investment advisers recommending the purchase of shares in this offering are required to make every reasonable effort to determine that the purchase of shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, our investment adviser, the participating broker, registered investment adviser, authorized representative or other person selling shares will, based on a review of the information provided by the investor (including age, investment objectives, investment experience, income, net worth, financial situation and other investments), consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose their entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment, including the risk that the investor may lose their entire investment;

•	the lack of liquidity of our Common Shares;

•	the restrictions on transferability of our Common Shares;

•	the background and qualifications of our investment adviser; and

•	the tax consequences of the investment.
In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the Investment Company Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition, broker-dealers are required to provide retail investors a brief relationship summary, or Form CRS, that summarizes for the retail investor key information about the broker-dealer. Form CRS is different from this prospectus, which contains detailed information regarding this offering and the Fund. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares.
Under Regulation Best Interest, high cost, high risk and complex products may require greater scrutiny by broker-dealers and their salespersons before they recommend such products. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

ABOUT THIS PROSPECTUS
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” We have not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
We intend to disclose the NAV per share of each class of our Common Shares for each month when available on our website at
www.crescentprivatecredit.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our” and the “Fund” refer to Crescent Private Credit Income Corp., together with its consolidated subsidiaries.
Unless otherwise noted, numerical information relating to Crescent is approximate as of December 31, 2025.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon. The industry sources and reports are provided below:

•
The National Center for the Middle Market (“NCMM”)
is a collaboration between The Ohio State University Fisher College of Business, Chubb and Visa. NCMM is a source of research on the middle market economy, providing data analysis, insights, and perspectives for companies, policymakers, and other key stakeholders, to help accelerate growth, increase competitiveness and create jobs in the sector.
www.middlemarketcenter.org

•
Leveraged Commentary and Data (“LCD”), a part of Pitchbook
, is a provider of real-time coverage of the US and European leveraged loan and high-yield bond markets, from deal inception through the trading life of the debt. With over 500 leveraged loan indexes in the US and Europe that track performance, index characteristics, and risk measures, LCD is the industry standard for leveraged loan data, news, analysis, and indexes–providing coverage across the full loan lifecycle. Additionally, LCD provides growing coverage of investment grade bond issuance, distressed debt, corporate bankruptcies, and middle market transactions.
https://pitchbook.com/leveraged-commentary-data

•
Preqin
is a privately held London-based investment data company that provides financial data and insight on the alternative assets market, as well as tools to support investment in alternatives. By the company’s own definition, its data encompasses private capital and hedge funds, including fund, fund manager, investor, performance and deal information. The asset classes it covers are: private equity, venture capital, hedge funds, private debt, real estate, infrastructure, natural resources and secondaries.
https://www.preqin.com/

v

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements included in this prospectus and any accompanying prospectus supplement, contain forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements include these words. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.
The following factors and factors listed under “Risk Factors” in this prospectus and any accompanying prospectus supplement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. The occurrence of the events described in these risk factors and elsewhere in this prospectus and any accompanying prospectus supplement could have a material adverse effect on our business, results of operation and financial position. The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;

•	regulations governing our operation as a business development company;

•	financing investments with borrowed money;

•	operation in a highly competitive market for investment opportunities;

•	risks associated with original issue discount (“OID”) and payment-in-kind (“PIK”) interest income;

•	changes in interest rates may affect our cost of capital and net investment income;

•	the impact of changes in Secured Overnight Financing Rate (“SOFR”), or other benchmark rates on our operating results;

•	uncertainty as to the value of certain portfolio investments;

•	our ability to deploy any capital raised in this offering;

•	lack of liquidity in investments;

•	the impact of changes in laws or regulations (including the interpretation thereof), including tax laws, governing our operations or the operations of our portfolio companies;

•
political and regulatory conditions that contribute to uncertainty and market volatility, including the impact of any prolonged U.S. government shutdown as well as the legislative, regulatory, trade, immigration and other policies associated with the current U.S. presidential administration;

•	ongoing global conflict, including war and conflicts in the Middle East and the Russia-Ukraine war;

•	the timing, form and amount of any dividend distributions;

•	risks regarding distributions;

•	potential resignation of our investment adviser and/or administrator;

•	potential adverse effects of price declines and illiquidity in the corporate debt markets;

•	potential impact of economic recessions or downturns;

•	defaults by portfolio companies;

•	the outcome and impact of any litigation;

•	uncertainty surrounding the financial stability of the United States, Europe and China;

•	an increase in negative global media coverage relating to the private credit industry;

•	adverse developments in the credit markets; and

•	potential fluctuation in quarterly operating results.
Although we believe that the assumptions on which these forward-looking statements are based upon are reasonable, some of those assumptions may be based on the work of third parties and any of those assumptions could prove to be inaccurate; as a result, forward-looking statements based on those assumptions also could prove to be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus and any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any prospectus supplement or other information incorporated herein by reference, as applicable. We do not undertake any obligation to update or revise any forward-looking statements or any other information contained herein, except as required by applicable law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form
10-K,
quarterly reports on Form
10-Q
and current reports on Form
8-K.
The safe harbor provisions of Section 27A of the Securities Act and 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which preclude civil liability for certain forward-looking statements, do not apply to the forward-looking statements in this prospectus and any accompanying prospectus supplement because we are a business development company.

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section. Except where the context suggests otherwise, the terms “we,” “us,” “our,” “the Fund” and “Crescent Private Credit Income Corp.” refer to Crescent Private Credit Income Corp. and its consolidated subsidiaries; “Crescent Cap NT Advisors, LLC” and “our investment adviser” refer to Crescent Cap NT Advisors, LLC; “CCAP Administration LLC” and “our administrator” refer to CCAP Administration LLC and “Crescent” and “Crescent Capital” refer to Crescent Capital Group LP and its affiliated companies (other than portfolio companies and its affiliated funds).

Q:	What is Crescent Private Credit Income Corp.?

A:
We are a specialty finance company focused on lending to middle-market companies. We are a Maryland corporation formed on November 10, 2022. We are a non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We are externally managed by our adviser, Crescent Cap NT Advisors, LLC (the “investment adviser”), an affiliate of Crescent Capital Group LP (“Crescent”).

Q:	Who is Crescent?

A:
Crescent is a global credit investment manager with total assets under management of approximately $50 billion. Crescent focuses on below investment grade credit through strategies that invest in marketable and privately originated debt securities including senior bank loans, high yield bonds, as well as private senior, unitranche and junior debt securities. Headquartered in Los Angeles, Crescent has over 250 employees based in six offices in the U.S. and Europe.

Crescent was formed in 1991 by Mark Attanasio and Jean-Marc Chapus as an asset management firm specializing in below-investment grade debt securities. With an over
30-year
investment track record in private credit, Crescent possesses the scale, market presence and experience to provide bespoke one-stop
solutions to all segments of the middle-market.
In 2021, Sun Life Financial (collectively with its affiliates, “Sun Life”) acquired a majority economic interest in Crescent, and acquired the remaining interest in Crescent in March 2026. Crescent operates as an independent business within Sun Life, with its own product offerings and investment, marketing and support teams. Sun Life is a publicly-owned Canadian financial services organization with an over
150-year
history and over $1 trillion of assets under management. Sun Life has committed to invest up to $750 million in Crescent’s investment strategies, supporting the launch of new products and creating alignment with Crescent’s investors. In May 2023, we entered into a subscription agreement with Sun Life Assurance Company of Canada (“Sun Life Assurance”), an affiliate of Sun Life, for the commitment to purchase an aggregate of up to $150 million of the Fund’s unregistered Class I shares. In June 2023, Sun Life Assurance subsequently transferred its undrawn capital commitment to BK Canada Holdings Inc. (“BK Canada”), an affiliate of Sun Life. As of the date of this prospectus, we have received all of BK Canada’s $150 million total capital commitment ($30 million from Sun Life Assurance and $120 million from BK Canada).
Our objective is to bring Crescent’s leading credit investment platform to the non-exchange
traded BDC industry.

Q:	What are your investment objectives?

A:
Our investment objectives are to maximize the total return to our stockholders in the form of current income and, to a lesser extent, long-term capital appreciation through debt and related equity investments.

Q:	What is your investment strategy?

A:	We seek to meet our investment objectives by:

•
utilizing the experience and expertise of the management team of the investment adviser, along with the broader resources of Crescent, in sourcing, evaluating and structuring transactions, subject to Crescent’s policies and procedures regarding the management of conflicts of interest;

•
employing an investment approach focused on long-term credit performance and downside protection, generally investing in loans with loan-to-value
metrics and interest coverage ratios that the investment adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the investment adviser believes necessary, more restrictive covenants;

•
focusing primarily on loans and securities of middle-market private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. The Fund’s primary focus is to invest in companies with EBITDA of $35 million to $120 million; however, the Fund may invest in larger or smaller companies. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the middle-market private borrower space to the extent we believe such investments enhance the overall risk/return profile for our common stockholders and help us meet our investment objectives; and

•	maintaining rigorous portfolio monitoring in an attempt to mitigate negative credit events within our portfolio.
Our investment strategy is expected to capitalize on Crescent’s scale and reputation in the market as an attractive financing partner to source investments with attractive pricing and terms, emphasizing capital preservation through credit selection and risk mitigation. This approach reflects Crescent’s view that the cornerstone of successful investing is fundamental credit analysis. We benefit from Crescent’s ability to transact in size and provide speed and certainty of execution, as well as its long-standing and extensive relationships with both private equity firms and companies. We also expect our targeted portfolio to provide downside protection through conservative capital structures with meaningful cash flow and interest coverage, priority in the capital structure and information requirements.

Q:	What type of investments do you make?

A:
Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies).

Under normal circumstances we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly directly lending to U.S. middle market companies through (i) first lien senior secured and unitranche loans and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans, club deals (generally investments made by a small group of investment firms) and other debt and equity securities of private U.S. middle-market companies, including equity co-investments
(the investments described in this sentence, collectively, “private credit”). The first and second lien senior secured loans generally have terms of five to eight years. In connection with our first and second lien senior secured loans, we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have interest rate floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity. To a lesser extent, we will also invest in publicly traded securities of large corporate issuers, which will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

While most of our investments are in private U.S. companies, we also invest to some extent in European and other
non-U.S.
companies (subject to compliance with BDCs’ regulatory requirement to invest at least 70% of its assets in “qualifying assets,” including private U.S. companies). We do not, however, expect to invest in emerging markets. Subject to the limitations of the Investment Company Act, we may also invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Crescent funds. We expect that the majority of our private credit investments will be originated by our investment adviser or its affiliates, which we may participate in pursuant to the exemptive relief granted to Crescent from the SEC that allows us to engage in such co-investment
transactions. See
“Regulation—Co-Investment
Exemptive Order.”
The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Most of the debt investments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Generally, if our unrated investments were rated, they would be rated below investment grade. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” These securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
We may enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge against interest rate, currency, and/or other credit related risks through the use of futures, swaps, options and forward contracts. We do not generally intend to enter into any such derivative agreements for speculative purposes. These hedging activities are subject to the applicable legal and regulatory compliance requirements; however, there can be no assurance any hedging strategy employed will be successful. We may also seek to borrow capital in local currency as a means of hedging
non-U.S.
dollar denominated investments.
Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”
The investments we will make are also subject to a number of risks, including as a result of the debt instruments we will invest in, economic recessions, inflation, and risks related to the structure of the type of debt investments we will make, among others. Furthermore, we primarily invest in U.S. middle-market companies and such investments involve a number of risks, including that these companies may have limited financial resources, may be unable to meet their obligations, typically have shorter operating histories, typically depend on the talents and efforts of a small group of persons, generally have little available public information, generally have less predictable operating results and may have difficulty accessing capital markets to meet future capital needs. See “Risk Factors—Risks Relating to our Investments” for more information on the types of investments we may make and their risks.

Q:	What is an originated loan?

A:
An originated loan is a loan where we lend directly to the borrower and hold the loan on our own or generally with other Crescent affiliates or sometimes with a small number of other unaffiliated lenders. This is distinct from a syndicated loan, which is generally originated by a bank and then syndicated, or sold, to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans often have liquid markets and can be traded by investors.

Q:	What experience in private credit does the investment adviser offer?

A:
Crescent is one of the longest-tenured players in the middle market direct lending space and in the private credit space more broadly, with extensive experience originating and managing below-investment grade debt investments across multiple strategies and over numerous market cycles. We believe investors may benefit from the following investment adviser strengths:

•
The Crescent Platform.
Since 1991, Crescent has been focused on and is a leading investor and credit manager in the below-investment grade credit markets. Crescent’s experience and performance across its investment strategies has earned the firm recognition and a reputation as a leading, reliable and creative provider of below-investment grade secured and unsecured debt capital solutions. We believe that the breadth of Crescent’s approximately $50 billion of assets under management, including approximately $39 billion of private credit assets, is a distinct platform when sourcing proprietary investment opportunities, providing access to an extensive network of relationships and insights into industry trends and the state of the capital markets. Our affiliation with Crescent provides expertise and efficiencies across the credit spectrum through Crescent’s market presence, scale, origination capabilities and experience investing in private credit. Crescent’s private credit strategies have collectively invested over $47 billion across more than 660 transactions since inception, with a primary focus on partnering with private equity firms on new opportunities. Over its history, Crescent’s private credit investment team has:

•	Reviewed over 21,000 transactions

•	Originated opportunities from over 1,600 unique private equity firms

•	Closed one or more debt financings with more than 300 unique private equity firms
Crescent also leverages market information, company knowledge and industry insight to enhance its ability to select liquid and illiquid credit assets for us. Crescent’s professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

•
Scale and Tenure in the Credit Markets.
As a large institution exclusively focused on below investment grade credit, Crescent has closed one or more deals with over 300 private equity firms. We believe Crescent is known as a reliable counterparty with valuable and focused expertise, which provides Crescent with access to investment opportunities not broadly available to other market participants. Crescent is also one of the largest U.S. direct lenders and liquid credit managers, which makes it a desirable and flexible capital provider, especially in competitive markets. We believe Crescent’s scale and experience enables it to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure so we can make investments consistent with our stated investment objectives. Given its focus on capital preservation, Crescent has been entrusted with third party capital to invest across the below investment grade corporate credit landscape for over three decades and across numerous market cycles:

Investing in Credit Across Market Cycles for More Than Three Decades

1991
High Yield Strategy launches
1992
First Direct Lending Strategy with focus on junior credit launches
1993
Bank Loan Strategy launches and first CLO closes
2004
European office opens
2005
U.S. Senior Direct Lending Predecessor established
2009
First Multi-Strategy Vehicle investing across private and tradeable credit launches
2012
U.S. Senior Direct Lending Strategy launches
2013
European Senior Direct Lending Strategy launches
2015
Exchange-listed BDC launches
2020
Opportunities Fund launches
2023
Non-traded BDC launches
2025
GP Financing Solutions & Private Lending Evergreen launch
2026
Bank Capital Solutions launch[1]
Junk Bond Crash
Dotcom Crash
Global Financial Crisis
Global Pandemic
'90 '91 '92 '93 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26

1. To be formally launched in Q2 2026.

CRESCENT 1

•
Seasoned and Integrated Investment Team.
We believe the depth of the experience of Crescent’s senior management team, together with the wider resources of Crescent’s team of investment professionals, which is dedicated to identifying, originating, investing in and managing a portfolio of credit investments, is one of Crescent’s key strengths when sourcing and analyzing investment opportunities. Within Crescent, there are over 115 dedicated investment professionals, including the over
80-person
private credit team. Senior investment professionals on the private credit team average over 20 years of relevant industry experience and over 10 years of experience at Crescent.

•
Established, Research-Focused Investment Process.
With over three decades of experience of investing in below investment grade credit, Crescent has developed an extensive investment review process, seeking to achieve attractive risk adjusted returns while minimizing losses. Crescent’s investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their respective industries, management and prospects. We believe Crescent’s disciplined investment approach is distinguished by the following:

•
Credit-Focused Due Diligence.
Crescent’s investment process and the depth and experience of its investment team allow it to conduct thorough due diligence necessary to identify and appropriately evaluate risks and opportunities. Crescent’s disciplined approach is focused on identifying sustainable businesses with leading and defensible market positions, strong, and properly incentivized management teams, solid liquidity and free cash flow generation, and appropriate capital structures. Evaluation of investment opportunities begins with fundamental credit-focused company and industry research and, in Crescent’s private fund strategies, culminates in a formal review by the respective investment committees.

•
Ability to Structure Investments Creatively.
Crescent has extensive experience investing across the capital structure of portfolio companies. The resulting investments include secured and unsecured debt, including senior notes, subordinated debt and related equity securities. Furthermore, we believe that Crescent can structure attractively priced debt investments which allow for the incorporation of other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest or some form of equity securities.

•
Active Portfolio Monitoring.
Crescent actively monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. Crescent regularly receives monthly and/or quarterly financial and operating reporting metrics from its portfolio companies as well as typically engages in direct dialogue with the management team and private equity sponsor of portfolio companies.

•
Long-Term Investment Horizon.
Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our common stockholders once we exit a portfolio investment. We believe that flexibility around such capital return requirements, which allows us to invest using a long-term lens, provides us with an attractive opportunity to increase total returns on invested capital.

•
Track Record of Strong Capital Preservation.
Capital preservation is a
core component of Crescent’s investment philosophy. In addition to its focus on sustainable businesses, Crescent employs a highly selective and rigorous diligence and investment evaluation process focused on identification of potential risks. Crescent believes tight credit structuring is a fundamental part of the risk and recovery calculus, as the illiquidity in private credit means that secondary market liquidity is not a reliable risk mitigant.

•
Breadth of Middle Market Coverage.
Crescent private credit strategies collectively cover lower-, middle- and upper-middle market companies. Our primary focus is to invest in companies with EBITDA of $35 million to $120 million; however, we may invest in larger or smaller companies. We believe Crescent has the flexibility to opportunistically make investments across a wide spectrum of debt opportunities given its dedicated strategies focused on the middle-market. We believe this target market has been underserved by banks, which have withdrawn from the middle- and upper-middle markets, as well as many direct lending institutions, who do not have the scale or resources needed to service the requirements of these borrowers.

Q:	What is the market opportunity?

A:
Private credit as an asset class has grown considerably since the global financial crisis of 2008. We expect this growth to continue and, along with the factors outlined below, to provide a robust backdrop to what Crescent believes will be a significant number of attractive investment opportunities aligned to our investment strategy.

Attractive Opportunities in Senior Secured Loans.
We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured loans benefit from their priority position, typically sitting as the most senior obligation in an issuer’s or borrower’s capital structure. Senior secured loans generally consist of floating rate cash interest payments that Crescent believes can be an attractive return attribute in a rising interest rate environment. In addition to a current income component, senior secured loans typically include original issue discount, closing payments, commitment fees, SOFR (or other benchmark interest rate) floors, call protection, and/or prepayment penalties and related fees that are additive components of total return.

The seniority and security of a senior secured loan, coupled with the privately negotiated nature of direct lending, are helpful mitigants in reducing downside risk. Further, these investments are secured by the issuer’s or borrower’s assets, and often have restrictive covenants for the purpose of additional downside protection and ensuring repayment before junior creditors. These attributes have contributed to the comparatively strong record of recovery after a default, as senior secured loans have historically demonstrated a higher recovery rate than unsecured parts of an issuer’s capital structure.
Large and Growing Target Market.
According to the
Year-End
2025 Middle Market Indicator from NCMM, there were nearly 200,000 middle market companies in the United States with annual revenues between $10 million and $1 billion. This market, which employs approximately 48 million people and represents one-third
of private sector GDP in the United States, has generated a significant number of investment opportunities for investment vehicles advised by Crescent and its affiliates over the past three decades, and we believe that this market segment will continue to produce significant investment opportunities for us.
Consistent, Strong Leveraged Buyout Volumes Driving Demand.
According to LCD, a part of Pitchbook, leveraged buyout transaction volume in the United States has experienced significant growth over the past decade:
Total US LBO Transaction Volume

U.S. Buyout Transaction Volume

Private equity deal activity is slower, but private debt is gaining share

Merger and acquisition activity gained momentum in 2025

Total U.S. LBO Transaction Volume ($ in billions) and Crescent Deals Reviewed (# of deals)

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
LBO Volume ($ in billions)
$136
$149
$134
$186
$208
$275
$250
$186
$363
$186
$134
$164
$230
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
LTM Q3'25
LBO Volume

Note: Past performance does not guarantee or indicate future results.
1. LCD 3Q 2025. 2013 excludes the Dell LBO, which accounted for $28.1 billion of volume.

CRESCENT 2

Source: LCD, a part of PitchBook.

We believe that the private equity markets will remain active, in part due to the significant amount of uninvested capital available to private equity funds. According to Preqin, as of December 31, 2025, private equity funds globally had over $1 trillion of capital available for new investments. This large pool of private equity capital will be used for future investments, which will require debt financing. The potential for a significant amount of private equity investment activity comes at a time when Crescent believes that the supply of private debt fund capital, while growing, is relatively limited. According to Preqin, the amount of private debt fund capital available globally as of December 2025 was approximately $300 billion, representing nearly 30% of the available private equity capital, as illustrated in the chart below.
Private Equity & Private Credit Available Capital ($ in billions)

Robust Demand for Middle Market Capital

We believe private equity-backed middle market companies represent a large, attractive lending opportunity

Record levels of private equity dry powder is expected to drive robust deal activity[1]

Private Equity & Private Credit Fund Dry Powder ($ in billions)

Private Equity
Private Credit
$583
$146
$621
$173
$691
$211
$832
$220
$952
$241
$901
$280
$1,013
$288
$1,147
$343
$1,156
$358
$1,122
$321
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Private credit dry powder has historically remained ~30% of buyout dry powder or less

1. Preqin, as of December 2025, the latest available data. Dry powder is defined as the sum of uncalled capital commitments whic h GPs will have to invest. Private Equity dry powder includes Buyout strategy only. Private Credit dry powder includes Direct Lending and Mezzanine strategies only.

CRESCENT 3

Source: Preqin.
Increasing activity in the leveraged buyout market suggests greater demand for various forms of private, direct debt solutions. Moody’s Investors Service estimates that the global private credit market could reach approximately $3.0 trillion by 2028. We believe that the current levels of private equity activity present attractive investment opportunities for middle-market lenders with dedicated pools of committed capital to deploy, and Crescent’s ability to compete for these opportunities on the basis of size, certainty of execution and deep relationships with hundreds of private equity sponsors, affords us advantages.
Sponsor-Backed Middle Market Companies Attracted to Private Credit Solutions.
Private equity firms continue to allocate an increasing share of their financings to direct lenders over the syndicated debt markets. As private credit has grown in size, the ability to commit to and hold larger debt tranches has led to market share gains. One driver of the market share gains is the fact that private credit typically provides for greater certainty of execution, particularly in periods of market volatility, relative to the syndicated credit markets, with one or more private credit lenders committing to an entire tranche and/or capital structure, significantly reducing the market risk typically associated with a broadly syndicated deal.

Q:	Why do you invest in liquid credit investments in addition to originated loans?

A:
We believe that our liquid credit investments help maintain liquidity to satisfy our share repurchase program in which we intend to repurchase up to 5% of our Common Shares outstanding in each quarter and manage cash before investing subscription proceeds into originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund.

Q:	How do you identify investments?

A:
In order to source transactions, the investment adviser leverages the breadth of its platform and its significant access to transaction flow, along with its trading platform. The investment adviser seeks to generate investment opportunities primarily through direct origination channels, as well as through syndicate and club deals. The investment adviser will continue to employ a disciplined approach with respect to sourcing, evaluating and executing prospective investment opportunities, consistent with how Crescent manages its funds’ investments across the firm. Crescent’s process is defined by an emphasis on meaningful downside protection and the preservation of capital, which our investment adviser seeks to achieve through extensive due diligence, asset-level and market environment analysis, a systematic approach to identifying risk and structuring and a hands-on
approach to driving value and managing investments throughout the ownership period. We believe that Crescent’s strong reputation and longstanding relationships will help drive meaningful proprietary deal flow and a significant pipeline of investment opportunities for the Fund.

Q:	Do you use leverage?

A:
Yes. To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of the investment adviser, but in no event will leverage employed exceed the limitations set forth in the Investment Company Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We use leverage in the form of borrowings, including loans from certain financial institutions and the issuance of debt securities, such as any borrowings under the JPM Funding Facility III (as defined below). We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage increases the total capital available for investment by the Fund.

Q:	How is the Fund allocated investment opportunities?

A:
Crescent, including our investment adviser, provides or may provide investment management services to other BDCs, including Crescent Capital BDC, Inc. (“CCAP”), registered investment companies, investment funds, client accounts and proprietary accounts that Crescent may establish.

Our investment adviser has received an exemptive order from the SEC that permits us and other BDCs and registered closed-end
management investment companies managed by Crescent to
co-invest
in portfolio companies with each other and with affiliated investment funds (the
“Co-Investment
Exemptive Order”).
Co-investments
made under the
Co-Investment
Exemptive Order are subject to compliance with certain conditions and other requirements which could limit our ability to participate in a co-investment
transaction. We may also otherwise
co-invest
with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our investment adviser’s allocation procedures.

If an investment falls within our investment objective and strategies, Crescent must offer an opportunity for us to participate. We may determine to participate or not to participate, depending on whether our investment adviser determines that the investment is appropriate for us (e.g., based on investment strategy). If our investment adviser determines that our participation is appropriate, it will then determine an appropriate level of investment. If the size of a co-investment
opportunity is insufficient to meet our and the other Crescent funds’ desired level of participation in full, co-investment
would generally be allocated to us and the other Crescent funds that target similar assets pro rata based on available capital in the applicable asset class. If our investment adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but our investment adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Q:	How is an investment in our Common Shares different from an investment in listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•
Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. Our Board, rather than the “market,” determined the initial offering price of our Common Shares in its sole discretion after considering the initial public offering prices per share of other blind pool non-traded
BDCs. The estimated value of our assets and liabilities will be used to determine our NAV for Common Shares sold in this offering. As a result, non-traded
BDCs are generally less volatile and more closely correlated with the values of their underlying loans as opposed to other conditions that may impact public markets.

•
An investment in our Common Shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be modified, suspended or terminated. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

•	Some listed BDCs are self-managed, whereas our investment operations are managed by the investment adviser, which is part of Crescent.

•
Listed BDCs may be reasonable alternatives to the Fund and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have historical performance that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

•
Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our charter (the “charter”) limits the fees we may pay to the investment adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board, its audit committee, independent director oversight of executive compensation and the director nomination process, code of conduct, stockholder meetings, related party transactions, stockholder approvals and voting rights.

Although we follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded
BDCs are subject to the requirements of the Investment Company Act and the Exchange Act.

Q:	For whom may an investment in our Common Shares be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•	meet the minimum suitability standards described above under “Suitability Standards;”

•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income-oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment quickly in the near future.
We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their shares quickly in the future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter in our discretion. See “Share Repurchase Program.”

Q:	Are there any risks involved in buying our Common Shares?

A:
Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	We have a limited operating history and there is no assurance that we will achieve our investment objectives.

•
We have not identified specific investments that we will make with the proceeds of this offering. As a result, this may be deemed a “blind pool” offering and you will not have the opportunity to evaluate our investments before we make them.

•
We invest primarily in privately held companies for which very little public information exists. Such companies are also generally more vulnerable to economic downturns and may experience substantial variation in operating results.

•	The privately held companies and below investment-grade securities in which we will invest will be difficult to value and are illiquid.

•
There may be changes in laws or regulations (including interpretations thereof), including tax laws, governing our operations or the operations of our portfolio companies or the operations of our competitors.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•	We have commenced a share repurchase program in which we intend, at the discretion of our Board, to offer to repurchase up to 5% of our Common Shares outstanding in each quarter. In addition, to the extent we offer to repurchase shares in any particular quarter, we expect any such repurchases will be at prices equal to the NAV per share as of the last calendar day of the applicable month designated by our Board, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•
An investment in our Common Shares is suitable only for investors with the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our Common Shares.

•
We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings or return of capital to stockholders or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested to stockholders, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the investment adviser or its affiliates, that may be subject to reimbursement to the investment adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•
We use leverage, which magnifies the potential for loss on amounts invested in us. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”

•
We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act,” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.

•
We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. See “Prospectus Summary—Q: What type of investments do you make?”

Q:	Do you currently own any investments?

A:
Yes. Please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Portfolio Companies” and the consolidated financial statements included herein for information on our investments. As of March 31, 2026, the NAV per share for our Class S shares, Class D shares and Class I shares was $26.27.

Q:	What is the role of our Board?

A:
We operate under the direction of our Board. We have five directors, three of whom have been determined to be independent of us, the investment adviser, Crescent and its affiliates and the intermediary manager (the “independent directors”). Our independent directors are responsible for reviewing the performance of the investment adviser and approving the compensation paid to the investment adviser and its affiliates. The names and biographical information of our directors are provided under “Management of the Fund—Biographical Information.”

Q:	What is the difference between the Class S shares, Class D shares and Class I shares being offered?

A:
We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing stockholder servicing and/or distribution fees. The Fund will not directly charge you a sales load. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and a 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S shares, Class D shares and Class I shares.

Assuming a constant NAV per share of $25.00, we expect that a one-time
investment in 400 shares of each class of our Common Shares (representing an aggregate NAV of $10,000 for each class) would be subject to the following stockholder servicing and/or distribution fees:

	Annual Stockholder Servicing and/or Distribution Fee	Total Over Five Years
Class S	$85.00	$425.00
Class D	$25.00	$125.00
Class I	$—	$—
Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating broker-dealers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating broker- dealers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser, Crescent, or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker-dealer for this offering and does not enter into a new relationship with a participating broker-dealer for this offering, such holder’s shares may be exchanged for a number of Class I shares with an equivalent NAV. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.
If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no stockholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive stockholder services.

Our Class S shares, Class D shares and Class I shares are available for different categories of investors. Class S shares are available to the general public. Class D shares are available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, (2) through participating broker-dealers that have alternative fee arrangements with their clients, (3) through investment advisers registered under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) or applicable state law or (4) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Class I shares are available for purchase in this offering only (1) by institutional accounts as defined by FINRA Rule 4512(c), (2) through bank-sponsored collective trusts and bank-sponsored common trusts, (3) by retirement plans (including a director or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction individual retirement account (an “IRA”) established for the benefit of the employees of any company), foundations or endowments, (4) through certain financial intermediaries that are not otherwise registered with or as a broker-dealer and that direct clients to trade with a broker-dealer that offers Class I shares, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of the investment adviser and the investment adviser’s product specialists or other affiliates of the investment adviser and their immediate family members, our product specialists and their affiliates and, if approved by our Board, joint venture partners, consultants and other service providers, (6) by investors purchasing shares in a transaction that entitles our intermediary manager to a “primary dealer fee,” (7) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers and (8) by any other categories of purchasers that we name in an amendment or supplement to this prospectus. If you are eligible to purchase any of the classes of shares, you should consider, among other things, the amount of your investment, the length of time you intend to hold the shares, the selling commission and fees attributable to each class of shares and whether you qualify for any selling commission discounts if you elect to purchase Class S shares. Before making your investment decision, please consult with your financial advisor regarding your account type and the classes of Common Shares you may be eligible to purchase. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S shares, Class D shares and Class I shares.

Q:	What is the per share purchase price?

A:	Shares of each class of our Common Shares will be issued on a monthly basis at a price per share equal to the then-current NAV per share, as described below.

Q:	How is your NAV per share calculated?

A:
Our NAV is determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination. Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the audit committee of our Board and independent third-party valuation firms. Independent third-party valuation firms may be engaged by our investment adviser, subject to the oversight of our Board, to help affirm the valuation of certain portfolio investments without a readily available market quotation. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:	The minimum initial investment in Class S shares and Class D shares is $2,500, and the minimum investment in Class I shares is $1,000,000. The minimum subsequent investment in our Common Shares is

$500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan. In addition, we may elect to accept smaller investments in our discretion.

Q:	What is a “best efforts” offering?

A:
We are offering our Common Shares on a “best efforts” basis. A “best efforts” offering means the intermediary manager and the participating brokers are only required to use their best efforts to sell the shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker-dealer or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee the number of shares that will be sold in this offering.

Q:	What is the expected term of this offering?

A:
We have registered $3,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of shares and at what price?

A:
Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the intermediary manager).

Notice of each share transaction will be furnished to stockholders (or their financial representatives) as soon as practicable but not later than seven business days after our NAV is determined and credited to the stockholder’s account, together with information relevant for personal and tax records. While a stockholder will not know our NAV applicable on the effective date of the share purchase, we intend for our NAV applicable to a purchase of shares to be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each stockholder’s purchase will be determined and shares are credited to the stockholder’s account as of the effective date of the share purchase.
See “How to Subscribe” for more details.

Q:	When will the NAV per share be available?

A:
We intend to report our NAV per share as of the last day of each month on our website within 20 business days of the last day of each month. Because subscriptions must be submitted at least five business days prior to the first day of each month, you will not know the NAV per share at which you will be subscribing at the time you subscribe.

For example, if you are subscribing in September, your subscription must be submitted at least five business days prior to October 1. The purchase price for your Common Shares will be the NAV per share determined as of September 30. The NAV per share as of September 30 will generally be available within 20 business days from September 30.

Q:	May I withdraw my subscription request once I have made it?

A:
Yes, you may withdraw your subscription request if we have not yet accepted it. Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line, (888)
875-0116.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:
We currently intend to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC (as defined below) requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common stockholders of at least 90% of our taxable income and tax exempt interest. See “Description of Our Shares” and “Certain Material U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S shares, Class D shares and Class I shares generally differ because of different class-specific stockholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing stockholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay a higher ongoing stockholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares). In this way, stockholder servicing and/or distribution fees are indirectly paid by holders of Class S shares and Class D shares, in that the stockholder servicing and/or distribution fee charged to such class is used by the Fund to compensate third-party brokers that sell Common Shares or provide services to investors who own Common Shares. See “Plan of Distribution—Underwriting Compensation—Stockholder Servicing and/or Distribution Fees—Class S shares, Class D shares and Class I shares.”
There is no assurance we will continue to pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital to stockholders, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital to stockholders or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital to stockholders or proceeds of this offering may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering, but, over time, we intend to fund distributions fully from cash flow from operations.

Q:	Will the distributions I receive be taxable as ordinary income?

A:
Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”

We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from asset sales. In addition, a portion of your distributions may be considered return of capital to you for U.S. federal income tax purposes. Amounts considered a return of capital to you generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares, or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you are urged to consult with your tax advisor. In particular,
non-U.S.
investors are urged to consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain Material U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional shares?

A:
Yes. We have adopted a distribution reinvestment plan whereby stockholders (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. Ohio residents that own Class S shares or Class D shares are not eligible to participate in our distribution reinvestment plan. If stockholders participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that the stockholders own will be automatically invested in additional Common Shares. The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent NAV per share for such shares at the time the distribution is payable. Stockholders will not pay upfront selling commissions when purchasing shares under our distribution reinvestment plan and funds reinvested to purchase shares pursuant to the distribution reinvestment plan will not have sales commissions or fees deducted from them; however, all shares, including those issued under our distribution reinvestment plan, will be subject to ongoing stockholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (as defined in “Distribution Reinvestment Plan”) notifying the Plan Administrator by submitting a letter of instruction terminating the participant’s account under the distribution reinvestment plan to Crescent Private Credit Income Corp., c/o SS&C GIDS, Inc. (attention Transfer Agent), 801 Pennsylvania Ave., Suite 219725, Kansas City, Missouri 64105. Such termination shall be effective immediately if the participant’s notice is received by the Plan Administrator at least 10 days prior to any record date for a distribution to stockholders; otherwise, such termination shall be effective only with respect to any subsequent distribution. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my shares be repurchased?

A:
Yes, subject to limitations. We have commenced a share repurchase program in which we intend, at the discretion of our Board, to offer to repurchase up to 5% of our Common Shares outstanding in each quarter. Our Board may amend, suspend, or terminate the share repurchase program at any time if it deems such action to be in our best interests. For example, in accordance with our directors’ duties to the Fund, our

Board may amend, suspend or terminate the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining stockholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will reinstate the share repurchase program when appropriate and subject to our directors’ duties to the Fund. All shares purchased by us in connection with the share repurchase program will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year (the “Early Repurchase Deduction”). Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering. The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will not apply to shares acquired through our distribution reinvestment plan, and the Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common stockholders.
If the number of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests do not carry over automatically and must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.
Most of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings or return of capital to stockholders, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What transfer restrictions are there on our Common Shares?

A:
Except as may be provided by our Board in setting the terms of classified or reclassified stock, our Common Shares will have no preemptive, exchange or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and to the extent necessary for the Fund to qualify as a regulated investment company (a “RIC”) under the Code or the characterization or treatment of income or loss, except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire our Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board. If the Fund rejects a transfer of Common Shares, such rejection will be affirmatively supported by an opinion of counsel. A charge may be imposed by the Fund to cover its actual, necessary and reasonable administrative and filing expenses incurred in connection with a transfer. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. See “Description of Our Shares.”

Q:	What is a business development company, or BDC?

A:
A BDC is a special
closed-end
investment vehicle that is regulated under the Investment Company Act and used to facilitate capital formation by smaller U.S. companies. BDCs are subject to certain restrictions applicable to investment companies under the Investment Company Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the Investment Company Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in
“non-qualifying”
portfolio investments, such as investments in
non-U.S.
companies. See “Investment Objective and Strategies—Regulation as a BDC.”

Q:	What is a regulated investment company, or RIC?

A:	We have elected to be treated for federal income tax purposes, and intend to qualify annually to be treated, as a RIC under the Code.
In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its stockholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and stockholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:
A
non-exchange
traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer to repurchase our Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•	in the case of certain U.S. stockholders, an annual Internal Revenue Service (“IRS”) Form 1099-DIV or IRS Form 1099B, if required, and, in the case of non-U.S. stockholders, an annual IRS Form 1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•
a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website,
www.crescentprivatecredit.com
, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. Information about us will also be available on the SEC’s website at
www.sec.gov
.
In addition, our monthly NAV per share will be posted on our website promptly after it has become available. We use our website as a channel of distribution of fund information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this prospectus or registration statement.

Q:	What fees do you pay to the investment adviser?

A:
Pursuant to the investment advisory and management agreement between us and the investment adviser (as amended and restated and currently in effect, the “Investment Advisory and Management Agreement”), the investment adviser is responsible for, among other things, originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. We pay the investment adviser a fee for its services under the Investment Advisory and Management Agreement consisting of two components: a management fee and an incentive fee.

•
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund had operations, May 2023, net assets were measured as the beginning net assets as of the effective date of the initial Investment Advisory and Management Agreement. Substantial additional fees and expenses may also be charged by the administrator to the Fund, which is an affiliate of the investment adviser, for our allocable portion of overhead expenses under the Administration Agreement (as defined below). Our investment adviser waived its base management fee from inception through April 30, 2024 and began charging its base management fee on the value of our net assets as of May 1, 2024 on the terms set forth in the Investment Advisory and Management Agreement. Our investment adviser voluntarily waived incentive fees from inception through December 31, 2025.

•	The incentive fee consists of two components as follows:

•
The first part of the incentive fee is based on income, whereby we pay the investment adviser quarterly in arrears 12.5% of our pre-incentive
fee net investment income (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•
The second part of the incentive fee is based on realized capital gains, whereby we pay the investment adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees, as calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).

The incentive fee is not based on a particular share class and will be allocated to each class of Common Shares based upon the relative proportion of net assets represented by such class.
See “Investment Advisory and Management Agreement and Administrative Agreement.”

Q:	Who administers the Fund?

A:
Pursuant to an administration agreement, referred to herein as the “Administration Agreement”, with our administrator, CCAP Administration LLC (our “administrator”) furnishes us with administrative services. These services include providing us with office facilities, equipment, clerical, bookkeeping and recordkeeping, maintaining financial and other records, preparing reports to stockholders and reports and other materials filed with the SEC or any other regulatory authority, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Fund reimburses our administrator (or its affiliates) for an allocable portion of the costs, expenses and benefits paid by our administrator or its affiliates to our chief compliance officer, chief financial officer, general counsel and secretary, their respective staffs and operations personnel who provide services to us; provided that such reimbursement does not conflict with Section 7.8 of the Fund’s charter. The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to our administrator. See “Investment Advisory and Management Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:
The Fund will not directly charge you a sales load. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and a 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we and, ultimately, our common stockholders will pay the following stockholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The intermediary manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We and, ultimately, our common stockholders will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
Pursuant to the requirements of the North American Securities Administrators Association’s (“NASAA”) Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 (as amended, from time to time, the “Omnibus Guidelines”), Front End Fees (as defined below) will be reasonable and will not exceed 18% of the gross proceeds of this offering, regardless of the source of payment. The term “Front End Fees” means fees and expenses paid by any party for any services rendered to organize the Fund and to acquire assets for the Fund, including organization and offering expenses, acquisition fees, acquisition expenses and any other similar fees, however designated by the Board.

The investment adviser has previously agreed to advance all of our organization and offering expenses on our behalf (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of our participating broker-dealers, reasonable bona fide due diligence expenses of participating broker-dealers supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of our transfer agent, fees to attend retail seminars sponsored by participating broker-dealers and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with current or prospective investors, broker-dealers, registered investment advisers or financial or other advisers, but excluding the stockholder servicing and/or distribution fee). Upon commencement of this offering, we recognized certain offering expenses previously incurred by the investment adviser on our behalf. Any organization or offering expenses incurred by us, including reimbursements to our investment adviser, are expensed as incurred and we, and ultimately, our common stockholders, are obligated to repay such expenses pursuant to the terms of the Expense Support and Reimbursement Agreement. Any offering expenses incurred by us, including reimbursements to our investment adviser, are recorded as deferred offering costs and subsequently amortized over 12 months. As of December 31, 2025, there was $10.0 million of offering and organization expenses supported by the investment adviser that were eligible for reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. From time to time our investment adviser may voluntarily agree to defer or waive all or portion of the fees (including incentive fees) and/or rights to be reimbursed for expenses that would otherwise have been earned by our investment adviser during any period. Any such waiver is made at the sole discretion of our investment adviser and is not required by any contractual or regulatory obligation. See “Plan of Distribution” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Components of Operations—Expense Support and Conditional Reimbursement Agreement.”

Q:	What are your expected operating expenses?

A:
We expect to incur operating expenses in the form of our management and incentive fees, stockholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Crescent and its affiliates?

A:
The investment adviser, Crescent and their respective affiliates (collectively, the “Firm”) will be subject to certain conflicts of interest with respect to the services the Firm provides for us and other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the investment adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Crescent Clients”). These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities.

Such conflicts may arise in allocating and structuring investments, and allocation of time, services, expenses or resources among the investment activities of Crescent Clients and the Firm. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.
Our investment adviser has adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable, allocated among Crescent Clients on a basis that over a period of time is fair and equitable to each Crescent Client relative to other Crescent Clients as well as a co-investment
policy designed to ensure fair allocation of
co-investment
opportunities amongst Crescent Clients. When an investment is appropriate for more than one Crescent Client, the investment typically is allocated to each such Crescent Client pursuant to criteria such as: (1) such Crescent Client’s investment objectives, guidelines and restrictions; (2) the amount of available securities; (3) available liquidity in each

Crescent Client’s account; (4) the amount of existing holdings (or substitutes) of the security in the accounts; (5) minimum investment requirements and the amount needed to obtain a meaningful position; (6) tax or legal considerations relating to the type of investment; and (7) investment time horizons.
As a BDC, we are subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have adopted procedures for the review, approval and monitoring of transactions that involve us and certain of our related persons. For example, we have a code of conduct that generally prohibits our executive officers or directors from using their personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Fund whereby the executive officer or director would benefit personally to the detriment of the Fund, cause the Fund to take action, or fail to take action, for the individual personal benefit of the covered person rather than for the benefit of the Fund; or use material non-public
knowledge of portfolio transactions made or contemplated for the Fund to trade personally, or cause others to trade personally, in contemplation of the market effect of such transactions. Any waiver to the code of conduct will generally only be permitted to be obtained from the audit committee and will be publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review all related-party transactions (as defined in Item 404 of Regulation
S-K).
See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?

A:
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the U.S. Department of Labor regulations at 29 C.F.R.
2510.3-101,
as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit investment in our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares, within the meaning of the Plan Asset Regulations.

In addition, each prospective investor that is, or is acting on behalf of any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code (including, for example, an individual retirement account and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to the provisions of any other federal, state, local,
non-U.S.
or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii) (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to as a “Plan”), must independently determine that our Common Shares are an appropriate investment for the Plan, taking into account its obligations under ERISA, the Code and applicable Similar Laws, and the facts and circumstances of each investing Plan.
Prospective investors should carefully review the matters discussed under Risk Factors—“Risks Related to an Investment in Our Common Shares” and “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	What is the impact of being an “emerging growth company”?

A:
We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

•	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”);

•
submit certain executive compensation matters to stockholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding
stockholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding
stockholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or

•
disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible
debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule
12b-2
under the Exchange Act.
We do not believe that being an emerging growth company has a significant impact on our business or this offering. We have elected to opt into the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by the investment adviser and we do not directly compensate our executive officers, or reimburse the investment adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of the investment adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek stockholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. stockholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:	If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: SS&C GIDS, Inc.
Recent Developments
On January 2, 2026, we issued and sold approximately 1,625,647 Common Shares (consisting of 1,625,647 Class I shares) at an offering price of $27.06 per share, and received $44.0 million as payment for such shares. The purchase price per Class I share was $27.06, which was the Fund’s NAV per Class I share as of December 31, 2025.

On January 17, 2026, as part of a scheduled commitment increase, the JPM Funding Facility III commitment size increased from $575.0 million to $650.0 million.
On February 2, 2026, we issued and sold approximately 40,706 Common Shares (consisting of 36,059 Class I shares, 929 Class D shares and 3,718 Class S shares) at an offering price of $26.90 per share, and received $1.1 million as payment for such shares. The purchase price per Class I share, Class D share and Class S Share was $26.90, which was the Fund’s NAV per Class I share, Class D share and Class S share as of January 31, 2026.
As part of our share repurchase program, on February 26, 2026, we commenced a tender offer to repurchase up to 5% of our Common Shares outstanding as of January 31, 2026. On March 26, 2026, our previously announced tender offer to repurchase up to 5% of our Common Shares as of January 31, 2026 expired and no shares were tendered.
On January 30, 2026, we declared regular and special distributions for our Class I shares and Class S shares, on February 25, 2026 we declared regular distributions for our Class I shares, Class S shares and Class D shares, on March 27, 2026, we declared regular and special distributions for our Class I shares, Class S shares and Class D shares, and on April 28, 2026 we declared regular distributions for our Class I shares, Class S shares and Class D shares in the amounts per share set forth below:

(in $ millions, except per share amounts)
Record Date	Declaration Date	Payment Date	Gross Class I Distribution Per Share		Gross Class S Distribution Per Share		Gross Class D Distribution Per Share
January 31, 2026	January 30, 2026	February 27, 2026	$0.1600		$0.1600		—
January 31, 2026	January 30, 2026	February 27, 2026	$0.0400	(1)	$0.0400	(1)	—
February 28, 2026	February 25, 2026	March 30, 2026	$0.1650		$0.1650		$0.1650
March 31, 2026	March 27, 2026	April 30, 2026	$0.1650		$0.1650		$0.1650
March 31, 2026	March 27, 2026	April 30, 2026	$0.0700	(1)	$0.0700	(1)	$0.0700	(1)
April 30, 2026	April 28, 2026	May 27, 2026	$0.1650		$0.1650		$0.1650

(1)	Represents a special distribution.
The distributions for Class I shares, Class S shares and Class D shares will be paid in cash or reinvested in the Class I shares, Class S shares and Class D shares, respectively, for shareholders participating in our distribution reinvestment plan on or about the payment dates above.
On March 2, 2026, we issued and sold approximately 311,566 Common Shares (consisting of 310,659 Class I shares, 907 Class S shares and no Class D shares) at an offering price of $26.58 per share, and received $8.3 million as payment for such shares. The purchase price per Class I share and Class S share was $26.58, which was the Fund’s NAV per Class I share, Class S share and Class D share as of February 28, 2026.
On April 28, 2026, we announced the NAV per share of our Class I shares, Class S shares and Class D shares as of March 31, 2026, as determined in accordance with our valuation policy, was $26.27. We also announced that as of March 31, 2026, our aggregate NAV was approximately $503.5 million, the fair value of our portfolio investments was approximately $877.1 million and we had principal debt outstanding of $464.5 million, resulting in a debt to equity ratio of approximately 0.92x.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Stockholder transaction expenses (fees paid directly from your investment)
Maximum sales load (1)	—%	—%	—%
Maximum Early Repurchase Deduction (2)	2.00%	2.00%	2.00%
Annual expenses (as a percentage of net assets attributable to our Common Shares) (3)
Base management fees (4)	1.25%	1.25%	1.25%
Incentive fees (5)	—%	—%	—%
Stockholder servicing and/or distribution fees (6)	0.85%	0.25%	—%
Interest payment on borrowed funds (7)	3.25%	3.25%	3.25%
Other expenses (8)	0.69%	0.69%	0.69%
Total annual expenses	6.04%	5.44%	5.19%

(1)
The Fund will not directly charge you a sales load. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

(2)
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year, also referred to as the Early Repurchase Deduction. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering. The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will not apply to shares acquired through our distribution reinvestment plan, and the Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common stockholders.

(3)
Weighted average net assets employed as the denominator for expense ratio computation is $600.7 million. This estimate is based on (i) total net assets of $465.1 million as of December 31, 2025 and (ii) the assumption that we sell $144.2 million of our Common Shares in 2026. Actual net assets will depend on the number of shares we actually sell, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any. See footnote 7 for assumptions related to changes in debt.

(4)	The base management fee paid to our investment adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month.
(5)	This item represents our investment adviser’s incentive fee based on capital gains and investment income. The incentive fee is divided into two parts:

•
The first part of the incentive fee is based on income, whereby we pay our investment adviser quarterly in arrears 12.5% of our pre-incentive
fee net investment income (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•
The second part of the incentive fee is based on realized capital gains, whereby we pay our investment adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid cap it
al gains incentive fees, as calculated in accordance with GAAP.

The incentive fee is not based on a particular share class and is allocated to each class of Common Shares based upon the relative proportion of net assets represented by such class.
As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. We expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to our investment adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.625% of our net assets would be payable. See “Investment Advisory and Management Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)
Subject to FINRA limitations on underwriting compensation, we and, ultimately, our common stockholders will pay the following stockholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. Stockholders will not pay transaction related charges when purchasing Common Shares under our distribution reinvestment plan, but all outstanding Class S shares and Class D shares, including those issued under our distribution reinvestment plan, will be subject to ongoing servicing fees. The intermediary manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. See “Plan of Distribution” and “Use of Proceeds.”

(7)
We have borrowed and may from time to time borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by common stockholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 50% of our weighted average net assets in 2026, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 6.5%. Our ability to incur leverage during 2026 depends, in large part, on the amount of money we are able to raise through the sale of shares registered in this offering and the availability of financing in the market.

(8)
“Other expenses” includes our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by CCAP Administration LLC in performing its obligations under the Administration Agreement, and income taxes. The amount presented in the table estimates the amounts we expect to pay during 2026.

We have entered into an Expense Support and Conditional Reimbursement Agreement with our investment adviser. Our investment adviser may elect to pay certain of our expenses, including, but not limited to, organization and offering expenses, administration expenses, management fees and incentive fees, on our behalf (each such payment, an “Expense Payment”), provided that no portion of an Expense Payment will be used to pay any interest expense or stockholder servicing and/or distribution fees of the Fund. As of December 31, 2025, there was $10.0 million of offering and organization expenses supported by the investment adviser that were eligible for reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. Any Expense Payment that our investment adviser has committed to pay must be paid by our investment adviser to us or on behalf of us in any combination of cash or other immediately available funds no later than forty-five days after such election was made in writing by our investment adviser, and/or offset against amounts due from us to our investment adviser or its affiliates. If our investment adviser elects to pay certain of our expenses, our investment adviser will be entitled to reimbursement of such expenses from us if, following any calendar month, Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s stockholders. The Fund shall pay such Excess Operating Funds (as defined below), or a portion thereof, to its investment adviser until such time as all Expense Payments made by its investment adviser to or on behalf of the Fund within three years prior to the last business day of the applicable calendar month have been reimbursed. Such reimbursements are conditioned on (i) an expense ratio (excluding any management or incentive fee) that, after giving effect to the recoupment, is lower than the expense ratio (excluding any management or incentive fee) at the time of the fee waiver or expense reimbursement and (ii) a distribution level (exclusive of return of capital, if any), equal to, or greater than, the rate at the time of the waiver or reimbursement. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Components of Operations—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support and Conditional Reimbursement Agreement. Because our investment adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from our investment adviser.
Example:
We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that:

(1)	our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses;

(2)	the annual return before fees and expenses is 5.0%;

(3)	the net return after payment of fees and expenses is distributed to common stockholders and reinvested at NAV; and

(4)	your financial intermediary does not directly charge you transaction or other fees.
Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income (1) :	$63	$188	$309	$597
Total expenses assuming a 5.0% annual return solely from net realized capital gains (2) :	$70	$205	$335	$638

Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income (1) :	$57	$170	$282	$553
Total expenses assuming a 5.0% annual return solely from net realized capital gains (2) :	$63	$188	$308	$597
Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income (1) :	$54	$163	$270	$534
Total expenses assuming a 5.0% annual return solely from net realized capital gains (2) :	$61	$180	$297	$579

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Shares will bear directly or indirectly. While the examples assume, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to achieve sufficient returns on our investments, including through the realization of capital gains, to trigger incentive fees of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at the NAV, if our Board authorizes and we declare a cash distribution, participants in our distribution reinvestment plan who have elected to receive shares will receive a number of Common Shares determined by dividing the total dollar amount of the distribution payable to a participant by the NAV per share on the valuation date for the distribution. See “Distribution Reinvestment Plan” below for additional information regarding our distribution reinvestment plan.
This example and the expenses in the table above should not be considered a representation of the actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS
The following table of financial highlights is intended to help a prospective investor understand our financial performance for the periods shown. The financial data set forth in the following table as of December 31, 2025, December 31, 2024 and December 31, 2023 and for the years ended December 31, 2025 and December 31, 2024 and for the period from May 5, 2023 (Commencement of Operations) to December 31, 2023 are derived from the Fund’s consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm whose report is included in this prospectus. Results as of December 31, 2025, December 31, 2024 and December 31, 2023 and for the years ended December 31, 2025 and December 31, 2024 and for the period from May 5, 2023 (Commencement of Operations) to December 31, 2023 are not necessarily indicative of the results that may be expected for future periods. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.
Below is the schedule of the Fund’s financial highlights as of December 31, 2025, December 31, 2024 and December 31, 2023 and for the years ended December 31, 2025 and December 31, 2024 and for the period from May 5, 2023 (Commencement of Operations) to December 31, 2023 (in thousands, except share and per share data):

	As of and For the Year Ended December 31, 2025		As of and For the Year Ended December 31, 2024		As of and For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
	Class I	Class S	Class I	Class S	Class I		Class S
Per Share Data (6) :
Net asset value, beginning of period	$27.06	$—	$26.11	$—	$25.00		$—
Capital contribution	—	26.88	—	—	—		—
Net investment income (1)	2.53	1.71	2.41	—	0.88		—
Net realized and unrealized gains on investments (1)(2)	0.07	0.23	0.15	—	0.23		—
Net increase in net assets resulting from operations	2.60	1.94	2.56	—	1.11		—
Distributions declared from net investment income (2)	(2.60)	(1.76)	(1.61)	—	—		—

Total increase (decrease) in net assets	0.00	27.06	0.95	—	1.11		—
Net asset value, end of period	$27.06	$27.06	$27.06	$—	$26.11		$—
Shares outstanding, end of period	17,185,048	2,358	6,677,756	—	3,977,799		—
Weighted average shares outstanding	11,251,880	2,122	5,910,898	—	2,805,772		—
Total return based on net asset value (3)	9.61%	7.22%	9.80%	—	4.44%		—
Ratio/Supplemental Data:
Net assets, end of period	$465,005	$64	$180,725	$—	$103,858		$—
Ratio of total expenses (excluding expense support) to average net assets (4)(5)	8.68%	8.80%	9.18%	—	3.81	% (7)	—
Ratio of net expenses (excluding expense support and without incentive fees and interest and other debt expenses) to average net assets	3.73%	4.09%	4.24%	—	3.36	% (7)	—

	As of and For the Year Ended December 31, 2025		As of and For the Year Ended December 31, 2024		As of and For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
	Class I	Class S	Class I	Class S	Class I		Class S
Ratio of net investment income to average net assets	10.12%	8.61%	9.29%	—	6.18	% (7)	—
Ratio of interest and credit facility expenses to average net assets	4.95%	4.71%	4.05%	—	0.45	% (7)	—
Portfolio turnover	31.81%	31.81%	30.71%	—	0.84%		—
Asset coverage ratio	210%	221%	259%	—	557%		—

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)
Total return based on NAV is calculated as the change in NAV per share during the period plus declared distributions per share during the period, divided by the beginning NAV per share, and not annualized.

(4)
The ratio of total expenses to average net assets in the table above reflects the investment adviser’s voluntary waivers of its right to receive a portion of the management fees and income incentive fees.

(5)
The ratio of total expenses to average net assets in the table above includes the investment adviser’s voluntary waivers of its right to receive the management, income and capital gains incentive fees. Excluding the effects of the voluntary waivers and expense support, the annualized ratio of total expenses to average net assets for Class I shares would have been 9.01% for the year ended December 31, 2025. Excluding the effects of the voluntary waivers, the annualized ratio of total expenses to average net assets would have been 10.21% for the year ended December 31, 2024. Excluding the effects of the voluntary waivers, the annualized ratio of total expenses to average net assets would have been 6.12% for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023.

(6)
Net asset information presented is related to Class I and Class S shares. There were no Class D shares issued and outstanding during the period from May 5, 2023 (commencement of operations) through December 31, 2025.

(7)	Annualized.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of all known material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should carefully consider the following information before making an investment in our Common Shares. The risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
We have a limited operating history.
We are a
non-diversified,
closed-end
management investment company that has elected to be regulated as a BDC under the Investment Company Act with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objectives and the value of a stockholder’s investment could decline substantially or become worthless. Further, our investment adviser has not previously offered a non-traded
business development company. While we believe that the past professional experiences of our investment adviser’s investment team, including investment and financial experience of our investment adviser’s senior management, will increase the likelihood that our investment adviser will be able to manage us successfully, there can be no assurance that this will be the case.
Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.
Our Board has the authority, except as otherwise provided in the Investment Company Act or state law, as described below, to modify or waive certain of our investment objectives, operating policies and strategies without prior notice and without stockholder approval. Pursuant to Rule
35d-1
under the Investment Company Act, we may not change our investment strategy with respect to 80% of our total assets without 60 days’ prior notice to stockholders. If we, in the future, operate as a diversified management investment company for a period of three or more years, we will not resume operation as a non-diversified
management investment company without prior stockholder approval. Additionally, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. Under Maryland law, we also cannot be dissolved without prior stockholder approval. We cannot predict the effect any changes to our operating policies and strategies would have on our business, operating results and the market price of our Common Shares. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions to our common stockholders.
Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and our business.
From time to time, the global capital markets may experience periods of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities and a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing
of credit risk in the broadly syndicated market.

Deteriorating market conditions could result in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be forecasted. Deteriorating market conditions and uncertainty regarding economic markets generally could result in declines in the market values of potential investments or declines in the market values of investments after they are made or acquired by us and affect the potential for liquidity events involving such investments or portfolio companies.
Such declines may be exacerbated by other events, such as the failure of significant financial institutions or hedge funds, dislocations in other investment markets or other extrinsic events. Applicable accounting standards require us to determine the fair value of our investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of our investments are not publicly traded, as part of the valuation process, we consider a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect our investment valuations.
During any such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if any, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions that will apply to us as a BDC, we will generally not be able to issue additional Common Shares at a price less than NAV without first obtaining approval for such issuance from our common stockholders and independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, as amended, must equal at least 150% immediately after each time we incur indebtedness. The debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
A prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.
Global economic, political and market conditions caused by the current public health crisis have (and in the future, could further) adversely affected our business, results of operations and financial condition and those of our portfolio companies.
A novel strain of coronavirus initially appeared in China in late 2019 and rapidly spread to other countries, including the United States. In an attempt to slow the spread of the coronavirus, governments around the world, including the United States, placed restrictions on travel, issued “stay at home” orders and ordered the temporary closure of certain businesses, such as factories and retail stores. Such restrictions and closures impacted supply chains, consumer demand and/or the operations of many businesses. As jurisdictions around the United States and the world continue to experience surges in cases of
COVID-19
and governments consider pausing the lifting of or
re-imposing
restrictions, there is considerable uncertainty surrounding the full economic impact of the coronavirus pandemic and the long-term effects on the U.S. and global financial markets.
Any disruptions in the capital markets, as a result of the
COVID-19
pandemic or otherwise, may increase the spread between the yields realized on risk-free and higher risk securities and can result in illiquidity in parts of the capital markets, significant write-offs in the financial sector and re-pricing
of credit risk in the broadly syndicated market. These and any other unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, our success depends in substantial part on the management, skill and acumen of our investment adviser, whose operations may be adversely impacted, including through quarantine measures and travel restrictions imposed on its investment professionals or service providers, or any related health issues of such investment professionals or service providers.

In addition, the restrictions and closures and related market conditions, if re-imposed
in the future, could result in certain of our portfolio companies halting or significantly curtailing operations and negative impacts to the supply chains of certain of our portfolio companies. The financial results of middle-market companies, like those in which we invest, may experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults, and further deterioration will further depress the outlook for those companies. Further, adverse economic conditions decreased and may in the future decrease the value of collateral securing some of our loans and the value of our equity investments. Such conditions have required and may in the future require us to modify the payment terms of our investments, including changes in PIK interest provisions and/or cash interest rates. The performance of certain of our portfolio companies has been, and in the future may be, negatively impacted by these economic or other conditions, which can result in our receipt of reduced interest income from our portfolio companies and/or realized and unrealized losses related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations. In addition, as governments ease
COVID-19
related restrictions, certain of our portfolio companies may experience increased health and safety expenses, payroll costs and other operating expenses.
As the potential long-term impact of the coronavirus pandemic remains difficult to predict, the extent to which the pandemic could negatively affect our and our portfolio companies’ operating results or the duration or reoccurrence of any potential business or supply-chain disruption is uncertain. Any potential impact to our results of operations will depend to a large extent on future developments regarding the duration and severity of the pandemic and the actions taken by governments (including stimulus measures or the lack thereof) and their citizens to contain the coronavirus or treat its impact, all of which are beyond our control.
A failure on our part to maintain our status as a BDC may significantly reduce our operating flexibility.
If we fail to maintain our status as a BDC, we might be regulated as a closed-end
investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.
We are a
non-diversified
investment company within the meaning of the Investment Company Act; therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a
non-diversified
investment company within the meaning of the Investment Company Act, which means that we are not limited by the Investment Company Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer and the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements applicable to RICs, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.
We are dependent upon key personnel of Crescent and our investment adviser.
We do not have any internal management capacity or employees. Our ability to achieve our investment objectives will depend on our ability to manage our business and to grow our investments and earnings. This will depend, in turn, on the diligence, skill and network of business contacts of Crescent’s senior professionals. We expect that these senior professionals will evaluate, negotiate, structure, close and monitor our investments in accordance with the terms of our Investment Advisory and Management Agreement. We can offer no assurance, however, that Crescent’s senior professionals will continue to provide investment advice to us. If these individuals do not maintain their employment or other relationships with Crescent and do not develop new relationships with other sources of investment opportunities available to us, we may not be able to grow our investment portfolio. In addition, individuals with whom Crescent’s investment professionals have relationships are not obligated to provide us with investment opportunities. Therefore, we can offer no assurance that such relationships will generate investment opportunities for us. The departure or misconduct of any of these individuals, or of a significant number of the investment professionals of Crescent, could have a material adverse effect on our business, financial condition or results of operations.
Our investment adviser is an affiliate of Crescent and depends upon access to the investment professionals and Crescent’s other resources to fulfill its obligations to us under the Investment Advisory and Management Agreement. Our investment adviser will also depend upon such investment professionals to obtain access to deal flow generated by Crescent. In addition, we cannot assure you that an affiliate of Crescent will remain our investment adviser or that we will continue to have access to Crescent’s investment professionals or its information and deal flow.
Crescent’s and our investment adviser’s investment professionals, which are currently composed of the same personnel, have substantial responsibilities in connection with the management of other Crescent clients. Crescent’s personnel may be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which may increase as the number of investments grow, may distract them or slow our rate of investment.
Our investment adviser’s investment committee, which provides oversight over our investment activities, is provided to us by our investment adviser under the Investment Advisory and Management Agreement. The loss of any member of our investment adviser’s investment committee or of Crescent’s other senior professionals would limit our ability to achieve our investment objectives and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operations and cash flows. We do not provide key person life insurance for any of our key personnel.
Further, we depend upon Crescent to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Crescent fails to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom Crescent’s senior professionals have relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities in the future. There can be no assurance that Crescent will replicate its historical ability to generate investment opportunities (see “Prospectus Summary—What experience in private credit does the investment adviser offer?”), and we caution you that our investment returns could be substantially lower than the returns achieved by other Crescent-managed funds.
We may not replicate the historical performance achieved by Crescent.
Our primary focus in making investments may differ from those of existing investment funds, accounts or other investment vehicles that are or have been managed by members of our investment adviser’s investment committee or by Crescent. Past performance should not be relied upon as an indication of future results. There can be no guarantee that we will replicate the historical performance of Crescent or the historical performance of investment funds, accounts or other investment vehicles that are or have been managed by members of our investment adviser’s investment committee or by Crescent or its employees, and we caution investors that our investment returns could be substantially lower than the returns achieved by them in prior periods. We cannot assure you that we will be profitable in the future or that our investment adviser will be able to continue to implement our investment objectives with the same degree of success that it has had in the past. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.
We depend on Crescent to manage our business effectively.
Our ability to achieve our investment objectives depends on our ability to manage our business and to grow our investments and earnings. This depends, in turn, on Crescent’s ability to identify, invest in and monitor portfolio companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis will depend upon Crescent’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Crescent’s investment professionals will have substantial responsibilities in connection with the management of other investment funds, accounts and investment vehicles. Crescent’s personnel may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them from servicing new investment opportunities for us or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition, results of operations and cash flows.
Our ability to grow depends on our ability to raise capital.
We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance any future debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We intend to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our common stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our debt obligations as they come due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.
In addition, we may borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Such requirement, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to obtain lines of credit or issue senior securities at all or on terms acceptable to us.
Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are permitted as a BDC to issue senior securities in amounts such that our asset coverage ratio, as defined in the Investment Company Act, as amended, equals at least 150% of our gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous to us in order to repay a portion of its indebtedness. If we issue senior securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss.
Furthermore, equity capital may be difficult to raise because, subject to some limited exceptions, we are not generally able to issue and sell our Common Shares at a price below NAV per share. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the then-current NAV per share of our Common Share if our Board determines that such sale is in our best interests, and if our common stockholders, including holders of a majority of our Common Shares that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). We do not currently have authorization from our common stockholders to issue our Common Shares at a price below the then-current NAV per share.
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the Investment Company Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on
investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.
We may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the Investment Company Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the Investment Company Act provisions applicable to BDCs. As a result of such violation, specific rules under the Investment Company Act could prevent us, for example, from making follow-on
investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the Investment Company Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Our failure to make
follow-on
investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as
“follow-on”
investments, in seeking to:

•	increase or maintain in whole or in part our position as a creditor or equity ownership percentage in a portfolio company;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	preserve or enhance the value of our investment.
We have discretion to make
follow-on
investments, subject to the availability of capital resources. Failure on our part to make follow-on
investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.

Even if we have sufficient capital to make a desired
follow-on
investment, we may elect not to make a
follow-on
investment because we may not want to increase its level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements of the Investment Company Act or the desire to maintain our qualification as a RIC.
Additionally, certain loans that we may make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.
We may also make unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any. Additionally, we invest in unitranche loans (loans that combine both senior and subordinated debt, generally in a first lien position), which may provide for a waterfall of cash flow priority between different lenders in the unitranche loan. In certain instances, we may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case the “first out” portion of the loan would generally receive priority with respect to repayment of principal, interest and any other amounts due thereunder over the “last out” portion of the loan that we would continue to hold.
The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.
We may not have the ability to control or direct such actions, even if its rights are adversely affected.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.
The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. However, we have borrowed from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds have fixed dollar claims on our assets that are superior to the claims of the holders of our Common Shares, and we would expect such lenders to seek recovery against our assets in the event of a default. We have and may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. In addition, under the terms of our current credit facilities and any borrowing facility or other debt instrument we may enter into, we are likely to be required to use the net proceeds of any investments that we sell to repay a portion of the amount borrowed under such facilities or instrument before applying such net proceeds to any other uses. If the value of our assets decreases, leveraging would cause the NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distribution payments on our Common Shares or preferred stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, holders of our Common Shares will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to our investment adviser.
There can be no assurance that our business will generate sufficient cash flow from operations or that future borrowings will be available to us under our current credit facilities or otherwise in an amount sufficient to enable us to repay our indebtedness or to fund our other liquidity needs. We may need to refinance all or a portion of our indebtedness on or before it matures. There can be no assurance that we will be able to refinance any of our indebtedness on commercially reasonable terms or at all. If we cannot service our indebtedness, we may have to take actions such as selling assets or seeking additional equity. There can be no assurance that any such actions, if necessary, could be effected on commercially reasonable terms or at all, or on terms that would not be disadvantageous to stockholders or on terms that would not require us to breach the terms and conditions of our future debt agreements.
As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we will not be able to incur additional debt and could be required to sell a portion of our investments to repay some debt when it is otherwise disadvantageous for us to do so. This could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure stockholders that we will be able to obtain credit at all or on terms acceptable to it.
Our business could be adversely affected in the event we default under our existing credit facilities or any future credit or other borrowing facility.
We have entered, and in the future may enter, into one or more additional credit facilities. The closing of any credit facility is contingent on a number of conditions including, without limitation, the negotiation and execution of definitive documents relating to such credit facility. If we obtain any additional credit facilities, we intend to use borrowings under such credit facilities to make additional investments and for other general corporate purposes. However, there can be no assurance that we will be able to close such additional credit facilities or obtain other financing.

In the event we default under our current credit facilities or any other future borrowing facility, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the relevant credit facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the relevant credit facility or any future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, ability to pay distributions, financial condition, results of operations and cash flows. If we were unable to obtain a waiver of a default from the lenders or holders of that indebtedness, as applicable, those lenders or holders could accelerate repayment under that indebtedness, which might result in cross-acceleration of other indebtedness. An acceleration could have a material adverse impact on our business, financial condition and results of operations.
In addition, following any such default, the agent for the lenders under the relevant credit facility or such future credit or other borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
Lastly, as a result of any such default, we may be unable to obtain additional leverage, which could, in turn, affect our return on capital.
We are subject to a 150% asset coverage.
Under the Investment Company Act, a BDC is allowed to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. The reduced asset coverage requirement permits a BDC to borrow up to two dollars for every dollar it has in assets less all liabilities and indebtedness not represented by senior securities issued by it. Because Crescent, as our sole initial stockholder, approved a proposal on May 3, 2023 that allows us to reduce our asset coverage ratio to 150%, the ratio applicable to our senior securities is 150%.
Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we may use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the NAV attributable to our Common Shares to increase more sharply than it would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would have without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions or pay distributions on our Common Shares, make scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.”
We are and may be subject to restrictions under our credit facilities and any future credit or other borrowing facility that could adversely impact our business.
Our current credit facilities, and any future borrowing facility, may be backed by all or a portion of our loans and securities on which the lenders may have a security interest. We currently pledge and may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. Like with our current credit facilities, we expect that any future security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders, and we expect that the custodian for our securities serving as collateral for such loan would include in the custodian’s electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. Under our current credit facilities, we are subject to customary events of default. If we were to default under the terms of our current credit facilities or any future borrowing facility, the agent for the applicable lenders would be able to assume control of the timing of disposition of the assets pledged under the facility, which could include any or all of our assets securing such debt. Such remedial action would have a material adverse effect on our business, financial condition, results of operations and cash flows.
In addition, the security interests as well as negative covenants under our current credit facilities or any other future borrowing facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under our current credit facilities or any other borrowing facility were to decrease, we would be required to secure additional assets in an amount equal to any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under the relevant credit facility or any other borrowing facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to pay distributions.
In addition, under our current credit facilities, or any other future borrowing facility, we may be limited as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained.
There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under our current credit facilities or any other borrowing facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our revenues and, by delaying any cash payment allowed to us under the relevant credit facility or any other borrowing facility until the lenders have been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our qualification as a RIC.
In addition to regulatory or existing credit facility requirements that restrict our ability to raise capital, any future debt facilities may contain various covenants that, if not complied with, could accelerate repayment under such debt facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.
Agreements covering our current credit facilities require, and future agreements governing any debt facilities may require, us to comply with certain financial and operational covenants. These covenants may include, among other things:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	restrictions on our ability to incur liens; and

•	maintenance of a minimum level of stockholders’ equity.
Our compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with an obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity.
Accordingly, there are no assurances that we will be able to comply with the covenants in our current credit facilities or future agreements governing any debt facilities we enter into. Failure to comply with these covenants could result in a default under these debt facilities, that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.
We may form one or more CLOs, which may subject us to certain structured financing risks.
To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more collateralized loan obligations (“CLOs”), while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity and selling debt interests in such entity on a non-recourse
or limited-recourse basis to purchasers. It is possible that an interest in any such CLO held by us may be considered a
“non-qualifying”
portfolio investment for purposes of the Investment Company Act.
If we create a CLO, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to stockholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the Annual Distribution Requirement (defined below) for maintaining RIC status, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification as a RIC, which would have a material adverse effect on an investment in the shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to stockholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.
The manager for a CLO that we create may be the Fund, our investment adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent our investment adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate our investment adviser or the affiliate for such services, we, our investment adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our common stockholders, pay no additional management fees to our investment adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its stockholders) or any affiliate.
We operate in an increasingly competitive market for investment opportunities, which could make it difficult for us to identify and make investments that are consistent with our investment objectives.
A number of entities compete with us to make the types of investments that we make and plan to make. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC or the source-of-income,
asset diversification and distribution requirements we must satisfy to maintain our RIC qualification. The competitive pressures we face may have a material adverse effect on our business, financial condition, results of operations and cash flows. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objectives.
With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by Crescent. Although Crescent will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in our best interests. Moreover, the performance of investments will not be known at the time of allocation. See “—Our investment adviser, the investment committee of our investment adviser, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest.”
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the Investment Company Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. We consider our investment adviser and its affiliates, including Crescent, to be our affiliates for such purposes. In addition, any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the Investment Company Act, and we are generally prohibited from buying or selling any security from or to such affiliate without the prior approval of our independent directors. We consider our investment adviser and its affiliates, including Crescent, to be our affiliates for such purposes. The Investment Company Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. If we are prohibited by applicable law from investing alongside Crescent’s investment funds, accounts and investment vehicles with respect to an investment opportunity, we may not be able to participate in such investment opportunity.
We may, however, invest alongside Crescent’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations or exemptive orders and Crescent’s allocation policy. For example, we may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions and requirements are met, including that Crescent, acting on our behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price.
In situations where
co-investment
with investment funds, accounts and investment vehicles managed by Crescent is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of Crescent’s clients, subject to the limitations described in the preceding paragraph, Crescent will need to decide which client will proceed with the investment. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to us.
Crescent has been granted exemptive relief from the SEC, upon which we and our investment adviser may rely, which permits greater flexibility to negotiate the terms of co-investments
if our Board determines that it would be advantageous for us to co-invest
with investment funds, accounts and investment vehicles managed by Crescent in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that co-investment
by us and investment funds, accounts and investment vehicles managed by Crescent may afford us additional investment opportunities and an ability to achieve a more varied portfolio. Accordingly, the exemptive order permits us to invest with investment funds, accounts and investment vehicles managed by Crescent in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the Investment Company Act. The exemptive relief permitting co-investment
transactions generally applies only if our independent directors and directors who have no financial interest in such transaction review and approve in advance each co-investment
transaction. The exemptive relief provides that, if the size of a co-investment
opportunity is insufficient to meet our and the other Crescent funds’ desired level of participation in full, allocations will generally be made pro rata based on capital available for investment, as determined, in our case, by our Board as well as the terms of our governing documents and those of such investment funds, accounts and investment vehicles. It is our policy to base our determinations on such factors as: the amount of cash on-hand,
existing commitments and reserves, if any, our targeted leverage level, our targeted asset mix and diversification requirements and other investment policies and restrictions set by our Board or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for investment funds, accounts and investment vehicles managed by Crescent. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.
Our ability to sell or otherwise exit investments also invested in by other Crescent investment vehicles is restricted.
We may be considered affiliates with respect to certain of our portfolio companies because our affiliates, which may include certain investment funds, accounts or investment vehicles managed by Crescent, also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under the Investment Company Act. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. Crescent has obtained exemptive relief from the SEC in relation to certain joint transactions, upon which we and our investment adviser may rely; however, there is no assurance that the terms such exemptive relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.
Our investment adviser, the investment committee of our investment adviser, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest.
As a result of our arrangements with Crescent, our investment adviser and our investment adviser’s investment committee, there may be times when our investment adviser or such persons have interests that differ from those of our common stockholders, giving rise to a conflict of interest.
The members of our investment adviser’s investment committee serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts, or investment vehicles managed by Crescent and/or its affiliates. Similarly, Crescent and its affiliates may have other clients with similar, different or competing investment objectives.

In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of, or which may be adverse to the interests of, us or our common stockholders. For example, an affiliate of Crescent presently serves as the investment adviser to CCAP, a publicly listed BDC. Some of our executive officers may serve is similar or other capacities for CCAP. In addition, Crescent has, and will continue to have management responsibilities for other investment funds, accounts and investment vehicles. There is a potential that we will compete with CCAP and such funds, and other entities managed by Crescent and its affiliates, for capital and investment opportunities. As a result, members of our investment adviser’s investment committee who are affiliated with Crescent will face conflicts in the allocation of investment opportunities among us, CCAP and other investment funds, accounts and investment vehicles managed by Crescent and its affiliates and may make certain investments that are appropriate for us but for which we receive a relatively small allocation or no allocation at all. Crescent intends to allocate investment opportunities among us, CCAP, eligible investment funds, accounts and investment vehicles in a manner that is fair and equitable over time and consistent with its allocation policy. However, we can offer no assurance that such opportunities will be allocated to us fairly or equitably in the short-term or over time, and we may not be given the opportunity to participate in all investments made by investment funds managed by Crescent or its affiliates, and there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.
Further, to the extent permitted by applicable law, we and our affiliates may own investments at different levels of a portfolio company’s capital structure or otherwise own different classes of a portfolio company’s securities, which may give rise to conflicts of interest or perceived conflicts of interest. Conflicts may also arise because decisions regarding our portfolio may benefit our affiliates. Our affiliates may pursue or enforce rights with respect to one of its portfolio companies, and those activities may have an adverse effect on us.
Crescent’s principals and employees, our investment adviser or their affiliates may, from time to time, possess material non-public
information, limiting our investment discretion.
Crescent’s executive officers and directors, principals and other employees, including members of our investment adviser’s investment committee, may serve as directors of, or in a similar capacity with, portfolio companies in which we invest, the securities of which are purchased or sold on our behalf and may come into possession of material non-public
information with respect to issuers in which we may be considering making an investment. In the event that material non-public
information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies, Crescent’s policies or as a result of applicable law or regulations, we could be prohibited for a period of time or indefinitely from purchasing or selling the securities of such companies, or we may be precluded from providing such information or other ideas to other funds affiliated with Crescent that might benefit from such information, and this prohibition may have an adverse effect on us.
Conflicts may arise related to other arrangements with Crescent and our investment adviser and other affiliates.
We have entered into a license agreement with Crescent under which Crescent has agreed to grant us a non-exclusive,
royalty-free license to use the name “Crescent Capital.” In addition, the Administration Agreement with our administrator, an affiliate of Crescent, requires we pay to our administrator our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our chief compliance officer, chief financial officer, general counsel and secretary, their respective staffs and operations personnel who provide services to us; provided that such reimbursement does not conflict with Section 7.8 of our charter. These agreements create conflicts of interest that the independent directors of our Board will monitor. For example, under the terms of the license agreement, we will be unable to preclude Crescent from licensing or transferring the ownership of the “Crescent Capital” name to third parties, some of whom may compete against us. Consequently, it will be unable to prevent any damage to goodwill that may occur as a result of the activities of

Crescent or others. Furthermore, in the event the license agreement is terminated, we will be required to change our name and cease using “Crescent” as part of our name. Any of these events could disrupt our recognition in the marketplace, damage any goodwill it may have generated and otherwise harm our business.
Our Investment Advisory and Management Agreement was negotiated with our investment adviser and the Administration Agreement was negotiated with our administrator, which are both our related parties.
The Investment Advisory and Management Agreement, and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to our investment adviser, may not be as favorable to us as if they had been negotiated exclusively with an unaffiliated third party. In addition, we may desire not to enforce, or to enforce less vigorously, its rights and remedies under these agreements because of our desire to maintain our ongoing relationship with our investment adviser, our administrator and their respective affiliates. Any such decision, however, could breach our directors’ duties to us.
We and our investment adviser are subject to regulations and SEC oversight. If we or our investment adviser fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.
As a BDC, we are subject to a portion of the Investment Company Act. In addition, we have elected to be treated, and operate in a manner so as to continuously qualify, as a RIC in accordance with the requirements of Subchapter M of the Code. The Investment Company Act and the Code impose various restrictions on the management of a BDC, including related to portfolio construction, asset selection, and tax. These restrictions may reduce the chances that we will achieve the same results as other vehicles managed by Crescent and/or our investment adviser.
However, if we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end
investment company under the Investment Company Act. As a registered closed-end
investment company, we would be subject to substantially more regulatory restrictions under the Investment Company Act which would significantly decrease our operating flexibility. In addition to these and other requirements applicable to us, our investment adviser is subject to regulatory oversight by the SEC. To the extent the SEC raises concerns or has negative findings concerning the manner in which we or our investment adviser operates, it could adversely affect our business.
We will be subject to corporate level income tax if we are unable to qualify as a RIC.
We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute (or are deemed to distribute) to our common stockholders as distributions on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.
To qualify as a RIC under the Code, we must meet certain
source-of-income,
asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any) to our common stockholders on an annual basis (the Annual Distribution Requirement). We have the ability to pay a large portion of our distributions in shares of our stock, and as long as a portion of such distribution is paid in cash and other requirements are met, such distributions will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our
non-U.S.
stockholders being subject to withholding tax in respect of amounts distributed in our stock. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.
To qualify as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year (the “90% Income Test”) and asset diversification requirements at the end of each calendar quarter (the “Diversification Tests”). Failure to meet these tests may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital in order to prevent the loss of our qualifications as a RIC. Because most of our investments will be in private or thinly traded public companies and are generally illiquid, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to our common stockholders and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our common stockholders.
Our business may be adversely affected if it fails to maintain its qualification as a RIC.
To maintain RIC tax treatment under the Code, we must meet the Annual Distribution Requirement, 90% Income Test and Diversification Tests. The Annual Distribution Requirement will be satisfied if we distribute dividends to our common stockholders in respect of each taxable year of an amount generally at least equal to 90% of its investment company taxable income, determined without regard to any deduction for distributions paid. In this regard, a RIC may, in certain cases, satisfy the Annual Distribution Requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. We will be subject to tax, at regular corporate rates, on any retained income and/or gains, including any short-term capital gains or long-term capital gains. We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the current one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax”). Because we use debt financing, we are subject to (i) an asset coverage ratio requirement under the Investment Company Act and are subject to (ii) certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirements. If we are unable to obtain cash from other sources, or chose or be required to retain a portion of our taxable income or gains, we could (i) be required to pay the Excise Tax and (ii) fail to qualify for RIC tax treatment, and thus become subject to corporate-level income tax on our taxable income (including gains).
The 90% Income Test will be satisfied if we earn at least 90% of its gross income each taxable year from distributions, interest, gains from the sale of stock or securities, or other income derived from the business of investing in stock or securities. The Diversification Tests will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy the Diversification Tests, at least 50% of the value of our assets at the close of each quarter of each taxable year must consist of cash, cash equivalents (including receivables), U.S. government securities, securities of other RICs, and other acceptable securities, and no more than 25% of the value of its assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in us having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

We may invest in certain debt and equity investments through taxable subsidiaries and the net taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We also may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding, and value added taxes). If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. In addition, because the relevant provisions of the Code may change, compliance with one or more of the RIC requirements may be impossible or impracticable.
Certain investors are limited in their ability to make significant investments in us.
Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the Investment Company Act and BDCs, such as us, are also currently subject to this restriction as well as other limitations under the Investment Company Act that would restrict the amount that they are able to invest in our securities. As a result, certain investors will be limited in their ability to make significant investments in us at a time that they might desire to do so. The SEC has adopted Rule
12d1-4
under the Investment Company Act. Subject to certain conditions, Rule
12d1-4
provides an exemption to permit registered investment companies and BDCs to invest in the securities of other registered investment companies and BDCs in excess of the limits currently prescribed by the Investment Company Act.
We may be subject to withholding of U. S. Federal income tax on distributions for
non-U.S.
stockholders.
Distributions by a RIC generally are treated as dividends for U.S. tax purposes and will be subject to U.S. income or withholding tax unless the stockholder receiving the dividend qualifies for an exemption from U.S. tax, or the distribution is subject to one of the special look-through rules described below. Distributions paid out of net capital gains can qualify for a reduced rate of taxation in the hands of an individual U.S. stockholder, and an exemption from U.S. tax in the hands of a
non-U.S.
stockholder.
Properly reported dividend distributions by RICs paid out of certain interest income (such distributions, “interest-related dividends”) are generally exempt from U.S. withholding tax for
non-U.S.
stockholders. Under such exemption, a
non-U.S.
stockholder generally may receive interest-related dividends free of U.S. withholding tax if the stockholder would not have been subject to U.S. withholding tax if it had received the underlying interest income directly. No assurance can be given as to whether any of our distributions will be eligible for this exemption from U.S. withholding tax or, if eligible, will be designated as such by us. In particular, the exemption does apply to distributions paid in respect of a RIC’s
non-U.S.
source interest income, its dividend income or its foreign currency gains. In the case our Common Shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if we designate the payment as a dividend eligible for the exemption. Also, because our Common Shares will be subject to significant transfer restrictions, and an investment in our Common Shares will generally be illiquid,
non-U.S.
stockholders whose distributions on our Common Shares are subject to U.S. withholding tax may not be able to transfer our Common Shares easily or quickly or at all.
We may retain income and capital gains in excess of what is permissible for excise tax purposes and such amounts will be subject to 4% U.S. federal excise tax, reducing the amount available for distribution to stockholders.
We may retain some income and capital gains in the future, including for purposes of providing additional liquidity, which amounts would be subject to the 4% Excise Tax. In that event, we will be liable for the tax on the amount by which it does not meet the foregoing distribution requirement.

We may need to raise additional capital.
We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain additional capital to fund new investments and grow our portfolio of investments. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. A reduction in the availability of new capital could limit our ability to grow. In addition, we will be required to distribute in respect of each taxable year at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, for such taxable year to our common stockholders to maintain our qualification as a RIC. Amounts so distributed will not be available to fund new investments or repay maturing debt. An inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and could decrease our earnings, if any, which would have an adverse effect on the value of our securities.
Further, we may pursue growth through acquisitions or strategic investments in new businesses. Completion and timing of any such acquisitions or strategic investments may be subject to a number of contingencies and risks. There can be no assurance that the integration of an acquired business will be successful or that an acquired business will prove to be profitable or sustainable.
We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as the accretion of OID. This may arise if we receive warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan principal balance and due at the end of the loan term. Such OID, which could be significant relative to our overall investment activities or increases in loan balances as a result of contracted PIK arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.
Since in certain cases we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our qualification as a RIC. In such a case, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain such cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. Such a failure could have a material adverse effect on us and on any investment in us.
Our investments in OID and PIK interest income may expose us to risks associated with such income being required to be included in accounting income and taxable income prior to receipt of cash.
Our investments may include OID and PIK instruments. To the extent OID and PIK interest income constitute a portion of our income, we will be exposed to risks associated with such income being required to be included in an accounting income and taxable income prior to receipt of cash, including the following:

•
OID instruments and PIK securities may have unreliable valuations because the accretion of OID as interest income and the continuing accruals of PIK securities require judgments about their collectability and the collectability of deferred payments and the value of any associated collateral;

•	OID income may also create uncertainty about the source of our cash distributions;

•
OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the borrower;

•
for accounting purposes, cash distributions to stockholders that include a component of accreted OID income do not come from paid-in
capital, although they may be paid from offering proceeds. Thus, although a distribution of accreted OID income may come from the cash invested by the stockholders, the Investment Company Act does not require that stockholders be given notice of this fact;

•	generally, we must recognize income for income tax purposes no later than when it recognizes such income for accounting purposes;

•
the higher interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and PIK securities generally represent a significantly higher credit risk than coupon loans;

•
the presence of accreted OID income and PIK interest income create the risk of non-refundable
cash payments to our investment adviser in the form of incentive fees on income based on non-cash
accreted OID income and PIK interest income accruals that may never be realized;

•	even if accounting conditions are met, borrowers on such securities could still default when our actual collection is expected to occur at the maturity of the obligation;

•
OID and PIK create the risk that incentive fees will be paid to our investment adviser based on non-cash
accruals that ultimately may not be realized, which our investment adviser will be under no obligation to reimburse us or these fees; and

•
PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value
ratio at a compounding rate.

We are exposed to risks associated with changes in interest rates.
General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objectives and our net investment income. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or distributions on such debt securities or preferred stock and the rate at which we invest these funds. If market rates decrease we may earn less interest income from investments made during such lower rate environment. From time to time, we may also enter into certain hedging transactions, such as futures, options, currency options, forward contracts, interest rate swaps, caps, collars and floors to mitigate our exposure to changes in interest rates. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.
Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the NAV of our Common Shares. Also, an increase in interest rates available to investors could make an investment in our Common Shares less attractive if we are not able to increase our distribution rate. Further, portfolio companies may be highly leveraged, and leveraged companies are often more sensitive to economic factors such as a significant rise in interest rates, as a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. If a portfolio company is unable to generate sufficient cash flow to meet principal and interest payments to lenders, it may be forced to take actions to satisfy such obligations under its indebtedness or be forced into liquidation, dissolution or insolvency. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. If such strategies are not successful and do not permit the portfolio company to meet its scheduled debt service obligations, such actions could significantly reduce or even eliminate the value of our investment(s) in such portfolio company.
We are subject to risks associated with the current interest rate environment, and to the extent we use debt to finance our investments, changes in interest rates may affect our cost of capital and net investment income.
An increase in interest rates may make it more difficult for our portfolio companies to service their obligations under the debt investments that we hold. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults.
In connection with the global transition away from the London Inter-Bank Offered Rate (“LIBOR”) led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies.
On March 15, 2022, the federal Adjustable Interest Rate (LIBOR) Act (the “LIBOR Act”) was signed into law. The federal legislation provides a statutory fallback mechanism on a nation-wide basis to replace U.S. dollar LIBOR with a benchmark rate, selected by the U.S. Federal Reserve Board and based on SOFR, for certain contracts that reference U.S. dollar LIBOR and contain no or insufficient fallback provisions. On December 16, 2022, the U.S. Federal Reserve Board adopted a final rule implementing certain provisions of the LIBOR Act (“Regulation ZZ”). On July 3, 2023, the U.S. Federal Reserve Board-selected benchmark replacement, based on SOFR and including any tenor spread adjustment as provided by Regulation ZZ, replaced references to overnight, 1, 3, 6, and
12-month
LIBOR in certain contracts that do not mature before the LIBOR replacement date and that do not contain adequate fallback language. The LIBOR Act Regulation ZZ could apply to certain of our investments that reference LIBOR to the extent that they do not have fallback provisions or adequate fallback provisions.
The use of SOFR based rates is relatively new, and experience with SOFR based rate loans is limited. There could be unanticipated difficulties or disruptions with the calculation and publication of SOFR based rates. This could result in increased borrowing costs for us or could adversely impact the interest income we receive from our portfolio companies or the market value of our investments. In addition, the transition from LIBOR to SOFR may also introduce operational risks in our accounting, financial reporting, loan servicing, liability management and other aspects of our business.
To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income.
In addition, a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of our pre-incentive
fee net investment income, which could make it easier for us to meet or exceed the hurdle amount (as described herein under the heading “Incentive Fee”) and, as a result, increase the incentive fees payable to our investment adviser.

The majority of our portfolio investments are recorded at fair value as determined in good faith by the Valuation Designee subject to the oversight of our Board and, as a result, determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize.
A large percentage of our portfolio investments will not be publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments at fair value as determined by our investment adviser, as the Board’s valuation designee (in such capacity, the “Valuation Designee”), based on, among other things, the input of our management team and the oversight of our audit committee and independent valuation firms that may be engaged by the Valuation Designee, subject to the oversight of our Board, to help affirm the valuation of certain portfolio investments without a readily available market quotation. In addition, we expect that our independent registered public accounting firm will obtain an understanding of, and perform select procedures relating to, our investment valuation process within the context of performing the integrated audit.
The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Valuation Designee considers the pricing indicated by the external event to corroborate its valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Valuation Designee’s determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize and, as a result, there may be uncertainty as to the value of our portfolio investments. Our NAV per share could be adversely affected if the Valuation Designee’s determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.
The lack of liquidity in our investments may adversely affect our business.
All of our assets may be invested in illiquid loans and securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of its portfolio quickly, we may realize significantly less than the value at which it has previously recorded its investments. Some of our debt investments may contain interest rate reset provisions that may make it more difficult for the borrowers to make periodic interest payments to us. In addition, some of our debt investments may not pay down principal until the end of their lifetimes, which could result in a substantial loss to us if the portfolio companies are unable to refinance or repay their debts at maturity.
Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.
Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our business, financial condition and operating results, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

Negative publicity relating to the private credit industry could lead to increased repurchase requests from shareholders, adversely affect the valuation of certain investments, harm our or our investment adviser’s reputation or adversely affect our borrower or investor relationships and fundraising efforts.
In recent periods there has been increased negative publicity with respect to the private credit industry, including as a result of the private credit industry’s significant exposure to the software and technology sectors. This negative publicity has coincided with increased investor repurchase requests across certain BDCs, registered closed-end
funds and other private investment funds pursuing such private credit strategies that conduct periodic repurchase offers. Negative publicity, press speculation about us and concerns surrounding the private credit industry generally, whether or not valid, could lead to increased repurchase requests from certain of our shareholders, heighten scrutiny on our and our investment adviser’s business, encourage litigation and regulatory inquiries, harm our or our investment adviser’s reputation or adversely affect our borrower or investor relationships and capital raising efforts. If this trend of increased investor repurchase requests persists, funds facing elevated repurchase requests may be required to sell investments below their fair value to generate liquidity, which could place downward pressure on the market value of certain investments held by those funds. Market dislocations or forced selling by market participants holding similar investments could adversely affect the valuation of comparable investments we hold.
In addition, in recent periods, there has been increased activity by certain activist and other organized groups in opposition to certain investments made by and activities of certain BDCs, registered closed-end
funds and other private investment funds. Such groups may contact or otherwise seek to engage with government and regulatory bodies and fund investors, including public pension funds, to criticize or challenge certain investments, which could also lead to negative publicity that could harm our or our investment adviser’s reputation or adversely affect our borrower or investor relationships and fundraising efforts.
Market disruptions in sectors supported by private credit, such as the software and technology sectors, could result in a material adverse effect on us and certain of our portfolio companies.
Challenges facing a single, concentrated sector or industry can have far-reaching
implications for the broader economy, including the private credit market. For example, recently, there has been growing concern about the private credit industry’s significant exposure to the software and technology sectors. Market analysts, journalists and other stakeholders have increasingly questioned whether the rapidly developing artificial intelligence market, which includes companies focused on the design and manufacture of semiconductors, data center construction and the expansion of power generation, is fueling inflated investment valuations and unsustainable price appreciation. In addition, concerns that artificial intelligence could disrupt software business models have driven a broad market selloff across technology and Software as a Service (SaaS) equities. If these concerns are validated or perceived as credible by the public, a significant global market correction or downturn could occur, which could result in a material adverse effect on us and certain of our portfolio companies.
We are subject to risks related to corporate social responsibility.
Our business (including that of our portfolio companies) faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities, which are increasingly considered to contribute to the long-term sustainability of a company’s performance. A variety of organizations measure the performance of companies on ESG topics, and the results of these assessments are widely publicized. In addition, investment in funds that specialize in companies that perform well in such assessments are increasingly popular, and major institutional investors have publicly emphasized the importance of such ESG measures to their investment decisions. Crescent also recognizes the importance of considering ESG factors in the investment-decision making process in accordance with its ESG policy.
We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as diversity, equity and inclusion, environmental stewardship, support for local communities, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, our relationship with future portfolio companies, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations.
Additionally, new regulatory initiatives related to ESG that are applicable to us and our portfolio companies could adversely affect our business. Compliance with any new laws, regulations or disclosure obligations increases our regulatory burden and could make compliance more difficult and expensive, affect the manner in which we or our portfolio companies conduct our businesses and adversely affect our profitability.
New or modified laws or regulations governing our operations may adversely affect our business.
We and our portfolio companies may be subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on our business. In addition, if we do not comply with applicable laws and regulations, we could lose any licenses that we then hold for the conduct of its business and may be subject to civil fines and criminal penalties.
Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail our self of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to the strategies and plans set forth therein and may shift our investment focus from the areas of Crescent’s expertise to other types of investments in which Crescent may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of an investor’s investment. If we invest in commodity interests in the future, our investment adviser may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission (“CFTC”) or may determine to operate subject to CFTC regulation, if applicable. If we or our investment adviser were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.
To the extent the U.S. Congress or the current or future presidential administrations implement changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation, interest rates, fiscal or monetary policy and other areas in ways that adversely impact us or our portfolio companies.
Further, there has been increasing commentary amongst regulators and intergovernmental institutions, including the Financial Stability Board and International Monetary Fund, on the topic of so called “shadow banking” (a term generally taken to refer to credit intermediation involving entities and activities outside the regulated banking system). We are an entity outside the regulated banking system and certain of our activities may be argued to fall within this definition and, in consequence, may be subject to regulatory developments. As a result, we and our investment adviser could be subject to increased levels of oversight and regulation. This could increase costs and limit operations. In an extreme eventuality, it is possible that such regulations could render our continued operation unviable and lead to our premature termination or restructuring.
The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.
On January 31, 2020, the United Kingdom (the “UK”) officially withdrew from the EU, commonly referred to as “Brexit”. On May 1, 2021, the Trade and Cooperation Agreement between the UK and EU (“UK/EU Trade

Agreement”) took effect and now governs the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets, as economic relations between the UK and EU are now on more restricted terms than existed prior to Brexit. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The long-term effects of Brexit are expected to depend on, among other things, any agreements the UK has made, or makes to retain access to EU markets. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.
We are subject to risks associated with artificial intelligence and machine learning technology.
Recent technological advances in artificial intelligence and machine learning technology pose risks to us and our portfolio investments. The Fund and our portfolio investments could be exposed to the risks of artificial intelligence and machine learning technology if third-party service providers or any counterparties, whether or not known to us, also use artificial intelligence and machine learning technology in their business activities. We and our portfolio companies may not be in a position to control the use of artificial intelligence and machine learning technology in third-party products or services.
Use of artificial intelligence and machine learning technology could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming part accessible by other third-party artificial intelligence and machine learning technology applications and users. The use of artificial intelligence and machine learning technology by our and our portfolio companies’ competitors may adversely affect our and our portfolio companies’ performance.
Independent of its context of use, artificial intelligence and machine learning technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that artificial intelligence and machine learning technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of artificial intelligence and machine learning technology. To the extent that we or our portfolio investments are exposed to the risks of artificial intelligence and machine learning technology use, any such inaccuracies or errors could have adverse impacts on us or our investments.
Artificial intelligence and machine learning technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.
Additionally, legislative or other actions relating to taxes could have a negative effect on us.
The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. We cannot predict with certainty how any changes in the tax laws might affect us, our common stockholders, or our portfolio companies. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our common stockholders of such qualification or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.
There have recently been significant changes to U.S. trade policies, treaties and tariffs, and there is ongoing discussion and commentary regarding further potential changes. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.
Our investment adviser has limited liability and is entitled to indemnification under the Investment Advisory and Management Agreement.
Under the Investment Advisory and Management Agreement, our investment adviser has not assumed any responsibility to us other than to render the services called for under that agreement. Our investment adviser will not be responsible for any action of our Board in following or declining to follow our investment adviser’s advice or recommendations. Under the Investment Advisory and Management Agreement, our investment adviser, its officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with our investment adviser, including, without limitation, our administrator, and any person controlling or controlled by our investment adviser will not be liable to us, any of our subsidiaries, our directors, our common stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory and Management Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our investment adviser owes to us under the Investment Advisory and Management Agreement. In addition, as part of the Investment Advisory and Management Agreement, we have agreed to indemnify our investment adviser and each of its officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with our investment adviser, including, without limitation, our administrator, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such party in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of our investment adviser’s duties or obligations under the Investment Advisory and Management Agreement or otherwise as an investment adviser of us, except in respect of any liability to us or our security holders to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of our investment adviser’s duties or by reason of the reckless disregard of our investment adviser’s duties and obligations under the Investment Advisory and Management Agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than our investment adviser would when acting for its own account.
We may be obligated to pay our investment adviser certain fees even if we incur a loss.
Our investment adviser is entitled to incentive fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive
fee net investment income for that quarter (before deducting any incentive fees and certain other items) above a threshold return for that quarter. Our pre-incentive
fee net investment income for incentive fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive fees for a fiscal quarter even if there is a decline in the value of our portfolio or the NAV of our Common Shares or we incur a net loss for that quarter.

If a portfolio company defaults on a loan that is structured to provide interest, it is possible that accrued and unpaid interest previously used in the calculation of incentive fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of incentive fees it received that was based on accrued income that we never receive.
There is a risk that investors in our Common Shares may not receive distributions or that our distributions may not grow over time and that investors in our debt may not receive all of the interest income to which they are entitled.
We intend to make distributions on a monthly basis to our common stockholders out of assets legally available for distribution. There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital to stockholders or offering proceeds, and we have no limits on the amounts we may pay from such sources. In addition, distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by our investment adviser or its affiliates, that may be subject to reimbursement to our investment adviser or its affiliates. The repayment of any amounts owed to our investment adviser or our affiliates will reduce future distributions to which you would otherwise be entitled. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year
increases in cash distributions. If we declare a distribution and if more stockholders opt to receive cash distributions rather than participate in its reinvestment plan, we may be forced to sell some of our investments in order to make cash distribution payments.
In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of our credit facilities may also limit our ability to declare distributions if we default under certain provisions. Further, if we invest a greater amount of assets in equity securities that do not pay current distributions, it could reduce the amount available for distribution.
The above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may represent a return of capital to you that will lower your tax basis in your Common Shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and reduce the amount of funds we have for investment in targeted assets.
We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital
gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursement waivers from the investment adviser or the administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the sole discretion of our Board and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board may deem relevant from time to time. We cannot assure you that we will continue to pay distributions to our common stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. A return of capital is a return of your investment, rather than a return of earnings or gains derived from our investment activities.
Our distributions to stockholders may be funded from expense reimbursements that are subject to repayment pursuant to our Expense Support and Conditional Reimbursement Agreement.
Substantial portions of our distributions may be funded through the reimbursement of certain expenses by our investment adviser and its affiliates. Any such distributions funded through expense reimbursements will not be based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser and its affiliates continue to make such reimbursements. As of December 31, 2025, there were $10 million of expenses supported by the investment adviser that were eligible for reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. Our future repayments of amounts reimbursed by our investment adviser or its affiliates will reduce the distributions that stockholders would otherwise receive in the future. In addition, the initial advancement of expenses or waiver of fees by our investment adviser and its affiliates pursuant to the Expense Support and Conditional Reimbursement Agreement may prevent or reduce a decline in NAV in the short term, and our reimbursement of these amounts may reduce NAV in the future. Further, there can be no assurance that we will achieve the performance necessary to be able to pay distributions at a specific rate or at all. Our investment adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods.
We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from this offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).
Stockholders should understand that any distributions made from sources other than cash flow from operations or relying on expense reimbursement waivers, if any, from our investment adviser or our administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser or our administrator continues to makes such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Stockholders should also understand that our future repayments to our investment adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. Our investment adviser and our administrator have no obligation to waive fees or receipt of expense reimbursements, if any.
Our investment adviser and administrator each have the ability to resign on 120 days’ and 60 days’ notice, respectively, and we may not be able to find a suitable replacement within that time, resulting in a disruption in operations that could adversely affect our financial condition, business and results of operations.
Our investment adviser has the right under the Investment Advisory and Management Agreement to resign as our investment adviser at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. Similarly, our administrator has the right under the Administration Agreement to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser or administrator were to resign, we may not be able to find a new investment adviser or administrator, as applicable, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days or 60 days, respectively, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions to our common stockholders are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment or administrative activities, as applicable, is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and administrator, as applicable. Even if we are able to retain a comparable service provider or individuals performing such services are retained, whether internal or external, their integration and lack of familiarity with our investment objectives may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.
In addition, if our investment adviser resigns or is terminated, we would lose the benefits of our relationship with Crescent, including the use of its communication and information systems, market expertise, sector and macroeconomic views and due diligence capabilities, as well as any investment opportunities referred to us by Crescent, and we would be required to change our name, which may have a material adverse impact on our operations.
Although we have adopted a share repurchase program, we have discretion to not repurchase your Common Shares, to suspend the program, and to cease repurchases.
We have adopted a share repurchase program. Our Board may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your Common Shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer is repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.
As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and such regulations may adversely affect us.
As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. However, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

We are an “emerging growth company” under the JOBS Act, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors.
We are and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our Common Shares that is held by non-affiliates
exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible
debt during the prior three-year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our Common Shares less attractive because we will rely on some or all of these exemptions. If some investors find our Common Shares less attractive as a result, there may be a less active trading market for our Common Shares and our share price may be more volatile.
In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.
We may not be able to obtain all required state licenses.
We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that we will obtain all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.
Compliance with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in this offering, which would harm our ability to achieve our investment objectives.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. In addition, broker-dealers are required to provide retail investors a brief relationship summary, or Form CRS, that summarizes for the retail investor key information about the broker-dealer. Form CRS is different from this prospectus, which contains detailed information regarding this offering and the Fund. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares.

Under Regulation Best Interest, high cost, high risk and complex products may require greater scrutiny by broker-dealers and their salespersons before they recommend such products. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly, have less complexity or have lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.
The impact of Regulation Best Interest on brokers participating in our offering cannot be determined at this time, but it may negatively impact whether brokers and their associated persons recommend this offering to retail customers. Such brokers and their associated persons may determine that Regulation Best Interest requires such brokers and their associated persons to not recommend the Fund to their customers because doing so may not be in the customers’ best interest, which would negatively impact our ability to raise capital in this offering. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.
Risks Relating to Our Investments
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing NAV through increased net unrealized depreciation.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined by the Valuation Designee, as described above in “—Risks Relating to our Business and Structure—The majority of our portfolio investments are recorded at fair value as determined in good faith by the Valuation Designee subject to the oversight of our Board and, as a result, determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize.”
When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our investment adviser considers the pricing indicated by the external event to corroborate its valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. We record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce our NAV by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
Economic recessions or downturns could impair our portfolio companies, and defaults by our portfolio companies will harm our operating results.
Many of the portfolio companies in which we expect to make investments are likely to be susceptible to economic slowdowns or recessions and may be unable to repay their loans during such periods. Therefore, the number of our non-performing
assets is likely to increase and the value of our portfolio is likely to decrease during such periods. Macroeconomic factors such as real GDP growth, consumer confidence, global health crises, supply chain disruptions, inflation, employment levels, oil prices, interest rates, tax rates, foreign currency exchange rate fluctuations and other macroeconomic trends including economic and political events in or affecting the world’s major economies, such as the ongoing war between Russia and Ukraine, continued war and conflict in the Middle East, political unrest in South America and tensions between China and Taiwan, can adversely affect customer demand for the products and services that our portfolio companies offer and may adversely impact their businesses or financial results. Market uncertainty and volatility have also been magnified as a result of the current U.S. presidential administration and ongoing uncertainties regarding actual and potential shifts in the U.S. and foreign trade, economic and other policies, including with respect to treaties and tariffs. In addition, although we invest primarily in companies located in the United States, our portfolio companies may rely on parts or supplies manufactured outside the United States. As a result, any event causing a disruption of imports, including natural disasters, public health crises, or the imposition of import or trade restrictions in the form of tariffs or quotas could increase the cost and reduce the supply of products available to our portfolio companies, which may negatively impact their businesses or financial results.
Adverse economic conditions may also decrease the value of collateral securing some of our loans and debt securities and the value of our equity investments. If the value of collateral underlying our loan declines during the term of the loan, a portfolio company may not be able to obtain the necessary funds to repay the loan at maturity through refinancing. Decreasing collateral value may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. Thus, economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to us. We consider a number of factors in making our investment decisions, including, but not limited to, the financial condition and prospects of a portfolio company and its ability to repay our loan. Unfavorable economic conditions could negatively affect the valuations of our portfolio companies and, as a result, make it more difficult for such portfolio companies to repay or refinance our loan. Therefore, these events could prevent us from increasing our investments and harm our operating results. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due, termination of the portfolio company’s loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize its ability to meet its obligations under the loans and debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, which may include the waiver of certain financial covenants. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, depending on the facts and circumstances, including the extent to which we actually provide significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize
our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt.
In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our or our portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders,
including syndicate banks or other fund vehicles, to undertake and/or execute co-investment
transactions with us, which in turn may result in fewer
co-investment
opportunities being made available to us or impact our ability to provide additional follow-on
support to portfolio companies. Our ability and our portfolio companies’ ability to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on our respective assets as a result of a bank agreeing to provide financing.

Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.
Our portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that our portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on our business, financial condition, results of operations and cash flows.
We will be subject to the risk that the debt investments we make in our portfolio companies may be repaid prior to maturity.
We expect that our investments will generally allow for repayment at any time subject to certain penalties. When such prepayment occurs, we intend to generally reinvest these proceeds in temporary investments, pending their future investment in accordance with our investment strategy. These temporary investments will typically have substantially lower yields than the debt being prepaid, and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our ability to pay, or the amount of, distributions on our Common Shares, which could result in a decline in the market price of our shares.
Inflation has adversely affected and may continue to adversely affect the business, results of operations and financial condition of our portfolio companies.
Certain of our portfolio companies may be in industries that have been, or are expected to be, impacted by inflation. U.S. inflation rates have fluctuated in recent periods, and remain well above historical levels over the past several decades. Ongoing inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations. If these portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations. See “—We are exposed to risks associated with changes in interest rates.”
We typically invest in middle-market companies, which involves higher risk than investments in large companies.
Our investment strategy focuses on investments in private middle-market companies. Our primary focus is to invest in companies with EBITDA of $35 million to $120 million; however, we may invest in larger or smaller companies. Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and we will rely on the ability of Crescent’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision and may lose money on our investments. Middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that it may have obtained in connection with our investment.

In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies we invest in and, in turn, on us. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, our executive officers, directors and our investment adviser, its affiliates, and/or any of their respective principals and employees may, in the ordinary course of business, be named as defendants in litigation arising from our investments in portfolio companies. What constitutes a middle-market company is not standardized in our industry, and our definition may differ from those of our competitors and other market participants. Additionally, the primary metric we use to identify middle-market companies, EBITDA, is based in part on qualitative judgement. Thus, our calculation of a company’s EBITDA may differ from those of other parties.
In addition, investment in middle-market companies involves a number of other significant risks, including:

•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
We may be the target of litigation.
Our investment activities subject us to litigation relating to the bankruptcy process and the normal risks of becoming involved in litigation by third parties. This risk is somewhat greater where we exercise control or significant influence over a portfolio company’s direction. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.
Our investments may be risky and we could lose all or part of our investment.
The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than
“BBB-”
by Fitch Ratings or lower than
“BBB-”
by Standard & Poor’s Ratings Services). Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.
Some of the loans in which we may invest directly or indirectly through investments in collateralized debt obligations, CLOs or other types of structured entities may be “covenant-lite” loans, which means the loans contain fewer covenants than other loans (in some cases, none) and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by us in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. We may also experience delays in enforcing our rights under covenant-lite loans. Furthermore, we will generally not have direct rights against the underlying borrowers or entities that sponsor CLOs, which means we will not be able to directly enforce any rights and remedies in the event of a default of a loan held by a CLO vehicle. As a result of these risks, our exposure to losses may be increased, which could result in an adverse impact on our net income and NAV.
We also may invest in assets other than first and second lien and subordinated debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.
We may invest in high yield debt, or below investment grade securities, which has greater credit and liquidity risk than more highly rated debt obligations.
We may also invest in debt securities which will not be rated by any rating agency and, if they were rated, would be rated as below investment grade quality. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.
We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on the underlying portfolio company’s success. Investments in equity securities involve a number of significant risks, including:

•
any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

•	to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

•
in some cases, equity securities in which we invest will not pay current distributions, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

There are special risks associated with investing in preferred securities, including:

•
preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

•	preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

•	preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

•	generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.
Additionally, when we invest in first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and subordinated loans, generally in a first lien position), second lien senior secured loans or subordinated debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company’s expenses, including management and performance fees. We will also remain obligated to pay the management fee and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management fee and incentive fees due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.
We may be subject to risks associated with syndicated loans.
From time to time, our investments may consist of syndicated loans that were not originated by us or our investment adviser. Under the documentation for such loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributed payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds
in commitments and/or principal amount of the associated indebtedness. Accordingly, we may be precluded from directing such actions unless we or our investment adviser is the designated administrative agent or collateral agent or we act together with other holders of the indebtedness. If we are unable to direct such actions, we cannot assure you that the actions taken will be in our best interests.
There is a risk that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, we may be unable to remove the agent in circumstances in which removal would be in our best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice.
The disposition of our investments may result in contingent liabilities.
We currently expect that substantially all of our investments will involve loans and private securities. In connection with the disposition of an investment in loans and private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through its return of distributions previously made to us.
Our subordinated investments may be subject to greater risk than investments that are not similarly subordinated.
We may make subordinated investments that rank below other obligations of the borrower in right of payment. Subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the borrower or in general economic conditions. If we make a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity
ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations.
There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.
We may hold the debt securities of leveraged companies.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that it may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.
Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a portfolio company may adversely and permanently affect the portfolio company. If the proceeding is converted to a liquidation, the value of the portfolio company may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective.
The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations that we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of distributions, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt investments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.
When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our investment in such portfolio company.
When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our management and incentive fee structure may create incentives for our investment adviser that are not fully aligned with our common stockholders’ interests and may induce our investment adviser to make speculative investments.
We have entered into the Investment Advisory and Management Agreement with our investment adviser, pursuant to which, we pay management and incentive fees to our investment adviser. We intend to use leverage to make investments. Our investment adviser may have an incentive to use leverage to make additional investments as additional leverage would magnify positive returns, if any, on our portfolio, and the incentive fee would become payable to our investment adviser (i.e., exceed the hurdle amount) at a lower average return on our portfolio. Thus, if we incur additional leverage, our investment adviser may receive additional incentive fees without any corresponding increase (and potentially with a decrease) in the performance of our portfolio.
Additionally, under the incentive fee structure, our investment adviser may benefit when capital gains are recognized and, because our investment adviser will determine when to sell a holding, our investment adviser will control the timing of the recognition of such capital gains. As a result of these arrangements, there may be times when the management team of our investment adviser has interests that differ from those of our common stockholders, giving rise to a conflict. Furthermore, there is a risk our investment adviser will make more speculative investments in an effort to receive this payment. PIK interest and OID would increase our pre-incentive
fee net investment income by increasing the size of the loan balance of underlying loans and increasing our assets under management and would make it easier for our investment adviser to surpass the hurdle amount and increase the amount of incentive fees payable to our investment adviser.
The part of the incentive fee payable to our investment adviser relating to our net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may give rise to a conflict of interest for our investment adviser to the extent that it encourages our investment adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Our investment adviser may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because, under the Investment Advisory and Management Agreement, our investment adviser is not obligated to reimburse us for incentive fees it receives even if we subsequently incur losses or never receives in cash the deferred income that was previously accrued.
Our Board is charged with protecting our interests by monitoring how our investment adviser addresses these and other conflicts of interest associated with its services and compensation. While our Board is not expected to review or approve each investment decision or incurrence of leverage, our independent directors will periodically review our investment adviser’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our investment adviser’s fees and expenses (including those related to leverage) remain appropriate.
We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent it so invests, bear its ratable share of any such investment company’s expenses, including management and performance fees. We also remain obligated to pay management and incentive fees to our investment adviser with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders bears his or her share of the management and incentive fees of our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
Conflicts of interest may be created by the valuation process for certain portfolio holdings.
We make many of our portfolio investments in the form of loans and securities that are not publicly traded and for which no market-based price quotation is available. As a result, the Valuation Designee will determine the fair value of these loans and securities as described above in “—Risks Relating to our Business and Structure—The majority of our portfolio investments are recorded at fair value as determined in good faith by the Valuation Designee subject to the oversight of our Board and, as a result, determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize.” Each of the interested members of our Board has an indirect pecuniary interest in our investment adviser. The participation of our investment adviser’s investment professionals in our valuation process, and the pecuniary interest in our investment adviser by certain members of our Board, could result in a conflict of interest as our investment adviser’s management fee is based, in part, on the value of our net assets, and our incentive fees will be based, in part, on realized gains and realized and unrealized losses.
Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.
Although we expect most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.
We may be subject to risks under hedging transactions and may become subject to risk if we invest in
non-U.S.
securities.
The Investment Company Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. However, our portfolio may include debt securities of
non-U.S.
companies, including emerging market issuers, to the limited extent such transactions and investments would not cause us to violate the Investment Company Act. We expect that these investments would focus on the same secured debt, unsecured debt and related equity security investments that we make in U.S. middle-market companies and, accordingly, would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in loans and securities of emerging market issuers involves many risks including economic, social, political, financial, tax and security conditions in the emerging market, potential inflationary economic environments, regulation by foreign governments, different accounting standards and political uncertainties. Economic, social, political, financial, tax and security conditions also could negatively affect the value of emerging market companies. These factors could include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations or judgments or foreclosing on collateral, lack of uniform accounting and auditing standards and greater price volatility.
Engaging in either hedging transactions or investing in foreign loans and securities would entail additional risks to our common stockholders. We could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if we were to invest in foreign loans and securities, we could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, we generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that we would not be able to enter into a hedging transaction at an acceptable price.
While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, we might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation could prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it might not be possible for us to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in
non-U.S.
currencies because the value of those loans and securities would likely fluctuate as a result of factors not related to currency fluctuations.
We may not realize anticipated gains on the equity interests in which we invest.
When we invest in loans and debt securities, we may acquire warrants or other equity securities of portfolio companies as well. We may also invest in equity securities directly. To the extent we hold equity investments, we will attempt to dispose of them and realize gains upon such disposition. However, the equity interests we receive may not appreciate in value and, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
We may invest in significant risk transfer securities, or other similar synthetic instruments, issued by banks or other financial institutions.
Significant risk transfer (“SRT”) securities, or other similar synthetic instruments, typically enable a bank, other financial institution or issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as us, and are subject to, among other risks, the credit risks associated with the applicable reference assets. In connection with an investment in SRT securities or other similar synthetic instruments, we may have a contractual relationship only with the counterparty of such synthetic instrument, and not with the reference obligor of the reference asset. Accordingly, we generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will we have any rights of setoff against the reference obligor or rights with respect to the reference asset. We will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. SRT transactions are typically linked to a first-loss or mezzanine tranche of a larger portfolio of reference assets; accordingly, they are exposed to a higher portion of the credit risks associated with the applicable reference assets.
Changes in healthcare laws and other regulations applicable to some of our portfolio companies businesses may constrain their ability to offer their products and services.
Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.
Our investments in the consumer products and services sector are subject to various risks including cyclical risks associated with the overall economy.
General risks of companies in the consumer products and services sector include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased government regulation. Generally, spending on consumer products and services is affected by the health of consumers. Companies in the consumer products and services sectors are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. A weak economy and its effect on consumer spending would adversely affect companies in the consumer products and services sector.
Our investments in the financial services sector are subject to various risks including volatility and extensive government regulation.
These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). There is continued instability and volatility in the financial markets. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made
and natural disasters (including weather catastrophes), climate change, terrorism, mortality risks and morbidity rates.
Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn.
We have invested and will continue investing in technology companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology related markets are generally characterized by abrupt business cycles and intense competition, where the leading companies in any particular category may hold a highly concentrated percentage of the overall market share.
Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.
The effect of global climate change may impact the operations of our portfolio companies.
Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions or events (including wildfires, droughts, hurricanes and floods), which may become more severe and frequent as a result of climate change, in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Other risks associated with climate change include transition risks, such as risks related to the impact of climate-related legislation and regulation (both domestically and internationally), political and policy risks, as well as risks related to climate-related business trends, including changes in technology and consumer preferences. These events and the disruptions they cause, alone or in combination, could also lead to incr eas
ed costs of insurance for us and/or our portfolio companies.
Risks Relating to an Investment in Our Common Shares
If we are unable to raise substantial funds, then we will be more limited in the number and type of investments we may make, our expenses may be higher relative to our total assets, and the value of your investment in us may be reduced in the event our assets under-perform.
Amounts that we raise may not be sufficient for us to purchase a broad portfolio of investments. To the extent that we do not raise sufficient capital, the opportunity for us to purchase a broad portfolio of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base. If we are unable to raise substantial funds, we may not achieve certain economies of scale and our expenses may represent a larger proportion of our total assets.
We may have difficulty sourcing investment opportunities.
We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Additionally, our investment adviser selects our investments, and our common stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all investments, our investment income and, in turn, our results of operations, will likely be materially adversely affected.
The due diligence process that our investment adviser undertakes in connection with our investments may not reveal all the facts that may be relevant in connection with an investment.
Our investment adviser’s due diligence may not reveal all of a company’s liabilities and may not reveal other weaknesses in its business. There can be no assurance that our due diligence process will uncover all relevant facts that would be material to an investment decision. Before making an investment in, or a loan to, a company, our investment adviser will assess the strength and skills of the company’s management team and other factors that it believes are material to the performance of the investment. In making the assessment and otherwise conducting customary due diligence, our investment adviser will rely on the resources available to it and, in some cases, an investigation by third parties. This process is particularly important and highly subjective with respect to newly organized entities because there may be little or no information publicly available about the entities. We may make investments in, or loans to, companies, including middle market companies, which are not subject to public company reporting requirements, including requirements regarding preparation of financial statements, and will, therefore, depend upon the compliance by investment companies with their contractual reporting obligations and the ability of our investment advisers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we and our investment adviser are unable to uncover all material information about these companies, we may not make a fully informed investment decision and may lose money on our investments. As a result, the evaluation of potential investments and the ability to perform due diligence on and effective monitoring of investments may be impeded, and we may not realize the returns that it expects on any particular investment. In the event of fraud by any company in which we invest or with respect to which we make a loan, we may suffer a partial or total loss of the amounts invested in that company.

An investment in our Common Shares will have limited liquidity.
Our shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a listing of our Common Shares on a national securities exchange. There can be no guarantee that we will list our Common Shares on a national securities exchange. Investment in our Common Shares is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in our Common Shares. Except in limited circumstances for legal or regulatory purposes, stockholders are not entitled to have their shares repurchased. Stockholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.
Certain investors will be subject to Exchange Act filing requirements.
Because our Common Shares are registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our Common Shares must be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our common stockholders who choose to reinvest their distributions may see their percentage stake in us increased to more than 5%, thus triggering this filing requirement. Each stockholder is responsible for determining its filing obligations and preparing the filings. In addition, our common stockholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of our profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month
period.
Special considerations for certain benefit plan investors.
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and the Plan Asset Regulations. In this regard, until such time as all classes of our Common Shares are considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to limit investment in each class of our Common Shares by “benefit plan investors” to less than 25% of the total value of each class of our Common Shares (within the meaning of the Plan Asset Regulations).
If, notwithstanding our intent, our assets were deemed to be “plan assets” of any common stockholder that is a “benefit plan investor” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by us, and (ii) the possibility that certain transactions in which we might seek to engage could constitute “prohibited transactions” under ERISA and Section 4975 of the Code. If a prohibited transaction occurs for which no exemption is available, our investment adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the “benefit plan investor” any profit realized on the transaction and (ii) reimburse the Covered Plan (as defined below) for any losses suffered by the “benefit plan investor” as a result of the investment. In addition, each party in interest or disqualified person (within the meaning of Section 3(14) of ERISA or Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a “benefit plan investor” who decides to invest in us could, under certain circumstances, be liable for prohibited transactions or other violations as a result of its investment in us or as co-fiduciary
for actions taken by or on behalf of us or our investment adviser. With respect to a “benefit plan investor” that is an IRA that invests in us, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt
status.
Until such time as all the classes of our Common Shares constitute “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any common stockholder or potential common stockholder from purchasing our Common Shares; (b) prohibit any redemption of our Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase or ownership of Common Shares or the redemption of such holder’s Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all of our Common Shares shall be subject to such terms and conditions.
Prospective investors should carefully review the matters discussed under “Restrictions on Share Ownership” and should consult with their own advisors as to the consequences of making an investment in our Common Shares.
No stockholder approval is required for certain mergers.
Our Board may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the Investment Company Act, Maryland law and our charter, such mergers will not require stockholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund or are otherwise required to be approved under Maryland law. These mergers may involve funds managed by affiliates of our investment adviser. Subject to stockholder approval, the Board may also seek to convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident stockholders.
Investing in our Common Shares may involve an above average degree of risk.
The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal, including the risk that the investor may lose their entire investment. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.
The NAV of our Common Shares, and liquidity, if any, of the market for our Common Shares may fluctuate significantly.
The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years. The NAV for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the capital and credit markets from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	changes in accounting guidelines governing valuation of our investments;

•	loss of our RIC or BDC status;

•	loss of a major funding source;

•	our ability to manage our capital resources effectively;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Crescent’s key personnel;

•	uncertainty surrounding the strength of the U.S. economy;

•	uncertainty between the U.S. and other countries with respect to trade policies, treaties, and tariffs;

•	uncertainty regarding U.S. immigration and work permit policies;

•	global unrest;

•	general economic trends and other external factors; and

•	an increase in negative global media coverage relating to the private credit industry.
Our common stockholders will experience dilution in their ownership percentage if they opt out of our distribution reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in our distribution reinvestment plan are automatically reinvested in our Common Shares. As a result, our common stockholders that opt out of our distribution reinvestment plan will experience dilution in their ownership percentage of our Common Shares, and thus, their voting power, over time. See “Distribution Reinvestment Plan.”
Common stockholders who participate in the distribution reinvestment plan may increase their risk of overconcentration.
Common stockholders who opt in to our distribution reinvestment plan will have any cash distributions otherwise payable to them automatically reinvested in additional shares of our common stock. This may increase such stockholder’s ownership percentage in us and could increase such stockholder’s risk of overconcentration.
Stockholders may be required to pay tax in excess of the cash they receive.
Under our distribution reinvestment plan, if a stockholder owns our Common Shares, the stockholder will have all cash distributions automatically reinvested in additional Common Shares unless such stockholder, or his, her or its nominee on such stockholder’s behalf, specifically “opts out” of the distribution reinvestment plan by delivering a written notice to the Plan Administrator, that is received by the Plan Administrator at least 10 days prior to the record date of the next distribution. If a stockholder does not “opt out” of the distribution reinvestment plan, that stockholder will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our Common Shares to the extent the amount reinvested was not a tax-free
return of capital to the stockholder. As a result, a stockholder may have to use funds from other sources to pay U.S. federal income tax liability on the value of the Common Shares received. Even if a stockholder chooses to “opt out” of the distribution reinvestment plan, we will have the ability to declare a large portion of a dividend in our Common Shares instead of in cash in order to satisfy the Annual Distribution Requirement. As long as a portion of this dividend is paid in cash and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally will be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in our Common Shares.
Our future credit ratings may not reflect all risks of an investment in our debt securities.
Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Our charter designates the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the U.S. District Court for the District of Maryland, Northern Division, as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other employees.
Our charter provides that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the U.S. District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for: (a) any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law (the “MGCL”), other than any action arising under federal or state securities laws, including, without limitation, (i) any derivative action or proceeding brought on our behalf; (ii) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders or (iii) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or the charter or the bylaws; or (b) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in our Common Shares will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of the charter, as the same may be amended from time to time. The charter includes this provision so that we can respond to litigation more efficiently, reduce the costs associated with our responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with us or our directors, officers or other employees, if any, and may discourage lawsuits against us and our directors, officers or other employees, if any. We believe the risk of a court declining to enforce this exclusive forum provision is remote, as the General Assembly of Maryland has specifically amended the MGCL to authorize the adoption of such provision. However, if a court were to find such provision inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings notwithstanding that the MGCL expressly provides that the charter or bylaws of a Maryland corporation may require that any Internal Corporate Claim be brought only in courts sitting in one or more specified jurisdictions, we may incur additional costs that it does not currently anticipate associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition and results of operations.
General Risk Factors
Global economic, political and market conditions, including uncertainty about the financial stability of the United States, could have a significant adverse effect on our business, financial condition and results of operations.
Downgrades by rating agencies to the U.S. government’s credit rating or concerns about its credit and deficit levels in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares.
Deterioration in the economic conditions in the Eurozone and globally, including instability in financial markets, may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing
loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the potential effect of the United Kingdom leaving the European Union, and market volatility and loss of investor confidence driven by political events. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.
The current global financial market situation, as well as various social and political circumstances in the U.S. and around the world, including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes, adverse effects of climate crisis and global health epidemics, may contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. Additionally, the U.S. government’s credit and deficit concerns, the ongoing war between Russia and Ukraine, war and conflict in the Middle East, political unrest in South America and tensions between China and Taiwan, and the trade tensions between the U.S. and other countries, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.
The impact of events described above on our portfolio companies could impact their ability to make payments on their loans on a timely basis and may impact their ability to continue making their loan payments on a timely basis or meeting their loan covenants. The inability of portfolio companies to make timely payments or meet loan covenants may in the future require us to undertake amendment actions with respect to our investments or to restructure our investments, which may include the need for us to make additional investments in our portfolio companies (including debt or equity investments) beyond any existing commitments, exchange debt for equity, or change the payment terms of our investments to permit a portfolio company to pay a portion of its interest through payment-in-kind,
which would defer the cash collection of such interest and add it to the principal balance, which would generally be due upon repayment of the outstanding principal.
Adverse developments in the credit markets may impair our ability to enter into new debt financing arrangements.
During the economic downturn in the United States that began in mid-2007,
many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited refinancing and loan modification transactions and reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, it may be difficult for us to enter into a new credit or other borrowing facility, obtain other financing to finance the growth of our investments, or refinance any outstanding indebtedness on acceptable economic terms, or at all.
Pronounced geopolitical instability may have a material adverse impact on us and our portfolio companies.
The effects on the business, financial condition, and results of operations of us or our portfolio companies on pronounced geopolitical instability, including resulting from actions and initiatives of the United States government or governments outside of the United States and international conflicts, such as the military operation in Iran and conflicts in the Middle East, are impossible to predict. Such conflicts are currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. These disruptions have included, and may continue to include, political, social, and economic disruptions and uncertainties and material increases in certain commodity prices that may affect our business operations or the business operations of us or our portfolio companies and have a material adverse impact on us and our portfolio companies.

We may experience fluctuations in our quarterly operating results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the loans and debt securities we acquire, the default rate on such loans and securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.
Our business is dependent on our and third parties’ communications and information systems. Further, in the ordinary course of our business we or our investment adviser may engage certain third party service providers to provide us with services necessary for our business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.
These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the NAV of our Common Shares and our ability to pay distributions to our common stockholders.
We are highly dependent on information systems, and systems failures or cyber-attacks could significantly disrupt its business.
Our business is highly dependent on Crescent’s communications and information systems, to which we have access through our administrator. In addition, certain of these systems are provided to Crescent by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results.
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of its confidential information and/or damage to its business relationships.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We face risks posed to our information systems, both internal and those provided to it by third-party service providers. We, our investment adviser and its affiliates have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber-incident, may be ineffective and do not guarantee that a cyber-incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
Third parties with which we do business (including those that provide services to us) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information.
While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.

USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. We intend to use a portion of the net proceeds we receive in this offering to repay outstanding indebtedness under the JPM Funding Facility III (which had approximately $420.0 million of outstanding borrowings as of December 31, 2025).
The end of the reinvestment period and the stated maturity date for the JPM Funding Facility III is October 17, 2028 and October 17, 2030, respectively. The JPM Funding Facility III also provides for a feature that allows the Borrowers (as defined below), under certain circumstances, to increase the overall size of the JPM Funding Facility III to a maximum of $875.0 million. The obligations of the Borrowers under the JPM Funding Facility III are secured by substantially all assets held by each Borrower. Since October 17, 2025, the interest rate charged on the JPM Funding Facility III is based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of (i) 1.35% (or 1.4693% in the case of borrowings in British Pounds) or (ii) 1.90% (or 2.0193% in the case of borrowings in British Pounds) depending on the nature of the advances being requested under the JPM Funding Facility III. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—JPM Funding Facility III” for additional information.
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objectives. As a result, we may not be able to achieve our investment objectives and/or pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the NAV of our Common Shares may decline. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objectives.
We will incur certain organization and offering expenses (excluding the stockholder servicing and/or distribution fee) in connection with this offering. Our investment adviser has previously agreed to advance all of our organization and offering expenses on our behalf pursuant to the Expense Support and Conditional Reimbursement Agreement. As of December 31, 2025, there was $10.0 million of offering and organization expenses supported by the investment adviser that were eligible for reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. Any reimbursements will not exceed actual expenses incurred by our investment adviser and its affiliates.
The following tables set forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of shares registered in this offering, or shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of shares we sell in this offering. The table below assumes that shares are sold at the current offering price of $26.27 per share. Such amount is subject to increase or decrease based upon our NAV per share.

The following tables present information about the net proceeds raised in this offering for each class, assuming the maximum primary offering amount of $3,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.
The following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $1,000,000,000 in Class S Shares
Gross Proceeds (1)	$1,000,000,000	100%
Upfront Sales Load (2)	—	—%
Organization and Offering Expenses (3)	$2,000,000	0.20%
Net Proceeds Available for Investment	$998,000,000	99.80%
The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $1,000,000,000 in Class D Shares
Gross Proceeds (1)	$1,000,000,000	100%
Upfront Sales Load (2)	—	—%
Organization and Offering Expenses (3)	$2,000,000	0.20%
Net Proceeds Available for Investment	$998,000,000	99.80%
The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $1,000,000,000 in Class I Shares
Gross Proceeds (1)	$1,000,000,000	100%
Upfront Sales Load (2)	—	—%
Organization and Offering Expenses (3)	$2,000,000	0.20%
Net Proceeds Available for Investment	$998,000,000	99.80%

(1)
We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)
The Fund will not directly charge you a sales load. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and a 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Subject to FINRA limitations on underwriting compensation, we will pay the following stockholder servicing and/or distribution fees to the intermediary manager: (a) for Class S shares, a stockholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a stockholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The intermediary manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating broker dealers. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information contained in this section should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this prospectus. Some of the statements in this section (including in the following discussion) constitute forward-looking statements, which relate to future events or the future performance or financial condition of Crescent Private Credit Income Corp. (the “Fund,” “we,” “us,” or “our”). The forward-looking statements contained in this section involve a number of risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of uncertainties, risks and assumptions associated with these statements.
Overview
We are an externally managed,
non-diversified
closed-end
management investment company that has elected to be treated as a BDC under the Investment Company Act. Formed as a Maryland corporation on November 10, 2022, we are externally managed by our investment adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our investment adviser is registered as an investment adviser with the SEC. We have also elected to be treated, and intend to qualify annually, as a RIC under the Code.
We are externally managed by our investment adviser, Crescent Cap NT Advisors, LLC, an affiliate of Crescent, pursuant to our Investment Advisory and Management Agreement (as defined below). Our administrator, CCAP Administration LLC, an affiliate of Crescent, provides certain administrative and other services necessary for us to operate. CCAP Administration LLC also serves as the administrator of Crescent Capital BDC, Inc., a publicly-traded BDC affiliated with the Fund, since 2015.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation through debt and related equity investments. We seek to invest primarily in directly originated assets, including first lien senior secured loans (including “unitranche” loans, which are loans that combine both senior and subordinated debt, generally in a first lien position), second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes an equity component and preferred component and other types of credit instruments, made to or issued by U.S. middle-market companies. Our primary focus is to invest in companies with EBITDA of $35 million to $120 million; however, we may invest in larger or smaller companies. The first and second lien senior secured loans generally have terms of five to eight years. In connection with our first and second lien senior secured loans, we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have interest rate floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity. To a lesser extent, we may make investments in syndicated loans and other liquid credit investment opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns. The credit instruments we may invest in include distressed securities, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities and government and municipal obligations. We may also invest in foreign instruments and illiquid and restricted securities.
Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). While most of our investments will be in private U.S. companies, we also expect to invest from time to time in
non-U.S.
companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including private U.S. companies). We believe that our liquid credit investments will help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash before investing subscription proceeds into directly originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund. Subject to the limitations of the Investment Company Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Crescent funds. From time to time, we may co-invest
with other Crescent funds. See
“Regulation—Co-Investment
Exemptive Order.”
“First lien” investments are senior loans that have the benefit of a first-priority security interest on all existing and future assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets.
“Unitranche” investments are loans that may extend deeper in a company’s capital structure than traditional first lien debt and may provide for a waterfall of cash flow priority among different lenders in the unitranche loan. In certain instances, we may find another lender to provide the “first out” portion of such loan and retain the “last out” portion of such loan, in which case, the “first out” portion of the loan would generally receive priority with respect to payment of principal, interest and any other amounts due thereunder over the “last out” portion that we would continue to hold. In exchange for the greater risk of loss, the “last out” portion earns a higher interest rate.
“Second lien” investments are loans with a second priority lien on all existing and future assets of the portfolio company. The security interest ranks below the security interests of any first lien and unitranche lenders in those assets.
“Unsecured debt” investments are loans that generally rank senior to a borrower’s equity securities and junior in right of payment to such borrower’s other senior indebtedness.
Critical Accounting Policies and Estimates
Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. The critical accounting policies and estimates should be read in connection with our risk factors as disclosed herein.
For a description of our critical accounting policies and estimates, see Note 2 “Summary of Significant Accounting Policies” to our consolidated financial statements for the year ended December 31, 2025 included in this prospectus. We consider the most significant accounting policies to be those related to our Valuation of Portfolio Investments, Revenue Recognition,
Non-Accrual
Investments, Distribution Policy, and Income Taxes.
Components of Our Operations
Investments
We expect our investment activity to vary substantially from period to period depending on many factors, the general economic environment, the amount of capital we have available to us, the level of merger and acquisition activity for middle-market companies, including the amount of debt and equity capital available to such companies and the competitive environment for the type of investments we make. In addition, as part of our risk strategy on investments, we may reduce certain levels of investments through partial sales or syndication to additional investors.
We may not invest in any assets other than “qualifying assets” specified in the Investment Company Act, unless, at the time the investments are made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Pursuant to rules adopted by the SEC, “eligible portfolio companies” include certain companies that do not have any securities listed on a national securities exchange and public companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.
The Investment Adviser
Our investment activities are managed by our investment adviser, which is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Crescent is majority owned by Sun Life.
Revenues
We generate revenue primarily in the form of interest income on debt investments and capital gains and distributions, if any, on equity securities that we may acquire in portfolio companies.
Certain investments may have contractual PIK interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal or cost basis of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest or dividend income, as applicable. If at any point we believe PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual
status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual
status. We also generate revenue in the form of commitment or origination fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and we accrete or amortize such amounts into income over the life of the loan using the effective yield method.
Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend
date for publicly-traded portfolio companies. Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected.
We may receive other income, which may include income such as consent, waiver, amendment, underwriting, and arranger fees associated with our investment activities as well as any fees for managerial assistance services rendered to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.
Expenses
Except as specifically provided below, all investment professionals of our investment adviser and their respective staff, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by our investment adviser. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

•	investment advisory fees, including management fees and incentive fees, to our investment adviser, pursuant to the Investment Advisory and Management Agreement;

•
our allocable portion of the costs, expenses and benefits paid by our administrator or its affiliates to our chief compliance officer, chief financial officer, general counsel and secretary, their respective staffs and our operations and finance staffs who provide services to us; provided that such reimbursement does not conflict with Section 7.8 of our charter;

•	the cost of calculating our NAV;

•	fidelity bond, directors’ and officers’ liability insurance and other insurance premiums;

•	fees and expenses associated with independent audits and outside legal costs;

•	independent directors’ fees and expenses;

•	U.S. federal, state and local taxes;

•	costs associated with our reporting and compliance obligations under the Investment Company Act and other applicable U.S. federal and state securities laws;

•	debt service and other costs of borrowings or other financing arrangements; and

•	all other expenses reasonably incurred by us in operating the business.
Our investment adviser has previously agreed to advance all of our organization and offering expenses on our behalf. Upon commencement of this offering, we recognized certain offering expenses previously incurred by the investment adviser on our behalf. Any organization or offering expenses incurred by us, including reimbursements to our investment adviser, are expensed as incurred and we, and ultimately, our common stockholders, are obligated to repay such expenses pursuant to the terms of the Expense Support and Reimbursement Agreement. Any offering expenses incurred by us, including reimbursements to our investment adviser, are recorded as deferred offering costs and subsequently amortized over 12 months. As of December 31, 2025, there was $10.0 million of offering and organization expenses supported by the investment adviser that were eligible for reimbursement pursuant to the Expense Support and Conditional Reimbursement Agreement. We are obligated to reimburse our investment adviser for such advanced expenses (including any additional expenses our investment adviser elects to pays on our behalf), subject to certain conditions as set forth in the Expense Support and Conditional Reimbursement Agreement. See “Components of Operations—Expenses—Expense Support and Conditional Reimbursement Agreement.” Any reimbursements will not exceed actual expenses incurred by our investment adviser and its affiliates. From time to time our investment adviser may voluntarily agree to defer or waive all or portion of the fees (including incentive fees) and/or rights to be reimbursed for expenses that would otherwise have been earned by our investment adviser during any period. Any such waiver is made at the sole discretion of our investment adviser and is not required by any contractual or regulatory obligation.
From time to time, our investment adviser, our administrator, or their respective affiliates, may pay third party providers of goods or services. We will reimburse our investment adviser, our administrator, or such affiliates thereof for any such amounts paid on our behalf. Each of our investment adviser or our administrator will waive its right to be reimbursed in the event that such reimbursements would cause any distributions to our common stockholders to constitute a return of capital to stockholders. All of these expenses will ultimately be borne by our common stockholders.
Expense Support and Conditional Reimbursement Agreement
We have entered into the Expense Support and Conditional Reimbursement Agreement with our investment adviser (the “Expense Support and Conditional Reimbursement Agreement”). Our investment adviser may elect to pay Expense Payments on our behalf, provided that no portion of an Expense Payment will be used to pay any interest expense or stockholder servicing and/or distribution fees of the Fund. Any Expense Payment that our investment adviser has committed to pay must be paid by our investment adviser to us or on behalf of us in any combination of cash or other immediately available funds no later than forty-five days after such election was made in writing by our investment adviser, and/or offset against amounts due from us to our investment adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to our stockholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating

Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to our investment adviser until such time as all Expense Payments made by our investment adviser to or on behalf of us within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by us shall be referred to herein as a “Reimbursement Payment.” Reimbursement Payments are conditioned on (i) an expense ratio (excluding any management or incentive fee) that, after giving effect to the recoupment, is lower than the expense ratio (excluding any management or incentive fee) at the time of the fee waiver or expense reimbursement and (ii) a distribution level (exclusive of return of capital to stockholders, if any) equal to, or greater than, the rate at the time of the waiver or reimbursement. Available Operating Funds means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
Our obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent our investment adviser has waived its right to receive such payment for the applicable month. Reimbursement Payments for a given Expense Payment must be made within three years prior to the last business day of the applicable calendar month. The expense support is measured on a per share class basis.
For additional information, see Note 3 “Agreements and Related Party Transactions” to our consolidated financial statements for the year ended December 31, 2025.
Leverage
In accordance with applicable SEC staff guidance and interpretations, we, as a BDC, are permitted to borrow amounts such that our asset coverage ratio is at least 150% after such borrowing (if certain requirements are met). Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. The amount of leverage that we employ depends on our investment adviser’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing.
Portfolio Investment Activity
Our portfolio at fair value was comprised of the following:

($ in millions)	As of December 31, 2025		As of December 31, 2024
Investment Type	Fair Value	Percentage	Fair Value	Percentage
Senior Secured First Lien	$485.5	52.1%	$136.0	48.3%
Unitranche First Lien	383.3	43.6	130.6	46.3
Unitranche First Lien – Last Out	2.6	0.3	3.5	1.2
Senior Secured Second Lien	10.3	1.2	—	—
Unsecured Debt	3.6	0.4	3.2	1.1
Equity	10.8	1.2	4.3	1.5
LLC/LP Equity Interests	10.5	1.2	4.6	1.6

Total Investments	$879.6	100.0%	$282.2	100.0%

The following table presents certain selected information regarding our investment portfolio:

($ in millions)	For the year ended December 31, 2025	For the year ended December 31, 2024
New investments at cost:
Senior Secured First Lien	$456.2	$95.0
Unitranche First Lien	272.3	123.5
Unitranche First Lien – Last Out	2.6	3.6
Senior Secured Second Lien	9.9	—
Unsecured Debt	—	2.8
Equity	4.4	2.2
LLC/LP Equity Interests	5.5	4.5

Total Investments	$750.9	$231.6

($ in millions)	For the year ended December 31, 2025	For the year ended December 31, 2024
Proceeds from investments sold or repaid:
Senior Secured First Lien	$131.9	$48.6
Unitranche First Lien	29.0	17.0
Unitranche First Lien – Last Out	—	—
Senior Secured Second Lien	—	—
Unsecured Debt	—	—
Equity	—	—
LLC/LP Equity Interests	—	—

Total Proceeds	$160.9	$65.6

Net increase (decrease) in portfolio	$590.0	$166.0

The following table presents certain selected information regarding our investment portfolio:

	As of December 31, 2025	As of December 31, 2024
Weighted average yield on income producing securities (at cost) (1)	8.3%	9.5%
Percentage of debt bearing a floating rate (at fair value)	99.6%	98.8%
Percentage of debt bearing a fixed rate (at fair value)	0.4%	1.2%
Number of portfolio companies	246	133

(1)	Includes performing debt and other income producing investments (excluding investments on non-accrual). As of December 31, 2025 and December 31, 2024, there were no investments on non-accrual status.

The following table shows the amortized cost and fair value of our performing and non-accrual
debt and income producing debt securities.

($ in millions)	As of December 31, 2025				As of December 31, 2024
	Cost	% of Cost	Fair Value	% of Fair Value	Cost	% of Cost	Fair Value	% of Fair Value
Performing	$852.6	100.0%	$858.3	100.0%	$271.9	100.0%	$273.3	100.0%
Non-Accrual	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Total	$852.6	100.0%	$858.3	100.0%	$271.9	100.0%	$273.3	100.0%
Loans are generally placed on
non-accrual
status when there is reasonable doubt that principal or interest will be collected in full.
Non-accrual
loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual
status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2025 and December 31, 2024, we had no investments on non-accrual
status.
Our investment adviser monitors our portfolio companies on an ongoing basis. Our investment adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. Our investment adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry; and

•	attendance and participation in board meetings.
As part of the monitoring process, our investment adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

(1)
Involves the least amount of risk relative to cost or amortized cost. Investment performance is above expectations since origination or acquisition. Trends and risk factors are generally favorable, which may include financial performance or a potential exit.

(2)
Involves a level of risk that is similar to the risk at the time of origination or acquisition. The investment is generally performing as expected, and the risks around our ability to ultimately recoup the cost of the investment are neutral to favorable relative to the time of origination or acquisition. New investments are generally assigned a rating of 2 at origination or acquisition.

(3)
Indicates an investment performing below expectations where the risks around our ability to ultimately recoup the cost of the investment have increased since origination or acquisition. For debt investments, borrowers are more likely than not in compliance with debt covenants and loan payments are generally not past due. An investment rating of 3 requires closer monitoring.

(4)
Indicates an investment performing materially below expectations where the risks around our ability to ultimately recoup the cost of the investment have increased materially since origination or acquisition. For debt investments, borrowers may be out of compliance with debt covenants and loan payments may be past due (but generally not more than 180 days past due).
Non-accrual
status is strongly considered for debt investments rated 4.

(5)
Indicates an investment performing substantially below expectations where the risks around our ability to ultimately recoup the cost of the investment have substantially increased since origination or acquisition. We do not expect to recover our initial cost basis from investments rated 5. Debt investments with an investment rating of 5 are generally in payment and/or covenant default and are on non-accrual
status.

The following table shows the composition of our portfolio on the 1 to 5 investment performance rating scale. Investment performance ratings are accurate only as of those dates and may change due to subsequent developments relating to a portfolio company’s business or financial condition, market conditions or developments, and other factors.

($ in millions)	As of December 31, 2025		As of December 31, 2024
Investment Performance Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
1	$20.0	2.3%	$—	—%
2	852.5	96.9	274.9	97.4
3	7.1	0.8	7.3	2.6
4	—	—	—	—
5	—	—	—	—

Total	$879.6	100.0%	$282.2	100.0%

Results of Operations
Summarized statement of operations

($ in millions)	For the year ended December 31, 2025	For the year ended December 31, 2024
Total investment income	$47.4	$23.6
Total net expenses, including taxes	19.0	9.4

Net investment income	28.4	$14.2
Net realized gains (loss) on investments	(4.6)	(0.2)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	5.7	1.4

Net realized and unrealized gains (losses)	$1.1	$1.2

Net increase (decrease) in net assets resulting from operations	$29.5	$15.4

Investment income
For the years ended December 31, 2025 and December 31, 2024, total investment income, which includes interest income and accretion of OID, was $47.4 million and $23.6 million, respectively. The increase was primarily as a result of an increase in the average size of our investment portfolio. We expect total investment income to continue to increase with the growing portfolio.

($ in millions)	For the year ended December 31, 2025	For the year ended December 31, 2024
Interest from investments	$44.7	$22.9
Paid-in-kind interest	1.4	0.3
Dividend income	0.6	—

Other income	0.7	0.4
Total Investment Income	$47.4	$23.6
Net expenses
For the years ended December 31, 2025 and December 31, 2024, total net expenses, including the impact of the fee waivers, were $19.0 and $9.4 million, respectively. The increase was primarily as a result of an increase in the average size of our investment portfolio. We expect our general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.

($ in millions)	For the year ended December 31, 2025	For the year ended December 31, 2024
Interest and other debt financing costs	$13.9	$6.3
Offering costs	2.7	1.5
Organizational costs	—	1.5
Management fees	3.8	2.0

Income based incentive fees	2.9	0.9
Capital gains based incentive fees	0.1	0.2
Professional fees	1.1	0.9
Directors’ fees	0.3	0.2
Administrative services expenses	1.3	1.5
Other general and administrative expenses	1.2	0.8
Total expenses	$27.3	$15.8
Management fee waiver	(0.1)	(0.6)
Income based incentive fees waiver	(2.9)	(0.9)
Capital gains based incentive fees waiver	(0.1)	(0.2)
Expense support reimbursement	(5.4)	(5.0)
Net expenses	$18.8	$9.1
Provision for excise taxes	0.2	0.3
Total	$19.0	$9.4
Net investment income
For the years ended December 31, 2025 and December 31, 2024, net investment income was $28.4 and $14.2 million, respectively. The increase was primarily due to an increase in the average size of our investment portfolio. Net investment income can vary substantially from period to period due to various factors including net deployment, credit facility usage and market base rates.

Net realized and unrealized gains (losses) on investments
For the years ended December 31, 2025 and December 31, 2024, we recorded net realized gains (losses) and unrealized appreciation (depreciation) on investments of $1.1 and $1.2 million, respectively.
Financial Condition, Liquidity and Capital Resources
The primary uses of our cash and cash equivalents are for (1) investments in portfolio companies and other investments; (2) the cost of operations (including paying our investment adviser and expense reimbursements paid to our administrator); (3) debt service, repayment, and other financing costs; and (4) future cash distributions to the holders of our common stock. We expect to generate additional liquidity from (1) future offerings of securities, (2) future borrowings and (3) cash flows from operations, including investment sales and repayments as well as income earned on investments.
As of December 31, 2025, we had $98.0 million in cash and cash equivalents and $155.0 million of undrawn capacity on our credit facilities (as defined below), subject to borrowing base and other limitations. As of December 31, 2025, we believe that we had sufficient assets and liquidity to adequately cover future obligations under our unfunded commitments based on current cash, availability under our credit facility, short-term investments and ongoing principal repayments on debt investment assets.
As of December 31, 2025, we were in compliance with our asset coverage requirements under the Investment Company Act. In addition, we were in compliance with all the financial covenant requirements of our credit facilities as of December 31, 2025. However, an increase in realized losses or unrealized depreciation of our investment portfolio or significant reductions in our NAV as a result of the effects of the rising rate environment and the potential for a recession increase the risk of breaching the relevant covenants requirements. Any breach of these requirements may adversely affect the access to sufficient debt and equity capital.
Debt

	As of December 31, 2025				As of December 31, 2024
(in $ millions)	Aggregate Principal Amount Committed	Drawn Amount	Amount Available (1)	Carrying Value (2)(3)	Aggregate Principal Amount Committed	Drawn Amount	Amount Available (1)	Carrying Value (2)(3)
JPM Funding Facility	$—	$—	$—	$—	$150.0	$112.0	$38.0	$112.0
JPM Funding Facility III	575.0	420.0	155.0	420.0	—	—	—	—

Total Debt	$575.0	420.0	$155.0	$420.0	$150.0	$112.0	$38.0	$112.0

(1)	The amount available is subject to any limitations related to the credit facility borrowing base.
(2)	Amount presented excludes netting of deferred financing costs.
(3)	As of December 31, 2025 and 2024, the carrying amount of the outstanding debt approximated fair value, unless otherwise noted.
The combined weighted average interest rate of the aggregate borrowings outstanding for the years ended December 31, 2025 and December 31, 2024 was 6.91% and 8.67%, respectively. The weighted average debt of the borrowings outstanding for the years ended December 31, 2025 and December 31, 2024 was $201.4 and $73.2 million, respectively.
JPM Funding Facility
On December 8, 2023, we entered into a Loan and Security Agreement (as amended, the “JPM Funding Facility”), as servicer, with CPCI Funding SPV, LLC, our wholly owned subsidiary (the “Borrower”), as borrower, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, that provided a secured credit facility of $375.0 million with a reinvestment period ending December 8, 2026 and a final maturity date of December 8, 2028. The JPM Funding Facility also provided for a feature that allowed the Borrower, under certain circumstances, to increase the overall size of the JPM Funding Facility to a maximum of $500.0 million. In addition, on December 8, 2023, we, as seller, and the Borrower, as purchaser, entered into a Sale and Contribution Agreement, pursuant to which we agreed to sell or contribute to the Borrower certain originated or acquired loans and other corporate debt securities and related assets from time to time. We consolidated the Borrower in our consolidated financial statements and no gain or loss was recognized from the transfer of assets to and from the Borrower.
The obligations of the Borrower under the JPM Funding Facility were secured by substantially all assets held by the Borrower, which were not available to our creditors. The interest rate charged on the JPM Funding Facility was based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of 2.13%, subject to increase from time to time pursuant to the terms of the JPM Funding Facility. In addition, the Borrower paid, among other fees, an administrative agency fee on the facility commitment and a commitment fee on the undrawn balance. The JPM Funding Facility included customary covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.
On August 23, 2024, the Borrower entered into a First Amendment to the JPM Funding Facility. The amendment, among other things, reduced the spread from 2.60% to 2.25%.
On May 29, 2025, the Borrower entered into a Third Amendment to the JPM Funding Facility. The amendment, among other things, (a) reduced the spread from 2.25% to 2.13%, and (b) increased the facility size from $150.0 million to $375.0 million.
In connection with the entry into the JPM Funding Facility III on October 17, 2025, we voluntarily prepaid all amounts outstanding under the JPM Funding Facility. In connection with such repayment, all obligations (including in respect of unfunded commitments) under the facility were terminated, and the related security interests and other liens on the assets securing such facility were terminated and released.
JPM Funding Facility II
On March 31, 2025, we entered into a Loan and Security Agreement (as amended, the “JPM Funding Facility II”), as servicer, with CPCI Funding SPV II, LLC, our wholly owned subsidiary (the “Borrower II” and together with Borrower I, the “Borrowers”), as borrower, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, that provided a secured credit facility of $100.0 million with a reinvestment period ending September 30, 2027 and a final maturity date of March 31, 2028. The JPM Funding Facility II also provided for a feature that allowed the Borrower II, under certain circumstances, to increase the overall size of the JPM Funding Facility II to a maximum of $200.0 million. We consolidated the Borrower II in our consolidated financial statements and no gain or loss was recognized from the transfer of assets to and from the Borrower II.
The obligations of the Borrower II under the JPM Funding Facility II were secured by substantially all assets held by the Borrower II, which were not available to our creditors. The interest rate charged on the JPM Funding Facility II was based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of 1.35%, subject to increase from time to time pursuant to the terms of the JPM Funding Facility II. In addition, the Borrower II paid, among other fees, a commitment fee on the undrawn balance. The JPM Funding Facility II included customary covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature.

In connection with the entry into the JPM Funding Facility III on October 17, 2025, we voluntarily prepaid all amounts outstanding under the JPM Funding Facility II. In connection with such repayment, all obligations (including in respect of unfunded commitments) under the facility were terminated, and the related security interests and other liens on the assets securing such facilities were terminated and released.
JPM Funding Facility III
On October 17, 2025, we entered into a Loan and Security Agreement (the “JPM Funding Facility III” and together with the JPM Funding Facility and the JPM Funding Facility II, the “credit facilities”), as servicer, with the Borrowers, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, that provides a secured credit facility of $575.0 million with a reinvestment period ending October 17, 2028 and a final maturity date of October 17, 2030. The JPM Funding Facility III also provides for a feature that allows the overall size of the JPM Funding Facility III to be increased to a maximum of $875.0 million. In addition, on October 17, 2025, we, as seller, and the Borrower I, as purchaser, entered into a Sale and Contribution Agreement and we, as seller, and the Borrower II, as purchaser, entered into a Sale and Contribution Agreement, pursuant to which we will sell or contribute to the Borrower I and the Borrower II, as applicable, certain originated or acquired loans and other corporate debt securities and related assets (collectively, the “Loans”) from time to time.
The obligations of the Borrowers under the JPM Funding Facility III are secured by substantially all assets held by each Borrower, including the Loans. The interest rate charged on the JPM Funding Facility III is based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of (i) 1.35% (or 1.4693% in the case of borrowings in British Pounds) or (ii) 1.90% (or 2.0193% in the case of borrowings in British Pounds) depending on the nature of the advances being requested under the JPM Funding Facility III. In connection with the entry into the JPM Funding Facility III, we voluntarily prepaid all amounts outstanding under each of the JPM Funding Facility and the JPM Funding Facility II (together, the “Existing JPM Facilities”). In connection with such repayment, all obligations (including in respect of unfunded commitments) under the Existing JPM Facilities were terminated, and the related security interests and other liens on the assets securing such facilities were terminated and released.
The summary of costs incurred in connection with our credit facilities is presented below:

($ in millions)	For the year ended December 31, 2025	For the year ended December 31, 2024
Borrowing interest expense	$11.8	$5.4
Unused facility fees	1.3	0.3

Amortization of financing costs	0.9	0.4
Administrative fee	—	0.2
Total interest and other debt financing costs	$14.0	$6.3
Weighted average outstanding balance	$201.4	$73.2
To the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced opportunities, or if our Board otherwise determines that leveraging our portfolio would be in our best interest, we may enter into new debt financing opportunities in addition to our existing debt. The pricing and other terms of any such opportunities would depend upon market conditions and the performance of our business, among other factors.
In accordance with applicable SEC staff guidance and interpretations, with stockholder approval, we, as a BDC, are now permitted to borrow amounts such that our asset coverage ratio is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered borrowings for these purposes. The amount of leverage that we employ depends on our investment adviser’s and our Board’s assessment of market conditions and other factors at the time of any proposed borrowing.
As of December 31, 2025 and 2024, our asset coverage ratio was 221% and 259%, respectively. We may also refinance or repay any of our indebtedness at any time based on our financial condition and market conditions. See Note 6 “Debt” to our consolidated financial statements for the year ended December 31, 2025 included in this prospectus for more detail on the JPM Funding Facility.
Capital Share Activity
We have authorized three classes of Common Shares, Class S shares, Class D shares and Class I shares. Pursuant to a subscription agreement entered into between us and Crescent, Crescent purchased 1,000 Class I shares at an initial offering price of $25.00 per share.
The following table lists the Common Shares issued and total consideration for both this offering and the offers and sales to certain investors in transactions that were exempt from the registration provisions of the Securities Act, pursuant to Section 4(a)(2) thereof and/or Regulation S promulgated thereunder (the “Private Placements”), including approximately 10,506,851 Class I shares and 2,234 Class S shares, that were issued during the year ended December 31, 2025 in exchange for $287.3 million in total. The table below does not include Common Shares issued through our distribution reinvestment plan. We intend to continue selling Common Shares in this offering on a monthly basis.

($ in millions)	Common Shares issued	Total consideration
Registered Offering:
Class I	10,641,574	$287.3
Class S	2,234	0.1
Class D	—	—
Private Placements:
Class I	6,543,033	$168.0
Class S	—	—
Class D	—	—

Total:	17,186,841	$455.4
See “Recent Developments” for subsequent events related to subscriptions for our shares after December 31, 2025.
Capital Share Distributions
We currently intend to pay regular monthly distributions. Any distributions we make will be at the sole discretion of our Board, which will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common stockholders of at least 90% of our taxable income and tax exempt interest.

We declared monthly regular and special distributions for our Class I shares. The following table presents the monthly regular and special distributions that were declared and payable during the year ended December 31, 2025.

(in $ millions, except per share amounts)			Class I Distributions			Class S Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount		Per Share	Amount
January 31, 2025	January 29, 2025	February 27, 2025	$0.16	$1.1		$—	$—
January 31, 2025	January 29, 2025	February 27, 2025	0.06	0.4	(1)	—	—
February 28, 2025	February 24, 2025	March 27, 2025	0.16	1.1		—	—
February 28, 2025	February 24, 2025	March 27, 2025	0.06	0.4	(1)	—	—
March 31, 2025	March 26, 2025	April 28, 2025	0.16	1.1		—	—
March 31, 2025	March 26, 2025	April 28, 2025	0.06	0.4	(1)	—	—
April 30, 2025	April 28, 2025	May 28, 2025	0.16	1.5		0.14	0.0
April 30, 2025	April 28, 2025	May 28, 2025	0.06	0.6	(1)	0.06	0.0	(1)
May 31, 2025	May 22, 2025	June 27, 2025	0.16	1.5		0.14	0.0
May 31, 2025	May 22, 2025	June 27, 2025	0.06	0.6	(1)	0.06	0.0	(1)
June 30, 2025	June 25, 2025	July 29, 2025	0.16	1.6		0.14	0.0
June 30, 2025	June 25, 2025	July 29, 2025	0.06	0.6	(1)	0.06	0.0	(1)
July 31, 2025	July 29, 2025	August 29, 2025	0.16	1.9		0.14	0.0
July 31, 2025	July 29, 2025	August 29, 2025	0.06	0.7	(1)	0.06	0.0	(1)
August 31, 2025	August 25, 2025	September 30, 2025	0.16	2.0		0.14	0.0
August 31, 2025	August 25, 2025	September 30, 2025	0.06	0.7	(1)	0.06	0.0	(1)
September 30, 2025	September 25, 2025	October 31, 2025	0.16	2.2		0.14	0.0
September 30, 2025	September 25, 2025	October 31, 2025	0.06	0.8	(1)	0.06	0.0	(1)
October 31, 2025	October 28, 2025	November 28, 2025	0.16	2.3		0.14	0.0
October 31, 2025	October 28, 2025	November 28, 2025	0.06	0.8	(1)	0.06	0.0	(1)
November 30, 2025	November 26, 2025	December 30, 2025	0.16	2.5		0.14	0.0
November 30, 2025	November 26, 2025	December 30, 2025	0.04	0.6	(1)	0.04	0.0	(1)
December 31, 2025	December 29, 2025	January 28, 2026	0.16	2.8		0.14	0.0
December 31, 2025	December 29, 2025	January 28, 2026	0.04	0.7	(1)	0.04	0.0	(1)

			$2.60	$29.0	(2)	$1.76	$0.0	(2)

(1)	Represents a special distribution.
(2)	Totals may not add up due to rounding.
The following table presents the monthly regular and special distributions that were declared and payable during the year ended December 31, 2024.

(in $ millions, except per share amounts)			Class I Distribution
Record Date	Declaration Date	Payment Date	Per Share	Amount
June 30, 2024	June 27, 2024	July 26, 2024	$0.1600	$1.0
June 30, 2024	June 27, 2024	July 26, 2024	$0.0700	$0.4	(1)
July 31, 2024	July 26, 2024	August 27, 2024	$0.1600	$1.0
July 31, 2024	July 26, 2024	August 27, 2024	$0.0700	$0.4	(1)
August 31, 2024	August 27, 2024	September 27, 2024	$0.1600	$1.0
August 31, 2024	August 27, 2024	September 27, 2024	$0.0700	$0.4	(1)
September 30, 2024	September 27, 2024	October 28, 2024	$0.1600	$1.0
September 30, 2024	September 27, 2024	October 28, 2024	$0.0700	$0.4	(1)
October 31, 2024	October 28, 2024	November 26, 2024	$0.1600	$1.0
October 31, 2024	October 28, 2024	November 26, 2024	$0.0700	$0.4	(1)
November 29, 2024	November 21, 2024	December 27, 2024	$0.1600	$1.1

(in $ millions, except per share amounts)			Class I Distribution
Record Date	Declaration Date	Payment Date	Per Share	Amount
November 29, 2024	November 21, 2024	December 27, 2024	$0.0700	$0.5	(1)
December 31, 2024	December 26, 2024	January 27, 2024	$0.1600	$1.1
December 31, 2024	December 26, 2024	January 27, 2024	$0.0700	$0.5	(1)

			$1.61	$10.2

(1)	Represents a special distribution.
See “Recent Developments” for subsequent events relating to regular and special distributions declared by the Fund.
Distribution Reinvestment Plan
We have adopted a distribution reinvestment plan pursuant to which stockholders will have their cash distributions automatically reinvested in additional shares of the Fund’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. As a result, if we declare a cash dividend or other distribution, then stockholders who have not opted out of our distribution reinvestment plan (or, in the case of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington stockholders and clients of participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, opted to participate in such plan), will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating stockholder’s account to three decimal places.
Share Repurchase Program
We have commenced a share repurchase program in which we intend, at the discretion of our Board, to offer to repurchase up to 5% of our Common Shares outstanding in each quarter. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interests. For example, in accordance with our directors’ duties to the Fund, our Board may amend, suspend or terminate the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining stockholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will reinstate the share repurchase program when appropriate and subject to our directors’ duties to us. All shares purchased by us in connection with the share repurchase program will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year, also referred to as the Early Repurchase Deduction. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering. The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will not apply to shares acquired through our distribution reinvestment plan, and the Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common stockholders. In accordance with our share repurchase program, we made one share repurchase offer in the fourth quarter of 2024 and made share repurchase offers in each quarter of 2025. There were no share repurchases completed for the years ended December 31, 2025 and 2024.

Off Balance Sheet Arrangements
Other than contractual commitments and other legal contingencies incurred in the normal course of our business, we do not expect to have any off-balance
sheet financings or liabilities. Our investment portfolio may contain investments that are in the form of lines of credit or unfunded commitments which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. Unfunded commitments to provide funds to portfolio companies are not reflected on our Consolidated Statements of Assets and Liabilities. These commitments are subject to the same underwriting and ongoing portfolio maintenance as are the on-balance
sheet financial instruments that we hold. Since these commitments may expire without being drawn, the total commitment amount does not necessarily represent future cash requirements. As of December 31, 2025, we had aggregate unfunded commitments totaling $130.6 million. See Note 7 “Commitments and Contingencies” to our consolidated financial statements for the year ended December 31, 2025 contained in this prospectus for more information on our commitments.
Net Worth of Sponsors
The Omnibus Guidelines require that our affiliates and investment adviser, or our Sponsor as defined under the Omnibus Guidelines, have an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of the greater of either $100,000, or 5.0% of the first $20 million of both the gross amount of securities currently being offered in this offering and the gross amount of any originally issued direct participation program securities sold by our affiliates and sponsors within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our investment adviser and its affiliates, while not liable directly or indirectly for any indebtedness we may incur, have an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines.
Recent Developments
On January 2, 2026, we issued and sold approximately 1,625,647 Common Shares (consisting of 1,625,647 Class I shares) at an offering price of $27.06 per share, and received $44.0 million as payment for such shares. The purchase price per Class I share was $27.06, which was the Fund’s NAV per Class I share as of December 31, 2025.
On January 17, 2026, as part of a scheduled commitment increase, the JPM Funding Facility III commitment size increased from $575.0 million to $650.0 million.
On February 2, 2026, we issued and sold approximately 40,706 Common Shares (consisting of 36,059 Class I shares, 929 Class D shares and 3,718 Class S shares) at an offering price of $26.90 per share, and received $1.1 million as payment for such shares. The purchase price per Class I share, Class D share and Class S Share was $26.90, which was the Fund’s NAV per Class I share, Class D share and Class S share as of January 31, 2026.
As part of our share repurchase program, on February 26, 2026, we commenced a tender offer to repurchase up to 5% of our Common Shares outstanding as of January 31, 2026. On March 26, 2026, our previously announced tender offer to repurchase up to 5% of our Common Shares as of January 31, 2026 expired and no shares were tendered.
On January 30, 2026, we declared regular and special distributions for our Class I shares and Class S shares, on February 25, 2026 we declared regular distributions for our Class I shares, Class S shares and Class D shares, on March 27, 2026, we declared regular and special distributions for our Class I shares, Class S shares and Class D shares, and on April 28, 2026 we declared regular distributions for our Class I shares, Class S shares and Class D shares in the amounts per share set forth below:

(in $ millions, except per share amounts)			Gross Class I Distribution Per Share		Gross Class S Distribution Per Share		Gross Class D Distribution Per Share
Record Date	Declaration Date	Payment Date
January 31, 2026	January 30, 2026	February 27, 2026	$0.1600		$0.1600		—
January 31, 2026	January 30, 2026	February 27, 2026	$0.0400	(1)	$0.0400	(1)	—
February 28, 2026	February 25, 2026	March 30, 2026	$0.1650		$0.1650		$0.1650
March 31, 2026	March 27, 2026	April 30, 2026	$0.1650		$0.1650		$0.1650
March 31, 2026	March 27, 2026	April 30, 2026	$0.0700	(1)	$0.0700	(1)	$0.0700	(1)
April 30, 2026	April 28, 2026	May 27, 2026	$0.1650		$0.1650		$0.1650

(1)	Represents a special distribution.
The distributions for Class I shares, Class S shares and Class D shares will be paid in cash or reinvested in the Class I shares, Class S shares and Class D shares, respectively, for shareholders participating in our distribution reinvestment plan on or about the payment dates above.
On March 2, 2026, we issued and sold approximately 311,566 Common Shares (consisting of 310,659 Class I shares, 907 Class S shares and no Class D shares) at an offering price of $26.58 per share, and received $8.3 million as payment for such shares. The purchase price per Class I share and Class S share was $26.58, which was the Fund’s NAV per Class I share, Class S share and Class D share as of February 28, 2026.
On April 28, 2026, we announced the NAV per share of our Class I shares, Class S shares and Class D shares as of March 31, 2026, as determined in accordance with our valuation policy, was $26.27. We also announced that as of March 31, 2026, our aggregate NAV was approximately $503.5 million, the fair value of our portfolio investments was approximately $877.1 million and we had principal debt outstanding of $464.5 million, resulting in a debt to equity ratio of approximately 0.92x.
Quantitative and Qualitative Disclosures About Market Risk
We are subject to financial market risks, including valuation risk and interest rate risk.
Valuation Risk
We have invested, and plan to continue to invest, in illiquid debt and equity securities of private companies. These investments will generally not have a readily available market price, and we will value these investments at fair value as determined in good faith by our investment adviser, as the Board’s valuation designee, in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material. See Note 2 “Summary of Significant Accounting Policies” to our consolidated financial statements for the year ended December 31, 2025 included in this prospectus for more details on estimates and judgments made by us in connection with the valuation of our investments.
Interest Rate Risk
Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We plan to fund a portion of our investments with borrowings and our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate-sensitive assets to our interest rate-sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. See “Risk Factors—Risks Relating to Our Business and Structure—We are exposed to risks associated with changes in interest rates.”
As of December 31, 2025, 99.6% of the investments at fair value in our portfolio were at variable rates, subject to interest rate floors.
Assuming that our Consolidated Statements of Assets and Liabilities as of December 31, 2025 were to remain constant and that we took no actions to alter our existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates (considering interest rate floors for floating rate instruments):

($ in millions) Basis Point Change	Interest Income	Interest Expense	Net Interest Income (1)
Up 100 basis points	$8.6	$4.2	$4.4
Up 75 basis points	6.5	3.1	3.4
Up 50 basis points	4.3	2.1	2.2
Up 25 basis points	2.2	1.0	1.2
Down 25 basis points	(2.2)	(1.0)	(1.2)
Down 50 basis points	(4.3)	(2.1)	(2.2)
Down 75 basis points	(6.5)	(3.1)	(3.4)
Down 100 basis points	(8.6)	(4.2)	(4.4)

(1)
Excludes the impact of income incentive fees. See Note 3 “Agreements and Related Party Transactions” to our consolidated financial statements for the year ended December 31, 2025 included in this prospectus for more information on the income incentive fees.

Although we believe that this analysis is indicative of our existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments that could affect our net income. Accordingly, we cannot assure you that actual results would not differ materially from the analysis above.
We may in the future hedge against interest rate fluctuations by using hedging instruments such as interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio investments.

SENIOR SECURITIES
Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of the fiscal years ended December 31 for the years indicated below. As of December 31, 2025, the aggregate principal amount of indebtedness outstanding was approximately $554.5 million. We had no senior securities outstanding as of December 31 of any fiscal years prior to those indicated below. The report of Ernst & Young LLP, our independent registered public accounting firm, on our consolidated financial statements as of December 31, 2025 is included in this prospectus. This information about our senior securities should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit
JPM Funding Facility
Fiscal 2024	$111,979	$2,587	—	N/A
Fiscal 2023	$22,500	$5,577	—	N/A
JPM Funding Facility III
Fiscal 2025	$419,972	$2,098	—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as (i) the sum of (A) total assets at end of period and (B) other liabilities excluding total debt outstanding and accrued borrowing expenses at end of period, divided by (ii) the sum of total debt outstanding and accrued borrowing expenses at the end of the period. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.

(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

PORTFOLIO COMPANIES
The following table describes each of the businesses included in our portfolio and reflects data as of December 31, 2025. Percentages shown for class of investment securities held by us represent the percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of the class of security we may own assuming we exercise our warrants or options before dilution.
Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

PORTFOLIO COMPANIES
As of December 31, 2025
(dollar amounts in thousands)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Accurate Finance Sub, LLC	5445 Stockdick School Road, Katy, TX 77449	Capital Goods	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	09/2032		(2)	(2)
Accurate Finance Sub, LLC	5445 Stockdick School Road, Katy, TX 77449	Capital Goods	Senior Secured First Lien Revolver	5.50% SOFR + (4.75% /M)	09/2032		(1)	(3)
Accurate Finance Sub, LLC	5445 Stockdick School Road, Katy, TX 77449	Capital Goods	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /M)	09/2032		546
Ahead DB Holdings LLC	444 W Lake St, Suite 3000, Chicago, IL 60606	Capital Goods	Senior Secured First Lien Term Loan	6.17% SOFR + (2.50% /Q)	02/2031		2,813
Altar Bidco, Inc.	15 Elizabeth Dr, Chelmsford, MA 01824	Capital Goods	Senior Secured First Lien Term Loan	6.78% SOFR + (3.10% /Q)	02/2029		3,278
Ascend Learning, LLC	25 Burlington Mall Rd, Burlington, MA 01803	Capital Goods	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	12/2028		771
Bingo Holdings I LLC	51 W 52nd St Fl 18, New York, NY 10019-7967	Capital Goods	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	06/2032		2,534
Boxer Parent Company Inc.	2103 Citywest Blvd, Houston, TX 77042	Capital Goods	Senior Secured First Lien Term Loan	6.82% SOFR + (3.00% /Q)	07/2031		3,745
Brand Industrial Services	1325 Cobb International Drive, Suite 1-A, Kennesaw, GA 30152	Capital Goods	Senior Secured First Lien Term Loan	8.35% SOFR + (4.50% /Q)	08/2030		626
Chariot Buyer	300 Windsor Drive, Oak Brook, IL 60523	Capital Goods	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	09/2032		2,244
Cloud Software Group, Inc.	851 Cypress Creek Road, Fort Lauderdale, FL 33309	Capital Goods	Senior Secured First Lien Term Loan	6.92% SOFR + (3.25% /Q)	08/2032		513
Cloud Software Group, Inc.	851 Cypress Creek Road, Fort Lauderdale, FL 33309	Capital Goods	Senior Secured First Lien Term Loan	6.92% SOFR + (3.25% /Q)	03/2031		2,558
Corelogic, Inc.	40 Pacifica, Suite 900, Irvine, CA 92618	Capital Goods	Senior Secured First Lien Term Loan	7.33% SOFR + (3.61% /Q)	06/2028		2,243
Dayforce Inc.	3311 East Old Shakopee Road, Suite 400 Minneapolis, MN 55425-1640	Capital Goods	Senior Secured First Lien Term Loan	6.69% SOFR + (3.00% /M)	10/2032		3,369
GB Eagle Buyer, Inc.	PO Box 6189, Stockton, CA 95206	Capital Goods	Unitranche First Lien Delayed Draw Term Loan	8.35% SOFR + (4.50% /Q)	12/2030		1,269
GB Eagle Buyer, Inc.	PO Box 6189, Stockton, CA 95206	Capital Goods	Unitranche First Lien Revolver	5.50% SOFR + (4.50% /Q)	12/2030		(5)	(4)
GB Eagle Buyer, Inc.	PO Box 6189, Stockton, CA 95206	Capital Goods	Unitranche First Lien Term Loan	8.17% SOFR + (4.50% /Q)	12/2030		3,130
GB Eagle Buyer, Inc.	PO Box 6189, Stockton, CA 95206	Capital Goods	Unitranche First Lien Term Loan	8.35% SOFR + (4.50% /Q)	12/2030		20,199
GB Eagle Buyer, Inc.	PO Box 6189, Stockton, CA 95206	Capital Goods	Unitranche First Lien Delayed Draw Term Loan	5.50% SOFR + (4.50% /Q)	12/2030		(104)	(5)
GB Eagle Buyer, Inc.	PO Box 6189, Stockton, CA 95206	Capital Goods	Unitranche First Lien Revolver	5.50% SOFR + (4.50% /Q)	12/2030		(41)	(6)
Genesys Cloud Services Holdings II LLC	2001 Junipero Serra Blvd, Daly City, CA 94014	Capital Goods	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /Q)	12/2027		2,838

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Iron Mountain Inc.	745 Atlantic Avenue Floor 10 Boston, MA 02111	Capital Goods	Senior Secured First Lien Term Loan	5.72% SOFR + (2.00% /Q)	01/2031		2,816
Mcafee Corp.	6220 America Center Drive, San Jose, CA 95002	Capital Goods	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	03/2029		1,852
Parts Town	1200 Greenbriar Dr., Addison, IL 60101	Capital Goods	Unitranche First Lien Term Loan	8.67% SOFR + (3.25% /M)	04/2030		5,433
Parts Town	1200 Greenbriar Dr., Addison, IL 60101	Capital Goods	Unitranche First Lien Delayed Draw Term Loan	4.00% SOFR + (3.25% /M)	04/2030		(1)	(7)
Ping Identity Corp.	1001 17th Street, Suite 100, Denver, CO 80202	Capital Goods	Senior Secured First Lien Term Loan	6.59% SOFR + (2.75% /M)	11/2032		1,121
Pushpay USA Inc.	18300 Redmond Way, Suite 300, Redmond, WA 98052	Capital Goods	Senior Secured First Lien Term Loan	8.07% SOFR + (4.19% /Q)	08/2031		993
Qlik Technologies	211 S Gulph Rd, Suite 500 King of Prussia, PA 19406	Capital Goods	Senior Secured First Lien Term Loan	6.94% SOFR + (3.25% /Q)	10/2030		2,802
Quartz Acquireco LLC (Qualtrics)	399 Park Avenue, New York, NY 10022	Capital Goods	Senior Secured First Lien Term Loan	5.92% SOFR + (2.25% /Q)	06/2030		2,808
Realpage, Inc.	2201 Lakeside Boulevard, Richardson, TX 75082	Capital Goods	Senior Secured First Lien Term Loan	6.93% SOFR + (3.26% /Q)	04/2028		2,241
Red Planet Borrower, LLC	1255 Battery St., Suite 500, San Francisco, CA 94111	Capital Goods	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /M)	09/2032		2,165
Sovos Compliance, LLC	1055 Howell Mill Rd, Suite 750 Atlanta, GA 30318	Capital Goods	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /Q)	08/2029		1,593
TransDigm Inc.	1301 East 9th Street, Suite 3000, Cleveland, OH 44114	Capital Goods	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /Q)	02/2031		2,807
Zayo Group Holdings, Inc.	1805 29th Street, Suite 2050, Boulder, CO 80301	Capital Goods	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	09/2032		1,667
Zelis Payments Buyer Inc.	149 Newbury Street, 5th Floor, Boston, MA 02116	Capital Goods	Senior Secured First Lien Term Loan	6.47% SOFR + (2.75% /Q)	09/2029		2,616
Access Records Management	126 E Hargis St, Belton, MO 64012	Commercial and Professional Services	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /Q)	08/2030		2,960
AlixPartners, LLP	125 High St, Boston, MA 02110	Commercial and Professional Services	Senior Secured First Lien Term Loan	5.69% SOFR + (2.00% /M)	08/2032		2,818
Allied Universal Holdco LLC	251 Little Falls Drive, Wilmington, DE 19801	Commercial and Professional Services	Senior Secured First Lien Term Loan	7.07% SOFR + (3.35% /M)	08/2032		2,434
Career Certified LLC	5670 Greenwood Plaza Boulevard, Suite 340, Greenwood Village, CO 80111	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	8.67% SOFR + (5.00% /Q)	02/2031		99	(8)
Career Certified LLC	5670 Greenwood Plaza Boulevard, Suite 340, Greenwood Village, CO 80111	Commercial and Professional Services	Senior Secured First Lien Revolver	6.00% SOFR + (5.00% /Q)	02/2031		—	(9)
Career Certified LLC	5670 Greenwood Plaza Boulevard, Suite 340, Greenwood Village, CO 80111	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.67% SOFR + (5.00% /Q)	02/2031		746

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.20% SOFR + (4.50% /Q)	10/2028		408
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.20% SOFR + (4.50% /Q)	10/2028		1,026
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.63% SOFR + (4.50% /Q)	10/2028		1,054	(10)
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	5.50% SOFR + (4.50% /Q)	10/2028		(7)	(11)
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Revolver	5.50% SOFR + (4.50% /Q)	10/2028		(6)	(12)
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Term Loan	8.20% SOFR + (4.50% /Q)	10/2028		691
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	5.50% SOFR + (4.50% /Q)	11/2030		(51)	(13)
CMG Holdco	3600 South Boulevard, Suite 400, Charlotte, NC 28209	Commercial and Professional Services	Unitranche First Lien Revolver	5.50% SOFR + (4.50% /Q)	11/2030		(8)	(14)
Crisis Prevention Institute, Inc.	10850 W. Park Place, Suite 250, Milwaukee, WI 53224	Commercial and Professional Services	Senior Secured First Lien Term Loan	7.67% SOFR + (4.00% /Q)	04/2031		2,032
Dispatch Acquisition Holdings, LLC	220 S Commerce Avenue, Russellville, AR 72801	Commercial and Professional Services	Unitranche First Lien Revolver	8.42% SOFR + (4.75% /Q)	11/2032		1,627	(15)
Dispatch Acquisition Holdings, LLC	220 S Commerce Avenue, Russellville, AR 72801	Commercial and Professional Services	Unitranche First Lien Term Loan	8.42% SOFR + (4.75% /Q)	11/2032		25,131
Duraserv LLC	8951 Cypress Waters Boulevard, Suite 200, Coppell, TX 75019	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	8.48% SOFR + (4.75% /Q)	06/2031		1,030	(16)
Duraserv LLC	8951 Cypress Waters Boulevard, Suite 200, Coppell, TX 75019	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	8.48% SOFR + (4.75% /Q)	06/2031		1,748
Duraserv LLC	8951 Cypress Waters Boulevard, Suite 200, Coppell, TX 75019	Commercial and Professional Services	Senior Secured First Lien Revolver	8.57% SOFR + (4.75% /Q)	06/2030		110	(17)
Duraserv LLC	8951 Cypress Waters Boulevard, Suite 200, Coppell, TX 75019	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.48% SOFR + (4.75% /Q)	06/2031		4,714
Duraserv LLC	8951 Cypress Waters Boulevard, Suite 200, Coppell, TX 75019	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /M)	06/2031		(36)	(18)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Fairbanks Morse Defense	701 White Ave, Beloit, WI 53511	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.42% SOFR + (2.75% /Q)	06/2030		1,179
FS Investments (Franklin Sq.)	300 New Jersey Ave NW, Washington, DC 20001	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.17% SOFR + (2.25% /Q)	04/2031		2,762
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111	Commercial and Professional Services	Unitranche First Lien Revolver	8.19% SOFR + (4.50% /Q)	09/2028		117	(19)
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.17% SOFR + (4.50% /Q)	09/2028		1,135	(20)
GN Loanco, LLC	1209 Orange St, Wilmington, DE 19801	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.34% SOFR + (4.50% /Q)	12/2030		3,065
Halo Buyer Inc.	1500 Halo Way, Sterling, IL 61081	Commercial and Professional Services	Unitranche First Lien Revolver	9.72% SOFR + (6.00% /Q)	08/2029		194	(21)
Halo Buyer Inc.	1500 Halo Way, Sterling, IL 61081	Commercial and Professional Services	Unitranche First Lien Term Loan	9.72% SOFR + (6.00% /Q)	08/2029		3,499
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.92% SOFR + (5.25% /Q)	10/2030		323
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Unitranche First Lien Revolver	6.25% SOFR + (5.25% /Q)	10/2029		(5)	(22)
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Unitranche First Lien Term Loan	9.09% SOFR + (5.25% /Q)	10/2030		3,426
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.92% SOFR + (5.25% /Q)	10/2030		514	(23)
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Unitranche First Lien Term Loan	10.50% SOFR + (5.25% /Q)	10/2030		100
Lawn Star Buyer, LLC	2700 Via Fortuna, Building II, Suite 300, Austin, TX 78746	Commercial and Professional Services	Senior Secured First Lien Revolver	5.75% SOFR + (4.75% /Q)	06/2031		—	(24)
Lawn Star Buyer, LLC	2700 Via Fortuna, Building II, Suite 300, Austin, TX 78746	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	06/2031		1,799
McKissock Investment Holdings LLC (Colibri)	1801 Park 270 Dr., Suite 600, St. Louis, MO 63146	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.87% SOFR + (5.00% /Q)	03/2029		2,769
Midwest Physician Administrative Services, LLC	1100 West 31st Street, Suite 300, Downers Grove, IL 60515	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.93% SOFR + (3.26% /Q)	03/2028		1,528
Neptune Bidco US Inc.	675 Avenue of the Americas, 4th Floor, New York, NY 10010-5100	Commercial and Professional Services	Senior Secured First Lien Term Loan	9.01% SOFR + (5.10% /Q)	04/2029		2,596
Northstar	Seven Penn Plaza, 370 Seventh Avenue, Suite 1803, New York, NY 10001	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.59% SOFR + (4.75% /Q)	05/2030		578

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Pre-paid Legal Services, Inc.	1 Prepaid Way, Ada, OK 74820	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /Q)	12/2028		1,585
Prime Security Services Borrower, LLC (P1/ADT)	1501 W Yamato Road Boca Raton, FL 33431	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.13% SOFR + (2.00% /Q)	10/2030		2,820
Quidelortho Corp	9975 Summers Ridge Road, San Diego, CA 92121	Commercial and Professional Services	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /M)	08/2032		3,075
Southern Veterinary Partners LLC	2204 Lakeshore Drive, Suite 325, Birmingham, AL 35209	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.37% SOFR + (2.50% /Q)	12/2031		1,493
Trace3 (Escape Velocity Holdings)	7565 Irvine Center Drive, Irvine, CA 92618	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	4.00% SOFR + (4.00% /M)	10/2032		1	(25)
Trace3 (Escape Velocity Holdings)	7565 Irvine Center Drive, Irvine, CA 92618	Commercial and Professional Services	Senior Secured First Lien Term Loan	7.69% SOFR + (4.00% /M)	10/2032		1,698
Trugreen	860 Ridge Lake Boulevard, Memphis, TN 38120	Commercial and Professional Services	Senior Secured First Lien Term Loan	7.82% SOFR + (4.10% /Q)	11/2027		2,047
Unosquare, LLC	10260 SW Greenburg Road, Suite 400, Portland, OR 97223-5514	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	06/2031		(10)	(26)
Unosquare, LLC	10260 SW Greenburg Road, Suite 400, Portland, OR 97223-5514	Commercial and Professional Services	Senior Secured First Lien Revolver	5.50% SOFR + (4.75% /M)	06/2031		(4)	(27)
Unosquare, LLC	10260 SW Greenburg Road, Suite 400, Portland, OR 97223-5514	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.47% SOFR + (4.75% /M)	06/2031		3,022
Vaco Holdings, LLC	5410 Maryland Way, Suite 460, Brentwood, TN 37027	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.67% SOFR + (5.00% /Q)	01/2029		1,166
DecisionHR Holdings, Inc.	9455 Koger Blvd. N, Suite 110, St. Petersburg, FL 33702	Commercial and Professional Services	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.50% /Q)	12/2031		(1)	(28)
DecisionHR Holdings, Inc.	9455 Koger Blvd. N, Suite 110, St. Petersburg, FL 33702	Commercial and Professional Services	Senior Secured First Lien Term Loan	8.28% SOFR + (4.50% /Q)	12/2031		695
DecisionHR Holdings, Inc.	9455 Koger Blvd. N, Suite 110, St. Petersburg, FL 33702	Commercial and Professional Services	Senior Secured First Lien Revolver	5.50% SOFR + (4.50% /Q)	12/2031		(1)	(29)
Bass Pro - Great American Outdoors Group LLC	2500 East Kearney Street, Springfield, MO 65898	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /Q)	01/2032		3,007
Family Dollar	510 Volvo Parkway, Chesapeake, VA 23320	Consumer Discretionary Distribution and Retail	Senior Secured Second Lien Term Loan	10.37% SOFR + (6.50% /Q)	07/2030		10,300
Gloves Buyers, Inc.	968 Albany Shaker Road, Latham, NY 12110	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /Q)	01/2032		2,273

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Harbor Freight Tools USA, Inc.	3491 Mission Oaks Boulevard, Camarillo, California, CA 93011	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	5.94% SOFR + (2.25% /Q)	06/2031		2,822
Inspire Brands, Inc. (Arby’s & Buffalo Wild Wings)	3 Glenlake Pkwy NE, Sandy Springs, GA 30328	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /M)	12/2030		2,808
Mavis Tire Express	100 Hillside Ave, White Plains, NY 10603	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	05/2028		1,868
PetSmart	19601 N. 27th Ave Phoenix, AZ 85027	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	7.73% SOFR + (4.00% /M)	08/2032		3,026
HP PHRG Borrower, LLC	1209 Orange St, Wilmington, DE 19801	Consumer Durables and Apparel	Senior Secured First Lien Term Loan	7.67% SOFR + (4.00% /Q)	02/2032		2,994
Hunter Douglas Holdings UK Limited	Mersey Industrial Estate, Battersea Road, Heaton Mersey, SK4 3EQ, United Kingdom	Consumer Durables and Apparel	Senior Secured First Lien Term Loan	6.92% SOFR + (3.25% /Q)	01/2032		1,749
Varsity Brands	14460 Varsity Brands Way, Farmers Branch, TX 75244	Consumer Durables and Apparel	Senior Secured First Lien Term Loan	6.67% SOFR + (3.00% /S)	08/2031		2,621
Astro Acquisition LLC	16250 Port Northwest Drive, Houston, TX 77041	Consumer Services	Senior Secured First Lien Term Loan	7.12% SOFR + (3.25% /M)	08/2032		1,310
Caesars Entertainment Inc	One Caesars Palace Drive Las Vegas, NV 89109	Consumer Services	Senior Secured First Lien Term Loan	5.97% SOFR + (2.25% /Q)	02/2030		3,188
CPM Holdings, Inc.	2975 Airline Circle, Waterloo, IA 50703	Consumer Services	Senior Secured First Lien Term Loan	8.34% SOFR + (4.50% /Q)	09/2028		1,527
Dave & Buster’s, Inc.	2481 Manana Dr. Dallas, TX 75220	Consumer Services	Senior Secured First Lien Term Loan	7.13% SOFR + (3.25% /Q)	11/2031		1,211
Essential Services Holding Corporation	3416 Robards Ct, Louisville, KY 40218-4544	Consumer Services	Unitranche First Lien Delayed Draw Term Loan	5.75% SOFR + (5.00% /Q)	06/2031		—	(30)
Essential Services Holding Corporation	3416 Robards Ct, Louisville, KY 40218-4544	Consumer Services	Unitranche First Lien Revolver	8.88% SOFR + (5.00% /Q)	06/2030		186	(31)
Essential Services Holding Corporation	3416 Robards Ct, Louisville, KY 40218-4544	Consumer Services	Unitranche First Lien Term Loan	8.88% SOFR + (5.00% /Q)	06/2031		3,792
Golden Nugget Inc (Landry’s)	1510 W. Loop South Houston, TX 77027	Consumer Services	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /M)	01/2029		2,806
J&J Ventures Gaming	1500 S. Raney Street, Effingham, IL 62401	Consumer Services	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /M)	04/2030		3,055
Landscape Workshop LLC	500 Office Park Drive, Suite 310, Birmingham, AL 35223	Consumer Services	Unitranche First Lien Delayed Draw Term Loan	8.67% SOFR + (5.00% /Q)	05/2032		2,619	(32)
Landscape Workshop LLC	500 Office Park Drive, Suite 310, Birmingham, AL 35223	Consumer Services	Unitranche First Lien Revolver	8.67% SOFR + (5.00% /Q)	05/2031		564	(33)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Landscape Workshop LLC	500 Office Park Drive, Suite 310, Birmingham, AL 35223	Consumer Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	05/2032		19,799
Learning Care Group (US) No. 2 Inc.	21333 Haggerty Rd, Novi, Michigan, MI 48375	Consumer Services	Senior Secured First Lien Term Loan	7.86% SOFR + (4.00% /Q)	08/2028		1,838
Marriott Ownership Resorts, Inc.	7812 Palm Pkwy, Orlando, FL 32836	Consumer Services	Senior Secured First Lien Term Loan	5.97% SOFR + (2.25% /Q)	03/2031		2,820
Scientific Games Holdings LP	1500 Bluegrass Lakes Pkwy, Alpharetta, GA 30004	Consumer Services	Senior Secured First Lien Term Loan	6.93% SOFR + (3.00% /Q)	04/2029		2,988
Voyager Parent LLC	9 West 57th Street, 41st Floor, New York, NY 10019	Consumer Services	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	07/2032		2,998
CRS TH Holdings, Corp.	10851 N Black Canyon Highway, Suite 700, Phoenix, AZ 85029	Consumer Services	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	12/2032		(3)	(34)
CRS TH Holdings, Corp.	10851 N Black Canyon Highway, Suite 700, Phoenix, AZ 85029	Consumer Services	Senior Secured First Lien Revolver	5.50% SOFR + (4.75% /Q)	12/2032		(2)	(35)
CRS TH Holdings, Corp.	10851 N Black Canyon Highway, Suite 700, Phoenix, AZ 85029	Consumer Services	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	12/2032		1,365
RWA Wealth Partners, LLC.	85 Wells Avenue, Suite 109, Newton, MA 02459	Diversified Financials	Unitranche First Lien Term Loan	8.63% SOFR + (4.75% /Q)	11/2030		1,687
RWA Wealth Partners, LLC.	85 Wells Avenue, Suite 109, Newton, MA 02459	Diversified Financials	Unitranche First Lien Delayed Draw Term Loan	8.49% SOFR + (4.75% /Q)	11/2030		330	(36)
RWA Wealth Partners, LLC.	85 Wells Avenue, Suite 109, Newton, MA 02459	Diversified Financials	Unitranche First Lien Revolver	5.50% SOFR + (4.75% /Q)	11/2030		—	(37)
Brazos	777 Main Street, Suite 3700, Fort Worth, TX 76102	Energy	Senior Secured First Lien Term Loan	6.27% SOFR + (2.50% /M)	02/2030		1,870
Cornerstone Generation, LLC	40 Beechwood Road, Summit, NJ 07901	Energy	Senior Secured First Lien Term Loan	7.09% SOFR + (3.25% /Q)	10/2031		368
Delek US Holdings, Inc.	7102 Commerce Way, Brentwood, TN 37027	Energy	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	11/2029		1,800
Vistra Zero Operating Company, LLC	6555 Sierra Drive, Irving, TX 75039	Energy	Senior Secured First Lien Term Loan	5.69% SOFR + (2.00% /Q)	04/2031		3,184
Americana Partners LLC	811 Louisiana Street, Suite 2420, Houston, TX 77002	Financial Services	Unitranche First Lien Delayed Draw Term Loan	5.00% SOFR + (4.25% /Q)	05/2031		—	(38)
Americana Partners LLC	811 Louisiana Street, Suite 2420, Houston, TX 77002	Financial Services	Unitranche First Lien Revolver	5.00% SOFR + (4.25% /Q)	05/2031		—	(39)
Americana Partners LLC	811 Louisiana Street, Suite 2420, Houston, TX 77002	Financial Services	Unitranche First Lien Term Loan	7.92% SOFR + (4.25% /Q)	05/2031		650
Aretec Group (Cetera)	2301 Rosecrans Ave., Suite 5100, El Segundo, CA 90245	Financial Services	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	08/2030		1,508
Blackhawk Network Holdings, Inc.	6220 Stoneridge Mall Road, Pleasanton, CA 94588	Financial Services	Senior Secured First Lien Term Loan	7.67% SOFR + (4.00% /Q)	03/2029		2,247

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Camelot US	1500 Spring Garden Street, PA 19130	Financial Services	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /Q)	01/2031		2,818
Cary Street Partners	901 East Byrd Street, Suite 1001, Richmond, VA 23219	Financial Services	Senior Secured First Lien Delayed Draw Term Loan	8.42% SOFR + (4.75% /Q)	05/2031		178	(40)
Cary Street Partners	901 East Byrd Street, Suite 1001, Richmond, VA 23219	Financial Services	Senior Secured First Lien Revolver	5.75% SOFR + (4.75% /Q)	05/2031		—	(41)
Cary Street Partners	901 East Byrd Street, Suite 1001, Richmond, VA 23219	Financial Services	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	05/2031		1,791
Coral-Us Co-Borrower LLC	2711 Centerville Road Suite 400 Wilmington, DE 19808	Financial Services	Senior Secured First Lien Term Loan	7.15% SOFR + (3.25% /Q)	01/2032		3,794
Fortress Intermediate 3 Inc.	1 Pennsylvania Plaza, Suite 2501, New York, NY 10119	Financial Services	Senior Secured First Lien Term Loan	6.78% SOFR + (3.00% /Q)	06/2031		1,873
HPOne	3 Corporate Drive, Suite 300, Shelton, CT 06484	Financial Services	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	08/2031		(8)	(42)
HPOne	3 Corporate Drive, Suite 300, Shelton, CT 06484	Financial Services	Senior Secured First Lien Revolver	5.50% SOFR + (4.75% /Q)	08/2031		(21)	(43)
HPOne	3 Corporate Drive, Suite 300, Shelton, CT 06484	Financial Services	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	08/2031		10,724
Jane Street Group / JSG Finance Inc.	250 Vesey Street, 6th Floor, New York, NY 10281, NY 01281	Financial Services	Senior Secured First Lien Term Loan	5.82% SOFR + (2.00% /Q)	12/2031		3,742
Jump Financial LLC	600 W Chicago Ave, Chicago, IL 60654	Financial Services	Senior Secured First Lien Term Loan	7.17% SOFR + (3.50% /Q)	02/2032		470
Kestra Advisor Services Holdings A, Inc.	5707 Southwest Parkway, Bldg. 2, Ste. 400, Austin, Texas,, TX 78735	Financial Services	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	03/2031		2,444
LBM Acquisition	1000 Corporate Grove Drive, Buffalo Grove, IL 60089	Financial Services	Senior Secured First Lien Term Loan	7.58% SOFR + (3.85% /Q)	05/2034		2,383
Modena Buyer LLC	590 E Middlefield Rd, Mountain View, CA 94043	Financial Services	Senior Secured First Lien Term Loan	8.34% SOFR + (4.50% /Q)	07/2031		2,586
Nexus Buyer LLC	1300 N. 17th Street, Suite 1800, Arlington, VA 22209-3810	Financial Services	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	07/2031		783
Nexus Buyer LLC	1300 N. 17th Street, Suite 1800, Arlington, VA 22209-3810	Financial Services	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /Q)	07/2031		1,974
Numera	4512 Legacy Drive, Ste 100, Plano, TX 75024	Financial Services	Unitranche First Lien Delayed Draw Term Loan	5.75% SOFR + (5.00% /S)	08/2032		(2)	(44)
Numera	4512 Legacy Drive, Ste 100, Plano, TX 75024	Financial Services	Unitranche First Lien Revolver	5.75% SOFR + (5.00% /Q)	08/2032		(1)	(45)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Numera	4512 Legacy Drive, Ste 100, Plano, TX 75024	Financial Services	Unitranche First Lien Term Loan	8.72% SOFR + (5.00% /Q)	08/2032		596
Plano Holdco, Inc.	1209 Orange St, Wilmington, DE 19808	Financial Services	Senior Secured First Lien Term Loan	7.17% SOFR + (3.50% /Q)	10/2031		2,228
Rand Parent, LLC	1 N Lexington Ave, White Plains, NY 10601-1712	Financial Services	Senior Secured First Lien Term Loan	6.67% SOFR + (3.00% /Q)	03/2030		2,822
Savers	11400 S.E. 6th Street, Suite 125, Bellevue, WA 98004	Financial Services	Senior Secured First Lien Term Loan	6.70% SOFR + (3.00% /Q)	09/2032		2,561
Star Parents, Inc.	2318 Windsor Ave, Altadena, CA 91001	Financial Services	Senior Secured First Lien Term Loan	7.67% SOFR + (4.00% /Q)	09/2030		3,055
Summit Acquisition Inc.	One Glenlake Parkway, Suite 1075, Atlanta, GA 30328	Financial Services	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	10/2031		853
Tropolis Holdings LLC	206 E Huron Street, Suite 105, Ann Arbor, MI 48104	Financial Services	Senior Secured First Lien Delayed Draw Term Loan	8.54% SOFR + (4.75% /Q)	02/2031		179	(46)
UHY Advisors , Inc.	27725 Stansbury Blvd, Suite 385, Farmington Hills, MI 48334	Financial Services	Unitranche First Lien Term Loan	8.57% SOFR + (4.75% /Q)	11/2031		1,762
UHY Advisors , Inc.	27725 Stansbury Blvd, Suite 385, Farmington Hills, MI 48334	Financial Services	Unitranche First Lien Delayed Draw Term Loan	8.42% SOFR + (4.75% /Q)	11/2031		212	(47)
UHY Advisors , Inc.	27725 Stansbury Blvd, Suite 385, Farmington Hills, MI 48334	Financial Services	Unitranche First Lien Revolver	8.42% SOFR + (4.75% /Q)	11/2031		130	(48)
Vrs Buyer Inc.	121 W Election Road, Suite 130, Draper, UT 84020	Financial Services	Senior Secured First Lien Delayed Draw Term Loan	3.50% SOFR + (3.50% /M)	10/2032		—	(49)
Vrs Buyer Inc.	121 W Election Road, Suite 130, Draper, UT 84020	Financial Services	Senior Secured First Lien Term Loan	7.24% SOFR + (3.50% /M)	10/2032		607
White Cap Supply Holdings, LLC	6250 Brook Hollow Parkway, Norcross, GA 30071	Financial Services	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /Q)	10/2029		2,813
Chicago US Midco III LP	4140 W Victoria St 1st, Chicago, IL 60646	Financial Services	Senior Secured First Lien Delayed Draw Term Loan	2.25% SOFR + (2.25% /M)	10/2032		1	(50)
Chicago US Midco III LP	4140 W Victoria St 1st, Chicago, IL 60646	Financial Services	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /M)	10/2032		2,446
Jefferies Finance LLC	520 Madison Avenue, New York, NY 10022	Financial Services	Senior Secured First Lien Term Loan	6.50% SOFR + (2.75% /Q)	10/2031		3,188
Aspire Bakeries Holdings LLC	6701 Center Dr W, Suite 850, Los Angeles, CA 90045	Food, Beverage and Tobacco	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	12/2030		450
Primary Products	20 North Martingale Road, Suite 350, Schaumburg, IL 60173	Food, Beverage and Tobacco	Senior Secured First Lien Term Loan	7.19% SOFR + (3.25% /Q)	04/2029		1,559
1-800 Contacts (CNT Holdings I Corp)	66 E. Wadsworth Park Dr., 3rd Fl. Draper, UT 84020	Health Care Equipment and Services	Senior Secured First Lien Term Loan	6.09% SOFR + (2.25% /Q)	11/2032		2,803
Admi Corp.	800 W Fulton Market, Chicago, IL 60607	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.58% SOFR + (3.86% /Q)	12/2027		1,505

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Admi Corp.	800 W Fulton Market, Chicago, IL 60607	Health Care Equipment and Services	Senior Secured First Lien Term Loan	9.47% SOFR + (5.75% /Q)	12/2027		497
Agiliti Health, Inc.	11095 Viking Dr Suite 300, Eden Prairie, MN 55344-7219	Health Care Equipment and Services	Senior Secured First Lien Term Loan	6.86% SOFR + (3.00% /Q)	05/2030		1,970
Amneal Pharmaceuticals LLC	400 Crossing Boulevard, Bridgewater, NJ 08807	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	08/2032		1,007
Angels of Care	7300 State Highway 121, Suite 250, McKinney, TX 75070	Health Care Equipment and Services	Senior Secured First Lien Term Loan	9.22% SOFR + (5.50% /Q)	02/2030		3,684
Angels of Care	7300 State Highway 121, Suite 250, McKinney, TX 75070	Health Care Equipment and Services	Senior Secured First Lien Revolver	6.50% SOFR + (5.50% /Q)	02/2030		—	(51)
Angels of Care	7300 State Highway 121, Suite 250, McKinney, TX 75070	Health Care Equipment and Services	Senior Secured First Lien Delayed Draw Term Loan	9.43% SOFR + (5.50% /Q)	02/2030		273	(52)
Arrow Management Acquisition, LLC	187 North Church Street, Suite 201, Spartanburg, SC 29306	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	5.75% SOFR + (5.00% /Q)	07/2032		89	(53)
Arrow Management Acquisition, LLC	187 North Church Street, Suite 201, Spartanburg, SC 29306	Health Care Equipment and Services	Unitranche First Lien Revolver	8.67% SOFR + (5.00% /Q)	07/2032		779	(54)
Arrow Management Acquisition, LLC	187 North Church Street, Suite 201, Spartanburg, SC 29306	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	07/2032		19,488
Avalign Technologies, Inc.	10275 West Higgins Road, Suite 920, Rosemont, IL 60018	Health Care Equipment and Services	Unitranche First Lien Revolver	10.22% SOFR + (6.50% /Q)	12/2028		380	(55)
Avalign Technologies, Inc.	10275 West Higgins Road, Suite 920, Rosemont, IL 60018	Health Care Equipment and Services	Unitranche First Lien Term Loan	11.07% SOFR + (3.63% /Q)	12/2028		6,746
Bristol Hospice	206 North 2100 West, Suite 202, Salt Lake City, UT 84116	Health Care Equipment and Services	Unitranche First Lien Revolver	5.75% SOFR + (5.00% /M)	08/2032		—	(56)
Bristol Hospice	206 North 2100 West, Suite 202, Salt Lake City, UT 84116	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.62% SOFR + (5.00% /M)	08/2032		24,724
BVI Medical Inc.	303 Wyman Street, Suite 350, Hobbs Brook Office Park, Waltham, MA 02451	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	10.13% SOFR + (1.25% /Q)	03/2032		124	(57)
BVI Medical Inc.	303 Wyman Street, Suite 350, Hobbs Brook Office Park, Waltham, MA 02451	Health Care Equipment and Services	Unitranche First Lien Revolver	7.00% SOFR + (1.25% /Q)	03/2032		(9)	(58)
BVI Medical Inc.	303 Wyman Street, Suite 350, Hobbs Brook Office Park, Waltham, MA 02451	Health Care Equipment and Services	Unitranche First Lien Term Loan	9.97% SOFR + (1.25% /Q)	03/2032		8,375

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Cvet Midco 2, L.P.	1209 Orange St, Wilmington, DE 19801	Health Care Equipment and Services	Senior Secured First Lien Term Loan	8.67% SOFR + (5.00% /Q)	10/2029		1,889
Embecta Corp.	300 Kimball Drive, Suite 300, Parsippany-Troy Hills, NJ 07054	Health Care Equipment and Services	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	03/2029		2,422
Global Medical Response Inc.	6363 S Fiddlers Green Cir, 14th floor, Greenwood Village, CO, United, CO 80111	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.38% SOFR + (3.50% /Q)	10/2032		2,011
HAH Group Holding Company	33 S State St, # 500, Chicago, IL 60603-2804	Health Care Equipment and Services	Senior Secured First Lien Term Loan	8.72% SOFR + (5.00% /Q)	09/2031		2,038
Hanger, Inc.	10910 Domain Drive, Suite 300, Austin, TX 78758	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	10/2031		1,761
Hanger, Inc.	10910 Domain Drive, Suite 300, Austin, TX 78758	Health Care Equipment and Services	Senior Secured First Lien Delayed Draw Term Loan	7.22% SOFR + (3.50% /Q)	10/2031		135	(59)
Headlands Buyer, Inc.	130 John F Kennedy Drive, Suite 203, Lake Worth, FL 33462	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	5.75% SOFR + (4.75% /Q)	09/2032		4	(60)
Headlands Buyer, Inc.	130 John F Kennedy Drive, Suite 203, Lake Worth, FL 33462	Health Care Equipment and Services	Unitranche First Lien Revolver	5.75% SOFR + (4.75% /Q)	09/2032		—	(61)
Headlands Buyer, Inc.	130 John F Kennedy Drive, Suite 203, Lake Worth, FL 33462	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.74% SOFR + (4.75% /M)	09/2032		6,789
Heartland Dental LLC	1200 Network Centre Dr, Effingham, IL 62401	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /S)	08/2032		1,414
IVX Health Merger Sub, Inc.	214 Centerview Drive, Suite 250, Brentwood, TN 37027	Health Care Equipment and Services	Unsecured Debt	13.50% SOFR + (0.00% /Q)	06/2031		3,633
IVX Health Merger Sub, Inc.	214 Centerview Drive, Suite 250, Brentwood, TN 37027	Health Care Equipment and Services	Unitranche First Lien Revolver	6.00% SOFR + (5.00% /Q)	06/2030		—	(62)
IVX Health Merger Sub, Inc.	214 Centerview Drive, Suite 250, Brentwood, TN 37027	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	06/2030		6,827
Laseraway Intermediate Holdings II, LLC	307 S. Robertson Blvd, Beverly Hills, CA 90211	Health Care Equipment and Services	Senior Secured First Lien Term Loan	9.89% SOFR + (6.01% /Q)	10/2027		5,176
LifePoint Health Inc.	330 Seven Springs Way, Brentwood, TN 37027	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.65% SOFR + (3.75% /Q)	11/2028		2,998
LifePoint Health Inc.	330 Seven Springs Way, Brentwood, TN 37027	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.19% SOFR + (3.50% /Q)	05/2031		1,870
LTC Ally Inc.	100 Boulevard of the Americas, Lakewood, NJ 08701	Health Care Equipment and Services	Senior Secured First Lien Revolver	4.75% SOFR + (3.75% /Q)	04/2031		—	(63)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
LTC Ally Inc.	100 Boulevard of the Americas, Lakewood, NJ 08701	Health Care Equipment and Services	Senior Secured First Lien Term Loan	8.73% SOFR + (4.75% /Q)	04/2031		2,786
MB2 Dental	2403 Lacy Lane, Carrollton, TX 75006	Health Care Equipment and Services	Unitranche First Lien Term Loan	9.22% SOFR + (5.50% /Q)	02/2031		5,502
MB2 Dental	2403 Lacy Lane, Carrollton, TX 75006	Health Care Equipment and Services	Unitranche First Lien Revolver	9.22% SOFR + (5.50% /Q)	02/2031		69	(64)
MB2 Dental	2403 Lacy Lane, Carrollton, TX 75006	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	9.22% SOFR + (5.50% /Q)	02/2031		1,003
MB2 Dental	2403 Lacy Lane, Carrollton, TX 75006	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	9.22% SOFR + (5.50% /Q)	02/2031		797
Medical Review Institute of America	2875 South Decker Lake Drive, Suite 300, Salt Lake City, UT 84119	Health Care Equipment and Services	Unitranche First Lien Revolver	10.75% SOFR + (4.00% /Q)	07/2030		48	(65)
Medical Review Institute of America	2875 South Decker Lake Drive, Suite 300, Salt Lake City, UT 84119	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	07/2030		5,515
Net Health Acquisition Corp.	40 24th Street, 3rd Floor, Pittsburgh, PA 15222	Health Care Equipment and Services	Unitranche First Lien Revolver	5.50% SOFR + (4.75% /Q)	07/2031		(3)	(66)
Net Health Acquisition Corp.	40 24th Street, 3rd Floor, Pittsburgh, PA 15222	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.47% SOFR + (4.75% /Q)	07/2031		8,754
Net Health Acquisition Corp.	40 24th Street, 3rd Floor, Pittsburgh, PA 15222	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.47% SOFR + (4.75% /M)	07/2031		2,933
Organon & Co.	30 Hudson Street Floors 32-34, Jersey City, NJ 07302	Health Care Equipment and Services	Senior Secured First Lien Term Loan	5.97% SOFR + (2.25% /Q)	05/2031		2,821
Outcomes Group Holding Inc.	1277 Treat Boulevard, Suite 800, Walnut Creek, CA 94597	Health Care Equipment and Services	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	05/2031		2,005
Owens & Minor, Inc.	P.O. Box 27626 Richmond, VA 23261-7626	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	03/2029		1,959
Premier Care Dental Management, LLC	3333 New Hyde Park Road, Suite 304, New Hyde Park, NY 11042	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	8.72% SOFR + (5.00% /Q)	08/2028		4,981	(67)
Team Health Holdings Inc.	265 Brookview Centre Way, Suite 400, Knoxville, TN 37919	Health Care Equipment and Services	Senior Secured First Lien Term Loan	8.34% SOFR + (4.50% /Q)	06/2028		730
Viant Medical Holdings, Inc.	68 Mill Road, Brimfield, MA 01010	Health Care Equipment and Services	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /Q)	10/2031		1,427
WCT Group Holdings, LLC	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	8.47% SOFR + (4.75% /Q)	12/2029		1,890	(68)
WCT Group Holdings, LLC	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709	Health Care Equipment and Services	Unitranche First Lien Revolver	5.75% SOFR + (4.75% /Q)	12/2029		(1)	(69)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
National Mentor Holdings, Inc.	6600 France Avenue South, Suite 350, Edina, MN 55435	Health Care Equipment and Services	Senior Secured First Lien Delayed Draw Term Loan	6.00% SOFR + (6.00% /M)	12/2030		1	(70)
National Mentor Holdings, Inc.	6600 France Avenue South, Suite 350, Edina, MN 55435	Health Care Equipment and Services	Senior Secured First Lien Term Loan	9.72% SOFR + (6.00% /M)	12/2030		863
Acrisure, LLC	3410 Belle Chase Way, Suite 600, Lansing, MI 48911	Insurance	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	11/2030		2,799
Alliant Holdings Intermediate LLC	1301 Dove St Ste 200 Newport Beach, CA 92660-2436	Insurance	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /M)	09/2031		2,807
AmWINS Group, Inc.	4725 Piedmont Row Drive, Charlotte, NC 02760	Insurance	Senior Secured First Lien Term Loan	5.97% SOFR + (2.25% /M)	01/2032		3,004
King Risk Partners LLC	643 SW 4th Avenue, Suite 210, Gainesville, FL 32601	Insurance	Unitranche First Lien Term Loan	8.22% SOFR + (4.50% /M)	04/2031		2,264
King Risk Partners LLC	643 SW 4th Avenue, Suite 210, Gainesville, FL 32601	Insurance	Unitranche First Lien Delayed Draw Term Loan	8.22% SOFR + (4.50% /Q)	04/2031		1,243	(71)
King Risk Partners LLC	643 SW 4th Avenue, Suite 210, Gainesville, FL 32601	Insurance	Unitranche First Lien Revolver	5.50% SOFR + (4.50% /M)	04/2031		—	(72)
Onedigital Borrower LLC	200 Galleria Parkway, Suite 1950, Atlanta, GA 30339	Insurance	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	07/2031		1,598
The Hilb Group, LLC	6802 Paragon Place, Suite 200, Richmond, VA 23230	Insurance	Unitranche First Lien Delayed Draw Term Loan	8.47% SOFR + (4.75% /Q)	10/2031		374	(73)
The Hilb Group, LLC	6802 Paragon Place, Suite 200, Richmond, VA 23230	Insurance	Unitranche First Lien Revolver	8.47% SOFR + (4.75% /Q)	10/2031		81	(74)
The Hilb Group, LLC	6802 Paragon Place, Suite 200, Richmond, VA 23230	Insurance	Unitranche First Lien Term Loan	8.47% SOFR + (4.75% /Q)	10/2031		5,891
Tropolis Holdings LLC	206 E Huron Street, Suite 105, Ann Arbor, MI 48104	Insurance	Senior Secured First Lien Delayed Draw Term Loan	8.17% SOFR + (4.50% /Q)	02/2031		549
Tropolis Holdings LLC	206 E Huron Street, Suite 105, Ann Arbor, MI 48104	Insurance	Senior Secured First Lien Revolver	5.50% SOFR + (4.50% /Q)	02/2031		—	(75)
Tropolis Holdings LLC	206 E Huron Street, Suite 105, Ann Arbor, MI 48104	Insurance	Senior Secured First Lien Term Loan	8.17% SOFR + (4.50% /Q)	02/2031		347
Verscend Holding Corp (Cotiviti)	1 Glenlake Parkway NE, Suite 1400, Atlanta, GA 30328	Insurance	Senior Secured First Lien Term Loan	6.62% SOFR + (2.75% /Q)	05/2031		2,787
Berlin Packaging L.L.C.	525 West Monroe Street, Chicago, IL 60661	Materials	Senior Secured First Lien Term Loan	7.12% SOFR + (3.25% /Q)	06/2031		1,752
Chemours	1007 Market St, Wilmington, DE 19801	Materials	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /M)	10/2032		2,879
Clydesdale Acquisition Holdings, Inc.	3436 Toringdon Way, Suite 100, Charlotte, NC 28277	Materials	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /Q)	04/2032		2,599

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Cornerstone	1601 Cloverfield Blvd., Suite 600S, Santa Monica, CA 90404	Materials	Senior Secured First Lien Term Loan	8.25% SOFR + (4.50% /Q)	05/2031		1,646
Discovery Purchaser Corporation	1209 Orange St, Wilmington, DE 19801	Materials	Senior Secured First Lien Term Loan	7.61% SOFR + (3.75% /Q)	10/2029		2,177
Hexion Holdings Corporation	180 East Broad Street, Columbus, OH 73215-3707	Materials	Senior Secured First Lien Term Loan	7.73% SOFR + (4.00% /Q)	03/2029		1,738
Kodiak BP, LLC	9780 Mount Pyramid Ct, Suite 300, Englewood, CO 80112	Materials	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	12/2031		2,067
LTI Holdings, Inc.	5960 Inglewood Drive, Suite 125, Pleasanton, CA 94588	Materials	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	07/2029		1,325
Lummus Technology Holdings V LLC	5825 North Sam Houston Parkway, Suite 540, Houston, TX 77086	Materials	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /Q)	12/2029		2,814
Mauser Packaging Solutions Holding Co (BWAY)	1515 22nd Street, Suite 1100, Oak Brook, IL 60523	Materials	Senior Secured First Lien Term Loan	7.19% SOFR + (3.50% /M)	04/2030		2,781
MI Windows & Doors (Miter)	650 W Market Street, Gratz, PA 17030	Materials	Senior Secured First Lien Term Loan	6.47% SOFR + (2.75% /M)	03/2031		1,874
Olympus Water US Holding Corp.	360 North Crescent Drive, South Building, Beverly Hills, CA 90210	Materials	Senior Secured First Lien Term Loan	6.92% SOFR + (3.25% /Q)	07/2032		1,682
Online Labels Group, LLC	2021 E. Lake Mary Blvd., Sanford, FL 32773	Materials	Senior Secured First Lien Revolver	6.25% SOFR + (5.25% /Q)	12/2029		—	(76)
Online Labels Group, LLC	2021 E. Lake Mary Blvd., Sanford, FL 32773	Materials	Senior Secured First Lien Delayed Draw Term Loan	8.92% SOFR + (5.25% /Q)	12/2029		87	(77)
Online Labels Group, LLC	2021 E. Lake Mary Blvd., Sanford, FL 32773	Materials	Senior Secured First Lien Delayed Draw Term Loan	6.25% SOFR + (5.25% /Q)	12/2029		—	(78)
Online Labels Group, LLC	2021 E. Lake Mary Blvd., Sanford, FL 32773	Materials	Senior Secured First Lien Term Loan	8.92% SOFR + (5.25% /Q)	12/2029		1,421
Oscar Acquisitionco, LLC	850 New Burton Road, Suite 201, Dover, DE 19904	Materials	Senior Secured First Lien Term Loan	7.92% SOFR + (4.25% /Q)	04/2029		1,335
Pegasus Steel	7272 Wisconsin Avenue, 15th Floor, Bethesda, MD 20814	Materials	Senior Secured First Lien Term Loan	8.75% SOFR + (4.75% /Q)	01/2031		1,529
Pegasus Steel	7272 Wisconsin Avenue, 15th Floor, Bethesda, MD 20814	Materials	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /Q)	01/2031		879
Pegasus Steel	7272 Wisconsin Avenue, 15th Floor, Bethesda, MD 20814	Materials	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	01/2031		(2)	(79)
Pegasus Steel	7272 Wisconsin Avenue, 15th Floor, Bethesda, MD 20814	Materials	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	01/2031		(1)	(80)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Pegasus Steel	7272 Wisconsin Avenue, 15th Floor, Bethesda, MD 20814	Materials	Senior Secured First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	01/2031		(2)	(81)
Plastipak Packaging Inc.	41605 Ann Arbor Road, Plymouth, MI 48170	Materials	Senior Secured First Lien Term Loan	6.19% SOFR + (2.50% /M)	09/2032		2,818
Plaze Inc.	2651 Warrenville Road, Downers Grove, IL 60515	Materials	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	08/2026		678
Quikrete Holdings, Inc.	5 Concourse Parkway, Suite 1900, Atlanta, GA 30328	Materials	Senior Secured First Lien Term Loan	5.94% SOFR + (2.25% /Q)	03/2029		2,806
Tiger Acquisition LLC	PO Box 658, Sioux City, US-IA,, US, IA 51102	Materials	Senior Secured First Lien Term Loan	6.23% SOFR + (2.50% /Q)	08/2032		563
Univar / Windsor Holdings III, LLC	3075 Highland Parkway Ste 200, Downers Grove, IL 60515	Materials	Senior Secured First Lien Term Loan	6.47% SOFR + (2.75% /Q)	08/2030		1,401
USALCO	2601 Cannery Avenue, Baltimore, MD 21226	Materials	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	09/2031		1,708
USALCO	2601 Cannery Avenue, Baltimore, MD 21226	Materials	Senior Secured First Lien Delayed Draw Term Loan	4.00% SOFR + (3.50% /Q)	09/2031		1	(82)
Wilsonart International Holdings LLC	13413 Galleria Circle, Suite 200, Austin, TX 78738	Materials	Senior Secured First Lien Term Loan	7.92% SOFR + (4.25% /Q)	08/2031		2,828
Arches Buyer Inc.	1300 W Traverse Parkway, Lehi, UT 84043	Media and Entertainment	Senior Secured First Lien Term Loan	7.07% SOFR + (3.35% /Q)	12/2027		1,991
Cengage Learning , Inc.	10650 Toebben Drive, Suite A, Independence, KY 41051	Media and Entertainment	Senior Secured First Lien Term Loan	7.19% SOFR + (3.50% /Q)	03/2031		2,266
GoodRx	2701 Olympic Blvd, Santa Monica, CA 90404	Media and Entertainment	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	07/2029		510
Kingpin Intermediate Holdings LLC	1209 Orange St, Wilmington, DE 19801	Media and Entertainment	Senior Secured First Lien Term Loan	6.97% SOFR + (3.25% /M)	09/2032		2,859
Knot Worldwide Inc.	2 Wisconsin Circle, 3rd Floor, Chevy Chase, MD 20815	Media and Entertainment	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	01/2028		1,252
Recess Holdings, Inc.	34 Howard Street, 4th Floor, New York, NY 10003	Media and Entertainment	Senior Secured First Lien Term Loan	7.62% SOFR + (3.75% /Q)	02/2030		1,872
Univision Communications Inc.	5999 Center Dr, Los Angeles, CA 90045-8991	Media and Entertainment	Senior Secured First Lien Term Loan	7.92% SOFR + (4.25% /Q)	06/2029		2,041
Versant Media Group Inc.	900 Sylvan Avenue, Englewood Cliffs, NJ 07632	Media and Entertainment	Senior Secured First Lien Term Loan	7.19% SOFR + (3.50% /M)	10/2030		2,804
Virgin Media Bristol LLC	700 Waterside Dr, Bristol, England, United Kingdom	Media and Entertainment	Senior Secured First Lien Term Loan	7.05% SOFR + (3.28% /Q)	03/2031		4,327
Endo Finance Holdings, Inc.	1209 Orange St, Wilmington, DE 19801	Pharmaceuticals, Biotechnology and Life Sciences	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /Q)	04/2031		2,561
Nephron Pharmaceuticals LLC	4500 12th Street Extension, West Columbia, SC 29172	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien - Last Out Term Loan	13.19% SOFR + (9.20% /Q)	12/2027		2,462

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
RN Enterprises, LLC	3697 CROWN POINT CT, Suite 1, JACKSONVILLE, FL 32257	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Delayed Draw Term Loan	8.97% SOFR + (5.00% /Q)	10/2031		174	(83)
RN Enterprises, LLC	3697 CROWN POINT CT, Suite 1, JACKSONVILLE, FL 32257	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Revolver	8.81% SOFR + (5.00% /Q)	10/2031		116	(84)
RN Enterprises, LLC	3697 CROWN POINT CT, Suite 1, JACKSONVILLE, FL 32257	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Term Loan	9.02% SOFR + (5.25% /Q)	10/2031		5,432
RN Enterprises, LLC	3697 CROWN POINT CT, Suite 1, JACKSONVILLE, FL 32257	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Term Loan	8.77% SOFR + (5.00% /Q)	10/2031		692
WCG Intermediate Corp.	212 Carnegie Center Dr # 301, Princeton, NJ 08540	Pharmaceuticals, Biotechnology and Life Sciences	Senior Secured First Lien Term Loan	6.72% SOFR + (3.00% /Q)	02/2032		1,997
WCT Group Holdings, LLC	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Revolver	5.50% SOFR + (4.75% /Q)	12/2029		(2)	(85)
WCT Group Holdings, LLC	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Term Loan	8.47% SOFR + (4.75% /Q)	12/2029		3,291
Parexel International Corp.	Suite 1000, 541 Church at North Hills Street, Raleigh, North Carolina, 27609	Pharmaceuticals, Biotechnology and Life Sciences	Senior Secured First Lien Term Loan	6.47% SOFR + (2.75% /M)	12/2031		2,281
CP Atlas Buyer Inc	1521 NORTH COOPER, SUITE 500, Arlington, TX 76011	Real Estate Management and Development	Senior Secured First Lien Term Loan	8.97% SOFR + (5.25% /Q)	07/2030		2,264
Cushman & Wakefield US Borrower LLC	225 West Wacker Drive, Suite 3000, Chicago, IL 60606	Real Estate Management and Development	Senior Secured First Lien Term Loan	6.47% SOFR + (2.75% /Q)	01/2030		749
Deep Blue Operating I LLC	825 Town And Country Ln, Houston, TX 77024-2326	Real Estate Management and Development	Senior Secured First Lien Term Loan	6.59% SOFR + (2.75% /M)	10/2032		752
Asurion, LLC	200 Gibraltar Road, Nashville, TN 37211	Software and Services	Senior Secured First Lien Term Loan	8.07% SOFR + (4.35% /Q)	08/2028		2,544
Asurion, LLC	200 Gibraltar Road, Nashville, TN 37211	Software and Services	Senior Secured First Lien Term Loan	9.08% SOFR + (5.36% /Q)	01/2029		530
Bonterra LLC	10801-2 N MoPac Expressway, Suite 300, Austin, TX 78759	Software and Services	Unitranche First Lien Delayed Draw Term Loan	8.94% SOFR + (5.00% /Q)	03/2032		1,340
Bonterra LLC	10801-2 N MoPac Expressway, Suite 300, Austin, TX 78759	Software and Services	Unitranche First Lien Revolver	8.69% SOFR + (5.00% /Q)	03/2032		194	(86)
Bonterra LLC	10801-2 N MoPac Expressway, Suite 300, Austin, TX 78759	Software and Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	03/2032		12,334

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Bonterra LLC	10801-2 N MoPac Expressway, Suite 300, Austin, TX 78759	Software and Services	Unitranche First Lien Delayed Draw Term Loan	8.69% SOFR + (4.75% /Q)	03/2032		1,358	(87)
C-4 Analytics	701 Edgewater Drive, Suite 300 Wakefield, MA 01880	Software and Services	Senior Secured First Lien Term Loan	8.82% SOFR + (5.00% /Q)	05/2030		7,289
C-4 Analytics	701 Edgewater Drive, Suite 300 Wakefield, MA 01880	Software and Services	Senior Secured First Lien Revolver	8.82% SOFR + (5.00% /Q)	05/2030		225	(88)
C-4 Analytics	701 Edgewater Drive, Suite 300 Wakefield, MA 01880	Software and Services	Senior Secured First Lien Delayed Draw Term Loan	6.00% SOFR + (5.00% /Q)	05/2030		—	(89)
CallRevu, LLC	215 Washington Avenue, Suite 410, Towson, MD 21204	Software and Services	Unitranche First Lien Revolver	5.50% SOFR + (4.75% /Q)	10/2032		—	(90)
CallRevu, LLC	215 Washington Avenue, Suite 410, Towson, MD 21204	Software and Services	Unitranche First Lien Term Loan	8.42% SOFR + (4.75% /Q)	10/2032		174
Concord III, LLC	2025 First Avenue, Ste. 800 Seattle, WA 98121	Software and Services	Unitranche First Lien Revolver	9.92% SOFR + (6.25% /Q)	12/2028		244	(91)
Concord III, LLC	2025 First Avenue, Ste. 800 Seattle, WA 98121	Software and Services	Unitranche First Lien Term Loan	9.67% SOFR + (6.00% /Q)	12/2028		5,576
Concord III, LLC	2025 First Avenue, Ste. 800 Seattle, WA 98121	Software and Services	Unitranche First Lien Term Loan	9.92% SOFR + (6.25% /Q)	12/2028		297
Concord III, LLC	2025 First Avenue, Ste. 800 Seattle, WA 98121	Software and Services	Unitranche First Lien Term Loan	10.25% SOFR + (6.25% /Q)	12/2028		1,696
DS Admiral	235 E. Palmer Street, Franklin, NC 28734	Software and Services	Senior Secured First Lien Term Loan	7.92% SOFR + (4.25% /Q)	06/2031		2,017
Ensono	3333 Finley Road, Downers Grove, IL 60515	Software and Services	Senior Secured First Lien Term Loan	7.83% SOFR + (4.11% /Q)	05/2028		1,597
Evergreen IX Borrower 2023, LLC	301 Commerce Street, Suite 3300, Fort Worth, TX 76102	Software and Services	Unitranche First Lien Revolver	5.50% SOFR + (4.75% /Q)	09/2029		—	(92)
Evergreen IX Borrower 2023, LLC	301 Commerce Street, Suite 3300, Fort Worth, TX 76102	Software and Services	Unitranche First Lien Term Loan	8.42% SOFR + (4.75% /Q)	09/2030		4,410
Evergreen IX Borrower 2023, LLC	301 Commerce Street, Suite 3300, Fort Worth, TX 76102	Software and Services	Unitranche First Lien Term Loan	8.42% SOFR + (4.75% /Q)	09/2030		4,938
Granicus, Inc.	408 Saint Peter St., Suite 600, Saint Paul, MN 55102	Software and Services	Unitranche First Lien Delayed Draw Term Loan	9.59% SOFR + (3.50% /Q)	01/2031		1,026
Granicus, Inc.	408 Saint Peter St., Suite 600, Saint Paul, MN 55102	Software and Services	Unitranche First Lien Revolver	5.25% SOFR + (2.00% /Q)	01/2031		(22)	(93)
Granicus, Inc.	408 Saint Peter St., Suite 600, Saint Paul, MN 55102	Software and Services	Unitranche First Lien Term Loan	9.59% SOFR + (3.50% /Q)	01/2031		3,972
Granicus, Inc.	408 Saint Peter St., Suite 600, Saint Paul, MN 55102	Software and Services	Unitranche First Lien Delayed Draw Term Loan	9.56% SOFR + (3.50% /Q)	01/2031		2	(94)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Imagine Learning LLC	100 S Mill Ave., Suite 1700, Tempe, AZ 85281	Software and Services	Senior Secured First Lien Term Loan	7.22% SOFR + (3.50% /Q)	12/2029		1,134
Marlabs	115 Broadway, 19th Floor, New York, NY 10006	Software and Services	Senior Secured First Lien Delayed Draw Term Loan	5.75% SOFR + (4.75% /Q)	08/2030		—	(95)
Marlabs	115 Broadway, 19th Floor, New York, NY 10006	Software and Services	Senior Secured First Lien Revolver	8.57% SOFR + (4.75% /Q)	08/2030		67	(96)
Marlabs	115 Broadway, 19th Floor, New York, NY 10006	Software and Services	Senior Secured First Lien Term Loan	8.42% SOFR + (4.75% /M)	08/2030		3,292
Medicus IT	100 North Point Center E, Suite 150, Alpharetta, GA 30022	Software and Services	Unitranche First Lien Delayed Draw Term Loan	5.50% SOFR + (4.75% /Q)	07/2031		—	(97)
Medicus IT	100 North Point Center E, Suite 150, Alpharetta, GA 30022	Software and Services	Unitranche First Lien Revolver	11.50% SOFR + (4.75% /Q)	07/2031		83	(98)
Medicus IT	100 North Point Center E, Suite 150, Alpharetta, GA 30022	Software and Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	07/2031		6,070
Medicus IT	100 North Point Center E, Suite 150, Alpharetta, GA 30022	Software and Services	Unitranche First Lien Delayed Draw Term Loan	5.75% SOFR + (5.00% /Q)	06/2032		—	(99)
Medicus IT	100 North Point Center E, Suite 150, Alpharetta, GA 30022	Software and Services	Unitranche First Lien Revolver	11.75% SOFR + (5.00% /Q)	06/2032		66	(100)
Medicus IT	100 North Point Center E, Suite 150, Alpharetta, GA 30022	Software and Services	Unitranche First Lien Term Loan	8.67% SOFR + (5.00% /Q)	06/2032		11,387
Mermaid Bidco Inc.	251 Little Falls Drive, Wilmington, DE 19808	Software and Services	Senior Secured First Lien Term Loan	7.15% SOFR + (3.25% /Q)	07/2031		752
Milano Acquisition Corp (Gainwell)	5615 High Point Dr, Irving, TX 75038	Software and Services	Senior Secured First Lien Term Loan	7.77% SOFR + (4.10% /Q)	10/2027		2,438
Planview Parents, Inc.	12301 Research Boulevard, Building V, Suite 400, Austin, TX 78759	Software and Services	Senior Secured First Lien Term Loan	7.17% SOFR + (3.50% /Q)	12/2027		2,465
Rightworks LLC	14 Hampshire Drive, Hudson, NH 03051	Software and Services	Unitranche First Lien Revolver	8.72% SOFR + (5.00% /Q)	05/2029		165	(101)
Rightworks LLC	14 Hampshire Drive, Hudson, NH 03051	Software and Services	Unitranche First Lien Term Loan	8.72% SOFR + (5.00% /Q)	05/2029		11,440
Rocket Software	77 4th Avenue, Waltham, MA 02451	Software and Services	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	11/2028		2,806
Security Risk Advisors Intl, LLC	1600 Market Street, Suite 3000, Philadelphia, PA 19103	Software and Services	Unitranche First Lien Delayed Draw Term Loan	5.25% SOFR + (4.50% /Q)	09/2031		(5)	(102)
Security Risk Advisors Intl, LLC	1600 Market Street, Suite 3000, Philadelphia, PA 19103	Software and Services	Unitranche First Lien Revolver	8.49% SOFR + (4.50% /Q)	09/2031		63	(103)
Security Risk Advisors Intl, LLC	1600 Market Street, Suite 3000, Philadelphia, PA 19103	Software and Services	Unitranche First Lien Term Loan	8.49% SOFR + (4.50% /Q)	09/2031		3,822

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Skopima Consilio Parent LLC	1828 L Street NW, Suite 1070, Washington, District of Columbia, DC 20036	Software and Services	Senior Secured First Lien Term Loan	7.47% SOFR + (3.75% /Q)	05/2028		2,084
SMX Group, LLC	44150 Smartronix Way, Hollywood, MD 20636	Software and Services	Senior Secured First Lien Term Loan	8.22% SOFR + (4.50% /Q)	02/2032		5,344
Asurion, LLC	200 Gibraltar Road, Nashville, TN 37211	Software and Services	Senior Secured First Lien Term Loan	7.94% SOFR + (4.25% /Q)	09/2030		998
CCI Buyer, Inc.	9363 E Bahia Drive, Scottsdale, AZ 85260	Telecommunication Services	Unitranche First Lien Revolver	5.75% SOFR + (5.00% /Q)	05/2032		5	(104)
CCI Buyer, Inc.	9363 E Bahia Drive, Scottsdale, AZ 85260	Telecommunication Services	Unitranche First Lien Term Loan	9.00% SOFR + (5.00% /Q)	05/2032		28,323
UPC (Sunrise Financing PARTNERSHIP)	251 Little Falls Drive, Wilmington, DE 19808	Telecommunication Services	Senior Secured First Lien Term Loan	6.19% SOFR + (2.50% /Q)	03/2032		2,818
Windstream Services LLC	4001 North Rodney Parham Road, Little Rock, AR 72212	Telecommunication Services	Senior Secured First Lien Term Loan	7.72% SOFR + (4.00% /Q)	09/2032		3,085
Air Transport Services Group (Stonepeak Nile)	45 Hunter Drive, Wilmington, OH 45177	Transportation	Senior Secured First Lien Term Loan	6.16% SOFR + (2.25% /Q)	04/2032		2,809
AIT Worldwide Logistics Holdings, Inc.	2 Pierce Place, Itasca, IL 60143	Transportation	Senior Secured First Lien Term Loan	7.89% SOFR + (4.00% /Q)	04/2030		1,874
American Airlines Inc.	1 Skyview Drive, Fort Worth, TX 76155	Transportation	Senior Secured First Lien Term Loan	5.94% SOFR + (2.25% /Q)	06/2029		2,789
American Axle & Manufacturing Inc.	One Dauch Drive, Detroit, MI 48211	Transportation	Senior Secured First Lien Term Loan	6.94% SOFR + (3.25% /S)	09/2032		1,538
Jetblue Airways Corporation	118-29 Queens Blvd. Forest Hills, NY 11375	Transportation	Senior Secured First Lien Term Loan	8.44% SOFR + (4.75% /Q)	08/2029		2,320
Les Schwab Tire (LS Group Opco Acquisition, LLC)	20900 Cooley Rd, Bend, OR 97701	Transportation	Senior Secured First Lien Term Loan	6.32% SOFR + (2.50% /Q)	04/2031		2,805
Tenneco Inc.	15701 Technology Drive, Northville, MI 48168	Transportation	Senior Secured First Lien Term Loan	8.74% SOFR + (4.85% /Q)	11/2028		1,495
Avis Budget Car Rental LLC	6 Sylvan Way, Parsippany, NJ 07054-3826	Transportation	Senior Secured First Lien Term Loan	6.22% SOFR + (2.50% /Q)	07/2032		1,866
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Common Stock Class A			0.02%	227
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431	Commercial and Professional Services	Common Stock Class B			0.02%	83
Landscape Workshop LLC	500 Office Park Drive, Suite 310, Birmingham, AL 35223	Consumer Services	Common Stock Common Equity			0.26%	906
WhiteHawk Evergreen Fund, LP	11601 Wilshire Boulevard, Suite 1980, Los Angeles, CA 90025	Diversified Financials	Partnership Interest			3.60%	10,459

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Arrow Management Acquisition, LLC	187 North Church Street, Suite 201, Spartanburg, SC 29306	Health Care Equipment and Services	Common Stock Common Equity (Voting)			0.36%	16
Arrow Management Acquisition, LLC	187 North Church Street, Suite 201, Spartanburg, SC 29306	Health Care Equipment and Services	Common Stock Common Equity (Non-Voting)			0.16%	1,584
BVI Medical Inc.	303 Wyman Street, Suite 350, Hobbs Brook Office Park, Waltham, MA 02451	Health Care Equipment and Services	Common Stock Common Equity			0.08%	703
Headlands Buyer, Inc.	130 John F Kennedy Drive, Suite 203, Lake Worth, FL 33462	Health Care Equipment and Services	Common Stock Common Equity			0.20%	825
IVX Health Merger Sub, Inc.	214 Centerview Drive, Suite 250, Brentwood, TN 37027	Health Care Equipment and Services	Common Stock Common Equity			0.09%	1,801
Vital Care Buyer, LLC	12 Cadillac Dr, Suite 230, Brentwood, TN 37027	Health Care Equipment and Services	Common Stock Common Equity (Voting)			0.00%	37
Vital Care Buyer, LLC	12 Cadillac Dr, Suite 230, Brentwood, TN 37027	Health Care Equipment and Services	Common Stock Common Equity (Non-Voting)			0.00%	61
Nephron Pharmaceuticals LLC	4500 12th Street Extension, West Columbia, SC 29172	Pharmaceuticals, Biotechnology and Life Sciences	Common Stock Warrant			0.04%	39
RN Enterprises, LLC	3697 CROWN POINT CT, Suite 1, JACKSONVILLE, FL 32257	Pharmaceuticals, Biotechnology and Life Sciences	Common Stock Common Equity			0.10%	749
WCT Group Holdings, LLC	600 Park Offices Drive, Suite 200, Research Triangle Park, Durham, NC 27709	Pharmaceuticals, Biotechnology and Life Sciences	Common Stock Common Equity			0.09%	2,543
Solvias AG LP	Mattenstrasse 22, 4058 Basel, Switzerland	Pharmaceuticals, Biotechnology and Life Sciences	Senior Secured First Lien Revolver	6.00% SOFR + (5.25% /Q)	02/2032		—	(105)
Solvias AG LP	Mattenstrasse 22, 4058 Basel, Switzerland	Pharmaceuticals, Biotechnology and Life Sciences	Senior Secured First Lien Term Loan	6.00% SOFR + (5.25% /Q)	02/2032		11,617
Sequence Parent	Rue Agasse 54, 1208 Geneva, Switzerland	Pharmaceuticals, Biotechnology and Life Sciences	Common Stock Common Equity (Voting)			0.03%	227
Sequence Parent	Rue Agasse 54, 1208 Geneva, Switzerland	Pharmaceuticals, Biotechnology and Life Sciences	Common Stock Common Equity (Non-Voting)			0.04%	54
Avidity Acquisition B.V.	Wijchenseweg 10, 6537 TL Nijmegen, Netherlands	Commercial and Professional Services	Unitranche First Lien - Last Out Delayed Draw Term Loan	7.37% SOFR + (5.25% /Q)	03/2032		6	(106)
Avidity Acquisition B.V.	Wijchenseweg 10, 6537 TL Nijmegen, Netherlands	Commercial and Professional Services	Unitranche First Lien - Last Out Term Loan	7.37% SOFR + (5.25% /Q)	03/2032		145
Van Der Steen	Floridadreef 19, 3565 AM Utrecht, The Netherlands	Commercial and Professional Services	Unitranche First Lien Term Loan	7.52% SOFR + (5.50% /Q)	05/2031		3,862
Van Der Steen	Floridadreef 19, 3565 AM Utrecht, The Netherlands	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	7.57% SOFR + (5.50% /Q)	05/2031		1,289

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Pitch MidCo B.V.	Rijsenborch 253 4132 HT, Vianen UT, Utrecht, Netherlands	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	11.00% SOFR + (5.50% /A)	04/2031		507	(107)
Pitch MidCo B.V.	Rijsenborch 253 4132 HT, Vianen UT, Utrecht, Netherlands	Commercial and Professional Services	Unitranche First Lien Term Loan	7.52% SOFR + (5.50% /Q)	04/2031		3,363
Pitch MidCo B.V.	Rijsenborch 253 4132 HT, Vianen UT, Utrecht, Netherlands	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	8.28% SOFR + (6.25% /Q)	04/2031		1,887
Fugue Finance BV	Herikerbergweg 88, 1101 CM, Amsterdam	Software and Services	Senior Secured First Lien Term Loan	6.57% SOFR + (2.75% /Q)	01/2032		2,287
Hamsard 3778 Limited	Westgate House, 9 Holborn, London EC1N 2LL, United Kingdom	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	5.50% SOFR + (5.50% /S)	10/2031		—	(108)
Hamsard 3778 Limited	Westgate House, 9 Holborn, London EC1N 2LL, United Kingdom	Commercial and Professional Services	Unitranche First Lien Term Loan	9.22% SOFR + (5.50% /S)	10/2031		3,837
Primrose Bidco Limited	7 Queen Anne Street, London W1G 9JG, United Kingdom	Diversified Financials	Unitranche First Lien Term Loan	9.47% SOFR + (5.50% /Q)	11/2031		2,651
Boots Group Finco LP	1209 Orange St, Wilmington, DE 19801	Financial Services	Senior Secured First Lien Term Loan	7.21% SOFR + (3.50% /Q)	08/2032		1,310
Froneri US Inc	5929 College Ave, Oakland, CA 94618-9461	Food, Beverage and Tobacco	Senior Secured First Lien Term Loan	6.37% SOFR + (2.50% /Q)	08/2032		3,750
Sophos Holdings	Abingdon Science Park, Abingdon, Oxfordshire, OX14 3YP, United Kingdom	Software and Services	Senior Secured First Lien Term Loan	7.33% SOFR + (3.61% /Q)	03/2027		527
Ancora Bidco PTY LTD	Level 12, 680 George Street, Sydney, 2000, Australia	Commercial and Professional Services	Unitranche First Lien Term Loan	8.60% SOFR + (5.00% /Q)	11/2030		3,497
Ancora Bidco PTY LTD	Level 12, 680 George Street, Sydney, 2000, Australia	Commercial and Professional Services	Unitranche First Lien Delayed Draw Term Loan	5.50% SOFR + (5.00% /Q)	11/2030		7	(109)
Ancora Bidco PTY LTD	Level 12, 680 George Street, Sydney, 2000, Australia	Commercial and Professional Services	Common Stock Class A			0.00%	889
Ancora Bidco PTY LTD	Level 12, 680 George Street, Sydney, 2000, Australia	Commercial and Professional Services	Common Stock Class B			0.00%	47
Garda World Security Corporation	1390 Rue Barré, Montréal, QC H3C 1N4, Canada	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.75% SOFR + (3.00% /Q)	02/2029		2,815
Restaurant Brands Int’l (1011778 B.C. Unlimited)	Suite 300, 130 King Street West, Toronto, Ontario, M5X1E1, Canada	Consumer Discretionary Distribution and Retail	Senior Secured First Lien Term Loan	5.47% SOFR + (1.75% /Q)	09/2030		3,744
Husky Holding LLC	999 Pacific Street, Lindenhurst, NY 11757	Consumer Services	Senior Secured First Lien Delayed Draw Term Loan	3.75% SOFR + (3.75% /Q)	02/2029		1	(110)

Issuer	Address	Business Description	Investment Type	Interest Term*	Maturity/ Dissolution Date	% of Class Held at 12/31/25	Fair Value
Rockpoint Gas Storage Partners	607 - 8th Ave. S.W., Calgary, Alberta T2P 0A7, Canada	Energy	Senior Secured First Lien Term Loan	6.17% SOFR + (2.50% /M)	09/2031		934
KLICK INC.	175 Bloor Street East, Suite 400, Toronto, ON M4W 3R8, Canada	Health Care Equipment and Services	Unitranche First Lien Delayed Draw Term Loan	5.75% SOFR + (5.00% /M)	11/2032		(18)	(111)
KLICK INC.	175 Bloor Street East, Suite 400, Toronto, ON M4W 3R8, Canada	Health Care Equipment and Services	Unitranche First Lien Revolver	5.75% SOFR + (5.00% /M)	11/2032		(18)	(112)
KLICK INC.	175 Bloor Street East, Suite 400, Toronto, ON M4W 3R8, Canada	Health Care Equipment and Services	Unitranche First Lien Term Loan	8.72% SOFR + (5.00% /M)	11/2032		32,802
Ontario Gaming GTA (One Toronto)	39 Wynford Drive, North York, M3C 3K5, Canada	Media and Entertainment	Senior Secured First Lien Term Loan	7.92% SOFR + (4.25% /Q)	08/2030		1,851
Westjet Loyalty LP	22 Aerial Place NE, Calgary, AB T2E, Canada	Transportation	Senior Secured First Lien Term Loan	6.92% SOFR + (3.25% /Q)	02/2031		1,869
Olyos	1198 Avenue du Docteur Maurice Donat, ZAC du Font de l’Orme, 06250 Mougins, France	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Delayed Draw Term Loan	7.91% SOFR + (6.00% /Q)	06/2028		1,273	(113)
Olyos	1198 Avenue du Docteur Maurice Donat, ZAC du Font de l’Orme, 06250 Mougins, France	Pharmaceuticals, Biotechnology and Life Sciences	Unitranche First Lien Term Loan	8.00% SOFR + (6.00% /Q)	06/2032		2,594
Ion Platform Finance US Inc.	1345 Avenue of the Americas, 49th Floor, New York, NY 10105	Capital Goods	Senior Secured First Lien Term Loan	7.52% SOFR + (3.85% /M)	10/2032		2,763
GENMAB A/S/GENMAB FINANCE LLC	43 Kalvebod Brygge, København V, Capital Region, 1560, Denmark	Commercial and Professional Services	Senior Secured First Lien Term Loan	6.73% SOFR + (3.00% /M)	11/2032		1,107
Entain/GVC Holdings	32 Athol Street, Douglas, IM1 1JB, Isle of Man	Consumer Services	Senior Secured First Lien Term Loan	5.94% SOFR + (2.25% /Q)	07/2032		2,791
Playtika	HaChoshlim St 8, Herzliya Pituarch, 4672408, Israel	Capital Goods	Senior Secured First Lien Term Loan	6.47% SOFR + (2.75% /Q)	03/2028		2,777
TK Elevator Midco	E-Plus-Straße 1, Düsseldorf, DE-NW, 40472, Germany	Financial Services	Senior Secured First Lien Term Loan	7.20% SOFR + (3.00% /Q)	04/2030		1,869
Saarni	Nikkilanniementie 34, 33950 Pirkkala, Finland	Software and Services	Unitranche First Lien Delayed Draw Term Loan	7.33% SOFR + (5.25% /S)	03/2032		5	(114)
Saarni	Nikkilanniementie 34, 33950 Pirkkala, Finland	Software and Services	Unitranche First Lien Term Loan	7.67% SOFR + (5.25% /S)	03/2032		118

							$879,592

(1)
Variable rate loans to the Fund’s portfolio companies bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate (“SOFR”), the Euro Interbank Offered Rate (“EURIBOR”) or the Prime Rate (“PRIME”) at the borrower’s option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly
(B), monthly (M) or daily (D). For each such loan, the Fund has provided the interest rate in effect on the date presented.

(2)	$300 of total commitment of $298 remains undrawn as of December 31, 2025
(3)	$150 of total commitment of $149 remains undrawn as of December 31, 2025
(4)	$513 of total commitment of $508 remains undrawn as of December 31, 2025

(5)	$10,404 of total commitment of $10,300 remains undrawn as of December 31, 2025
(6)	$4,141 of total commitment of $4,100 remains undrawn as of December 31, 2025
(7)	$318 of total commitment of $317 remains undrawn as of December 31, 2025
(8)	$51 of total commitment of $150 remains undrawn as of December 31, 2025
(9)	$100 of total commitment of $100 remains undrawn as of December 31, 2025
(10)	$395 of total commitment of $1,449 remains undrawn as of December 31, 2025
(11)	$617 of total commitment of $610 remains undrawn as of December 31, 2025
(12)	$526 of total commitment of $520 remains undrawn as of December 31, 2025
(13)	$4,430 of total commitment of $4,379 remains undrawn as of December 31, 2025
(14)	$702 of total commitment of $702 remains undrawn as of December 31, 2025
(15)	$2,942 of total commitment of $4,569 remains undrawn as of December 31, 2025
(16)	$735 of total commitment of $1,765 remains undrawn as of December 31, 2025
(17)	$774 of total commitment of $884 remains undrawn as of December 31, 2025
(18)	$3,571 of total commitment of $3,571 remains undrawn as of December 31, 2025
(19)	$598 of total commitment of $715 remains undrawn as of December 31, 2025
(20)	$4,368 of total commitment of $4,368 remains undrawn as of December 31, 2025
(21)	$335 of total commitment of $529 remains undrawn as of December 31, 2025
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(74)	$580 of total commitment of $661 remains undrawn as of December 31, 2025
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(113)	$3,424 of total commitment of $4,697 remains undrawn as of December 31, 2025
(114)	$5 of total commitment of $10 remains undrawn as of December 31, 2025

INVESTMENT OBJECTIVE AND STRATEGIES
We were formed on November 10, 2022, as a Maryland corporation. We were organized to invest primarily in directly originated assets, including debt securities and related equity investments, made to or issued by U.S. middle-market companies. The Fund’s primary focus is to invest in companies with EBITDA of $35 million to $120 million; however, the Fund may invest in larger or smaller companies. To a lesser extent, we may make investments in syndicated loans and other liquid credit opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns.
We have filed an election to be regulated as a BDC under the Investment Company Act. We also have elected to be treated, and intend to qualify annually to be treated, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.
Our investment objectives are to maximize the total return to our stockholders in the form of current income and, to a lesser extent, long-term capital appreciation through debt and related equity investments. We seek to meet our investment objectives by:

•
utilizing the experience and expertise of the management team of the investment adviser, along with the broader resources of Crescent, in sourcing, evaluating and structuring transactions, subject to Crescent’s policies and procedures regarding the management of conflicts of interest;

•
employing an investment approach focused on long-term credit performance and downside protection, generally investing in loans with loan-to-value
metrics and interest coverage ratios that the investment adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the investment adviser believes necessary, more restrictive covenants;

•
focusing primarily on loans and securities of middle-market private U.S. borrowers who seek access to financing and who historically relied heavily on bank lending or capital markets. We believe this opportunity set generates favorable pricing and more rigorous structural protections relative to that offered by investments in the broadly syndicated markets. From time to time, we may also invest in loans and debt securities issued by corporate borrowers outside of the middle-market private borrower space to the extent we believe such investments enhance the overall risk/return profile for our common stockholders and help us meet our investment objectives; and

•	maintaining rigorous portfolio monitoring in an attempt to mitigate negative credit events within our portfolio.
Our investment philosophy emphasizes capital preservation through credit selection and risk mitigation. We expect our targeted portfolio to provide downside protection through conservative capital structures with meaningful cash flow and interest coverage, priority in the capital structure and information requirements.
Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies).
Most of our investments are in private U.S. companies (we generally have to invest at least 70% of our total assets in “qualifying assets,” including privately-offered loans, equity and debt securities issued by private U.S. companies or certain public companies); we also invest to some extent in
non-U.S.
companies, but we do not expect to invest in emerging markets. We believe that our liquid credit investments help maintain liquidity to satisfy any share repurchases we choose to make in our sole discretion and manage cash before investing subscription proceeds into directly originated loans while also seeking attractive investment returns. We expect these investments to enhance our risk/return profile and serve as a source of liquidity for the Fund.

We invest primarily in directly originated assets, including first lien senior secured and unitranche loans, second lien senior secured loans, subordinated secured and unsecured loans, subordinated debt, which in some cases includes an equity component and preferred component and other types of credit instruments, made to or issued by U.S. middle-market companies. The first and second lien senior secured loans generally have terms of five to eight years. In connection with our first and second lien senior secured loans, we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have interest rate floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity. To a lesser extent, we may make investments in syndicated loans and other liquid credit investment opportunities, including in publicly traded debt instruments, for cash management purposes, while also presenting an opportunity for attractive investment returns. For purposes of our investment strategy, “credit instruments” may include distressed securities, securitized products, notes, bills, debentures, bank loans, convertible and preferred securities, and government and municipal obligations. The Fund may also invest in foreign instruments and illiquid and restricted securities. Our portfolio of credit instruments may also include equity interests such as common stock, preferred stock, warrants or options, which generally would be obtained as part of providing a broader financing solution.
Most of the debt investments we invest in are unrated or rated below investment grade, which is often an indication of size, credit worthiness and speculative nature relative to the capacity of the borrower to pay interest and principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Generally, if our unrated investments were rated, they would be rated below investment grade. Below investment grade securities have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.
We may enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge against interest rate, currency, and/or other credit related risks through the use of futures, swaps, options and forward contracts. We do not generally intend to enter into any such derivative agreements for speculative purposes. These hedging activities are subject to the applicable legal and regulatory compliance requirements; however, there can be no assurance any hedging strategy employed will be successful. We may also seek to borrow capital in local currency as a means of hedging
non-U.S.
dollar denominated investments.
We borrow and expect to continue to borrow money from time to time, including under the JPM Funding Facility III, within the levels permitted by the Investment Company Act (up to 150% of asset coverage requirement). In determining whether to borrow money, we analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock offerings to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our Common Shares. We intend to continue to finance our investments with borrowed money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions. See “Risk Factors—Risks Relating to Our Business and Structure—Our strategy involves a high degree of leverage” and “Regulation—Indebtedness and Senior Securities.”
We currently intend to pay regular monthly distributions. See “Management’s Discussion and Analysis of Financial Results of Operations—Recent Developments.” However, any distributions we make will be at the sole discretion of our Board, which will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.
Our investments are subject to a number of risks. See “Risk Factors.”

Our Investment Adviser and Our Administrator
Our investment activities are managed by Crescent Cap NT Advisors, LLC, an affiliate of Crescent and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our investment adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our administrator, CCAP Administration LLC, an affiliate of Crescent, provides certain administrative and other services necessary for us to operate. CCAP Administration LLC has served as the administrator of CCAP, a publicly-traded BDC affiliated with the Fund, since 2015.
Crescent is a global credit investment manager with approximately $50 billion of assets under management. Crescent Capital Corporation, a predecessor to the business of Crescent, was formed in 1991 by Mark Attanasio and Jean-Marc Chapus as an asset management firm specializing in below-investment grade debt securities. With its headquarters in Los Angeles, Crescent has over 250 employees based in six offices in the U.S. and Europe. Chris Wright heads Crescent’s operating committee, which oversees all of Crescent’s operations. On January 5, 2021, Sun Life acquired a majority interest in Crescent, and the remaining interest in March 2026 (collectively, the “Sun Life Transaction”). There were no changes to our investment objectives, strategies and process or to the Crescent team responsible for the investment operations as a result of the Sun Life Transaction.
Our objective is to bring Crescent’s leading credit investment platform to the non-exchange
traded BDC industry.
Market Opportunity
We believe that current and future market conditions will present attractive opportunities for us to invest in liquid and illiquid credit. We believe the below investment grade fixed income universe is inherently less efficient and less well serviced than other parts of the capital markets, ratings are less predictive of risk, the number of participants is limited, and the companies issuing debt require a more deliberate and focused investment underwriting. Private credit as an asset class has grown considerably since the global financial crisis of 2008. We expect this growth to continue and, along with the factors outlined below, to provide a robust backdrop to what Crescent believes will be a significant number of attractive investment opportunities aligned to our investment strategy.
Attractive Opportunities in Senior Secured Loans.
We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured loans benefit from their priority position, typically sitting as the most senior obligation in an issuer’s or borrower’s capital structure. Senior secured loans generally consist of floating rate cash interest payments that Crescent believes can be an attractive return attribute in a rising interest rate environment. In addition to a current income component, senior secured loans typically include original issue discount, closing payments, commitment fees, SOFR (or other benchmark interest rate) floors, call protection, and/or prepayment penalties and related fees that are additive components of total return. The seniority and security of a senior secured loan, coupled with the privately negotiated nature of direct lending, are helpful mitigants in reducing downside risk. Further, these investments are secured by the issuer’s or borrower’s assets, and often have restrictive covenants for the purpose of additional downside protection and ensuring repayment before junior creditors. These attributes have contributed to the comparatively strong record of recovery after a default, as senior secured loans have historically demonstrated a higher recovery rate than unsecured parts of an issuer’s capital structure.
Large and Growing Target Market.
According to the
Year-End
2025 Middle Market Indicator from NCMM, there were nearly 200,000 middle market companies in the United States with annual revenues between $10 million and $1 billion. This market, which employs approximately 48 million people and represents one-third
of private sector GDP in the United States, has generated a significant number of investment opportunities for investment vehicles advised by Crescent and its affiliates over the past three decades, and we believe that this market segment will continue to produce significant investment opportunities for us.
Consistent, Strong Leveraged Buyout Volumes Driving Demand.
According to LCD, a part of Pitchbook, leveraged buyout transaction volume in the United States has experienced significant growth over the past decade:
Total US LBO Transaction Volume

Source: LCD, a part of PitchBook.
We believe that the private equity markets will remain active, in part due to the significant amount of uninvested capital available to private equity funds. According to Preqin, as of December 31, 2025, private equity funds globally had over $1 trillion of capital available for new investments. This large pool of private equity capital will be used for future investments, which will require debt financing. The potential for a significant amount of private equity investment activity comes at a time when Crescent believes that the supply of private debt fund capital, while growing, is relatively limited. According to Preqin, the amount of private debt fund capital available globally as of December 2025 was approximately $300 billion, representing nearly 30% of the available private equity capital, as illustrated in the chart below.

Private Equity & Private Credit Available Capital ($ in billions)

Robust Demand for Middle Market Capital

We believe private equity-backed middle market companies represent a large, attractive lending opportunity

Record levels of private equity dry powder is expected to drive robust deal activity[1]

Private Equity & Private Credit Fund Dry Powder ($ in billions)

Private Equity
Private Credit
$583
$146
$621
$173
$691
$211
$832
$220
$952
$241
$901
$280
$1,013
$288
$1,147
$343
$1,156
$358
$1,122
$321
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Private credit dry powder has historically remained ~30% of buyout dry powder or less

1. Preqin, as of December 2025, the latest available data. Dry powder is defined as the sum of uncalled capital commitments whic h GPs will have to invest. Private Equity dry powder includes Buyout strategy only. Private Credit dry powder includes Direct Lending and Mezzanine strategies only.

CRESCENT 3

Source: Preqin.
Increasing activity in the leveraged buyout market suggests greater demand for various forms of private, direct debt solutions. Moody’s Investors Service estimates that the global private credit market could reach approximately $3.0 trillion by 2028. We believe that the current levels of private equity activity present attractive investment opportunities for middle-market lenders with dedicated pools of committed capital to deploy, and Crescent’s ability to compete for these opportunities on the basis of size, certainty of execution and deep relationships with hundreds of private equity sponsors, affords us advantages.
Sponsor-Backed Middle Market Companies Attracted to Private Credit Solutions.
Private equity firms continue to allocate an increasing share of their financings to direct lenders over the syndicated debt markets. As private credit has grown in size, the ability to commit to and hold larger debt tranches has led to market share gains. One driver of the market share gains is the fact that private credit typically provides for greater certainty of execution, particularly in periods of market volatility, relative to the syndicated credit markets, with one or more private credit lenders committing to an entire tranche and/or capital structure, significantly reducing the market risk typically associated with a broadly syndicated deal.

Experience in Private Credit
We believe that we have the following strengths:

•
The Crescent Platform.
Since 1991, Crescent has been focused on and is a leading investor and credit manager in the below-investment grade credit markets. Crescent’s experience and performance across its investment strategies has earned the firm recognition and a reputation as a leading, reliable and creative provider of below-investment grade secured and unsecured debt capital solutions. We believe that the breadth of Crescent’s approximately $50 billion of assets under management, including approximately $39 billion of private credit assets, is a distinct platform when sourcing proprietary investment opportunities, providing access to an extensive network of relationships and insights into industry trends and the state of the capital markets. Our affiliation with Crescent provides expertise and efficiencies across the credit spectrum through Crescent’s market presence, scale, origination capabilities and experience investing in private credit. Crescent’s private credit strategies have collectively invested over $47 billion across more than 660 transactions since inception, with a primary focus on partnering with private equity firms on new opportunities. Over its history, Crescent’s private credit investment team has:

•	Reviewed over 21,000 transactions

•	Originated opportunities from over 1,600 unique private equity firms

•	Closed one or more debt financings with more than 300 unique private equity firms
Crescent also leverages market information, company knowledge and industry insight to enhance its ability to select liquid and illiquid credit assets for us. Crescent’s professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

•
Scale and Tenure in the Credit Markets.
As a large institution exclusively focused on below investment grade credit, Crescent has closed one or more deals with over 300 private equity firms. We believe Crescent is known as a reliable counterparty with valuable and focused expertise, which provides Crescent with access to investment opportunities not broadly available to other market participants. Crescent is also one of the largest U.S. direct lenders and liquid credit managers, which makes it a desirable and flexible capital provider, especially in competitive markets. We believe Crescent’s scale and experience enables it to identify attractive investment opportunities throughout economic cycles and across a company’s capital structure so we can make investments consistent with our stated investment objectives. Given its focus on capital preservation, Crescent has been entrusted with third party capital to invest across the below investment grade corporate credit landscape for over three decades and across numerous market cycles:

•
Seasoned and Integrated Investment Team.
We believe the depth of the experience of Crescent’s senior management team, together with the wider resources of Crescent’s team of investment professionals, which is dedicated to identifying, originating, investing in and managing a portfolio of credit investments, is one of Crescent’s key strengths when sourcing and analyzing investment opportunities. Within Crescent, there are over 115 dedicated investment professionals, including the over
80-person
private credit team. Senior investment professionals on the private credit team average over 20 years of relevant industry experience and over 10 years of experience at Crescent.

•
Established, Research-Focused Investment Process.
With over three decades of experience of investing in below investment grade credit, Crescent has developed an extensive investment review process, seeking to achieve attractive risk adjusted returns while minimizing losses. Crescent’s investment approach seeks to combine a rigorous analysis of macroeconomic and market factors with a deep understanding of individual companies and their respective industries, management and prospects. We believe Crescent’s disciplined investment approach is distinguished by the following:

•
Credit-Focused Due Diligence.
Crescent’s investment process and the depth and experience of its investment team allow it to conduct thorough due diligence necessary to identify and appropriately evaluate risks and opportunities. Crescent’s disciplined approach is focused on identifying sustainable businesses with leading and defensible market positions, strong, and properly incentivized management teams, solid liquidity and free cash flow generation, and appropriate capital structures. Evaluation of investment opportunities begins with fundamental credit-focused company and industry research and, in Crescent’s private fund strategies, culminates in a formal review by the respective investment committees.

•
Ability to Structure Investments Creatively.
Crescent has extensive experience investing across the capital structure of portfolio companies. The resulting investments include secured and unsecured debt, including senior notes, subordinated debt and related equity securities. Furthermore, we believe that Crescent can structure attractively priced debt investments which allow for the incorporation of other return-enhancing mechanisms such as commitment fees, original issue discounts, early redemption premiums, PIK interest or some form of equity securities.

•
Active Portfolio Monitoring.
Crescent actively monitors the credit profile of portfolio investments, with the aim of proactively identifying sector and operational issues and carefully managing risks. Crescent regularly receives monthly and/or quarterly financial and operating reporting metrics from its portfolio companies as well as typically engages in direct dialogue with the management team and private equity sponsor of portfolio companies.

•
Long-Term Investment Horizon.
Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our common stockholders once we exit a portfolio investment. We believe that flexibility around such capital return requirements, which allows us to invest using a long-term lens, provides us with an attractive opportunity to increase total returns on invested capital.

•
Track Record of Strong Capital Preservation.
Capital preservation is a
core component of Crescent’s investment philosophy. In addition to its focus on sustainable businesses, Crescent employs a highly selective and rigorous diligence and investment evaluation process focused on identification of potential risks. Crescent believes tight credit structuring is a fundamental part of the risk and recovery calculus, as the illiquidity in private credit means that secondary market liquidity is not a reliable risk mitigant.

•
Breadth of Middle Market Coverage.
Crescent private credit strategies collectively cover lower-, middle- and upper-middle market companies. Our primary focus is to invest in companies with EBITDA of $35 million to $120 million; however, we may invest in larger or smaller companies. We believe Crescent has the flexibility to opportunistically make investments across a wide spectrum of debt opportunities given its dedicated strategies focused on the middle-market. We believe this target market has been underserved by banks, which have withdrawn from the middle- and upper-middle markets, as well as many direct lending institutions, who do not have the scale or resources needed to service the requirements of these borrowers.

The Board
Overall responsibility for the Fund’s oversight rests with the Board. We have entered into our Investment Advisory and Management Agreement with our investment adviser, pursuant to which our investment adviser will manage the Fund on a day-to-day
basis. The Board is responsible for overseeing our investment adviser and other service providers in our operations in accordance with the provisions of the Investment Company Act, the

Fund’s charter and bylaws and applicable provisions of state and other laws. Our investment adviser keeps the Board well informed as to our investment adviser’s activities on our behalf and our investment operations and provide the Board information with additional information as the Board may, from time to time, request. The Board is currently composed of five members, three of whom are directors who are not “interested persons” of the Fund or our investment adviser as defined in the Investment Company Act.
Investment Selection
Crescent’s investment philosophy was developed over 30 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Crescent in respect of its other investment funds.
This investment philosophy involves, among other things:

•	an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

•	company-specific research and analysis; and

•	with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.
The foundation of Crescent’s investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and a diversification strategy. Crescent also recognizes the importance of considering ESG factors in the investment-decision making process in accordance with its ESG policy. We follow a rigorous investment process based on:

•	a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer’s business;

•
an evaluation of a company’s market position, brand awareness, operational excellence, barriers to entry, such as high start-up
costs or other obstacles that prevent new competitors from easily entering the portfolio company’s industry or area of business, and management team; and

•	an in-depth examination of capital structure, financial results and projections.
We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.
Investment Process Overview
Sourcing Investment Opportunities
Crescent’s investment strategy is to focus on generating the widest universe of deal flow and to apply a consistent and rigorous approach to investment due diligence in order to select what it considers to be the most appealing opportunities. The investment adviser will seek to generate investment opportunities primarily through direct origination channels, as well as through syndicated and club deals.
For illiquid credit, Crescent employs a multi-channel approach to direct origination, which includes relationships with financial sponsors, management teams, lawyers, accountants, intermediaries and mergers and acquisitions advisors. Crescent has reviewed, on average during the last five years, approximately 1,600 distinct U.S. direct lending transaction opportunities annually, with a closing ratio of less than 3% of transactions reviewed.
For liquid credit, Crescent screens for attractive opportunities in the primary and secondary investment universe of nearly 1,200 bank loans and over 900 high yield issuers. Due to Crescent’s scale and relationships, it believes that it sees substantially all new issues in the bank loan and high yield bond markets. As such, the investment team members have familiarity with the universe of issuers which facilitates both primary and secondary idea generation.
Investment Decision Process
Through its affiliation with Crescent, the investment adviser has access to origination capabilities and research resources, experienced investment professionals, internal information systems and a credit analysis framework and investment process. Over the years, Crescent has designed its investment process to seek investments which it believes have the most attractive risk/reward characteristics. The process involves multiple levels of review and is coordinated in an effort to identify risks in potential investments. Our investment adviser applies Crescent’s expertise to screen our investment opportunities as described below. Depending on the type of investment and the borrower, our investment adviser may apply all or some of these levels of review, in its discretion. Based upon a favorable outcome of the diligence process described below, our investment adviser’s investment committee will make a final decision on such investment and such investment will only be funded after approval by the investment adviser’s investment committee.
Private Credit Originations
: New private credit investment opportunities are initially reviewed by a Crescent senior investment professional to determine whether additional consideration is warranted. Factors influencing this decision include fundamental business considerations, including borrower industry, borrower financial leverage and cash flows and quality of management as well as private equity sponsor involvement (if any). In the event of an initial positive review, potential investments are further reviewed with senior and junior investment professionals. If the team agrees on the fundamental attractiveness of the investment, the review phase proceeds with preliminary due diligence and financial analyses. At this point, Crescent utilizes its credit analysis methodology to outline credit and operating statistics and identify key business characteristics and risks through available diligence materials in addition to dialogue with company management and the proposed private equity sponsor (if any). Following this analysis, Crescent considers an initial structure and pricing proposal for the investment and preliminarily informs the broader investment team of such proposal.
After satisfactory preliminary analysis and review, further due diligence continues, including completion of credit analysis, on-site
due diligence (if deemed necessary), visits and meetings with management, and could include consultation with third-party experts. The credit analysis is a detailed, bottom-up
analysis on the proposed portfolio company that generally includes an assessment of its industry, market, competition, products, services, management and the equity sponsor or owner. Detailed financial analysis is also performed at this stage with a focus on historical financial results. Projected financial information developed by the proposed portfolio company is analyzed and sensitized based upon the portfolio company’s historical results and assessment of the portfolio company’s future prospects. The sensitivity analysis highlights the variability of revenues and earnings, “worst case” debt service coverage and available sources of liquidity. As part of the overall evaluation, comparisons are made to similar companies to help assess a portfolio company’s asset and enterprise value coverage of debt, interest servicing capacity and competitive strength within its industry and market. Additionally during this stage, Crescent typically works with the management of the proposed portfolio company and its other capital providers to develop the structure of an investment, including negotiating among these parties on how the investment is expected to perform relative to the other forms of capital in its capital structure.
Syndicated Investments:
 For syndicated investments, Crescent seeks to pursue an investment process based upon evaluation of the credit fundamentals of issuers. The foundation of this process is the
“bottom-up”
credit research process that Crescent employs across multiple strategies. In selecting investments, Crescent’s investment professionals perform comprehensive analysis of credit worthiness, including an assessment of the business, an evaluation of management, an analysis of business strategy and industry trends, an examination of financial results and projections and a review of the security’s proposed terms. Credit research is a critical component of the investment process. In selecting investments, Crescent’s respective portfolio management teams analyze opportunities with an emphasis on principal preservation (i.e., an issuer’s ability to service its debt and maintain cash flow).

Investment Funding
Upon completion of the investment decision process described above, the investment team working on an investment delivers a memorandum to the investment adviser’s investment committee. Once an investment has been approved by the investment committee, the investment adviser moves through a series of steps with the respective investment team towards negotiation of final documentation.
Investments
Directly Originated
For our directly originated investments, we primarily invest in portfolio companies in the form of first lien senior secured loans (including “unitranche” loans which are loans that combine both senior and subordinated loans, generally in a first lien position), second lien senior secured loans, subordinated debt and preferred and common equity. The first and second lien senior secured loans generally have terms of five to eight years. In connection with our first and second lien senior secured loans, we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have interest rate floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.
We structure our subordinated debt investments primarily as unsecured subordinated loans or bonds that provide for relatively higher fixed interest rates. The subordinated debt investments generally have terms of up to 10 years. These loans or bonds typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the subordinated debt investment. In some cases, we may enter into loans or bonds that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our subordinated debt will be secured by a subordinated lien on some or all of the assets of the borrower.
In some cases, our debt and preferred equity investments may provide for a portion of the interest or distributions payable to be PIK. To the extent interest or distributions are PIK, they will be payable through the increase of the principal amount of the loan or preferred equity by the amount of interest or distribution due on the then-outstanding aggregate principal amount of such loan or preferred equity and is generally collected upon repayment of the outstanding principal or redemption of the equity, as applicable.
In the case of our first and second lien senior secured loans, subordinated debt and preferred and common equity investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to generally seeking a senior position in the capital structure of our portfolio companies, we seek, where appropriate, to limit the downside potential of our investments by:

•	targeting a total return on our investments (including from both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating call protection and interest rate floors for floating rate loans, into the investment structure; and

•
negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our subordinated debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.
We believe that our focus on generating proprietary deal flow and lead investing gives us greater control over the capital structures and investment terms described above and enables us to actively manage our investments. Moreover, by leading the investment process, we are often able to secure controlling positions in loan tranches, thereby providing additional control in investment outcomes.
Syndicated Corporate Loans
Senior secured corporate loans (“Syndicated Loans”) generally benefit from liens on collateral, are rated below-investment grade and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily SOFR, plus a spread. Syndicated Loans are typically made to U.S. and, to a lesser extent,
non-U.S.
corporations, partnerships, limited liability companies and other business entities (together with issuers of Corporate Bonds (as defined below)) and other debt securities, (“Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Syndicated Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay distributions, recapitalize, complete leveraged buyouts and for general corporate purposes. Syndicated Loans rated below investment grade are sometimes referred to as “leveraged loans.” There is a risk that the issuers of Syndicated Loans may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. We may invest in Syndicated Loans through assignments of or, to a lesser extent, participations in Syndicated Loans. We may also utilize various types of derivative instruments for the purpose of gaining additional exposure to Syndicated Loans.
Corporate Bonds
An issuer of high-yield corporate bonds (“Corporate Bonds”) typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace. There is a risk that the issuers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. We may also utilize various types of derivative instruments, including swaps, for the purpose of gaining additional exposure to Corporate Bonds. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”
Structured Credit
We may also invest in asset-backed opportunities across broad sectors such as commercial specialty finance and corporate credit. We will target investment opportunities that may include (i) debt and equity investments in U.S.-dollar-denominated CLOs that are primarily backed by corporate leveraged loans issued to primarily U.S. obligors, as well as Euro-denominated CLOs that are backed primarily by corporate leveraged loans issued to primarily European obligors; (ii) financings secured by pools of loans, including commercial loans or real estate assets; and (iii) the outright purchase of pools of loans, including commercial loans or real estate assets. The investments in the “equity” of structured credit products (including CLOs) refers to the junior-most or residual debt tranche of such structured credit products (i.e., the tranche whose rights to payment are not senior to any other tranche, which does not typically receive a credit rating and is typically not secured (and is also typically referred to as subordinated notes, income notes, preferred shares or preferred securities, or, more generally, as “equity”)). The CLO equity tranches (or other similar junior tranches) and privately issued asset-backed securities in which we invest may be highly leveraged, which magnifies the risk of loss on such investments.
Stressed Investments
We may invest in Syndicated Loans and Corporate Bonds and other obligations of companies, referred to herein as “Stressed Issuers,” that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings. These investments may include (i) corporate debt instruments relating to stressed and distressed industries or issuers; (ii) rescue-capital opportunities; (iii) public and private stock issued in connection with restructurings and reorganizations or otherwise (“post-reorganization securities”); and (iv) other opportunistic investments resulting from periods of market dislocation. There is a risk that Stressed Issuers may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.
Acquisition Opportunities
We believe that there may be opportunity for further consolidation in our industry. From time to time, we may evaluate potential strategic opportunities, including acquisitions of asset portfolios, other private and public finance companies, business development companies and asset managers and selected secondary market assets among others.
On-Going
Relationships with and Monitoring of Portfolio Companies
The investment adviser monitors our portfolio companies on an ongoing basis. The investment adviser monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. The investment adviser has a number of methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry; and

•	attendance and participation in board meetings.
As part of the monitoring process, our investment adviser regularly assesses the risk profile of each of our investments and, on a quarterly basis, grades each investment on a risk scale of 1 to 5. Risk assessment is not standardized in our industry and our risk assessment may not be comparable to ones used by our competitors. Our assessment is based on the following categories:

1.
Involves the least amount of risk relative to cost or amortized cost. Investment performance is above expectations since origination or acquisition. Trends and risk factors are generally favorable, which may include financial performance or a potential exit.

2.
Involves a level of risk that is similar to the risk at the time of origination or acquisition. The investment is generally performing as expected, and the risks around our ability to ultimately recoup the cost of the investment are neutral to favorable relative to the time of origination or acquisition. New investments are generally assigned a rating of 2 at origination or acquisition.

3.
Indicates an investment performing below expectations where the risks around our ability to ultimately recoup the cost of the investment have increased since origination or acquisition. For debt investments, borrowers are more likely than not in compliance with debt covenants and loan payments are generally not past due. An investment rating of 3 requires closer monitoring.

4.
Indicates an investment performing materially below expectations where the risks around our ability to ultimately recoup the cost of the investment have increased materially since origination or acquisition. For debt investments, borrowers may be out of compliance with debt covenants and loan payments may be past due (but generally not more than 180 days past due).
Non-accrual
status is strongly considered for debt investments rated 4.

5.
Indicates an investment performing substantially below expectations where the risks around our ability to ultimately recoup the cost of the investment have substantially increased since origination or acquisition. We do not expect to recover our initial cost basis from investments rated 5. Debt investments with an investment rating of 5 are generally in payment and/or covenant default and are on non-accrual
status.

Managerial Assistance
As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. CCAP Administration LLC or Crescent Cap NT Advisors, LLC may provide all or a portion of this assistance, the costs of which will be reimbursed by us. We may receive fees for these services.
Exit
In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities up to ten years, virtually all are redeemed or sold prior to maturity. These securities may have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the loan and capital markets have deteriorated.
Crescent’s team of investment professionals regularly review investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Crescent, including the public market traders and research analysts, allows our investment adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.
Allocation of Investment Opportunities
General
Crescent, including our investment adviser, provides or may provide investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Crescent may establish.
Crescent and our investment adviser have adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable and in accordance with the Advisers Act, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients as well as a co-investment
policy designed to ensure fair allocation of
co-investment
opportunities amongst its

clients. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements and the requirements of our
Co-Investment
Exemptive Order.
In addition, as a BDC regulated under the Investment Company Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
Co-Investment
Relief
Our investment adviser has received the
Co-Investment
Exemptive Order from the SEC that permits us and other BDCs and registered closed-end
management investment companies managed by Crescent to
co-invest
in portfolio companies with each other and with affiliated investment funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the
Co-Investment
Exemptive Order, we generally are permitted to
co-invest
with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our independent directors make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our stockholders and with our then-current investment objective and strategies, (3) the investment by our affiliated funds, including affiliated funds subject to regulation under the Investment Company Act, would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that of our affiliated funds, including affiliated funds subject to regulation under the Investment Company Act, except to the extent permitted by the
Co-Investment
Exemptive Order and (4) the proposed investment by us would not benefit our investment adviser or its affiliates, any participating affiliated fund, including affiliated funds subject to regulation under the Investment Company Act, or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the
Co-Investment
Exemptive Order and applicable law, including the limitations set forth in Section 57(k) of the Investment Company Act.
Co-investments
made under the
Co-Investment
Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment
transaction. We may also otherwise
co-invest
with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.
We, along with our affiliates, have applied for an amended
co-investment
exemptive order (the “Amended
Co-Investment
Exemptive Order”) which, if granted, will provide us with more flexibility to engage in co-investment
transactions. The Amended
Co-Investment
Order provides Crescent and our investment adviser with more flexibility in allocating potential co-investment
transactions among us and other affiliated investment funds, permits us to participate in co-investment
transactions if certain affiliates have a
pre-existing
investment in the issuer, reduces the
co-investment
transactions that require board approval, and expands the scope of affiliates entitled to rely on the relief. Although we expect to receive the Amended
Co-Investment
Exemptive Order, there can be no guarantee that the Amended
Co-Investment
Exemptive Order will be granted.
Competition
Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For more information concerning the competitive risks we face, see “Risk Factors—Risks Relating to Our Business and Structure—We operate in an increasingly competitive market for investment opportunities, which could make it difficult for us to identify and make investments that are consistent with our investment objectives.”
We believe that the relationships of the members of our investment adviser’s investment committee and of the investment professionals of Crescent enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Crescent’s professionals’ deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Crescent’s investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.
Non-Exchange
Traded, Perpetual-Life BDC
We are a
non-exchange
traded BDC, meaning our shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning we are an investment vehicle of indefinite duration, whose common shares are intended to be sold monthly on a continuous basis at a price generally equal to our monthly NAV per share. In our perpetual-life structure, we intend to offer investors an opportunity to have us repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter or at all at our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of our being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.
Emerging Growth Company
We are an “emerging growth company,” as defined by the JOBS Act. As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act.
In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies.
We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible
debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under
Rule 12b-2
under the Exchange Act.
We do not believe that being an emerging growth company has a significant impact on our business or this offering. As stated above, we have elected to opt in to the extended transition period for complying with new or revised accounting standards available to emerging growth companies. Also, because we are not a large accelerated filer or an accelerated filer under
Section 12b-2
of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company. In addition, so long as we are externally managed by our investment adviser and we do not directly compensate our executive officers, or reimburse our investment adviser or its affiliates for the salaries, bonuses, benefits and severance payments for persons who also serve as one of our executive officers or as an executive officer of our investment adviser, we do not expect to include disclosures relating to executive compensation in our periodic reports or proxy statements and, as a result, do not expect to be required to seek stockholder approval of executive compensation and golden parachute compensation arrangements pursuant to Section 14A(a) and (b) of the Exchange Act.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Crescent Cap NT Advisors, LLC, and our administrator, CCAP Administration LLC, each of which is an affiliate of Crescent, pursuant to the terms of our Investment Advisory and Management Agreement and our Administration Agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.
Regulation as a BDC
We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements.
Independent Directors
.
The Investment Company Act also requires that a majority of our directors be persons other than “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as “independent directors.” In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a “majority of outstanding securities” means the vote of the holders of the lesser of (a) 67% or more of the outstanding Common Shares present at a meeting or represented by proxy if holders of more than 50% of the Common Shares are present or represented by proxy or (b) more than 50% of the outstanding Common Shares.
Investment Limitations
.
We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate unless certain conditions are met. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our common stockholders to additional expenses.
Asset Coverage Ratio; Senior Securities
.
Certain provisions of the Investment Company Act allow a BDC to increase the maximum amount of leverage it may incur by reducing the asset coverage ratio of 200% to an asset coverage ratio of 150% if certain requirements are met. We may borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Our sole initial stockholder has previously approved a proposal on May 3, 2023 that allows us to reduce our asset coverage ratio applicable to senior securities from 200% to 150%.

The following discussion is a general summary of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets.
 Under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act (“qualifying assets”), unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the Investment Company Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

iv.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.	Securities of any Eligible Portfolio Company controlled by us.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Temporary Investments.
Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets.

Code of Ethics
. We and Crescent Cap NT Advisors, LLC have each adopted a code of ethics pursuant to
Rule 17j-1
under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see “Available Information” below.
Affiliated Transactions
. We may be prohibited under the Investment Company Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. Crescent has received the
Co-Investment
Exemptive Order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of our investment adviser and certain funds managed and controlled by our investment adviser and its affiliates, subject to certain terms and conditions. In addition, certain Crescent-managed funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, us. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Crescent and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to us. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Crescent (including our investment adviser). In addition, there may be conflicts in the allocation of investments among us and the funds managed by investment managers affiliated with Crescent (including our investment adviser) or one or more of our controlled affiliates or among the funds they manage, including investments made pursuant to the
Co-Investment
Exemptive Order. Further, in the future, such other Crescent-managed funds may hold positions in portfolio companies in which we have also invested. Such investments may raise potential conflicts of interest between us and such other Crescent-managed funds, particularly if we and such other Crescent-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Crescent-managed funds that are adverse to our interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.
Other
. We will be periodically examined by the SEC for compliance with the Investment Company Act, and be subject to the periodic reporting and related requirements of the Exchange Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our common stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

MANAGEMENT OF THE FUND
Board of Directors
Our business and affairs are managed under the direction of our Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our financing arrangements and corporate governance activities. Our Board consists of five members, three of whom are not “interested persons” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by our Board. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Fund or its affiliates. On an annual basis, each member of our Board is required to complete a questionnaire designed to provide information to assist the Board in determining whether the director is “independent” under the Exchange Act, the Investment Company Act and the Fund’s corporate governance guidelines. Based on these independence standards and the recommendation of the nominating and corporate governance committee, after reviewing all relevant transactions and relationships between each director, or any of his or her family members, and the Fund, our investment adviser, or of any of their respective affiliates, the Board determines whether a director qualifies as an independent director. We refer to these individuals as our independent directors. An “independence” determination is the same as a determination that an individual is not an “interested person.” Our Board elects our executive officers, who serve at the discretion of the Board.
Directors
Information regarding the Board is as follows:

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Director (2)	Other Directorships Held by Director

Independent Directors

Kathleen S. Briscoe, born 1960	Director and Chair of the Nominating and Corporate Governance Committee	Class I Director since 2023 (term expires at the annual meeting of stockholders in 2028)	Partner and Chief Capital Officer of Dermody Properties (real estate firm)	3	CCAP, CCS IX Holdings LLC (“CCS IX BDC”), Crescent Acquisition Corp, Griffin Capital Essential Asset REIT, Inc., and Resmark Properties.

Susan Yun Lee, born 1980	Director and Chair of the Audit Committee	Class II Director since 2023 (term expires at the annual meeting of stockholders in 2026)	Chief Investment Officer of Clif Family Foundation (endowed foundation), Owner of Rocketbox, LLC (private investment firm), Partner of White Road Capital	3	CCAP, CCS IX BDC, American Battery Technology Company.

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
			Management (family office), Chief Investment Officer of Sentinel Management, LLC (single family office), Member of the Investment Committee of The Library Foundation

Martha Solis-Turner, born 1963	Director	Class III Director since 2023 (term expires at the annual meeting of stockholders in 2027)	Class Officer Dartmouth, Class of 1982 (alumni association), Community Leadership Board Member, Mile High Early Learning Centers (early childhood education center)	2	CCS IX BDC.

Interested Directors

Jason A. Breaux, born 1973 (3)	Director and Chair of the Board	Class I Director since 2023 (term expires at the annual meeting of stockholders in 2028); Chair of the Board since 2023	Head of Private Credit at Crescent (2025 – present), Chief Executive Officer of CCAP, Chairman of Crescent Cap Advisors, LLC’s investment committee, Managing Director of Crescent within private credit (prior to 2025), Member of Crescent’s Operating Committee (2025 – present) and	2	None.

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolio Companies in Fund Complex Overseen by Director (2)	Other Directorships Held by Director
			Executive Committee

Christopher G. Wright, born 1972 (4)	Director	Class II Director since 2023 (term expires at the annual meeting of stockholders in 2026)	President of Crescent (2025 – present), Managing Director, Head of Private Credit (prior to 2025), Member of Crescent’s Operating and Executive Committees	1	None.

(1)	The address for each of the individuals listed above is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.
(2)
“Fund Complex,” is defined to include investment companies registered under the Investment Company Act and BDCs that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or affiliated investment advisers. As of the date of this prospectus, the Fund Complex consists of the Fund, CCAP and CCS IX BDC.

(3)	Mr. Breaux is deemed to be an “interested person” of the Fund under the Investment Company Act because of his affiliation with our investment adviser.
(4)	Mr. Wright is deemed to be an “interested person” of the Fund under the Investment Company Act because of his affiliation with our investment adviser.
Executive Officers Who are Not Directors
Information regarding our executive officers who are not directors is as follows:

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Eric Hall, born 1982	Chief Executive Officer	Since 2023 (indefinite term)	Chief Executive Officer of the Fund and Managing Director of Crescent within private credit. Prior to joining Crescent, Mr. Hall was a Financial Analyst in Lehman Brothers’ Investment Banking Division (investment banking company).

Raymond Barrios, born 1978	President	Since 2023 (indefinite term)	President of the Fund and Managing Director of CCAP and Crescent, focusing on private credit. Mr. Barrios is currently a senior investment professional for Crescent Cap Advisors and was previously a member of the Mezzanine Product Group. He is also the
Co-Chief
Executive Officer of CCS IX BDC.

Name, Address and Age (1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years

Kirill Bouek, born 1984	Chief Financial Officer	Since 2023 (indefinite term)	Chief Financial Officer of the Fund and Controller of CCAP. Prior to joining Crescent, Mr. Bouek worked at THL Credit (alternative credit investment manager), where he was the Controller for its private debt business, which included a publicly traded BDC and several private fund structures.

Erik Barrios, born 1978	Chief Compliance Officer	Since 2023 (indefinite term)	Chief Compliance Officer of the Fund, CCAP and CCS IX BDC, Senior Vice President, Legal Counsel and Deputy Chief Compliance Officer of Crescent. Prior to joining Crescent in 2022, Mr. Barrios was Vice President, Legal & Compliance at The Carlyle Group (private equity, alternative asset management and financial services company).

George P. Hawley, born 1968	Secretary	Since 2023 (indefinite term)	Secretary of the Fund, CCAP and CCS IX BDC, General Counsel of Crescent.

(1)	The address for each of the individuals listed above is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.
Biographical Information
The following is information concerning the business experience of our Board and executive officers. Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act.
Independent Directors
Kathleen S. Briscoe
is a Director of the Fund and currently serves as the Chair of the nominating and corporate governance committee. She is also a director on the board of CCAP and CCS IX BDC. Ms. Briscoe is a Partner and the Chief Capital Officer of Dermody Properties. She is also an independent director at Resmark Properties and serves as a director on the board of Board of Regents—Friends of Dartmouth Rowing. She is on the board of NAREIM (National Association of Real Estate Investment Managers) and AFIRE (Association of Foreign Investors in Real Estate), and a member of the Real Estate Roundtable. She received an M.B.A. from Harvard University and a B.A. in Policy Studies and Sociology from Dartmouth College. We believe that Ms. Briscoe’s diversity of experiences, in particular her experience with real estate and investment management, as well as her experience serving as a director on other Crescent-affiliated boards, makes her well qualified to serve on our Board.
Susan Yun Lee
is a Director and currently serves as the Chair of the audit committee. Ms. Lee is also a director on the boards of CCAP and CCS IX BDC, serves on the board of directors of American Battery Technology Company, serves as Chief Investment Officer of Clif Family Foundation, is an Owner of Rocketbox, LLC and is a Partner at White Road Capital Management. Previously, Ms. Lee served as the Chief Investment Officer of Sentinel Management, LLC, a Member of the Investment Committee of The Library Foundation and as the Managing Director of Investments at Family Office Investment Services. She received an M.B.A. from

Harvard University and a B.A. in Economics from Stanford University. We believe Ms. Lee’s extensive experience as an investment officer and expertise as an “audit committee financial expert,” as defined in Item 407 of Regulation
S-K
under the Exchange Act, as well as her experience serving as a director on other Crescent-affiliated boards, make her well qualified to serve on our Board.
Martha Solis-Turner
is a Director of the Fund. Ms. Solis-Turner is a Class Officer of Dartmouth, Class of 1982. She also serves as a director on the board of CCS IX BDC and as a Community Leadership Board Member of Mile High Early Learning Centers. Previously, Ms. Solis-Turner was a board member, Audit and Compliance Committee member and Nominating Committee member of Dreyfus Founders Funds and the Director of Wholesale Markets Wireless Sales at US West/Qwest. She received an M.B.A. from Harvard University and a B.A. in Government with an emphasis on International Economics from Dartmouth College. We believe Ms. Solis-Turner is well qualified to serve on the Board due to her extensive experience in marketing, sales and compliance and experience serving as a board member for various companies as well as her experience serving as a director on other Crescent-affiliated boards.
Interested Directors
Jason A. Breaux
is a Director of the Fund and currently serves as the Chair of the Board of the Fund. Mr. Breaux serves as the Chief Executive Officer of CCAP and served as President of CCAP from June 2021 until February 2024. Mr. Breaux also serves as the Chairman of Crescent Cap Advisors, LLC’s investment committee. In addition, Mr. Breaux is a Managing Director and Head of Private Credit of Crescent within private credit. Prior to joining Crescent in 2000, he worked at Robertson Stephens where he served in the mergers and acquisitions group. Prior to that, he worked in the Corporate Finance Division of Salomon Brothers specializing in capital raising assignments. Mr. Breaux received an M.B.A. from the Darden School of Business at the University of Virginia and a B.A. from Georgetown University. We believe Mr. Breaux is well qualified to serve on the Board due to his extensive private credit and corporate finance experience, as well as his experience within Crescent in investments and private credit.
Christopher G. Wright
is a Director of the Fund. Mr. Wright is the President of Crescent and serves on several committees at Crescent, including the Operating Committee, the Executive Committee, and multiple Investment Committees. Additionally, Mr. Wright is a member of the SLC Management Executive Team and Operating and Executive Committees. Prior to joining Crescent in 2001, he completed the Financial Management Program with the General Electric Company and upon completion, worked in various finance roles within GE Industrial Systems. Mr. Wright is a current and former member or observer of the boards of numerous private companies and other non-profit
organizations. Mr. Wright received an M.B.A. from Harvard University and a B.A. from Michigan State University. We believe Mr. Wright is well qualified to serve on the Board due to his extensive finance experience, as well as his experience within Crescent with private markets.
Executive Officers and Certain Other Officers Who are not Directors
Eric Hall
is the Chief Executive Officer of the Fund and
co-chair
of Crescent Cap NT Advisors, LLC’s investment committee. Mr. Hall serves as a Managing Director of Crescent within private credit. Prior to joining Crescent in 2007, he worked as a Financial Analyst in Lehman Brothers’ Investment Banking Division. Mr. Hall received a B.A. in Business Economics from the University of California, Los Angeles.
Raymond Barrios
is the President of the Fund and
co-chair
of Crescent Cap NT Advisors, LLC’s investment committee. Mr. Barrios serves as a Managing Director of CCAP and Crescent, focusing on private credit. Mr. Barrios is also
Co-Chief
Executive Officer of CCS IX BDC. In addition, Mr. Barrios is a senior investment professional for Crescent Cap Advisors, LLC. Prior to joining Crescent in 2008, Mr. Barrios worked in the Leveraged Finance Group of Jefferies & Company, Inc. Mr. Barrios received an M.B.A. from Harvard University and his B.A. from the University of California, Los Angeles.

Kirill Bouek
is the Chief Financial Officer of the Fund. Mr. Bouek serves as the Controller of CCAP. Prior to joining CCAP, Mr. Bouek worked at THL Credit, where he was the Controller for its private debt business, which included a publicly traded BDC and several private fund structures. Prior to joining THL Credit, Mr. Bouek worked at American Securities and PricewaterhouseCoopers LLP, where he began his career in 2008. Mr. Bouek holds a B.S. in Finance and Real Estate and an M.S. in Accounting from the University of Denver. Mr. Bouek is a CPA (inactive) and a CFA.
Erik Barrios
is the Chief Compliance Officer of the Fund. Mr. Barrios serves as the Chief Compliance Officer of CCAP and CCS IX BDC and as a Senior Vice President, Legal Counsel and Deputy Chief Compliance Officer of Crescent. Previously, Mr. Barrios was the Vice President, Legal & Compliance at The Carlyle Group, where he served as the Chief Compliance Officer and Secretary for the BDCs within the firm’s Global Credit platform and as the Chief Compliance Officer of Carlyle Tactical Private Credit Fund. Prior to joining The Carlyle Group, Mr. Barrios held roles at Avenue Capital Group, Cohen & Steers and J. & W. Seligman & Co., focusing on legal and regulatory matters for registered investment companies. Mr. Barrios received a J.D. from Boston College Law School and a B.S. from Georgetown University.
George P. Hawley
is the Secretary of the Fund. In addition, Mr. Hawley serves as the Secretary of CCAP and CCS IX BDC and as the General Counsel of Crescent. Previously, Mr. Hawley served as the General Counsel and Secretary of Crescent Acquisition Corporation. Prior to joining Crescent in 2012, Mr. Hawley was a Senior Vice President and Associate General Counsel at TCW where he supported Crescent on its funds and accounts. From 2000 to 2008, Mr. Hawley was an associate at Paul Hastings LLP specializing in asset management, securities, finance and restructuring, and general corporate law. Prior to joining Paul Hastings LLP, Mr. Hawley began his legal career at Baker, Keener & Nahra LLP where he practiced litigation. Mr. Hawley received a J.D. from Loyola Law School and a B.A. from the University of Notre Dame.
Communications with Directors
Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, Attention: Secretary.
Meetings and Committees of the Board
During 2025, our Board held four formal meetings. Our Board currently has two committees: an audit committee and a nominating and corporate governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under our bylaws, the Fund will hold an annual meeting of stockholders for the election of directors and the transaction of such other business that may be properly considered at such meeting. During 2025, the audit committee held four formal meetings and the nominating and corporate governance committee held one formal meeting.
Audit Committee.
The audit committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The audit committee is presently composed of three persons, including Susan Yun Lee, Kathleen Briscoe and Martha Solis-Turner, all of whom are considered independent for purposes of the Investment Company Act. Susan Yun Lee serves as the chair of the audit committee. Our Board has determined that Susan Yun Lee qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation
S-K

under the Exchange Act. Each of the members of the audit committee meet the independence requirements of Rule
10A-3
of the Exchange Act and, in addition, is not an “interested person” of the Fund or of our investment adviser as defined in Section 2(a)(19) of the Investment Company Act.
A copy of the charter of the audit committee is available in print to any common stockholder who requests it and it is also available on the Fund’s website at
www.crescentprivatecredit.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Nominating and Corporate Governance Committee.
The nominating and corporate governance committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the nominating and corporate governance committee, including making nominations for the appointment or election of directors. The nominating and corporate governance committee consists of three persons, including Kathleen S. Briscoe, Susan Yun Lee and Martha Solis-Turner, all of whom are considered independent for purposes of the Investment Company Act. Kathleen S. Briscoe serves as the chair of the nominating and corporate governance committee.
The nominating and corporate governance committee will consider nominees to the Board recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a stockholder who wishes to nominate an individual for election as a director at a meeting of stockholders must deliver written notice to our corporate secretary. This notice must contain, as to each nominee, all of the information relating to such individual as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must execute a written questionnaire providing the requested information about the background and qualifications of such individual and a written representation and agreement that such person (i) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Fund in connection with service or action as a director that has not been disclosed to the Fund, (ii) is and will be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines, (iii) will serve as director of the Fund if elected and will notify the Fund simultaneously with the stockholder the nominee’s actual or potential unwillingness or inability to so serve, and (iv) does not need any permission or consent from any third party, including any employer or any other board or governing body on which such nominee serves, to serve as director of the Fund, if elected, that has not been obtained.
In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, whether the individual (1) is of high character and integrity; (2) is accomplished in his or her respective fields, with superior credentials and recognition; (3) has relevant expertise and experience upon which to be able to offer advice and guidance to management; (4) has sufficient time available to devote to the Fund’s affairs; (5) is able to work with the other members of the Board and contribute to the Fund’s success; (6) can represent the long-term interests of the Fund’s stockholders as a whole; and (7) is selected such that the Board represents a range of backgrounds and experience.
The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying nominees. In determining whether to recommend a nominee, the nominating and corporate governance committee considers and discusses diversity of skills, experience and perspective, among other factors, with a view toward the needs of the Board as a whole.
A copy of the charter of the nominating and corporate governance committee is available in print to any common stockholder who requests it, and it is also available on the Fund’s website at
www.crescentprivatecredit.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Compensation of Directors
Our directors who do not also serve in an executive officer capacity for us or our investment adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person
board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Kathleen S. Briscoe, Susan Yun Lee and Martha Solis Turner. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

		Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Audit	Nominating and Corporate Governance	Committee Meeting Fee	Special Meeting Fee
$50,000 (NAV up to $1 billion)	$2,500	$7,500	None	$1,000	$500
$75,000 (NAV $1 billion to $2 billion)	$2,500	$7,500	None	$1,000	$500
$100,000 (NAV greater than $2 billion)	$2,500	$7,500	None	$1,000	$500
We also reimburse each of the directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
The table below sets forth the compensation received by each director from the Fund and the Fund Complex for service during the fiscal year ended December 31, 2025:

Name of Director	Aggregate Compensation Paid in Cash by the Fund	Aggregate Compensation Paid in Cash by the Fund Complex(1)
Kathleen S. Briscoe	$61,500	$220,175
Martha Solis-Turner	$65,000	$111,800
Susan Yun Lee	$72,620	$238,130
Jason A. Breaux	None	None
Christopher G.Wright	None	None

(1)	As of the date of this prospectus, the Fund Complex consists of the Fund, CCAP, CCS IX BDC and CCS IX BDC.
We will not pay compensation to our directors who also serve in an executive officer capacity for us or our investment adviser.
Staffing
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Crescent Cap NT Advisors, LLC, and our administrator, CCAP Administration LLC, each of which is an affiliate of Crescent, pursuant to the terms of our Investment Advisory and Management Agreement and our Administration Agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, we do not have a formal employee relations policy.
Compensation of Executive Officers
None of our officers will receive direct compensation from us. A portion of the compensation of certain of our officers (including any chief compliance officer, chief financial officer, chief accounting officer, general counsel and secretary) will be paid by our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us; provided that such reimbursement does not conflict with Section 7.8 of our charter. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our administrator.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, conflicts of interest, expenses and performance of service providers to the Fund. Among other things, the Board approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.
Under our bylaws, the Board may designate one of the directors as a chairperson to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the Board. The Board has appointed Jason A. Breaux to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with our investment adviser, counsel and other directors generally between meetings. The chairperson serves as a key point person for dealings between management and the directors. The chairperson also may perform such other functions as may be delegated by the Board from time to time. The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight.
The Board believes that its leadership structure is the optimal structure at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight.
Board Role in Risk Oversight
The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its two standing committees, which report to the entire Board and are comprised solely of independent directors, (2) by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Fund’s investment adviser regarding risk management, including reports on cybersecurity.
As described above in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Fund’s systems of internal controls over financial reporting, audits of the Fund’s financial statements and disclosure controls and procedures, assisting the Board in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the Board or to stand for election by the Fund’s stockholders, reviewing the Fund’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.

The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Fund’s Chief Compliance Officer to monitor risk in accordance with the Fund’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.
The Fund believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Fund must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after each time it incurs indebtedness, the Fund generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Fund is subject to restrictions on its ability to engage in transactions with Crescent and its affiliates. In addition, the Fund intends to elect to be treated as a RIC under the Code. As a RIC the Fund must, among other things, meet certain source of income and asset diversification requirements.
The Fund believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Fund’s independent directors, through the two fully independent Board committees, executive sessions with each of the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. The Board does not have a lead independent director. All of the independent directors serve as members of each committee of the Board, which the independent directors believe allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the independent directors recognize that having a lead independent director may in some circumstances help coordinate communications with management, and otherwise assist a board in the exercise of its oversight duties, the independent directors believe that, because of the relatively small size of the Board, the ratio of independent directors to interested directors, and the good working relationship among the Directors, it is not necessary to designate a lead independent director at this time.
The Fund believes that board roles in risk oversight must be evaluated on a case-by-case
basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines
the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.

PORTFOLIO MANAGEMENT
Crescent Cap NT Advisors, LLC serves as our investment adviser. Our investment adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, our investment adviser manages the day-to-day
operations of, and provide investment advisory and management services to, us.
Investment Personnel
Our senior staff of investment personnel currently consists of the members of the Investment Committee, who we consider to be the Fund’s portfolio managers. The Investment Committee is currently comprised of Raymond Barrios, Jason A. Breaux, Kimberly Grant, Eric Hall and Christopher G. Wright. Our investment adviser may retain additional investment personnel in the future based upon its needs.

Name	Position	Length of Service with Crescent (years)	Principal Occupation(s) During Past Five Years
Raymond Barrios	President of the Fund, Managing Director of Crescent	Since 2008	President of the Fund, Managing Director of CCAP and Crescent, focusing on private credit.

Jason A. Breaux	Director and Chair of the Board of the Fund, Managing Director of and Head of Private Credit at Crescent, member of Crescent’s Operating and Executive Committees	Since 2000	Head of Private Credit at Crescent (2025 – present), member of Crescent’s Operating Committee (2025 – present) and Executive Committee, Chief Executive Officer of CCAP, Chairman of Crescent Cap Advisors, LLC’s investment committee, and Managing Director of Crescent within private credit (prior to 2025).

Kimberly Grant	Managing Director of Crescent	Since 2005	Serves on Crescent Cap NT Advisors, LLC’s investment committee, Managing Director of Crescent within private credit.

Eric Hall	Chief Executive Officer of the Fund, Managing Director of Crescent	Since 2007	Chief Executive Officer of the Fund, Managing Director of Crescent within private credit.

Christopher G. Wright	Director of the Fund, President of Crescent, member of Crescent’s Operating and Executive Committees	Since 2001	President of Crescent (2025 – present), member of Crescent’s Operating and Executive Committees, Managing Director of Crescent within private credit (prior to 2025).

The table below shows the dollar range of our Common Shares owned by the portfolio managers as of December 31, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in Crescent Private Credit Income Corp. (1)
Raymond Barrios	None
Jason A. Breaux	None
Kimberly Grant	None
Eric Hall	None
Christopher G. Wright	None

(1)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies and BDCs, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies and BDCs, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Raymond Barrios
Registered investment companies/ Business development companies	1	$1,034	1	$1,034
Other pooled investment vehicles	0	$ 0	0	$ 0
Other accounts	0	$ 0	0	$ 0
Jason A. Breaux
Registered investment companies / Business development companies	2	$2,869	2	$2,869
Other pooled investment vehicles	21	$5,019	21	$5,019
Other accounts	4	$2,133	4	$2,133
Kimberly Grant
Registered investment companies / Business development companies	1	$1,034	1	$1,034
Other pooled investment vehicles	0	$ 0	0	$ 0
Other accounts	0	$ 0	0	$ 0
Eric Hall
Registered investment companies / Business development companies	1	$1,034	1	$1,034
Other pooled investment vehicles	0	$ 0	0	$ 0
Other accounts	0	$ 0	0	$ 0

Type of Account	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Christopher G. Wright
Registered investment companies / Business development companies	2	$2,869	2	$2,869
Other pooled investment vehicles	38	$14,771	38	$14,771
Other accounts	12	$4,065	4	$2,133
Our Investment Adviser
Investment Committee
The Investment Committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our investment adviser on our behalf, including by making determinations concerning the credit quality of any unrated securities in which the Fund may invest. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by our investment adviser and monitors the performance of our investment portfolio. The day-to-day
management of investments approved by the Investment Committee are be overseen by investment personnel.
Members of the Investment Committee Who Are Not Our Directors or Executive Officers
Below is biographical information relating to the members of the Investment Committee, other than Jason A. Breaux, Raymond Barrios, Eric Hall and Christopher G. Wright. For biographical information relating to Jason A. Breaux, Raymond Barrios, Eric Hall and Christopher G. Wright, please see “Management of the Fund—Biographical Information.”
Kimberly Grant
serves as a Managing Director of Crescent focusing on junior debt. Prior to joining Crescent in 2005, Ms. Grant served as an Associate of Rustic Canyon Ventures. From 1998 to 2000, Ms. Grant was a member of the West Coast Generalist Group of Credit Suisse First Boston. Ms. Grant is a current or former member or observer of the Board of numerous private companies. Ms. Grant received an M.B.A. from Harvard University and her B.B.A. from the University of Notre Dame.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND ADMINISTRATION AGREEMENT
Crescent Cap NT Advisors, LLC is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025. Our investment adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board and in accordance with the Investment Company Act, our investment adviser manages our day-to-day
operations and provides investment advisory services to us.
Management Services
Crescent Cap NT Advisors LLC provides investment advisory services to us and our portfolio companies pursuant to the Investment Advisory and Management Agreement. Under the terms of the Investment Advisory and Management Agreement, our investment adviser is responsible for (i) managing the investment and reinvestment of our assets in accordance with (A) the investment objective, policies and restrictions set forth herein, (B) the Investment Company Act, the Investment Advisers Act and all other applicable federal and state law and (iii) our charter and bylaws, as such may be amended from time to time, (ii) determining the composition of our investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes, (iii) identifying, evaluating and negotiating the structure of our investments (including performing diligence on prospective portfolio companies), (iv) executing, closing, servicing and monitoring our investments, (v) determining the securities and other assets we will purchase, retain and sell, (vi) providing us with such other investment advisory, research and related services as we may, from time to time reasonably require for the investment of our funds and disposition of such investments and (vii) submitting to officials or agencies administering the securities laws of a state such reports and statements required to be distributed pursuant to the Investment Advisory and Management Agreement, this prospectus and applicable federal and state law.
Compensation of Our Investment Adviser
Our investment adviser’s services under the Investment Advisory and Management Agreement are not exclusive, and our investment adviser is free to furnish similar or other services to others so long as its services to the Fund are not impaired. Under the terms of the Investment Advisory and Management Agreement, our investment adviser is entitled to receive a base management fee and may also receive incentive fees, as discussed below. The cost of both the management fee and the incentive fee will ultimately be borne by the stockholders.
Our investment adviser waived its base management fee from inception through April 30, 2024 and began charging its base management fee on the value of our net assets as of May 1, 2024 on the terms set forth in the Investment Advisory and Management Agreement. Our investment adviser voluntarily waived incentive fees from inception through December 31, 2025.
Base Management Fee
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of calculating the management fee under the Investment Advisory and Management Agreement, net assets means our total net assets, determined on a consolidated basis in accordance with GAAP, and appropriately adjusted for any share issuances or repurchases during the current calendar month. For example, assuming there were 30 days in a calendar month, if we sold shares on the first day of the month, our NAV for such month would give effect to the net proceeds of the issuance for the 30 days of the month during which the additional shares were outstanding. If we repurchased shares on the 25th day of the month, our NAV for such month would give effect to the repurchase for the five days of the month during which such shares were no longer outstanding. For the first calendar month in which the Fund had operations, May 2023, net assets were measured as the beginning net assets as of the effective date of the initial Investment Advisory and Management Agreement. Substantial additional fees and expenses may also be charged by the administrator to the Fund, which is an affiliate of the investment adviser, for our allocable portion of overhead expenses under the Administration Agreement.

For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Fund incurred management fees of $3,797,000, $1,979,000 and $590,000, respectively, of which $58,000, $585,000 and $590,000, respectively, were voluntarily waived by our investment adviser. As of December 31, 2025, 2024 and 2023, $1,313,000, $545,000 and $0 of management fees, respectively, were unpaid.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.
Incentive Fee Based on Income
The portion based on our income is based on
pre-incentive
fee net investment income, as defined in the Investment Advisory and Management Agreement, for the quarter.
“Pre-incentive
fee net investment income” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the base management fee, expenses payable under the Administration Agreement entered into between us and our administrator, and any interest expense or fees on any credit facilities or outstanding debt and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee and any stockholder servicing and/or distribution fees).
Pre-incentive
fee net investment income returns include, in the case of investments with a deferred interest feature (such as market or original issue discount, debt investments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.
Pre-incentive
fee net investment income returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from pre-incentive
fee net investment income.
Pre-incentive
fee net investment income returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). The income-based incentive fee is charged on income earned by the Fund prior to distribution to investors.
We pay our investment adviser an incentive fee quarterly in arrears with respect to our pre-incentive
fee net investment income in each calendar quarter as follows:

•
No incentive fee based on
pre-incentive
fee net investment income in any calendar quarter in which our pre-incentive
fee net investment income does not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of our
pre-incentive
fee net investment income with respect to that portion of such pre-incentive
fee net investment income, if any, that exceeds the hurdle rate but is less than a rate of return of 1.4286% (5.714% annualized). We refer to this portion of our pre-incentive
fee net investment income (which exceeds the hurdle rate but is less than 1.4286%) as the
“catch-up.”
The
“catch-up”
is meant to provide our investment adviser with approximately 12.5% of our pre-incentive
fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.4286% in any calendar quarter; and

•
12.5% of the dollar amount of our
pre-incentive
fee net investment income, if any, that exceeds a rate of return of 1.4286% (5.714% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all pre-incentive fee net investment income thereafter are allocated to our investment adviser.
For the purposes of calculating the incentive fee under the Investment Advisory and Management Agreement, these calculations are appropriately prorated and adjusted for any share issuances or repurchases during the relevant quarter, if applicable. For example, assuming there were 90 days in a calendar quarter, if we sold shares on the 31st day of the quarter, our pre-incentive
fee net investment income returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, for such quarter would give effect to the net proceeds of the issuance for the 60 days of the quarter during which the additional shares were outstanding. If we repurchased shares on the 85th day of the quarter, our pre-incentive
fee net investment income returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, for such quarter would give effect to the repurchase for the five days of the month during which such shares were no longer outstanding.
The following is a graphical representation of the calculation of the income based fee:
Pre-Incentive
Fee Net Investment Income
(expressed as a percentage of the value of net assets)

For the year ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Fund incurred income incentive fees of $2,875,000, $879,000 and $198,000, respectively, all of which were voluntarily waived by our investment advisor. As of December 31, 2025, 2024 and 2023, no income incentive fees were unpaid.
Allocated to Quarterly Incentive Fee
You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive
fee net investment income. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive pre-incentive
fee net investment income in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
Incentive Fee Based on Capital Gains
The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees, as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to our investment adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory and Management Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Investment Advisory and Management Agreement will be appropriately prorated for any partial period and adjusted for any share issuances or repurchases during the relevant quarter.
Examples of Quarterly Incentive Fee Calculation
Example 1: Income Related Portion of Incentive Fee
(*)
:
Alternative 1:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle
(1)
= 1.25%
Base management fee
(2)
= 0.3125%
Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3)
= 0.20%
Pre-incentive
fee net investment income
(investment income—(base management fee + other expenses)) = 0.7375%
Pre-incentive
fee net investment income does not exceed the hurdle amount; therefore, there is no incentive fee.
Alternative 2:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 1.90%
Hurdle
(1)
= 1.25%
Base management fee
(2)
= 0.3125%
Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3)
= 0.20%
Pre-Incentive
Fee Net Investment Income
(investment income—(base management fee + other expenses)) = 1.3875%

Incentive fee	= 12.5% x pre-incentive fee net investment income, subject to “catch-up” (4)
= 1.3875%—1.25%
= 0.1375%
= 100% x 0.1375%
= 0.1375%

Alternative 3:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 3.00%
Hurdle
(1)
= 1.25%
Base management fee
(2)
= 0.3125%
Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3)
= 0.20%
Pre-Incentive
Fee Net Investment Income
(investment income—(base management fee + other expenses)) = 2.4875%

Incentive fee	= 12.5% x pre-incentive fee net investment income, subject to “catch-up” (4)
Incentive fee	= 100% x “catch-up” (4) + (12.5% x (Pre-Incentive Fee Net Investment Income—1.4286%))
Catch-up = 1.4286%—1.25%
= 0.1786%
Incentive Fee	= (100% x 0.1786%) + (12.5% x (2.4875%—1.4286%))
= 0.1786% + (12.5% x 1.0589%)
= 0.1786% + 0.1324%
= 0.3110%

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 5.0% annualized hurdle rate.
(2)	Represents 1.25% annualized base management fee.
(3)	Hypothetical other expenses. Excludes offering expenses.
(4)
The
“catch-up”
provision is intended to provide the investment adviser with an incentive fee of 12.5% on all of the Fund’s pre-incentive
fee net investment income as if a hurdle rate did not apply when the Fund’s pre-incentive
fee net investment income exceeds 1.4286% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:
Alternative 1
Assumptions
Year 1 = no net realized capital gains or losses
Year 2 = 6% realized capital gains and 1% realized capital losses and unrealized capital depreciation, capital gain incentive fee = 12.5% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	= 12.5% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 12.5% x (6%—1%)
= 12.5% x 5%
= 0.625%

GAAP Incentive Fee on Cumulative Unrealized Capital Appreciation
The Fund accrues, but does not pay, a portion of the incentive fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Fund is required to accrue an incentive fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the incentive fee based on capital gains, the Fund considers the cumulative aggregate unrealized capital appreciation in the calculation, since an incentive fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Advisory and Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Fund records a capital gains incentive fee equal to 12.5% of such amount, minus the aggregate amount of actual incentive fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.
For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Fund recorded capital gains based incentive fees of $140,000, $151,000 and $172,000, respectively, all of which were voluntarily waived by our investment adviser. Because our investment adviser has agreed to voluntarily waive all incentive fees for the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Fund recorded (reversed) a corresponding waiver of capital gains based incentive fees of $(140,000), $(151,000) and $(172,000), respectively. There was no capital gains incentive fee actually paid to our investment adviser as calculated under the Investment Advisory and Management Agreement for the fiscal year ended December 31, 2025.
Organization of our Investment Adviser
Our investment adviser is Crescent Cap NT Advisors, LLC, a Delaware limited liability company, that is registered as an investment adviser under the Advisers Act. Crescent Capital Group LP is the parent company of our investment adviser. Crescent is a global credit investment manager with total assets under management of approximately $50 billion. Crescent focuses on below investment grade credit through strategies that invest in marketable and privately originated debt securities including senior bank loans, high yield bonds, as well as private senior, unitranche and junior debt securities. The principal executive offices of Crescent Cap NT Advisors, LLC is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.
Administration Agreement
Our Board, including a majority of our independent directors, also approved the renewal of our Administration Agreement with our administrator, at a board meeting held on February 11, 2026. Pursuant to the Administration Agreement, the administrator furnishes the Fund with administrative services. These services include providing us with office facilities, equipment, clerical, bookkeeping and record keeping services, maintaining financial and other records, preparing reports to stockholders and reports and other materials filed with the SEC or any other regulatory authority, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Our administrator also provides on our behalf significant managerial assistance to those portfolio companies to which the Fund is required to provide such assistance. Certain of these services are reimbursable to our administrator under the terms of the Administration Agreement. In addition, our administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties. To the extent our administrator outsources any of its functions, the Fund pays the fees associated with such functions on a direct basis, without profit to our administrator. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party. For the years ended December 31, 2025 and 2024, and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Fund incurred administrative services expenses of $1,339,000, $1,475,000 and $571,000, respectively. As of December 31, 2025, 2024 and 2023, $223,000, $229,000 and $697,000, respectively, were payable to our administrator. In addition to administrative services expenses, the payable balances may include other operating expenses paid by our administrator on behalf of the Fund.
No person who is an officer, director or employee of our administrator or its affiliates and who serves as a director receives any compensation for his or her services as a director. However, we reimburse our administrator (or its affiliates) for an allocable portion of the costs, expenses, compensation and benefits paid by our administrator or its affiliates to our chief compliance officer, chief financial officer, general counsel and secretary, their respective staffs and operations personnel who provide services to us; provided that such reimbursement does not conflict with Section 7.8 of our charter. The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to our administrator. Directors who are not affiliated with our administrator or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings.
Certain Terms of the Investment Advisory and Management Agreement and Administration Agreement
The Administration Agreement has been approved by our Board, including a majority of our Independent Directors. Unless earlier terminated as described below, the Administration Agreement will remain in effect until May 3, 2027 and will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board, and (ii) the vote of a majority of our Independent Directors. The Administration Agreement will automatically terminate in the event of assignment. The Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.
The Investment Advisory and Management Agreement has been approved by our Board, including a majority of our Independent Directors. Unless earlier terminated as described below, the Investment Advisory and Management Agreement will remain in effect until May 3, 2027 and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of our Board, or the vote of a majority of our outstanding voting securities and (b) the vote of a majority of our Independent Directors. The Investment Advisory and Management Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of stockholders holding a majority of the outstanding voting securities of the Fund, or by the vote of the Fund’s directors or by our investment adviser on 120 days’ written notice. Our investment adviser may not voluntarily withdraw as the investment adviser unless such withdrawal would not affect the tax status of the Fund and would not materially affect the stockholders of the Fund. We may terminate the investment adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated investment adviser’s interest, determined by agreement of the terminated investment adviser and the Fund. If the Fund and the investment adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the investment adviser and the Fund. The method of payment to the terminated investment adviser must be fair and must protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest
bearing unsecured promissory note with principal payable, if at all, from payments that the investment adviser otherwise would have received under the Investment Advisory and Administration Agreement had the investment adviser not been terminated. When the termination is involuntary (e.g. not agreed to by the investment adviser), the method of payment will be presumed to be fair if it provides for an interest-bearing promissory note maturing in not less than five years with equal installments each year. The Investment Advisory and Management Agreement will automatically terminate in the event of assignment.
Our investment adviser and our administrator have not assumed any responsibility to the Fund other than to render the services called for under each of the Investment Advisory and Management Agreement and Administration Agreement, respectively. Our investment adviser and administrator will not be responsible for any action of the Board in following or declining to follow either our investment adviser’s or our administrator’s advice or recommendations. Under the Investment Advisory and Management Agreement and Administration

Agreement, our investment adviser and our administrator, respectively, and each of their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our investment adviser or our administrator, and any person controlling or controlled by our investment adviser or our administrator will not be liable to the Fund, any subsidiary of the Fund, the directors, stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory and Management Agreement and Administration Agreement, respectively, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that our investment adviser and our administrator owe to the Fund under the Investment Advisory and Management Agreement and Administration Agreement, respectively. In addition, as part of each of the Investment Advisory and Management Agreement and Administration Agreement, the Fund has agreed to indemnify our investment adviser and our administrator, respectively, and each of their officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our investment adviser, from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with the Fund’s business and operations or any action taken or omitted on the Fund’s behalf pursuant to authority granted by each of the Investment Advisory and Management Agreement and Administration Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under each of the Investment Advisory and Management Agreement and Administration Agreement. These protections may lead each of our investment adviser and our administrator to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.
U.S. federal and state securities laws may impose liability under certain circumstances on persons who act in good faith. Nothing in the Investment Advisory and Management Agreement or Administration Agreement will constitute a waiver or limitation of any rights that the Fund may have under any applicable law.
Payment of Our Expenses Under the Investment Advisory and Management Agreement and Administration Agreements
The Fund’s primary operating expenses include the payment of management fees and incentive fees to our investment adviser under the Investment Advisory and Management Agreement, as amended, our allocable portion of overhead expenses under the Administration Agreement with our administrator and other operating costs described below. The management and incentive fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other out-of-pocket
costs and expenses of our operations and transactions, including:

(a)	“organization and offering expenses” of the Fund associated with this offering, as provided for in Conduct Rule 2310(a)(12) of FINRA;

(b)	calculating the Fund’s NAV (including the cost and expenses of any independent valuation firms or pricing services);

(c)
fees and expenses, including travel expenses, incurred by our investment adviser or payable to third parties, including agents, consultants or other advisors, in performing due diligence on prospective portfolio companies, monitoring the Fund’s investments (including the cost of consultants hired to develop technology systems designed to monitor the Fund’s investments) and, if necessary, enforcing the Fund’s rights;

(d)	costs and expenses related to the formation and maintenance of entities or special purpose vehicles to hold assets for tax, financing or other purposes;

(e)
expenses related to consummated and unconsummated portfolio investments including, without limitation any reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments, including expenses relating to unconsummated investments that may have been attributable to co-investors
had such investments been consummated;

(f)
debt servicing (including interest, fees and expenses related to the Fund’s indebtedness) and other costs arising out of borrowings, leverage, guarantees or other financing arrangements, including, but not limited to, the arrangements thereof;

(g)	offerings of the Fund’s Common Shares and the Fund’s other securities;

(h)	costs of effecting sales and repurchases of the Fund’s Common Shares and other securities, if any;

(i)	the Base Management Fee and any Incentive Fee (each as defined in the Investment Advisory and Management Agreement);

(j)	dividends and other distributions on the Fund’s Common Shares;

(k)	administration fees and/or expenses payable to our administrator under the Administration Agreement;

(l)	fees payable, if any, under any distribution manager, intermediary manager or selected intermediary agreements;

(m)	fees payable under the Fund’s distribution and stockholder servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act;

(n)
fees and expenses incurred in connection with the services of representatives, depositories, paying agents, transfer agents, escrow agents, distribution agents, trustees, rating agencies and custodians;

(o)	the allocated costs incurred by our administrator in providing managerial assistance to those portfolio companies that request it;

(p)
other expenses incurred by our investment adviser, our administrator, any sub-administrator
or the Fund in connection with administering its business, including payments made to third-party providers of goods or services and payments to our administrator that will be based upon the Fund’s allocable portion of overhead;

(q)
amounts payable to third parties, including representatives, depositories, paying agents, agents, consultants or other advisors, relating to, or associated with, evaluating, making and disposing of investments (excluding amounts payable to any
Sub-Advisor
(as defined in the Investment Advisory and Management Agreement) and payments to third-party vendors for financial information services and costs associated with meeting potential sponsors);

(r)	fees and expenses associated with marketing efforts associated with the offer and sale of the Fund’s securities (including attendance at investment conferences and similar events);

(s)	brokerage fees and commissions;

(t)	federal, state and local registration fees, including those contemplated by the AIFM Directive or any national private placement regime in any jurisdiction;

(u)
all costs of registration and qualifying the Fund’s securities pursuant to the rules and regulations of the SEC or any other regulatory authority, including those contemplated by the AIFM Directive or any national private placement regime in any jurisdiction;

(v)	federal, state and local taxes;

(w)	independent director fees and expenses;

(x)
costs associated with the Fund’s reporting and compliance obligations under the Investment Company Act, applicable U.S. federal and state securities laws, including compliance with the Sarbanes-Oxley Act, and the AIFM Directive or any national private placement regime in any jurisdiction (including any reporting required in connection with Annex IV of the AIFM Directive);

(y)
costs of preparing and filing reports or other documents required by governmental bodies (including the SEC) and any agency administering the securities laws of a state, and the compensation of professionals responsible for the foregoing;

(z)
costs associated with individual or group stockholders, including the costs of any reports, proxy statements or other notices to the Fund’s stockholders, including printing costs and the costs of investor relations personnel responsible for the foregoing and related matters;

(aa)	costs of holding Board meetings and stockholder meetings, and the compensation of professionals responsible for the foregoing;

(bb)	the Fund’s fidelity bond;

(cc)	outside legal expenses;

(dd)
accounting expenses (including costs and fees of the Fund’s independent accounting firm and fees, disbursements and expenses related to the audit of the Fund and the preparation of the Fund’s tax information);

(ee)	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

(ff)	costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute, and indemnification and other non-recurring or extraordinary expenses;
(gg) direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, audit and legal costs;
(hh) dues, fees and charges of any trade association of which the Fund is a member;

(ii)	costs of hedging, including the use of derivatives by the Fund;
(jj) costs associated with investor relations efforts;
(kk) proxy voting expenses;
(ll) costs of information technology and related costs, including costs related to software, hardware and other technological systems (including specialty and custom software);
(mm) fees, costs and expenses of winding up and liquidating the Fund’s assets;
(nn) costs of preparing financial statements and maintaining books and records; and
(oo) all other expenses reasonably incurred by the Fund, our administrator or any sub-administrator
in connection with administering the Fund’s business.
From time to time, our investment adviser, our administrator, or their respective affiliates, may pay third-party providers of goods or services. We will reimburse our investment adviser, our administrator, or such affiliates thereof for any such amounts paid on our behalf. Each of our investment adviser or our administrator will waive its right to be reimbursed in the event that such reimbursements would cause any distributions to the Fund’s common stockholders to constitute a return of capital to stockholders. All of these expenses will ultimately be borne by the Fund’s common stockholders.
Board Approval of the Investment Advisory and Management Agreement
Our Board, including our independent directors, initially approved the Investment Advisory and Management Agreement at a board meeting held on January 3, 2023 and the amended and restated Investment Advisory and Management Agreement currently in place at a board meeting held on August 27, 2024. Our Board, including a majority of our independent directors, most recently approved the renewal of our Investment Advisory and Management Agreement at a board meeting held on February 11, 2026. In reaching a decision to approve the Investment Advisory and Management Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by our investment adviser;

•	the proposed investment advisory fee rates to be paid by the Fund to our investment adviser;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory and Management Agreement; and

•	the organizational capability and financial condition of our investment adviser and its affiliates.
Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested
directors, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory and Management Agreement as being in the best interests of our common stockholders.
Prohibited Activities
Our activities are subject to compliance with the Investment Company Act. In addition, our charter prohibits the following activities among us, our investment adviser and its affiliates:

•
We may not purchase or lease assets in which our investment adviser or any of its affiliates has an interest unless (i) the transaction occurred at our formation, we fully disclose the terms of the transaction to our common stockholders and the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•
Our investment adviser and its affiliates may not acquire assets from us unless (i) approved by our common stockholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the Investment Company Act or an exemptive order under the Investment Company Act issued to us by the SEC;

•
We may not lease assets to our investment adviser or its affiliates unless the transaction occurs at our formation, we disclose the terms of the transaction to our common stockholders and such terms are fair and reasonable to us;

•
We may not make any loans, credit facilities, credit agreements or otherwise to investment adviser or its affiliates except for the advancement of funds as permitted by our charter or unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets from our affiliates in exchange for our Common Shares;

•
We may not pay a commission or fee, either directly or indirectly to our investment adviser or its affiliates in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets, except as otherwise permitted under the Investment Company Act or exemptive relief granted by the SEC pursuant thereto, or by a determination of the SEC or its staff under the Investment Company Act;

•	Our investment adviser may not charge duplicate fees to us; and

•	Our investment adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Investment Advisory and Management Agreement, our investment adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

License Agreement
We have entered into a license agreement with Crescent, pursuant to which we have been granted a non-exclusive,
royalty-free license to use the name “Crescent Capital”. Under this agreement, we will have a right to use the Crescent name for so long as Crescent Cap NT Advisers, LLC remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Crescent Capital” name.
Compliance with the Omnibus Guidelines Published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our charter prohibits our investment adviser from: (i) receiving or accepting any rebate, give-ups
or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our investment adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential stockholder; provided, however, that our investment adviser may pay a registered broker or other properly licensed agent sales commissions or other standard compensation (including cash compensation and non-cash
compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the investment adviser’s own assets, including those amounts paid to the investment adviser under the Investment Advisory and Management Agreement.
Commingling
The investment adviser may not permit our funds to be commingled with the funds of any other entity.

POTENTIAL CONFLICTS OF INTEREST
The following represents the known inherent or potential conflicts of interest that should be considered by prospective investors before subscribing for the Common Shares. We have entered into the Investment Advisory and Management Agreement and the Expense Support and Conditional Reimbursement Agreement with our investment adviser, a subsidiary of Crescent, an entity in which certain directors and officers of the Fund and members of the investment committee of the investment adviser may have indirect ownership and pecuniary interests. Pursuant to the Investment Advisory and Management Agreement, we pay Crescent Cap NT Advisers, LLC a management fee and an incentive fee. See “Investment Advisory and Management Agreement and Administration Agreement—Compensation of Our Investment Adviser” for a description of how the fees payable to our investment adviser will be determined. Pursuant to our Administration Agreement, we reimburse CCAP Administration LLC, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by CCAP Administration LLC in performing its obligations under the Administration Agreement. See “Investment Advisory and Management Agreement and Administration Agreement—Administration Agreement” for a description of how the expenses reimbursable to our administrator will be determined. The Expense Support and Conditional Reimbursement Agreement is intended to ensure that no portion of our distributions to stockholders will represent a return of capital to stockholders for tax purposes. See Management’s Discussion and Analysis of Financial Condition and Results of Operations—Components of Operations—Expense Support and Conditional Reimbursement Agreement” for additional information regarding the Expense Support and Conditional Reimbursement Agreement.
Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Crescent funds and accounts, Crescent and other Crescent-affiliated entities. Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds and accounts managed by our investment adviser or its affiliates, including Crescent. These officers and directors, along with our investment adviser, and other key personnel, will devote such portion of their time to our affairs as is required for the performance of their duties, but they are not required to devote all of their time to us. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our common stockholders’ best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of our investment adviser’s investment committee may have significant responsibilities for other Crescent funds and accounts. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the Investment Advisory and Management Agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by our investment adviser or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles.
Our investment adviser has adopted an investment allocation policy designed to ensure that all investment opportunities are, to the extent practicable, allocated among its clients on a basis that over a period of time is fair and equitable to each client relative to other clients as well as a co-investment
policy designed to ensure fair allocation of
co-investment
opportunities amongst its clients. Certain Crescent vehicles may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by the Fund, and our executive officers, certain of our directors and members of the investment committee of the investment adviser also serve as officers or principals of other investment managers affiliated with Crescent that currently, and may in the future, manage such Crescent vehicles that have investment objectives similar to our investment objectives. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Crescent and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment vehicles managed by investment managers affiliated with Crescent (including our investment adviser). In addition, there may be conflicts in the allocation of investments among us and the vehicles managed by investment managers affiliated with Crescent (including our investment adviser), including investments made pursuant to the
Co-Investment
Exemptive Order. Further, such other Crescent-managed vehicles may hold positions in portfolio companies in which the Fund has also invested. Such investments may raise potential conflicts of interest between the Fund and such other Crescent-managed vehicles, particularly if the Fund and such other Crescent-managed vehicles invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Crescent-managed vehicles that are adverse to the Fund’s interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company. See “Risk Factors—Risks Relating to Our Business and Structure—Our investment adviser, the investment committee of our investment adviser, Crescent and their affiliates, officers, directors and employees may face certain conflicts of interest.” Our investment adviser has adopted a conflicts of interest policy to resolve conflicts that may arise through investments in different parts of the capital structure of a portfolio company. Per the conflicts of interest policy, if a portfolio manager of a Crescent-managed vehicle (i) becomes aware of a potential or actual conflict between two or more groups holding different securities in a distressed portfolio company or (ii) decides to take an active role in a workout or restructuring that could create an actual conflict, then he or she should notify senior management, who will convene a meeting of the appropriate persons (including the chief compliance officer) to analyze and review the situation so it can be resolved in the best interests of the Crescent Clients holding such different securities and minimize conflicts.
Co-Investment
Opportunities
As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with entities with which we may be restricted from doing so under the Investment Company Act, such as our investment adviser and its affiliates.
Our investment adviser has, and its affiliates have, received the
Co-Investment
Exemptive Order from the SEC that permits us and other BDCs and registered closed-end
management investment companies managed by Crescent to
co-invest
in portfolio companies with each other and with affiliated investment vehicles.
Co-investments
made under the
Co-Investment
Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment
transaction. We may also otherwise
co-invest
with vehicles managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures. There can be no guarantee that the exemptive relief will be further extended.
License Agreement
We have entered into a license agreement with Crescent, pursuant to which we have been granted a non-exclusive,
royalty-free license to use the name “Crescent Capital.” Under this agreement, we will have a right to use the Crescent name for so long as Crescent Cap NT Advisers, LLC remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Crescent Capital” name.
Material
Non-Public
Information
Members of our investment adviser’s investment committee and other employees of our investment adviser and its affiliates may serve as directors of, or in a similar capacity with, companies in which we may invest or in which we are pursuing an investment opportunity. Through these and other relationships with a company, these individuals may obtain material non-public information
that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law, including, for example, the antifraud provisions of the federal securities laws.

Code of Conduct
As a BDC, we are subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have adopted procedures for the review, approval and monitoring of transactions that involve us and certain of our related persons. For example, we have a code of conduct that generally prohibits our executive officers or directors from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Fund. Any waiver to the code of conduct will generally only be permitted to be obtained from the Chief Compliance Officer, the chairperson of the Board or the chairperson of the audit committee and will be publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of
Regulation S-K).
For more information on restrictions on engaging in conflicted activity imposed by the Omnibus Guidelines, see “Description of Our Shares—Sales and Leases to the Fund,” “Description of Our Shares—Sales and Leases to our Investment Adviser, Directors or Affiliates,” “Description of Our Shares—Loans,” “Description of Our Shares—Commissions on Financing, Refinancing or Reinvestment” and “Description of Our Shares—Lending Practices.”

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of March 18, 2026, information with respect to the beneficial ownership of our Common Shares by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding Common Shares;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Percentage of beneficial ownership is based on of our Common Shares outstanding as of March 18, 2026.
Unless stated otherwise, the address for each individual or entity listed in the table is c/o Crescent Private Credit Income Corp., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025.

Shares Beneficially Owned
Name and Address	Number	Percentage
Interested Directors
Jason A. Breaux	None	—
Christopher G. Wright	None	—
Independent Directors
Kathleen S. Briscoe	None	—
Susan Yun Lee	None	—
Martha Solis-Turner	None	—
Executive Officers Who Are Not Directors
Eric Hall	None	—
Raymond Barrios	None	—
Kirill Bouek	None	—
Erik Barrios	None	—
George P. Hawley	None	—
Other
All Officers and Directors as a Group (10 persons)	None	—
5% Holders
Bank of Nova Scotia (1)	1,074,718	5.6%
Sun Life Financial (2)	5,874,723	30.7%
BlueArc Reporting Persons (3)	3,228,924	16.8%

(1)
Information obtained from a Schedule 13G jointly filed by 1832 Asset Management L.P. (“1832”) and MD Financial Management Inc. (“MD Financial”) on February 11, 2026 reporting share ownership as of December 31, 2025. As of December 31, 2025, (i) 1832 had sole voting power over 532,513 Shares and sole dispositive power over 667,310 Shares and (ii) MD Financial had sole voting power over 325,111 Shares and sole dispositive power over 407,407 Shares. The aggregate 1,074,718 Shares reported on such joint Schedule 13G filing, which constituted 5.6% of the Shares outstanding as of March 18, 2026 are held by or on behalf of clients of 1832 and MD Financial, asset managers and subsidiaries of Bank of Nova Scotia. The address of 1832 is Scotiabank North, 40 Temperance Street, 16th Floor, Toronto, Ontario, M5H 0B4, Canada. The address of MD Financial is 1870 Alta Vista Drive, Ottawa, Ontario, K1G 6R7, Canada.

(2)
Information obtained from a Schedule 13G/A filed on August 12, 2025 by SLC Asset Management ULC (“SLC AM ULC”), BK Canada Holdings Inc. (“BK Canada”), Sun Life Assurance Company of Canada (“Sun Life Assurance”) and Sun Life Financial Inc., the parent holding company of each of SLC AM ULC,

BK Canada and Sun Life Assurance (“Sun Life” and together with SLC AM ULC, BK Canada and Sun Life Assurance, the “Sun Life Entities”), 2025 reporting share ownership as of June 2, 2025. As of June 2, 2025, SLC AM ULC, a wholly-owned subsidiary of BK Canada, directly held 4,674,723 Common Shares and Sun Life Assurance directly held 1,200,000 Common Shares, and all of the foregoing shared voting and dispositive power of such Common Shares with Sun Life, the parent holding company of each of BK Canada and Sun Life Assurance. The address for each of the Sun Life Entities is One York Street, Toronto, Ontario, Canada, M5J 0B6.
(3)
Information obtained from a Schedule 13G/A filed on December 3, 2025 by (i) Crescent Private Credit (QP), a series of BlueArc Core Alternatives, LLC (“QP”), (ii) Crescent Private Credit (QP) (TE Onshore), a series of BlueArc Core Alternatives, LLC (“TE Onshore” and together with QP, the “BlueArc Funds”), (iii) BlueArc Core Alternatives Management, LLC, the managing member of BlueArc Core Alternatives, LLC (“BlueArc Core Alternatives Management”), (iv) BlueArc Capital Management, LLC, the sole member of BlueArc Core Alternatives Management, LLC and the Funds’ investment adviser (“BlueArc Capital Management”), and (v) Ronald Zazworsky, Jr., the managing director of the BlueArc Funds and the Chief Executive Officer of BlueArc Core Alternatives Management and BlueArc Capital Management (“Zazworsky” and together with the BlueArc Funds, BlueArc Core Alternatives Management and BlueArc Capital Management, the “BlueArc Reporting Persons”) reporting share ownership as of December 1, 2025. As of December 1, 2025, (i) QP held 2,218,894 Shares over which BlueArc Core Alternatives Management, BlueArc Capital Management and Zazworsky held shared voting and dispositive power and (ii) TE Onshore held 1,010,030 Shares over which BlueArc Core Alternatives Management, BlueArc Capital Management and Zazworsky held shared voting and dispositive power. The business address of each of the BlueArc Reporting Persons is One Buckhead Plaza, 3060 Peachtree Road, Suite 1120, Atlanta, GA 30305.

The following table sets forth the dollar range of our equity securities as of December 31, 2025. The Fund is not part of a “Family of Investment Companies,” as the term is defined in the Investment Company Act, and which includes any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

Name and Address	Dollar Range of Equity Securities in Crescent Private Credit Income Corp. (1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex (1)
Interested Directors
Jason A. Breaux	None	Over $100,000
Christopher G. Wright	None	Over $100,000
Independent Directors
Kathleen S. Briscoe	None	None.
Susan Yun Lee	None	None.
Martha Solis-Turner	None	None.

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. As of the date of this prospectus, the Fund Complex consists of the Fund, CCAP and CCS IX BDC.
(2)	The dollar range of equity securities expected to be beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000 or over $100,000.

DISTRIBUTIONS
We currently intend to pay regular monthly distributions. However, any distributions we make will be at the sole discretion of our Board, which will consider factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Maryland law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board’s discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our common stockholders of at least 90% of our taxable income and tax exempt interest. See “Description of Our Shares” and “Certain Material U.S. Federal Income Tax Considerations—Election to be Taxed as a Regulated Investment Company.”
The per share amount of distributions on Class S shares, Class D shares and Class I shares generally differ because of different class-specific stockholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and distributions on Class D shares will be lower than Class I shares because we are required to pay higher ongoing stockholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay a higher ongoing stockholder servicing and/or distribution fee with respect to Class D shares (compared to Class I shares). In this way, stockholder servicing and/or distribution fees are indirectly paid by holders of Class S shares and Class D shares, in that the stockholder servicing and/or distribution fee charged to such class is used by the Fund to compensate third-party brokers that sell Common Shares or provide services to investors who own Common Shares.
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital to stockholders or offering proceeds, and we have no limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings, return of capital to stockholders or proceeds of this offering will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Additionally, funding distributions from the sales of assets, borrowings, return of capital to stockholders or proceeds of this offering may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering, but over time, we intend to fund distributions fully from cash flow from operations.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the sole discretion of our Board.
We have not established limits on the amount of funds we may use from any available sources to make distributions, except that funds may not be advanced or borrowed for the purpose of distributions if the amount of such distributions would exceed our accrued and received revenues from the previous four quarters, less paid and accrued operating costs with respect to such revenues and costs which will be determined in accordance with generally accepted accounting principles, consistently applied unless necessary or advisable for us to qualify as a RIC under the Code. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. Our investment adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Investment Advisory and Management Agreement and Administration Agreement.”

Consistent with the Code, stockholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits, especially during the period before we have substantially invested the proceeds from this offering. As a result, a portion of the distributions we make may represent a return of capital to stockholders for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.
For a period of time following commencement of this offering, which time period may be significant, we expect substantial portions of our distributions may be funded indirectly through the reimbursement of certain expenses by our investment adviser and its affiliates, that are subject to conditional reimbursement by us within three years. Any such distributions funded through expense reimbursements are not based on our investment performance and can only be sustained if we achieve positive investment performance in future periods and/or our investment adviser or its affiliates continues to advance such expenses or waive such fees. Our future reimbursement of amounts advanced or waived by our investment adviser and its affiliates will reduce the distributions that you would otherwise receive in the future. In addition, the initial advancement of expenses or waiver of fees by our investment adviser and its affiliates pursuant to the Expense Support and Conditional Reimbursement Agreement may prevent or reduce a decline in NAV in the short term, and our reimbursement of these amounts may reduce NAV in the future. Other than as set forth in this prospectus, our investment adviser and its affiliates have no obligation to advance expenses or waive advisory fees.
We have elected to be treated, and intend to qualify annually to be treated, as a RIC under the Code. To maintain our RIC status under the Code, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our common stockholders in respect of each taxable year, as well as satisfy other applicable requirements under the Code. In addition, we generally will be required to pay a nondeductible U.S. federal excise tax equal to 4% on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income, taking into account certain deferrals and elections, recognized during a calendar year and (ii) 98.2% of our capital gain net income, as defined by the Code and adjusted for certain ordinary gains and losses, recognized during the one-year
period ending on October 31 of such calendar year and (iii) the sum of any net ordinary income and capital gains net income recognized, but not distributed, in preceding years and on which we paid no federal income tax. For these excise tax purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. The taxable income on which we pay excise tax is generally distributed to our common stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income for distribution in the following year and pay any applicable excise tax. We cannot assure you that we will achieve results that will permit the payment of any distributions. We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES
The following is a description based on relevant portions of the MGCL and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL, our charter and our bylaws for a more detailed description of the provisions summarized below.
General
Under the terms of our charter, our authorized capital stock consists solely of 300,000,000 Common Shares, of which 100,000,000 are classified as Class S shares, 100,000,000 are classified as Class D shares and 100,000,000 are classified as Class I shares. As of March 31, 2026, there were 7,027 Class S shares, 929 Class D shares and 19,157,872 Class I shares outstanding.
As permitted by the MGCL, our charter provides that a majority of the entire Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. The charter also provides that the Board may classify or reclassify any unissued Common Shares or shares of preferred stock into one or more classes or series of Common Shares or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, or terms and conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under the MGCL, our stockholders generally are not personally liable for our debts or obligations.
None of our shares of stock are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks).
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of March 31, 2026
Common Stock	300,000,000	—	19,165,828
Class S	100,000,000	—	7,027
Class D	100,000,000	—	929
Class I	100,000,000	—	19,157,872
Common Shares
Under the terms of our charter, all of our Class S shares, Class D shares and Class I shares have equal rights as to voting and, when they are issued, are duly authorized, validly issued, fully paid and non-assessable.
Dividends and other distributions may be paid to the holders of our Class S shares, Class D shares and Class I shares (which will be done pro rata among the stockholders of shares of a specific class) at the same time and in different per share amounts on such Class S shares, Class D shares and Class I shares, if, as and when authorized by our Board and declared by us out of funds legally available therefor.
Each class of our Common Shares shall represent an investment in the same pool of assets and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as each other class of Common Shares except for such differences as are clearly and expressly set forth in our charter.

Except as may be provided by our Board in setting the terms of classified or reclassified stock, our Common Shares have no preemptive, exchange or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and to the extent necessary for the Fund to qualify as a RIC under the Code or the characterization or treatment of income or loss, except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire our Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of shares of such stock or redeem any outstanding shares of stock for such price and on such other terms and conditions as may be determined by or at the direction of the Board. If the Fund rejects a transfer of Common Shares, such rejection will be affirmatively supported by an opinion of counsel. A charge may be imposed by the Fund to cover its actual, necessary and reasonable administrative and filing expenses incurred in connection with a transfer.
If you hold Common Shares for the purpose of assigning all or a portion of such Common Shares, the Omnibus Guidelines require us to provide in the assignment agreement governing the transfer to an assignee that your management shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the assignees, whether or not in your management’s possession or control, and that your management shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the assignees. In addition, the assignment agreement shall not permit the assignees to contract away the fiduciary duty owed to the assignees by your management under the common law of agency.
In the event of our liquidation, dissolution or winding up, each share of each class of our Common Shares would be entitled to be paid, out of all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time, a liquidation payment equal to the NAV per share of such class; provided, however, that if the available assets of the Fund are insufficient to pay in full the above described liquidation payment, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of each class of Common Shares ratably in the same proportion as the respective amounts that would be payable on such shares of each class of Common Shares if all amounts payable thereon were paid
in full.
Subject to the rights of holders of any other class or series of stock and except as otherwise provided in our charter, Class S shares, Class D shares and Class I shares will vote together as a single class, and each share is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of each class of Common Shares will have exclusive voting rights on any amendment of our charter (including the terms of such class of Common Shares) that would alter only the contract rights of such class of Common Shares and no holders of any other class or series of stock will be entitled to vote thereon. Except as provided with respect to any other class or series of stock, the holders of Common Shares possess exclusive voting power. There is no cumulative voting in the election of our dir ec
tors, which means that holders of a majority of the outstanding Common Shares can elect all of our directors.
Class S Shares
No upfront selling commissions are paid for sales of any Class S shares; however, if you purchase Class S shares from certain selling agents, they may directly charge you transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares.
We pay the intermediary manager selling commissions over time as a stockholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The stockholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers, and will waive stockholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares
No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain selling agents, they may directly charge you transaction or other fees in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares.
We pay the intermediary manager selling commissions over time as a stockholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The stockholder servicing and/or distribution fees are paid monthly in arrears. The intermediary manager reallows (pays) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers, and will waive stockholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.
Class I Shares
No upfront selling commissions or stockholder servicing and/or distribution fees are paid for sales of any Class I shares.
Class I shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser or Crescent or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged for a number of Class I shares with an equivalent NAV.
Other Terms of Common Shares
We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including selling commissions, the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. On the earliest of (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity that has shares listed on a national securities exchange or the sale or other disposition of all or substantially all of our assets to an entity that has shares listed on a national securities exchange or (iii) the end of the month following the termination of our primary offering in which we, with the assistance of the intermediary manager, determine that, in the aggregate, underwriting compensation from all sources in connection with this offering, including selling commissions, the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering, the applicable Class S shares or Class D shares in such common stockholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares. In addition, at the end of the month in which the intermediary manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and stockholder servicing and/or distribution fees paid with respect to Common Shares held in a common stockholder’s account that would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the intermediary manager or the applicable selling agent and set forth in the applicable agreement between the intermediary manager and the applicable selling agent at the time such Common Shares were issued), we will cease paying the stockholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such common stockholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, if not already converted as described above, the applicable Class S shares or Class D shares in such common stockholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and
Cl
ass D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.
Preferred Stock
This offering does not include an offering of preferred stock. However, under the terms of our charter, our Board may authorize us to issue shares of preferred stock in one or more classes or series without stockholder approval, to the extent permitted by the Investment Company Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to stockholders. We will not offer preferred stock to our investment adviser or our affiliates except on the same terms as offered to all other stockholders.
Preferred stock could be issued with terms that would adversely affect the stockholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the Investment Company Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred stock must be approved by a majority of our independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter contains a provision which eliminates directors’ and officers’ liability to us and our common stockholders for money damages, subject to the requirements of the Investment Company Act, the limitations under Maryland law described above and certain additional limitations set forth in our charter as described below.
Our charter requires us, subject to the requirements of the Investment Company Act, the limitations under Maryland law described above and certain additional limitations set forth in our charter as described below, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer, (b) any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, trustee, member, manager or partner and (c) our investment adviser and any of its affiliates acting as our agent, in each case who is made or threatened to be made a party to, or witness in, the proceeding by reason of his, her or its service in that capacity. Our charter also permits us, with the approval of the Board, to indemnify and advance expenses to a person who served a predecessor of the Fund in any of the capacities described in (a) or (b) above and to any of our or our predecessors’ employees or agents.
However, our charter provides that, until the earlier of a listing of any or all of the Common Shares on a national securities exchange, a sale or merger in a transaction that provides stockholders with cash and/or securities of a publicly traded entity or a sale of all or substantially all of our assets for cash, listed equity securities or a combination thereof or the date we are no longer subject to the Omnibus Guidelines, our directors, our investment adviser and its or our affiliates, and any person acting as broker/dealer on our behalf, may be indemnified pursuant to our charter for losses or liability suffered by them or held harmless for losses or liability suffered by us only if all of the following conditions are met:

•	the indemnitee determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests;

•	the indemnitee was acting on our behalf or performing services for us;

•	in the case of affiliated directors or Crescent, the liability or loss was not the result of negligence or misconduct; and

•	in the case of our independent directors and any person acting as broker/dealer on our behalf, the liability or loss was not the result of gross negligence or willful misconduct.
In addition, any indemnification or any agreement to hold harmless is recoverable only out of our net assets and not from our common stockholders.
Our charter also provides that we may not provide indemnification to a director, our investment adviser or any of our investment adviser’s or our affiliates or any person acting as broker/dealer for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

•	there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the party seeking indemnification;

•	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to such party; or

•
a court of competent jurisdiction approves a settlement of the claims against such party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which our securities were offered or sold as to indemnification for violations of securities laws.

Finally, our charter provides that, until the earlier of a listing of any or all of the Common Shares on a national securities exchange, a sale or merger in a transaction that provides stockholders with cash and/or securities of a publicly traded entity or a sale of all or substantially all of our assets for cash, listed equity securities or a combination thereof or the date we are no longer subject to the Omnibus Guidelines, we may pay or reimburse reasonable legal expenses and other costs incurred by our directors, our investment adviser, affiliates of us or our investment adviser and any person acting as a broker/dealer on our behalf in advance of final disposition of a proceeding pursuant to our charter only if all of the following are satisfied:

•	the proceeding relates to acts or omissions with respect to the performance of duties or services on our behalf;

•	the indemnitee provides us with written affirmation of such indemnitee’s good faith belief that such indemnitee has met the standard of conduct necessary for indemnification;

•
the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder acting in his, her or its capacity as such, a court of competent jurisdiction approves such advancement; and

•
the indemnitee provides us with a written agreement to repay the amount paid or reimbursed, together with the applicable legal rate of interest thereon, if it is ultimately determined that such indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.

In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
In addition to the indemnification provided for in our charter, we have entered into indemnification agreements with each of our current directors and certain of our current officers and with the current members of our investment adviser’s investment committee and we intend to enter into indemnification agreements with each of our future directors, the future members of our investment committee and certain of our future officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law, our charter and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser’s investment committee in any action or proceeding arising out of the performance of such person’s services as a present or former director or officer or member of our investment adviser’s investment committee.
Provisions of the Maryland General Corporation Law and the Charter and Bylaws
The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Sales and Leases to the Fund
Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the Investment Company Act, we may not purchase or lease assets in which our investment adviser or any of its affiliates has an interest unless all of the following conditions are met: (a) the transaction occurs at our formation and is fully disclosed to the stockholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, our investment adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to our investment adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to our investment adviser apart from compensation otherwise permitted by the Omnibus Guidelines.
Sales and Leases to our Investment Adviser, Directors or Affiliates
Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to our investment adviser or any of its affiliates unless such sale is approved by the holders of a majority of our voting securities. Our charter also provides that we may not lease assets to our investment adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction occurs at our formation and is fully disclosed to the stockholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.
Loans
Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to our investment adviser or any of its affiliates.
Commissions on Financing, Refinancing or Reinvestment
Our charter provides that, unless otherwise permitted by the Investment Company Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to our investment adviser or any of its affiliates in connection with the reinvestment of cash available for distribution or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices
Our charter provides that, with respect to financing made available to us by Crescent, Crescent may not receive interest in excess of the lesser of Crescent’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. Crescent may not impose a prepayment charge or penalty in connection with such financing and Crescent may not receive points or other financing charges. In addition, Crescent is prohibited from providing financing to us with a term in excess of 12 months.
Classified Board of Directors
The Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.
Election of Directors
Our bylaws provide that the affirmative vote of a plurality of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws but may never be less than three. Our bylaws provide that a majority of our entire Board may at any time establish, increase or decrease the number of directors. However, the number of directors may never be less than three or, unless our bylaws are amended, more than fifteen. Our charter sets forth our election to be subject to the provision of Subtitle 8 of Title 3 of the MGCL (“Subtitle 8”) regarding the filling of vacancies on the Board. Accordingly, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our charter provides that a director may be removed with or without cause, as defined in our charter, by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast generally in the election of directors.
We have a total of five members of our Board, three of whom are independent directors. Our charter provides that a majority of our Board shall be independent directors, except for a period of up to 60 days, or such longer period permitted by law or the SEC or its staff, after the death, removal or resignation of an independent director pending the election of such independent director’s successor. Each director will hold office until his or her successor is duly elected and qualifies. Our Board is divided into three classes of directors with the members of each class to hold office until their successors are duly elected and qualify.
Determinations by Our Board of Directors
Our charter contains a provision that clarifies the authority of our Board to manage our business and affairs. This provision enumerates certain matters and states that the determination as to any such enumerated matters made by or pursuant to the direction of our Board not inconsistent with our charter will be final and conclusive and binding upon us and our stockholders. This provision does not alter the duties our Board owes to us or our stockholders pursuant to our charter and under Maryland law. Further, it would not restrict the ability of a stockholder to challenge an action by our Board which was taken in a manner that is inconsistent with our charter or the directors’ duties under Maryland law or which did not comply with the requirements of the provision.

Action by Stockholders
Under the MGCL, unless the charter of a corporation provides for written or electronically transmitted consent by stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take action at a stockholders meeting at which all stockholders entitled to vote on the action were present and voted, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. Our charter and bylaws provide that stockholder action may be taken without a meeting if (a) a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of the proceedings or (b) the action is advised, and submitted to the stockholders for approval, by the Board and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders at which all stockholders entitled to vote on the matter are present and voted is delivered to us in accordance with the MGCL. These provisions, combined with the requirements of our charter and bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the Board or (c) by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the meeting (and any adjournment or postponement thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board at a special meeting may be made only (a) by or at the direction of the Board or (b) provided that the special meeting has been called in accordance with our bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the meeting (and any adjournment or postponement thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring stockholders to give advance notice of nominations and other business is to afford the Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the bylaws do not give the Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our common stockholders.
Calling of Special Meetings of Stockholders
Our charter and bylaws provide that special meetings of stockholders may be called by the Board, our independent directors and certain of our officers. Additionally, our charter and bylaws provide that a special meeting of stockholders must be called by our secretary to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than 10% of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of the Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval by the stockholders of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments, including any amendment or new addition to the charter that materially alters or changes the powers, preferences or special rights of our shares so as to adversely affect them, and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that any proposal for our conversion, whether by merger or otherwise, from a closed-end
company to an
open-end
company requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter, with Common Shares and each class or series of preferred stock that is entitled to vote on the matter voting as a separate class. However, if such conversion is approved by at least two-thirds
of our continuing directors (as defined below) (in addition to approval by the Board), such proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on the matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board.
Our charter and bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws;
provided
, however, that any amendment to the bylaws that materially alters or changes the powers, preferences or special rights of the Common Shares so as to adversely affect them shall be approved by the affirmative vote of stockholders entitled to cast a majority of all votes entitled to be cast on the matter.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act (the “Control Share Acquisition Act”) discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.
Control Share Acquisitions
The Control Share Acquisition Act provides that control shares (defined as voting shares of stock which, when aggregated with other shares of stock owned or controlled by the acquiror (except solely by virtue of a revocable proxy), entitle the acquiror to exercise one of three increasing ranges of voting power in electing directors) of a Maryland corporation acquired in a control share acquisition (defined as the direct or indirect acquisition of issued and outstanding “control shares”) have no voting rights except to the extent approved by a vote of stockholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are also directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares of stock that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares of stock acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares of stock entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares of stock as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of will have the same voting rights as all of the other Common Shares. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board determines that it would be in our best interests and determines (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.
Business Combinations
Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, statutory share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year
period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds
of the votes entitled to be cast by holders of voting stock of the corporation other than shares of stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares and the consideration received is in cash or in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of and increase the difficulty of consummating any offer.
Subtitle 8
Subtitle 8 permits a Maryland corporation with a class of equity securities registered under the Exchange Act, and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL that provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•
a requirement that a vacancy on the board of directors be filled only by a vote of the remaining directors in office and for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies; and

•	a majority requirement for the calling of a stockholder-requested special meeting of stockholders.
Our charter sets forth our election to be subject to the provision of Subtitle 8 relating to the filling of vacancies on our board of directors. Through provisions in our charter and bylaws unrelated to Subtitle 8, we also (i) vest in our Board the exclusive power to fix the number of directorships, provided the number is not less than three, and (ii) have classified our Board into three classes serving staggered three-year terms.
Conflict with the Investment Company Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Maryland Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Tender Offers
Our charter provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. No stockholder may transfer any shares held by such stockholder to any person who initiates a non-compliant
tender offer unless such stockholder first offers such shares to us at the tender offer price offered in such non-compliant
tender offer. If a person makes a tender offer that does not comply with such provisions, we may seek injunctive relief, including, without limitation, a temporary or permanent restraining order. In addition, the non-complying
offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.
Exclusive Forum
Our charter provides that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division, will be the sole and exclusive forum for: (i) any Internal Corporate Claim, as such term is defined in the MGCL (other than any action arising under federal securities laws or state securities laws), including, without limitation, (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to or to our stockholders or (c) any action asserting a claim against any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws, or (ii) any action asserting a claim against any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in our stock will be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of our charter, as the same may be amended from time to time.
Restrictions on
Roll-Up
Transactions
In connection with any proposed transaction considered a
“Roll-up
Transaction” involving us and the issuance of securities of an entity that would be created or would survive after the successful completion of the
Roll-up
Transaction, an appraisal of all of our assets must be obtained from a competent independent appraiser. If the appraisal will be included in a prospectus used to offer the securities of the roll-up
entity, the appraisal must be filed with the SEC and the states. The assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and must indicate the value of the assets as of a date immediately prior to the announcement of the proposed
Roll-up
Transaction. The appraisal will assume an orderly liquidation of assets over a
12-month
period. The terms of the engagement of the independent appraiser must clearly state that the engagement is for our benefit and the benefit of our common stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, will be included in a report to stockholders in connection with any proposed
Roll-up
Transaction.
A
“Roll-up
Transaction” is a transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of another entity, or a
“Roll-up
Entity,” that would be created or would survive after the successful completion of such transaction. The term
Roll-up
Transaction does not include:

•	a transaction involving our securities that have been for at least 12 months listed on a national securities exchange; or

•
a transaction involving our conversion to a corporate, trust, or association form if, as a consequence of the transaction, there will be no significant adverse change in any of the following: stockholder voting rights of the holders of Common Shares; the term of our existence; compensation to our investment adviser or Crescent; or our investment objectives.

In connection with a proposed
Roll-up
Transaction, the person sponsoring the
Roll-up
Transaction must offer to holders of Common Shares who vote “no” on the proposal the choice of:

•	accepting the securities of a Roll-up Entity offered in the proposed Roll-up Transaction; or

•	one of the following:

•	remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of our net assets.
We are prohibited from participating in any proposed
Roll-up
Transaction:

•	that would result in the holders of Common Shares having democracy rights in a Roll-up Entity that are less than those provided in our charter relating to meetings and voting rights of stockholders;

•
that includes provisions that would operate to materially impede or frustrate the accumulation of shares of stock by any purchaser of the securities of the
Roll-up
Entity, except to the minimum extent necessary to preserve the tax status of the
Roll-up
Entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the
Roll-up
Entity on the basis of the number of shares of stock held by that investor;

•	in which investors’ rights to access of records of the Roll-up Entity will be less than those provided in the “—Access to Records” section below; or

•	in which any of the costs of the Roll-up Transaction would be borne by us if the Roll-up Transaction is rejected by the holders of Common Shares.
Access to Records
Any common stockholder is and will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and telephone numbers of our common stockholders, along with the number of Common Shares held by each of them, is maintained as part of our books and records and will be available for inspection by any common stockholder or the stockholder’s designated agent at our office. The stockholder list is updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any common stockholder who requests the list within ten days of our receipt of the request. A stockholder may request a copy of the stockholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of stockholder rights under federal proxy laws. A stockholder requesting a list will be required to pay reasonable costs of postage and duplication.
If a proper request for the stockholder list is not honored, then the requesting stockholder will be entitled to recover certain costs incurred in compelling the production of the list as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a stockholder will not have the right to, and we may require a requesting stockholder to represent that it will not, secure the stockholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting stockholder’s interest in our affairs.
Reports to Stockholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on
Form 10-Q
to all stockholders of record. In addition, we will distribute our annual report on
Form 10-K
to all stockholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to our investment adviser. These reports will also be available on our website at
www.crescentprivatecredit.com
and on the SEC’s website at
www.sec.gov
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Subject to availability, a stockholder may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on the stockholder’s subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless a stockholder elects in writing to receive documents electronically, all documents will be provided in paper form by mail. A stockholder must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges.
Documents will be available on our website. A stockholder may access and print all documents provided through this service. As documents become available, we will notify the stockholder of this by sending you an e-mail message
that will include instructions on how to retrieve the document. If our e-mail notification
is returned to us as “undeliverable,” we will contact the stockholder to obtain your updated e-mail address.
If we are unable to obtain a
valid e-mail address
for the stockholder, we will resume sending a paper copy by regular U.S. mail to such stockholder’s address of record. A stockholder may revoke its consent for electronic delivery at any time and we will resume sending such stockholder a paper copy of all required documents. However, in order for us to be properly notified, the stockholder’s revocation must be given to us in a reasonable time before electronic delivery has commenced. We will provide a stockholder with paper copies at any time upon request. Such request will not constitute revocation of a stockholder’s consent to receive required documents electronically.

DETERMINATION OF NET ASSET VALUE
The NAV per share for each class of our outstanding Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made. In calculating the value of our total assets, we take the following approach.
Investments
Loan originations are recorded on the date of the binding commitment. Investment purchased on a secondary market are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.
We value our investments in accordance with Section 2(a)(41) of the Investment Company Act and
Rule 2a-5
thereunder (“Rule
2a-5”),
which sets forth requirements for determining fair value in good faith. Pursuant to
Rule 2a-5,
our Board has designated our investment adviser as the “valuation designee” to perform fair value determinations relating to all of the Fund’s investments on behalf of the Board. Our Board oversees our investment adviser’s performance of its responsibilities, and in support of this oversight, our investment adviser provides periodic reports to our Board related to the fair valuation process. Our investment adviser will carry out its responsibilities as valuation designee principally through its valuation committee (the “Valuation Committee”) assisted by a variety of individuals and entities including, but not limited to, independent pricing services, administrative personnel, and other service providers, as appropriate. All fair value determinations will be approved by the Valuation Committee. Our Board may determine to modify its designation of our investment adviser as valuation designee at any time.
Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Fund’s Audit Committee and corroborative valuations by independent third-party valuation firms. In addition, the Fund’s independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Fund’s investment valuation process within the context of performing the audit.
As part of the valuation process for investments that do not have readily available market prices, the investment adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, the investment adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. All investments in securities are recorded at their fair value.
Valuation Procedures
The Fund applies Financial Accounting Standards Board ASC 820,
Fair Value Measurement
(ASC 820), as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, our investment adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our investment adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Fund’s Audit Committee and independent third-party valuation firms.
The SEC has adopted Rule
2a-5.
Rule
2a-5
establishes requirements for determining fair value in good faith for purposes of the Investment Company Act. Pursuant to Rule
2a-5,
the Board has designated our investment adviser as valuation designee to perform certain fair value functions, including performing fair value determinations. As required by Rule
2a-5,
our investment adviser, as valuation designee, will provide periodic fair valuation reporting and notifications on behalf of the Fund to the Board to facilitate the Board’s oversight duties.
Our investment adviser, as the valuation designee, undertakes a multi-step valuation process under the supervision of the Board, which includes, among other procedures, the following:

•	Each investment is initially valued by the investment professionals responsible for monitoring that investment.

•	Our investment adviser has established Pricing and Valuations Committees, which are responsible for reviewing and approving the fair valuation recommendations from the investment professionals.

•	The valuations of certain portfolio investments are independently corroborated by third-party valuation firms based on certain criteria including investment size and risk profile.

•	Final valuation determinations and supporting materials are provided to the Board quarterly as part of the Board’s oversight of our investment adviser as the valuation designee.
Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the NAV supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum. Investments which are valued using NAV as a practical expedient are excluded from the above hierarchy.
The Fund applies the valuation policy approved by the Board that is consistent with ASC 820. Consistent with the valuation policy, our investment adviser, in its capacity as the Board’s valuation designee, evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Fund subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, the Fund reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality. Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the unrealized gains or losses reflected herein.

PLAN OF DISTRIBUTION
General
We are offering a maximum of $3,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Emerson Equity LLC (the “intermediary manager”), a registered broker-dealer. Because this is a “best efforts” offering, the intermediary manager must only use its best efforts to sell the shares, which means that no underwriter, broker or other person will be obligated to purchase any shares. The intermediary manager is headquartered at 6860 North Dallas Parkway, Suite 210, Plano, Texas 75024.
The shares are being offered on a “best efforts” basis, which means generally that the intermediary manager is required to use only its best efforts to sell the shares and it has no firm commitment or obligation to purchase any of the shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the intermediary manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the shares, stockholders will likely have limited ability to sell their shares until there is a liquidity event for the Fund.
We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing stockholder servicing and/or distribution fees.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and directors and their immediate family members, as well as officers and employees of our investment adviser or Crescent or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S shares or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged for a number of Class I shares with an equivalent NAV. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Fund. If you are eligible to purchase all three classes of shares, then in most cases you should purchase Class I shares because participating brokers will not charge brokerage commissions on Class I shares and Class I shares have no stockholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive stockholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the intermediary manager nor its affiliates will directly or indirectly compensate any person engaged as an investment adviser or bank trust department by a potential investor as an inducement for such investment adviser or bank trust department to advise favorably for an investment in us.

The number of shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on
registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.
This offering must be registered in every state in which we offer or sell shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.
Purchase Price
Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because stockholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into an Intermediary Manager Agreement with the intermediary manager, pursuant to which the intermediary manager agreed to, among other things, manage our relationships with third-party brokers engaged by the intermediary manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The intermediary manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares. The intermediary manager may receive compensation or reimbursement of expenses from our investment adviser or its affiliates related to its services under the Intermediary Manager Agreement or for additional services as may be agreed upon by the intermediary manager and our investment adviser or its affiliates. Pursuant to a separate agreement with our adviser, upon effectiveness of the offering, the intermediary manager will be entitled to receive a fixed engagement fee of $25,000. The intermediary manager will also be entitled to receive a variable intermediary manager fee of 5 basis points that is payable on any new capital raised in the offering, payable monthly in arrears. The variable intermediary manager fee is reduced to 3.5 basis points on any new capital raised through a strategic partnership. Our adviser (or its affiliate, but excluding the Fund) has agreed to pay the engagement fee and the intermediary manager fee.
Upfront Sales Loads
Class
 S shares, Class
 D shares and Class
 I shares.
The Fund will not directly charge you a sales load. However, if you buy Class S shares or Class D shares through certain selling agents, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and a 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares.

Stockholder Servicing and/or Distribution Fees—Class S shares, Class D shares and Class I shares
The following table shows the stockholder servicing and/or distribution fees we pay the intermediary manager with respect to the Class S shares, Class D shares and Class I shares on an annualized basis as a percentage of our NAV for such class. The stockholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Stockholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	None
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a stockholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a stockholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.
The stockholder servicing and/or distribution fees will be paid monthly in arrears. The intermediary manager will reallow (pay) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers. Because the stockholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the stockholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S shares or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. The stockholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase. Because the stockholder servicing and/or distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of a stockholder’s investment and may cost the stockholder more than paying other types of sales charges.
Other Compensation
Our investment adviser, without reimbursement by us, may pay certain financial intermediaries, including its affiliate, Advisors Asset Management, Inc., certain fees, including marketing and other distribution-related fees, in connection with the distribution of our shares. Such fees may be determined based on, among other things, the net assets sold by such financial intermediary or the revenues earned by our investment advisory from the Fund. Any fees paid to a participating FINRA member are considered items of value and will be calculated against the 10% cap as required by FINRA Rule 2310. We or our investment adviser may also pay directly, or reimburse the intermediary manager if the intermediary manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and stockholder servicing and/or distribution fees).
Limitations on Underwriting Compensation
We will cease paying the stockholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the stockholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.
This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, intermediary manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction
based compensation paid to registered persons associated with the intermediary manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).
Term of the Intermediary Manager Agreement
The Intermediary Manager Agreement shall remain in force until the second anniversary of its effective date and shall thereafter continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by a vote of the Board, including the vote of a majority of directors who are not “interested persons” as defined by the Investment Company Act and the rules thereunder, cast in person at a meeting (or as otherwise permitted by applicable law or regulatory relief) called for the purpose of voting on such approval, or by vote of a majority of outstanding voting securities of the Fund (as defined in the Investment Company Act). The Fund may terminate the Intermediary Agreement at any time, without the payment of any penalty, by vote of a majority of the Fund’s directors who are not “interested persons” (as defined in the Investment Company Act) of the Fund, on at least 60 days’ written notice to the intermediary manager. The intermediary manager may terminate the Intermediary Manager Agreement, without the payment of penalty, on at least 120 days’ written notice to the Fund. Either party may terminate the Intermediary Manager Agreement immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision of the Intermediary Management Agreement. The Intermediary Management Agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act). Our obligations under the Intermediary Manager Agreement to pay the stockholder servicing and/or distribution fees with respect to the Class S shares and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Standard of Care and Indemnification
The intermediary manager shall be obligated to act in good faith and to exercise reasonable care and diligence in the performance of its duties under the Intermediary Manager Agreement. To the extent permitted by law and our charter, we will indemnify the participating brokers and the intermediary manager, their officers and directors, and each person, if any, who controls the participating brokers and the intermediary manager (within the meaning of Section 15 of the Securities Act) against some civil liabilities, including certain liabilities under the Securities Act, the Exchange Act or otherwise, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.
Supplemental Sales Material
In addition to this prospectus, we will use sales material in connection with the offering of shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering, the past performance of our investment adviser and its affiliates, and articles and publications concerning private credit. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.

We are offering shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.
Share Distribution Channels and Special Discounts
We expect our intermediary manager to use multiple distribution channels to sell our shares. These channels may charge different brokerage fees for purchases of our shares. Our intermediary manager is expected to engage participating brokers in connection with the sale of the shares of this offering in accordance with participating broker agreements.
Notice to Prospective Investors in the Cayman Islands
This is not an offer to the public in the Cayman Islands to subscribe for interests, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign corporations in the Cayman Islands or limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands.
Notice to Prospective Investors in Canada
This prospectus is not a solicitation or offer to buy or sell any security or any interest in the Fund and cannot be relied upon for making an investment decision. This prospectus is prepared and circulated for informational purposes only and is not intended to provide investment, legal, accounting or tax advice or recommendations to any recipient and should not be considered a recommendation to purchase or sell any particular security, or to implement (or not implement) any particular investment strategy. The Fund has not filed a prospectus with any securities commission or similar authority in Canada in respect of the Common Shares and, accordingly, the Common Shares will not be qualified for sale in Canada and may not be offered or sold directly or indirectly in Canada, except pursuant to an exemption from the prospectus requirements under applicable Canadian securities laws. No securities commission or similar authority in Canada has reviewed or in any way passed upon the merits of an investment in the Fund, and any representation to the contrary is an offense. This prospectus should be considered confidential and no information contained herein either in whole or in part may be reproduced or redistributed without the express written consent of the investment adviser. Any reproduction or redistribution of this prospectus without such consent is unauthorized.
By receipt of this prospectus, the prospective investor is deemed to represent that the prospective investor qualifies as an “accredited investor” as such term is defined in National Instrument
45-106—
Prospectus Exemptions
of the Canadian Securities Administrators.
Resale Restrictions
Any distribution of the Common Shares in Canada will be made on a private placement basis only. The Fund is not a reporting issuer in any province or territory in Canada, the Common Shares are not listed on any stock exchange in Canada, and the Fund does not intend to become a reporting issuer or to list the Common Shares on any stock exchange in Canada. As there is no market for the Common Shares, it may be difficult or even impossible for an investor to sell them. Any resale of the Common Shares must be made in accordance with applicable securities laws, which may require resales to be made: (a) in accordance with exemptions from prospectus requirements, including those pertaining to resales outside Canada; (b) pursuant to a prior written order or ruling of the relevant Canadian securities regulatory authority; or (c) pursuant to a prospectus for which a final receipt is issued by the relevant Canadian securities regulatory authority. Investors are advised to seek legal advice prior to any resale of the Common Shares.

Taxation and Eligibility for Investment
Any discussion of taxation and related matters contained within this prospectus does not address Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the Common Shares. Canadian investors should consult with their own legal, financial and tax advisers with respect to the tax consequences of an investment in the Common Shares in their particular circumstances and with respect to the eligibility of the Common Shares for investment by the investor under relevant Canadian legislation and regulations.
Rights of Action for Damages and Rescission
In addition to and without derogation from any right or remedy that a purchaser of Common Shares may have at law, securities legislation in certain of the jurisdictions of Canada provides that a purchaser in Canada has or must be granted rights of rescission or damages, or both, where the prospectus and any amendment thereto contains a Misrepresentation. However, such rights must be exercised by the purchaser within prescribed time limits.
As used herein, “Misrepresentation” means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make any statement in this prospectus or any amendment hereto not misleading in light of the circumstances in which it was made. A “material fact” means a fact that significantly affects, or would reasonably be expected to have a significant effect on, the market price or value of the Common Shares.
The following is a summary of the rights of rescission or damages, or both, available to investors under applicable securities legislation in Canada. Such summaries are subject to the express provisions of applicable securities legislation in Canada, and the rules, regulations and other instruments thereunder, and reference is made to the complete text of such provisions contained therein. Such provisions may contain certain limitations and statutory defences on which the Fund may rely. Canadian purchasers should refer to the applicable provisions of the securities legislation in their province or territory for the particulars of the statutory rights available to them or consult with a legal adviser.
Rights for Purchasers in Ontario
If this prospectus, together with any amendment or supplement hereto, delivered to a purchaser of Common Shares resident in Ontario contains a Misrepresentation and it was a Misrepresentation at the time of purchase of Common Shares by such purchaser, the purchaser will have, without regard to whether the purchaser relied on such Misrepresentation, a right of action against the Fund for damages or, while still the owner of the Common Shares purchased by that purchaser, for rescission (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages against the Fund), provided that:

(a)	the Fund shall not be held liable pursuant to either right of action if the Fund proves the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)
in an action for damages, the Fund is not liable for all or any portion of such damages that it proves do not represent the depreciation in value of the Common Shares acquired by the purchaser as a result of the Misrepresentation relied upon;

(c)	the Fund will not be liable for a Misrepresentation in forward-looking information if the Fund proves that:

(i)
this prospectus contains, proximate to the forward-looking information, reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information, and a statement of material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(ii)	the Fund has a reasonable basis for drawing the conclusion or making the forecasts and projections set out in the forward-looking information;

(d)	in no case shall the amount recoverable pursuant to such right of action exceed the purchase price of the Common Shares acquired; and

(e)	no action may be commenced to enforce such right of action more than:

(i)	in the case of an action for rescission 180 days after the date of purchase of the Common Shares; or

(ii)	in the case of an action for damages, the earlier of:

(A)	180 days after the purchaser first had knowledge of the facts giving rise to the cause of action, or

(B)	three years after the date of purchase of the Common Shares.
The foregoing rights do not apply if the purchaser purchased Common Shares using the “accredited investor” exemption and is:

(f)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act;

(g)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(h)	a Schedule III bank;

(i)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or

(j)
a subsidiary of any person referred to in paragraphs (a) to (d), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

Rights for Purchasers in Manitoba
If this prospectus, together with any amendment hereto, delivered to a purchaser of Common Shares resident in Manitoba contains a Misrepresentation, and it was a Misrepresentation at the time of purchase of Common Shares by such purchaser, the purchaser will be deemed to have relied on such Misrepresentation and will have a right of action for damages against the Fund and every person performing a function or occupying a position with respect to the Fund which is similar to that of a director of a company at the date of this prospectus (if applicable), or alternatively, while still the owner of the purchased Common Shares, a right of rescission against the Fund, in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages against the Fund, provided that among other limitations:

(a)	the Fund will not be liable if it proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)
in the case of an action for damages, the Fund will not be liable for all or any portion of the damages that it proves does not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(c)	other than with respect to the Fund, no person or company is liable if the person or company proves that:

(i)	this prospectus was sent to the purchaser without the person’s or company’s knowledge or consent; and

(ii)	after becoming aware that it was sent, the person or company promptly gave reasonable notice to the Fund that it was sent without the person’s or company’s knowledge and consent;

(d)
other than with respect to the Fund, no person or company is liable if the person or company proves that, after becoming aware of the Misrepresentation, the person or company withdrew the person’s or company’s consent to this prospectus and gave reasonable notice to the Fund of the withdrawal and the reason for it;

(e)
other than with respect to the Fund, no person or company is liable with respect to any part of this prospectus purporting to be made on the authority of an expert or to be a copy of, or an extract from, an expert’s report, opinion or statement, the person or company proves that they had no reasonable grounds to believe and did not believe that:

(i)	there had been a Misrepresentation, or

(ii)	the relevant part of this prospectus did not fairly represent the expert’s report, opinion or statement, or was not a fair copy of, or an extract from, the expert’s report or statement;

(f)
other than with respect to the Fund, no person or company is liable with respect to any part of this prospectus not purporting to be made on an expert’s authority and not purporting to be a copy of, or an extract from, an expert’s report, opinion or statement, unless the person or company:

(i)	did not conduct an investigation sufficient to provide reasonable grounds for a belief that there had been no Misrepresentation; or

(ii)	believed there had been a Misrepresentation;

(g)	in no case will the amount recoverable in any action exceed the price at which the Common Shares were sold to the purchaser; and

(h)	the right of action for rescission or damages will be exercisable only if the purchaser commences an action to enforce such right, not later than:

(i)	in the case of an action for rescission, 180 days after the date of purchase of the Common Shares; or

(ii)
in the case of an action for damages, the earlier of (A) 180 days following the date the purchaser first had knowledge of the Misrepresentation, and (B) two years after the date of purchase of the Common Shares.

A person or company is not liable in an action for a Misrepresentation in forward-looking information if the person or company proves that:

(a)	this prospectus contains, proximate to that information:

(i)
reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information, and

(ii)	a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(b)	the person or company had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information.
If a Misrepresentation is contained in a record incorporated by reference in, or is deemed to be incorporated into, this prospectus, the Misrepresentation is deemed to be contained in this prospectus.

Rights for Purchasers in New Brunswick
Where this prospectus, together with any amendment hereto, contains a Misrepresentation, a purchaser resident in New Brunswick to whom this prospectus has been delivered and who purchases Common Shares shall be deemed to have relied upon such Misrepresentation if it was a Misrepresentation at the time of purchase, and the purchaser has a right of action for damages against the Fund or every person performing a function or occupying a position with respect to the Fund which is similar to that of a director of a company at the date of this prospectus (if applicable), or alternatively, while still the owner of the purchased Common Shares, the purchaser may elect to exercise a right of rescission against the Fund (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages), provided that, among other limitations:

(a)	in an action for rescission or damages, the Fund will not be liable if it proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)
in an action for damages, the Fund will not be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(c)	in no case will the amount recoverable exceed the price at which the Common Shares were sold to the purchaser;

(d)	other than with respect to the Fund, no person is liable if the person or company proves that:

(i)
this prospectus was delivered to the purchaser without the person’s knowledge or consent, and that, on becoming aware of its delivery, the person gave written notice to the Fund that it was delivered without the person’s knowledge or consent;

(ii)	on becoming aware of the Misrepresentation, the person or company withdrew their consent to this prospectus and gave written notice to the Fund of the withdrawal and the reason for it; or

(iii)
with respect to any part of this prospectus purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, the person proves that they had no reasonable grounds to believe and did not believe that there had been a Misrepresentation, or the relevant part of this prospectus:

(A)	did not fairly represent the report, opinion or statement of the expert; or

(B)	was not a fair copy of, or an extract from, the report, opinion or statement of the expert;

(e)
other than with respect to the Fund, no person is liable with respect to any part of this prospectus not purporting to be made on an expert’s authority and not purporting to be a copy of, or an extract from, an expert’s report, opinion or statement, unless the person or company:

(i)	did not conduct a reasonable investigation as to provide reasonable grounds for a belief that there had been no Misrepresentation; or

(ii)	believed there had been a Misrepresentation;

(f)	a person is not liable in an action for a Misrepresentation in forward-looking information if the person proves that:

(i)	this prospectus contains, proximate to that information:

(A)
reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information, and

(B)	a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information, and

(ii)	that the person had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information; and

(g)	no action shall be commenced to enforce these statutory rights of action more than:

(i)	in an action for rescission, 180 days from the date of purchase of Common Shares; or

(ii)	in an action for damages, the earlier of: (A) one year after the purchaser first had knowledge of the Misrepresentation, or (B) six years after the date of purchase of Common Shares.
Rights for Purchasers in Newfoundland and Labrador
Where this prospectus, together with any amendment hereto, contains a Misrepresentation and it was a Misrepresentation at the time of purchase, a purchaser in Newfoundland and Labrador has, without regard to whether the purchaser relied on the Misrepresentation, a right of action for damages against the Fund, every person performing a function or occupying a position with respect to the Fund which is similar to that of a director of a company at the date of this prospectus (if applicable), and every person or company who signed this prospectus, or, alternatively, while still the owner of the purchased Common Shares, for rescission against the Fund (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages), provided that:

(a)	no person will be liable if the person proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)	other than with respect to the Fund, no person or company is liable if the person or company proves that:

(i)
this prospectus was sent to the purchaser without the person or company’s knowledge or consent and that, on becoming aware of its being sent, the person or company promptly gave reasonable notice to the Fund that it was sent without the knowledge and consent of the person or company;

(ii)
if the person proves that the person, on becoming aware of any Misrepresentation in this prospectus, withdrew the person or company’s consent to this prospectus and gave reasonable notice to the Fund of the withdrawal and the reason for it;

(iii)
with respect to any part of this prospectus purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, the person or company proves that they had no reasonable grounds to believe and did not believe that there had been a Misrepresentation, or the relevant part of this prospectus:

(A)	did not fairly represent the report, opinion or statement of the expert; or

(B)	was not a fair copy of, or an extract from, the report, opinion or statement of the expert; or

(iv)
with respect to any part of this prospectus not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (A) did not conduct an investigation sufficient to provide grounds for a belief that there had been no Misrepresentation; or (B) believed that there had been a Misrepresentation;

(c)
in an action for damages, the Fund will not be liable for all or any part of the damages that it proves do not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(d)	in no case shall the amount recoverable exceed the price at which the Common Shares were offered to the purchaser under this prospectus;

(e)	a person is not liable in an action for a Misrepresentation in forward-looking information if the person or company proves all of the following:

(i)	this prospectus contains, proximate to that information:

(A)
reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information; and

(B)	a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(ii)	the person had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information; and

(f)	no action shall be started to enforce the foregoing rights:

(i)	in the case of an action for rescission, 180 days after the date of the transaction that gave rise to the cause of action; or

(ii)
in the case of any action, other than an action for rescission, the earlier of: (A) 180 days after the purchaser first had knowledge of the Misrepresentation; or (B) three years after the date of the purchase of the Common Shares.

Rights for Purchasers in Nova Scotia
Where this prospectus or any amendment hereto or any advertising or sales literature (as defined in the
Securities Act
(Nova Scotia)), contains a Misrepresentation, a purchaser resident in Nova Scotia to whom this prospectus has been sent or delivered and who purchases the Common Shares is deemed to have relied upon such Misrepresentation if it was a Misrepresentation at the time of purchase and the purchaser has a right of action for damages against the Fund and every person acting in a capacity with respect to the Fund which is similar to that of a director of a company at the date of this prospectus (if applicable), or alternatively, while still owner of the Common Shares, may elect to exercise a right of rescission against the Fund (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages), provided that, among other limitations:

(a)	in an action for rescission or damages, a person will not be liable if it proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)	no person or company other than the Fund is liable if the person or company proves that:

(i)
this prospectus or the amendment to this prospectus was sent or delivered to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its delivery, the person or company gave reasonable general notice that it was delivered without the person’s or company’s knowledge or consent;

(ii)
after delivery of this prospectus or the amendment to this prospectus and before the purchase of the Common Shares by the purchaser, on becoming aware of any Misrepresentation in this prospectus, or amendment to this prospectus, the person or company withdrew the person’s or company’s consent to this prospectus, or the amendment to this prospectus, and gave reasonable general notice of the withdrawal and the reason for it; or

(iii)
with respect to any part of this prospectus or amendment to this prospectus purporting to be made on the authority of an expert or to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person or company had no reasonable grounds to believe and did not believe that there had been a Misrepresentation, or the relevant part of this prospectus or amendment to this prospectus:

(A)	did not fairly represent the report, opinion or statement of the expert; or

(B)	was not a fair copy of, or an extract from, the report, opinion or statement of the expert;

(c)
other than with respect to the Fund, no person or company is liable with respect to any part of this prospectus or amendment to this prospectus not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, opinion or statement of an expert, unless the person or company (A) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no Misrepresentation; or (B) believed that there had been a Misrepresentation;

(d)
in an action for damages, the Fund will not liable for all or any portion of the damages that it proves do not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(e)	in no case shall the amount recoverable under the right of action described herein exceed the price at which the Common Shares were offered;

(f)	a person is not liable in an action for a Misrepresentation in forward-looking information if the person proves all of the following things:

(i)	this prospectus contains, proximate to that information:

(A)
reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information, and

(B)	a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(ii)	the person had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information; and

(g)	no action may be commenced to enforce a right of action more than 120 days:

(i)	after the date on which payment was made for the Common Shares; or

(ii)
after the date on which the initial payment was made for Common Shares where payments subsequent to the initial payment are made pursuant to a contractual commitment assumed prior to, or concurrently with, the initial payment.

If a Misrepresentation is contained in a record incorporated by reference in, or deemed incorporated into, this prospectus or an amendment to this prospectus, the Misrepresentation is deemed to be contained in this prospectus or an amendment to this prospectus.
Rights for Purchasers in Prince Edward Island
If this prospectus, together with any amendment to this prospectus, delivered to a purchaser resident in Prince Edward Island contains a Misrepresentation and it was a Misrepresentation at the time of purchase, the purchaser has, without regard to whether the purchaser relied on the Misrepresentation, a right of action for damages against the Fund, and every person performing a function or occupying a position with respect to the Fund which is similar to that of a director of a company at the date of this prospectus at the date of this prospectus (if applicable), or, alternatively, while still the owner of the Common Shares, for rescission against the Fund (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages), provided that:

(a)	the Fund will not be liable if it proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)
no person (other than the Fund) will be liable if it proves that (i) the prospectus was sent to the purchaser without the person’s knowledge or consent and that, on becoming aware of its being sent, the person had promptly given reasonable notice to the Fund that it had been sent without the person’s knowledge or consent, (ii) on becoming aware of the Misrepresentation in the prospectus, the person had withdrawn the person’s consent to the prospectus and gave reasonable notice to the Fund of the withdrawal and the reason for it, or (iii) with respect to any part of this prospectus purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, the person had no reasonable grounds to believe and did not believe that there had been a Misrepresentation, or the relevant part of this prospectus: (A) did not fairly represent the report, opinion or statement of the expert; or (B) was not a fair copy of, or an extract from, the report, opinion or statement of the expert;

(c)
no person (other than the Fund) will be liable with respect to any part of the prospectus not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, unless the person (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no Misrepresentation or (ii) believed that there had been a Misrepresentation;

(d)	a person is not liable in an action for a Misrepresentation in forward-looking information if:

(i)	this prospectus contains, proximate to that information:

(A)
reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information; and

(B)	a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(ii)	the person had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information;

(e)
in an action for damages, the defendant will not be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(f)	in no case shall the amount recoverable exceed the price at which the Common Shares were offered to the purchaser under this prospectus; and

(g)	no action shall be commenced to enforce the foregoing rights:

(i)	in the case of an action for rescission, more than 180 days after the date of the purchase of Common Shares; or

(ii)
in the case of any action, other than an action for rescission, the earlier of (i) 180 days after the purchaser first had knowledge of the Misrepresentation, or (ii) three years after the date of the purchase of Common Shares.

Rights for Purchasers in Saskatchewan
If this prospectus, together with any amendment hereto or advertising or sales literature used in connection herewith, is delivered to a purchaser of Common Shares resident in Saskatchewan contains a Misrepresentation at the time of the purchase, the purchaser has, without regard to whether the purchaser relied on the Misrepresentation, a right of action for damages against the Fund, every person acting in a capacity with respect to the Fund which is similar to that of a director of a company at the date of this prospectus (if applicable), and every person who, or company that, acts as a promoter of the Fund or that sells the Common Shares on behalf of the Fund under this prospectus or amendment thereto, or, alternatively, a purchaser may elect to exercise a right of rescission against the Fund (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages), provided that among other limitations:

(a)	the Fund will not be liable pursuant to either right of action if it proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)
in an action for damages, no person or company will be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(c)	other than with respect to the Fund, no person or company is liable if the person proves that:

(i)
this prospectus or the amendment to this prospectus was sent to the purchaser without the person’s or company’s knowledge or consent and that, on becoming aware of its being sent or delivered, the person or company had immediately given reasonable general notice that it was so sent or delivered; or

(ii)
after the filing of this prospectus or the amendment to this prospectus and before the purchase of the Common Shares by the purchaser, on becoming aware of the Misrepresentation in this prospectus or the amendment to this prospectus, the person or company had withdrawn their consent to this prospectus and gave reasonable notice of the withdrawal and the reason for it;

(d)
with respect to any part of this prospectus or the amendment to this prospectus purporting to be made on the authority of an expert or purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, the person or company had no reasonable grounds to believe and did not believe that there had been a Misrepresentation, or the relevant part of this prospectus:

(i)	did not fairly represent the report, opinion or statement of the expert; or

(ii)	was not a fair copy of, or an extract from, the report, opinion or statement of the expert;

(e)
other than with respect to the Fund, no person or company is liable with respect to any part of this prospectus or amendment to this prospectus not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, statement or opinion of an expert, unless the person:

(i)	failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no Misrepresentation; or

(ii)	believed that there had been a Misrepresentation;

(f)	in no case shall the amount recoverable exceed the price at which the Common Shares were sold to the purchaser; and

(g)	no action shall be commenced to enforce these rights more than:

(i)	in the case of an action for rescission, 180 days after the date of purchase of the Common Shares; or

(ii)
in the case of any action, other than an action for rescission, the earlier of one year after the purchaser first had knowledge of the facts giving rise to the cause of action or six years after the date of purchase of the Common Shares.

A person or company is not liable in an action for a Misrepresentation in forward-looking information if the person or company proves that:

(a)	this prospectus contains, proximate to that information:

(i)
reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information; and

(ii)	a statement of the material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(b)	the person had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information.
These rights are subject to more defences as more particularly described in
The Securities Act, 1988
(Saskatchewan).
Rights for Purchasers in the Yukon, Northwest Territories and Nunavut
If this prospectus, together with any amendment to this prospectus, delivered to a purchaser resident in the Yukon, Northwest Territories or Nunavut contains a Misrepresentation and it was a Misrepresentation at the time of purchase, the purchaser will have, without regard to whether the purchaser relied on the Misrepresentation, a right of action for damages against the Fund and against every person performing a function or occupying a position with respect to the Fund which is similar to that of a director of a corporation at the date of this prospectus or, alternatively, while still the owner of the Common Shares, for rescission against the Fund (in which case, if the purchaser elects to exercise the right of rescission, the purchaser will have no right of action for damages), provided that:

(a)	the Fund will not be liable pursuant to either right of action if it proves that the purchaser purchased the Common Shares with knowledge of the Misrepresentation;

(b)
other than with respect to the Fund, no person is liable if the person proves that (i) this prospectus was sent to the investor without the person’s knowledge or consent and that, on becoming aware of its being sent, the person promptly gave reasonable notice to the Fund that it was sent without the person’s knowledge or consent, (ii) on becoming aware of any Misrepresentation in this prospectus, the person withdrew the person’s consent to this prospectus and gave reasonable notice to the Fund of the withdrawal and the reason for it, or (iii) with respect to any part of this prospectus purporting to be made on the authority of an expert or to be a copy of, or an extract from, a report, an opinion or a statement of an expert, the person had no reasonable grounds to believe and did not believe that there had been a Misrepresentation, or the relevant part of this prospectus did not fairly represent the report, opinion or statement of the expert, or was not a fair copy of or extract from the report, opinion or statement of the expert;

(c)
other than with respect to the Fund, no person is liable with respect to any part of this prospectus not purporting to be made on the authority of an expert and not purporting to be a copy of, or an extract from, a report, an opinion or a statement of an expert unless the person (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no Misrepresentation or (ii) believed that there had been a Misrepresentation;

(d)
no person (other than the Fund) will be liable with respect to any part of the prospectus unless the person (i) failed to conduct a reasonable investigation to provide reasonable grounds for a belief that there had been no Misrepresentation or (ii) believed that there had been a Misrepresentation;

(e)	no person will be liable for a Misrepresentation in forward-looking information if:

(i)
this prospectus contains, proximate to the forward-looking information, (A) reasonable cautionary language identifying the forward-looking information as such, and identifying material factors that could cause actual results to differ materially from a conclusion, forecast or projection in the forward-looking information, and (B) a statement of material factors or assumptions that were applied in drawing a conclusion or making a forecast or projection set out in the forward-looking information; and

(ii)	the person had a reasonable basis for drawing the conclusions or making the forecasts and projections set out in the forward-looking information;

(f)
in an action for damages, the defendant will not be liable for all or any portion of the damages that it proves do not represent the depreciation in value of the Common Shares as a result of the Misrepresentation;

(g)	in no case shall the amount recoverable exceed the price at which the Common Shares were sold to the purchaser; and

(h)	no action shall be commenced to enforce the foregoing rights:

(i)	in the case of an action for rescission, more than 180 days after the date of the purchase of the Common Shares; or

(ii)
in the case of any action, other than an action for rescission, the earlier of (A) 180 days after the purchaser first had knowledge of the Misrepresentation, or (B) three years after the date of the purchase of the Common Shares.

Rights for Purchasers in British Columbia, Alberta and Québec
Notwithstanding that the
Securities Act
(British Columbia), the
Securities Act
(Alberta) and the
Securities Act
(Québec) do not have a statutory right of action for damages or rescission where this prospectus or an amendment hereto contains a Misrepresentation, the Fund hereby grants to such purchasers contractual rights of action that are equivalent to the statutory rights of action of purchasers resident in Ontario.
General
The rights summarized above are in addition to and without derogation from any other rights or remedies available at law to an investor in Canada. The delivery of this prospectus will not under any circumstances imply that the information contained in the prospectus is correct as at any time after the date of this prospectus.
Enforcement of Legal Rights
All or substantially all of the directors and officers of the Fund may be located outside of Canada and, as a result, it may not be possible for Canadian investors to effect service of process within Canada upon the Fund and such other persons. All or a substantial portion of the assets of the Fund and such other persons may be located outside of Canada and, as a result, there may be difficulty in enforcing any legal rights against the Fund and such other persons in Canada or to enforce a judgment obtained in Canadian courts against the Fund and such other persons outside of Canada.

HOW TO SUBSCRIBE
You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the intermediary manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, stockholders may have difficulty selling their shares if we choose to repurchase only some, or even none, of the shares in a particular quarter, or if our Board modifies, suspends or terminates the share repurchase program.
Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•
Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the intermediary manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•
Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Crescent Private Credit Income Corp.” For Class S shares and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Fund. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the intermediary manager).
For example, if you wish to subscribe for Common Shares in September, your subscription request must be received in good order at least five business days before October 1. Notice of each share transaction will be furnished to stockholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of September 30 is determined and credited to the stockholder’s account, together with information relevant for personal and tax records. While a stockholder will not know our NAV applicable on the effective date of the share purchase, we intend for our NAV applicable to a purchase of shares to be available generally within 20 business days after the effective date of the share purchase; at that time, the number of shares based on that NAV and each stockholder’s purchase will be determined and shares are credited to the stockholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of October.
If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.
You have the option of placing a transfer on death (“TOD”) designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.
Purchase Price
Shares will be sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of shares may have a different NAV per share because stockholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of shares that you purchase in our primary offering will be automatically invested in additional shares of the same class. The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable.
We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•
On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the intermediary manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•
Generally, within 20 business days after the last calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

•
Subscribers are not committed to purchase shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,
(888) 875-0116.

•
You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the stockholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website,
www.crescentprivatecredit.com
, including supplements to the prospectus. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document.

Our NAV may vary significantly from one month to the next. Through our website, you will have information about the most recently available NAV per share. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
In contrast to securities traded on an exchange or
over-the-counter,
where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new shares and repurchase outstanding shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM
We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your shares will be limited.
We have commenced a share repurchase program in which we intend, at the discretion of our Board, to offer to repurchase, in each quarter, up to 5% of our Common Shares outstanding in each quarter. Our Board may amend, suspend or terminate the share repurchase program at any time if it deems such action to be in our best interest and the best interest of our common stockholders. For example, in accordance with the directors’ duties to the Fund, our Board may amend, suspend, or terminate the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining stockholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on the Fund’s liquidity, adversely affect its operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will reinstate the share repurchase program when appropriate and subject to the directors’ duties to Fund. All shares purchased by us in connection with the share repurchase program will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable month designated by our Board, except that the Fund deducts 2.00% from such NAV for shares that have not been outstanding for at least one year, also referred to as the Early Repurchase Deduction. Such share repurchase prices may be lower than the price at which you purchase our Common Shares in this offering. The one-year
holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction will not apply to shares acquired through our distribution reinvestment plan, and the Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining common stockholders.
You may tender all of the Common Shares that you own. There is no repurchase priority for a stockholder under the circumstances of death or disability of such stockholder.
If the number of shares tendered exceeds the repurchase offer amount, shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests do not carry over automatically and must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Maryland law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. See “Risk Factors—Although we have adopted a share repurchase program, we have discretion to not repurchase your Common Shares, to suspend the program, and to cease repurchases” and “Risk Factors—An investment in our Common Shares will have limited liquidity.”
There is no assurance that our Board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of our common stockholders’ requests for repurchase. As a result, we may repurchase less than the full number of shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the Investment Company Act. Stockholders will not pay a fee to us in connection with our repurchase of shares under the share repurchase program.

The Fund will repurchase shares from stockholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all stockholders. When the Board determines that the Fund will repurchase shares, notice will be provided to stockholders describing the terms of that particular offer, containing information stockholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Stockholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at:
www.crescentprivatecredit.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Repurchases of shares from stockholders by the Fund will be paid in full with cash no later than five business days after the expiration of the repurchase deadline. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of shares from stockholders by the applicable repurchase offer deadline.
The majority of our assets will consist of directly originated loans that generally cannot be readily liquidated without impacting our ability to realize their full value upon disposition. For cash management and other purposes and in order to provide liquidity for share repurchases, we currently anticipate maintaining a smaller allocation to broadly syndicated loans and other more liquid credit investments. We expect that the instruments underlying our liquid credit investments will primarily be the same as the instruments underlying our directly originated loans (including loans, notes, bonds and other corporate debt securities). We may fund repurchase requests from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital to stockholders or offering proceeds, and we have no limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund as a whole, or should we otherwise determine that investing our liquid assets in self-originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund and its common stockholders as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all.
In the event that any common stockholder fails to maintain the minimum balance of $500 of our Common Shares, we may repurchase all of the shares held by that common stockholder at the repurchase price in effect on the date we determine that the common stockholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.
Any repurchase of our shares held by our investment adviser will be on the same terms and with the same limitations as those applicable to stockholders under the share repurchase program described herein.
Payment for repurchased shares may require us to liquidate portfolio holdings earlier than our investment adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our investment adviser intends to take measures, subject to policies as may be established by our Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Fund on behalf of our common stockholders who do not elect to receive their distributions in cash as provided below. As a result, if we declare, a cash distribution or other distribution, then our common stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. Distributions on fractional shares will be credited to each participating stockholder’s account to three decimal places.
No action is required on the part of a registered stockholder to have his, her or its cash distribution or other distribution reinvested in our shares, except stockholders in certain states. Stockholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.
If any common stockholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be issued under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a stockholder seeks to terminate its participation in the distribution reinvestment plan, the stockholder must submit a letter of instruction to Crescent Private Credit Income Corp., c/o SS&C GIDS, Inc. (attention Transfer Agent), 801 Pennsylvania Ave., Suite 219725, Kansas City, Missouri 64105. Such termination shall be effective immediately if the participant’s notice is received by the Plan Administrator at least 10 days prior to any record date for a distribution to stockholders; otherwise, such termination shall be effective only with respect to any subsequent distribution. Any transfer of shares by a participant to a non-participant
will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full and such full tender is accepted by the Fund, such stockholder’s participation in the Plan will be automatically terminated as of the expiration of the applicable tender offer and any distributions due to such stockholder on or after such date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or intermediary manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
The reinvestment of distributions does not relieve a participant in the distribution reinvestment plan of any income tax liability that may be payable on the distributions. Please see “Certain Material U.S. Federal Income Tax Considerations—Taxation of U.S. Stockholders—Distributions on Our Common Shares” for information regarding the potential income tax liability of participating in the distribution reinvestment plan. Additionally, distributions reinvested in Common Shares increase the Fund’s net assets on which the base management fee and inventive fee are payable to the investment adviser.

Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for shares issued under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Stockholders will not pay transaction related charges when purchasing Common Shares under our distribution reinvestment plan, but all outstanding Class S shares and Class D shares, including those issued under our distribution reinvestment plan, will be subject to ongoing servicing fees.
See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information or contact Crescent Private Credit Income Corp. Investor Relations at
(888) 875-0116
for more information.

PERPETUAL-LIFE BDC
We are a perpetual-life BDC. We use the term “perpetual-life BDC” to describe a BDC of indefinite duration that does not intend to complete a liquidity event within any specific time period, if at all, and whose shares of common stock are intended to be sold by the BDC monthly on a continuous basis at prices generally equal to the BDC’s monthly NAV per share for the applicable class of common stock. As a perpetual-life BDC, our Board does not expect to complete a liquidity event within any specific time period, if at all. A liquidity event could include a merger or another transaction approved by our Board in which stockholders will receive cash or shares of a publicly traded company, or a sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation and distribution of cash to our common stockholders. A liquidity event also may include a sale, merger or rollover transaction with one or more affiliated investment companies managed by our investment adviser. A liquidity event involving a merger or sale of all or substantially all of our assets would require the approval of our common stockholders in accordance with our charter. We do not intend to list our Common Shares on a national securities exchange.
While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time. Upon the occurrence of a liquidity event, if any, the ongoing servicing fee will terminate.
Our share repurchase program, if implemented, may provide a limited opportunity for you to have your shares of Common Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price you paid for the shares being repurchased. See “Share Repurchase Program” for a detailed description of the share repurchase program.
FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by Crescent, the indirect parent company of our investment adviser. In addition to us, Crescent has sponsored the following other public program: Crescent Capital BDC, Inc. (also referred to as CCAP). CCAP stated in its offering materials that if it had not consummated a qualified initial public offering that resulted in the listing of its shares of common stock on a national securities exchange within six years following its initial closing, then its board of directors would use its best efforts to wind down and/or liquidate and dissolve CCAP subject to an additional six month extension under certain circumstances and a further extension through June 30, 2022 approved by its stockholders in 2018. CCAP listed and began trading on the Nasdaq stock exchange on February 3, 2020 concurrently with its completion of the acquisition of Alcentra Capital Corporation in a cash and stock transaction.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers),
principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest
in any portfolio company in which a fund managed by Crescent or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing.
Our investment adviser has received the
Co-Investment
Exemptive Order from the SEC that permits us and other BDCs and registered closed-end
management investment companies managed by Crescent to
co-invest
in portfolio companies with each other and with affiliated investment funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the
Co-Investment
Exemptive Order, we generally are permitted to
co-invest
with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our independent directors make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our stockholders and with our then-current investment objective and strategies, (3) the investment by our affiliated funds, including affiliated funds subject to regulation under the Investment Company Act, would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that of our affiliated funds, including affiliated funds subject to regulation under the Investment Company Act, except to the extent permitted by the
Co-Investment
Exemptive Order and (4) the proposed investment by us would not benefit our investment adviser or its affiliates, any participating affiliated fund, including affiliated funds subject to regulation under the Investment Company Act, or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the
Co-Investment
Exemptive Order and applicable law, including the limitations set forth in Section 57(k) of the Investment Company Act.
Co-investments
made under the
Co-Investment
Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment
transaction. See
“—Co-Investment
Exemptive Order” for more information.
The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered “eligible portfolio companies” (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.
The Investment Company Act also requires that a majority of our directors be persons other than “interested persons,” as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as “independent directors.” In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a “majority of outstanding securities” means the vote of the holders of the lesser of: (a) 67% or more of our outstanding Common Shares present at a meeting or represented by proxy if holders of more than 50% of our Common Shares are present or represented by proxy or (b) more than 50% of our outstanding Common Shares.

Under the Investment Company Act, we are not generally able to issue and sell our Common Shares at a price below the NAV per share. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the current NAV per Common Share if we comply with the provisions of Section 63(2) of the Investment Company Act, including the requirements that our Board determines that such sale is in our best interests and the best interests of our common stockholders, and our common stockholders approve such sale.
We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances.
We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate unless certain conditions are met. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our common stockholders to additional expenses.
We may borrow amounts or issue debt securities or preferred stock, which we refer to collectively as “senior securities,” such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 150% immediately after such borrowing (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our common stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital.”
Qualifying Assets
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

1.
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the Investment Company Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

c.	satisfies any of the following:

i.	does not have any class of securities that is traded on a national securities exchange;

ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii.	is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

iv.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

2.	Securities of any Eligible Portfolio Company controlled by us.

3.
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the Eligible Portfolio Company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
Managerial Assistance to Portfolio Companies
BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the BDC does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.
Temporary Investments
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and Senior Securities
We may be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our Common Shares if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 150% immediately after each such issuance (i.e., we are able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our common stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a BDC affect our ability to, and the way in which we may, raise additional capital.”
Code of Conduct and Code of Ethics
We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times and to comply with our policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, we have adopted a Code of Conduct pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Code of Conduct”), which applies to our principal executive officer and principal financial officer. There have been no material changes to the SOX Code of Conduct or material waivers of the SOX Code of Conduct. The SOX Code of Conduct is available on our website at
www.crescentprivatecredit.com/investor-resources/corporate-governance/default.aspx
. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. We intend to disclose any amendments to or waivers of required provisions of the SOX Code of Conduct on our website.
As required by the Investment Company Act, we and the investment adviser have each adopted a Code of Ethics (the “Rule
17j-1
Code of Ethics”) that establishes procedures that apply to our directors, executive officers, officers, their respective staffs and the employees of the investment adviser with respect to their personal investments and investment transactions. The Rule
17j-1
Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us.
Co-Investment
Exemptive Order
We rely on the
Co-Investment
Exemptive Order that has been granted by the SEC to our investment adviser that permits us and other BDCs and registered closed-end
management investment companies managed by Crescent to
co-invest
in portfolio companies with each other and with affiliated investment funds in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to the
Co-Investment
Exemptive Order, we generally are permitted to
co-invest
with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the Investment Company Act) of our independent directors make certain conclusions in connection with a co-investment
transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our stockholders and with our then-current investment objective and strategies, (3) the investment by our affiliated funds, including affiliated funds subject to regulation under the Investment Company Act, would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that of our affiliated funds, including affiliated funds subject to regulation under the Investment Company Act, except to the extent permitted by the
Co-Investment
Exemptive Order and (4) the proposed investment by us would not benefit our investment adviser or its affiliates, any participating affiliated fund, including affiliated funds subject to regulation under the Investment Company Act, or any affiliated person of any of them (other than the parties to the transaction), except to the extent permitted by the
Co-Investment
Exemptive Order and applicable law, including the limitations set forth in Section 57(k) of the Investment Company Act.
Co-investments
made under the
Co-Investment
Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment
transaction. We may also otherwise
co-invest
with funds managed by Crescent or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.
Proxy Voting Policies and Procedures
We delegate our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our directors who are not “interested persons” as defined by the Investment Company Act, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, our investment adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies are intended to comply with Section 206 of, and
Rule 206(4)-6
under, the Advisers Act.
Our investment adviser votes all proxies based upon the guiding principle of seeking to maximize the ultimate long-term economic value of our stockholders’ holdings, and ultimately all votes are cast on a case-by-case
basis, taking into consideration the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. Our investment adviser reviews on a case-by-case
basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser generally votes against proposals that may have a negative impact on our portfolio securities, our investment adviser may vote for such a proposal if there exists compelling long-term reasons to do so.
Our investment adviser’s proxy voting decisions are made by our investment adviser’s investment committee. To ensure that the vote is not the product of a conflict of interest, our investment adviser will require that: (1) anyone involved in the decision making process disclose to our investment adviser’s investment committee, and disinterested directors, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Privacy Policies
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public
personal information. The following information is provided to help investors understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Pursuant to our privacy policy, we will not disclose any
non-public
personal information concerning any of our stockholders who are individuals unless the disclosure meets certain permitted exceptions under
Regulation S-P.
We generally will not use or disclose any stockholder information for any purpose other than as required by law.
We may collect
non-public
information about investors, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our stockholders or former stockholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information will use it only for the services required by us and as allowed by applicable law or regulation, and is not permitted to share or use this information for any other purpose. To protect the non-public
personal information of individuals, we permit access only by authorized personnel who need access to that information to provide services to us and our stockholders. In order to guard our stockholders’
non-public
personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law.
Non-public
personal information that we collect about our stockholders will generally be stored on secured servers. An individual stockholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Pursuant to our privacy policy, we will provide a clear and conspicuous notice to each investor that details our privacy policies and procedures at the time of the investor’s subscription.
Other
We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002 Corporate Governance Regulations
The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Rule
13a-15
of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and (once we cease to be an emerging growth company under the JOBS Act or, if later, for the year following our first annual report required to be filed with the SEC) must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•
pursuant to Item 308 of Regulation
S-K
and Rule
13a-15
of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, ownership, and disposition of our Common Shares and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt
organizations, private college and university endowments, charitable remainder trusts, insurance companies, stockholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market
method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds our Common Shares as part of a straddle or a hedging or conversion transaction, real estate investment trusts (“REITs”), RICs, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar,
non-U.S.
stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, “controlled foreign corporations,” and passive foreign investment companies (“PFICs”). This summary is limited to stockholders that hold our Common Shares as capital assets (within the meaning of the Code), and does not address owners of a stockholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt
securities or certain other investment assets. It also does not discuss the tax aspects of Common Shares sold in units with the other securities being registered.
A “U.S. stockholder” is a beneficial owner of our Common Shares that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
a trust if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
A
“non-U.S.
stockholder” is a beneficial owner of our Common Shares that is not a U.S. stockholder or an entity that is treated as a partnership for U.S. federal income tax purposes.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Common Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold our Common Shares are urged to consult its tax advisors with respect to the purchase, ownership and disposition of our Common Shares.
An investment in our Common Shares is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to an investor of an investment in our Common Shares will depend on the facts of his, her or its particular situation. We strongly encourage investors to consult their tax advisors regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our Common Shares, as well as the effect of any state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.
Election to Be Taxed as a RIC
As a BDC, we have elected to be treated and operate in a manner so as to continuously qualify annually as a RIC under the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our net ordinary income or capital gains that we timely distribute (or are deemed to distribute) to our common stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally will be taxable to stockholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to stockholders. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our common stockholders, for each taxable year at least 90% of our “investment company taxable income,” as defined by the Code (also known as the “Annual Distribution Requirement”). See “Risk Factors—Risks Relating to Our Business and Structure—We will be subject to corporate level income tax if we are unable to qualify as a RIC” and “Risk Factors—Risks Relating to Our Business and Structure—We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.”
Taxation as a RIC
If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally, realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or capital gains not distributed (or deemed distributed) to our common stockholders.
We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year
period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the “Excise Tax Requirement”). We can be expected to pay such excise tax on a portion of our income.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

•	qualify to be treated as a BDC at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from (a) distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a “qualified publicly traded partnership” or “QPTP” (collectively, the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities that, with respect to any issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under the Code, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

We may invest in partnerships, including QPTPs, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether the Fund satisfies the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, for purposes of calculating the value of our investment in the securities of an issuer for purposes of determining the 25% requirement described above, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 80% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 80% or more of the combined voting stock of at least one of the other corporations.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for U.S. federal income tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our common stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.
We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt investments with payment-in-kind,
or “PIK,” interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our common stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, even though we will not have received any corresponding cash amount. In order to enable us to make distributions to stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement and the Excise Tax Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we borrow money, we may be prevented by loan covenants from declaring and paying distributions in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are generally not permitted to make distributions to our common stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met. Limits on our payment of distributions may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.
A portfolio company in which we invest may face financial difficulty that requires us to work-out,
modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, or result in unusable capital losses and future non-cash
income. Any such reorganization could also result in our receiving assets that give rise to non-qualifying
income for purposes of the 90% Income Test.
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate
taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (g) cause us to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. We monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.
Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.
Our investment in
non-U.S.
securities may be subject to
non-U.S.
income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S.
taxes paid by us.
If we purchase shares in a PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by us to our common stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we may elect to mark-to-market
at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to restrictions that may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.
Some of the income and fees that we may recognize, such as, but not limited to, management fees, certain fees earned with respect to our investments, income recognized in a work-out
or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. Although we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.
We are limited in our ability to deduct expenses in excess of our investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, we are not permitted to carry forward our net operating losses to subsequent years, so these net operating losses generally will not pass through to our common stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, we may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset our investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, our deduction of net business interest expense is generally limited to 30% of our “adjusted taxable income” plus “floor plan financing interest expense.”
Failure to Qualify as a RIC
If we fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of the taxable year, we may still continue to be taxed as a RIC for the relevant taxable year if we are eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.
If we were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay corporate-level tax on the unrealized appreciation recognized during the succeeding five-year period unless we make a special election to recognize gain to the extent of any unrealized appreciation in our assets at the time of requalification.
If we are unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at the regular corporate U.S. federal income tax rate (and we also would be subject to any applicable state and local taxes). We would not be able to deduct distributions to stockholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to our common stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the stockholder to the extent of the stockholder’s adjusted tax basis in our Common Shares, and any remaining distributions would be treated as capital gains. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in
gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.
Although we expect to operate in a manner so as to qualify continuously as a RIC, we or our investment adviser may decide in the future that we should be taxed as a C corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interest.
The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Taxation of U.S. Stockholders
The following summary generally describes certain material U.S. federal income tax consequences of an investment in our Common Shares beneficially owned by U.S. stockholders (as defined above). If you are not a U.S. stockholder, this section does not apply to you.
Whether an investment in our Common Shares is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in our Common Shares by a U.S. stockholder may have adverse tax consequences. U.S. stockholders are urged to consult their own tax advisors about the U.S. tax consequences of investing in our Common Shares.
Distributions on Our Common Shares
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. To the extent such distributions paid by us to non-corporate
stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions (“qualified dividends”) generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. A portion of our ordinary dividends, but not capital gain dividends, paid to U.S. corporate stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year. However, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to qualified dividends or the dividends-received deduction available to corporations under the Code. A corporate U.S. stockholder may be required to reduce its basis in our Common Shares with respect to certain “extraordinary dividends,” as defined in Section 1059 of the Code. Corporate U.S. stockholders are urged to consult their own tax advisors in determining the application of these rules in their particular circumstances. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our Common Shares.
Distributions of our net capital gain properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (which, under current law, are taxed at preferential rates) in the case of individuals, trusts or estates. This is true, regardless of the U.S. stockholder’s holding period of our Common Shares and regardless of whether the dividend is paid in cash or reinvested in additional Common Shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such

U.S. stockholder’s Common Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We may make distributions in excess of our earnings and profits. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder’s adjusted tax basis in our Common Shares in their individual circumstances.
Although we currently intend to distribute our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a “deemed dividend.” In that case, among other consequences: we will pay U.S. federal corporate income tax on the retained amount; each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been actually distributed to them; and the U.S. stockholder will be entitled to claim a credit equal to their pro rata share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s adjusted tax basis in our Common Shares.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by a U.S. stockholders on December 31 of the year in which the dividend was declared.
We have the ability to declare a large portion of a dividend in shares of our Common Shares. As long as a portion of such dividend is paid in cash and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. stockholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash distribution, even if most of the dividend was paid in shares of our Common Shares. If stockholders purchase our Common Shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. stockholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.
Distributions out of our current and accumulated earnings and profits will not be eligible for the 20% pass through deduction under Section 199A of the Code, although qualified REIT dividends earned by us may qualify for the 20% pass through deduction under Section 199A deduction.
We will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (1) our Common Shares collectively being held by at least 500 persons at all times during a taxable year, (2) our Common Shares being treated as regularly traded on an established securities market for any taxable year, or (3) our Common Shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act), for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (a) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our investment adviser and certain of our other expenses, (b) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for such taxable year, (c) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year and (d) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. Miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate.
Sale or Other Disposition of Our Common Shares
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder’s Common Shares. The amount of gain or loss will be measured by the difference between a U.S. stockholder’s adjusted tax basis in our Common Shares sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if a U.S. stockholder has held our Common Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our Common Shares in which a U.S. stockholder has a holding period of six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our Common Shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general, U.S. stockholders that are individuals, trusts or estates currently are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income.
Non-corporate
U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate
U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
Legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Information Reporting and Backup Withholding
We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions to a U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder is subject to backup withholding. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Medicare Tax on Net Investment Income
Non-corporate
U.S. stockholders generally are subject to a 3.8% Medicare surtax on their “net investment income,” the calculation of which includes interest income and OID, any taxable gain from the disposition of our Common Shares and any distributions on our Common Shares (including the amount of any deemed distribution) to the extent such distribution is treated as a dividend or as capital gain (as described above under “Taxation of U.S. Stockholders—Distributions on Our Common Shares”).
Non-corporate
U.S. stockholders are urged to consult their own tax advisors on the effect of acquiring, holding and disposing of our Common Shares, on the computation of “net investment income” in their individual circumstances.

Disclosure of Certain Recognized Losses.
Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to either our Common Shares of $2 million or more for a non-corporate
U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, such stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain “portfolio securities” in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders are urged to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Taxation of
Non-U.S.
Stockholders
The following discussion applies only to persons that are
non-U.S.
stockholders. If you are not a
non-U.S.
stockholder, this discussion does not apply to you.
Whether an investment in our Common Shares is appropriate for a
non-U.S.
stockholder will depend upon that stockholder’s particular circumstances. An investment in our Common Shares by a
non-U.S.
stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a
non-U.S.
stockholder.
Non-U.S.
stockholders are urged to consult their own tax advisors as to the tax consequences of acquiring, holding and disposing of our Common Shares before investing.
Distributions on, and Sale or Other Disposition of, Our Common Shares
Distributions of our investment company taxable income to
non-U.S.
stockholders will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.
Actual or deemed distributions of our net capital gain to a
non-U.S.
stockholder, and gains recognized by a
non-U.S.
stockholder upon the sale of our Common Shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the
non-U.S.
stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied.
Non-U.S.
stockholders of our Common Shares are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.
In general, no U.S. source withholding taxes will be imposed on distributions paid by RICs to non-
U.S. stockholders to the extent the distributions are properly designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a
non-U.S.
stockholder, and that satisfy certain other requirements. We expect that a portion of our distributions will qualify as interest-related dividends, although we cannot assure you the exact proportion that will so qualify.
If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a
non-U.S.
stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the
non-U.S.
stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the
non-U.S.
stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the
non-U.S.
stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
We have the ability to declare a large portion of a distribution in shares of our Common Shares. As long as a portion of such distribution is paid in cash and certain other requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our
non-U.S.
stockholders will be taxed

on 100% of the fair market value of the distribution on the date the distribution is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the distribution is paid in shares of our Common Shares. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a
non-U.S.
stockholder.
Information Reporting and Backup Withholding
A
non-U.S.
stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the
non-U.S.
stockholder provides us or the dividend paying agent with an IRS
Form W-8BEN
or IRS
Form W-8BEN-E
(or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a
non-U.S.
stockholder or otherwise establishes an exemption from backup withholding.
Withholding and Information Reporting on Financial Accounts
Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any distributions paid on our Common Shares to: (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial
foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or is subject to an applicable “intergovernmental agreement.” If payment of this withholding tax is made,
non-U.S.
stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such distributions will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules.
Non-U.S.
stockholders are urged to consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect of any amounts withheld.
Non-U.S.
stockholders are urged to consult their tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and
non-U.S.
tax consequences, of an investment in our Common Shares.
Other Taxation
Stockholders may be subject to state, local and foreign taxes on their distributions from our Common Shares. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in our Common Shares.
STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING
THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE
FUND, INCLUDING THE STATE, LOCAL AND
NON-U.S.
INCOME AND OTHER
TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON SHARES.

RESTRICTIONS ON SHARE OWNERSHIP
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including for e.g., IRA and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any Similar Laws, or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.
In contemplating an investment in the Fund, each fiduciary of the Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, Section 4975 of the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if our investment adviser or any of its affiliates is a fiduciary with respect to such assets of the Plan.
In contemplating an investment in the Fund, fiduciaries of Plans subject to Title I of ERISA or Section 4975 of the Code (a “Covered Plan”) should also carefully consider the definition of the term “plan assets” in ERISA and the Plan Asset Regulations. Under ERISA and the Plan Asset Regulations, when a Covered Plan invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the Investment Company Act, the Covered Plan’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by “benefit plan investors” (“Benefit Plan Investors”) is not “significant” (each within the meaning of the Plan Asset Regulations). The term “Benefit Plan Investor” is defined in the Plan Asset Regulations to include (a) any employee benefit plan (as defined in section 3(3) of ERISA) subject to the provisions of Title I of ERISA, (b) any plan described in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) any entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity.
Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each such person, a “Controlling Person”).
If the assets of the Fund were deemed to be “plan assets” under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, our investment adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Covered Plan any profit realized on the transaction and (ii) reimburse the Covered Plan for any losses suffered by the Covered Plan as a result of the investment. In addition, each party in interest or disqualified person (within the meaning of Section 3(14) of ERISA or Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of a Covered Plan who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries
for actions taken by or on behalf of the Fund or our investment adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt
status.
Accordingly, for so long as the shares of the Fund are not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investors’ investments in each class of shares of the Fund to less than 25%, disregarding equity interests held by Controlling Persons, within the meaning of the Plan Asset Regulations. In this respect, in order to avoid the possibility that our assets could be treated as “plan assets,” within the meaning of the Plan Asset Regulations, we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person.
In addition, we have the power to (a) exclude any common stockholder or potential common stockholder from purchasing Common Shares; (b) prohibit any redemption of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board determines that there is a substantial likelihood that such holder’s purchase or ownership of Common Shares or the redemption of such holder’s Common Shares would result in (i) our assets to be characterized as “plan assets,” subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, Section 4975 of the Code or any provisions of any Similar Laws or (ii) the Fund, our investment adviser or any affiliates thereof to be considered a fiduciary of any common stockholder for purposes of the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA, Section 4975 of the Code or any applicable Similar Laws, and all Common Shares of the Fund shall be subject to such terms and conditions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by The Bank of New York Mellon. The address of the custodian is 240 Greenwich Street, New York, New York 10286. SS&C GIDS, Inc. acts as the transfer agent, distribution paying agent and registrar for our Common Shares. The principal business address of SS&C GIDS, Inc. is 801 Pennsylvania Ave., Suite 219725, Kansas City, Missouri 64105.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.
Subject to policies established by our Board, our investment adviser, Crescent Cap NT Advisers, LLC, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the Firm and the Firm’s risk and skill in positioning blocks of securities.
While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, located at 725 South Figueroa Street, Los Angeles, California 90017, is the independent registered public accounting firm of the Fund.
The audited financial statements of Crescent Private Credit Income Corp. appearing in this Prospectus have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS
Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Venable LLP, Baltimore, Maryland. Kirkland & Ellis LLP, Los Angeles, California and New York, New York, acts as counsel to the Fund.

AVAILABLE INFORMATION
We have filed with the SEC a registration statement on
Form N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at
(888) 875-0116,
by sending an
e-mail
to us at
ISD-Alternatives@aamlive.com
or on our website at
www.crescentprivatecredit.com
. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
www.sec.gov
. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, after paying a duplicating fee, by sending a request by
e-mail
to publicinfo@sec.gov or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

CONSOLIDATED FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
CRESCENT PRIVATE CREDIT INCOME CORP
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm (Ernst & Young LLP, Los Angeles, CA, PCAOB ID: 42)	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2025 and December 31, 2024	F-3
Consolidated Statements of Operations for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023	F-5
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023	F-6
Consolidated Statements of Cash Flows for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023	F-7
Consolidated Schedule of Investments as of December 31, 2025	F-8
Consolidated Schedule of Investments as of December 31, 2024	F-27
Notes to Consolidated Financial Statements	F-38

Report of Independent
Registered
Public Accounting Firm
To the Stockholders and the Board of Directors of Crescent Private Credit Income Corp.
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Crescent Private Credit Income Corp. (the Company), including the consolidated schedules of investments, as of December 31, 2025 and 2024, the related consolidated statements of operations, changes in net assets, and cash flows for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations, changes in its net assets, and its cash flows for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 and 2024, by correspondence with the syndication agents, underlying investees and others; when replies were not received from the syndication agents, underlying investees and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Company’s auditor since 2023.
Los Angeles, California
March 6, 2026

Crescent Private Credit Income Corp.
Consolidated Statements of Assets and Liabilities
(in thousands, except for per share data)

	As of December 31, 2025	As of December 31, 2024
Assets
Investments, at fair value
Non-controlled non-affiliated investments (cost of $870,675 and $280,031, respectively)	$879,592	$282,161
Cash and cash equivalents	84,758	10,695
Restricted cash and cash equivalents	13,208	10,672
Interest receivable	2,402	1,372
Receivable from unsettled transactions	1,881	1,299
Deferred offering costs	366	2,202
Other assets	—	3,377

Total assets	$982,207	$311,778

Liabilities
Debt (net of deferred financing costs of $6,873 and $1,413, respectively)	$413,099	$110,566
Payable for investments purchased	49,687	2,094
Subscriptions received in advance	43,990	8,500
Interest and other debt financing costs payable	3,770	1,917
Distribution payable	3,437	1,536
Management fees payable	1,313	545
Accrued expenses and other liabilities	1,842	5,895

Total liabilities	517,138	131,053
Commitments and Contingencies (Note 7)
Net assets
Common stock, par value $0.01 per share (300,000,000 shares authorized, 17,187,406 and 6,677,756 shares issued and outstanding, respectively)	172	67
Paid-in capital in excess of par value	454,557	171,093
Accumulated earnings/(loss)	10,340	9,565

Total net assets	465,069	180,725

Total liabilities and net assets	$982,207	$311,778

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Statements of Assets and Liabilities
(in thousands, except for per share data)

NET ASSET VALUE PER SHARE	As of December 31, 2025	As of December 31, 2024
Class I Shares:
Net assets	$465,005	$180,725
Common Shares outstanding ($0.01 par value, 100,000,000 shares authorized)	17,185,048	6,677,756
Net asset value per share	$27.06	$27.06
Class S Shares:
Net assets	$64	$—
Common Shares outstanding ($0.01 par value, 100,000,000 shares authorized)	2,358	—
Net asset value per share	$27.06	$—

Crescent Private Credit Income Corp.
Consolidated Statements of Operations
(in thousands, except for per share data)

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
Investment Income:
From non-controlled non-affiliated investments:
Interest income	$44,672	$22,898	$3,882
Paid-in-kind interest	1,449	305	—
Dividend income	562	—	—
Other income	703	391	160

Total investment income	47,386	23,594	4,042

Expenses:
Interest and other debt financing costs	13,917	6,346	188
Management fees	3,797	1,979	590
Income based incentive fees	2,875	879	198
Offering costs	2,731	1,521	—
Professional fees	1,051	820	277
Directors’ fees	268	185	142
Capital gains based incentive fees	140	151	172
Organizational costs	—	1,544	—
Administrative services expenses	1,339	1,475	571
Other general and administrative expenses	1,117	783	296

Total expenses	27,235	15,683	2,434

Management fees waiver	(58)	(585)	(590)
Income based incentive fees waiver	(2,875)	(879)	(198)
Capital gains based incentive fees waiver	(140)	(151)	(172)
Expense support reimbursement	(5,419)	(5,034)	—

Net expenses	18,743	9,034	1,474

Net investment income before taxes	28,643	14,560	2,568
Provision for excise taxes	222	325	110

Net investment income	28,421	14,235	2,458

Net realized and unrealized gains (losses) on investments:
Net realized gain (loss) on:
Non-controlled non-affiliated investments	(2,900)	(97)	—
Foreign currency transactions	(1,736)	(87)	—
Net change in unrealized appreciation (depreciation) on:
Non-controlled non-affiliated investments	6,787	755	1,375
Foreign currency translation	(1,032)	636	—

Net realized and unrealized gains (losses) on investments	1,119	1,207	1,375

Net increase in net assets resulting from operations	$29,540	$15,442	$3,833

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Statements of Changes in Net Assets
(in thousands, except share and per share data)

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
Net increase (decrease) in net assets resulting from operations:
Net investment income	$28,421	$14,235	$2,458
Net realized gain (loss) on investments	(4,636)	(184)	—
Net change in unrealized appreciation (depreciation)	5,755	1,391	1,375

Total net increase (decrease) in net assets resulting from operations:	29,540	15,442	3,833
Share Transactions
Class I:
Issuance of common stock	283,715	71,570	100,000
Distributions reinvested	12	—	—
Distributions to Stockholders	(28,983)	(10,145)	—

Net increase (decrease) from share transactions - Class I	254,744	61,425	100,000
Class S:
Issuance of common stock	60	—	—
Distributions reinvested	3	—	—
Distributions to Stockholders	(3)	—	—

Net increase (decrease) from share transactions - Class S	60	—	—

Total increase (decrease) in net assets	284,344	76,867	103,833

Net assets, beginning of period	$180,725	$103,858	$25

Net assets, end of period	$465,069	$180,725	$103,858

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Statements of Cash Flows
(in thousands)

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$29,540	$15,442	$3,833
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of investments	(750,855)	(231,846)	(113,237)
Paid-in-kind interest income	(1,449)	—	—
Proceeds from sales of investments and principal repayments	160,853	65,556	424
Net realized (gain) loss on investments, foreign currency transactions	4,636	184	—
Net change in unrealized (appreciation) depreciation on investments, foreign currency translation	(5,755)	(1,391)	(1,375)
Amortization of premium and accretion of discount, net	(3,829)	(1,006)	(106)
Amortization of deferred offering costs	2,731	1,521	—
Amortization of deferred financing costs	905	359	23
Change in operating assets and liabilities:
(Increase) decrease in receivable from unsettled transactions	(582)	(1,299)	—
(Increase) decrease in interest receivable	(1,030)	(701)	(671)
(Increase) decrease in other assets	(161)	(3,374)	(3)
Increase (decrease) in payable for investments purchased	47,593	(15,668)	17,762
Increase (decrease) in interest and other debt financing costs payable	2,498	1,740	177
Increase (decrease) in management fees payable	768	545	—
Increase (decrease) in accrued expenses and other liabilities	(756)	4,698	1,197

Net cash provided by (used for) operating activities	$(514,893)	$(165,240)	$(91,976)

Cash flows from financing activities:
Proceeds from issuance of common stock	283,775	71,570	100,000
Increase (decrease) in subscriptions received in advance	35,490	8,500	—
Distributions paid	(27,070)	(8,609)	—
Offering costs paid	(654)	(3,723)	—
Borrowings on credit facilities	532,669	120,621	22,500
Repayments on credit facilities	(230,207)	(30,500)	—
Deferred financing and debt issuance costs paid	(2,661)	—	(1,795)

Net cash provided by (used for) financing activities	591,342	157,859	120,705

Effect of exchange rate changes on cash denominated in foreign currency	150	(6)	—

Net increase (decrease) in cash and cash equivalents	76,599	(7,387)	28,729
Cash and cash equivalents, restricted cash and foreign currency, beginning of period	21,367	28,754	25

Cash and cash equivalents, restricted cash and foreign currency, end of period (1)	$97,966	$21,367	$28,754

Supplemental and non-cash financing activities:
Cash paid during the period for interest	$10,520	$4,234	$—
Cash paid during the period for taxes	$327	$110	$—
Accrued but unpaid distributions	$3,437	$1,536	$—
Reinvestment of distributions during the period	$15	$—	$—
Non-cash settlement of offering costs	$3,103	$—	$—
Non-cash borrowings on credit facilities	$4,349	$—	$—
Non-cash settlement of deferred financing	$3,704	$—	$—

(1)
As of December 31, 2025, the balance included cash and cash equivalents of $84,758 (including cash denominated in foreign currency of $634) and restricted cash and cash equivalents of $13,208 (including cash denominated in foreign currency of $721). As of December 31, 2024, the balance included cash and cash equivalents of $10,695 (including cash denominated in foreign currency of $40) and restricted cash and cash equivalents of $10,672 (including cash denominated in foreign currency of $440).

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Investments (1)(2)(3)
United States
Debt Investments
Capital Goods
Accurate Finance Sub, LLC (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			09/2032	$—	$(1)	(0.0)%	$(2)
Accurate Finance Sub, LLC (4)(5)	Senior Secured First Lien Revolver			09/2032	—	(1)	(0.0)	(1)
Accurate Finance Sub, LLC	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.42%	09/2032	550	546	0.1	546
Ahead DB Holdings LLC (7)	Senior Secured First Lien Term Loan	S + 250, 75 Floor	6.17%	02/2031	2,813	2,806	0.6	2,813
Altar Bidco, Inc. (7)	Senior Secured First Lien Term Loan	S + 310, 50 Floor	6.78%	02/2029	3,307	3,279	0.7	3,278
Ascend Learning, LLC (7)	Senior Secured First Lien Term Loan	S + 300, 50 Floor	6.72%	12/2028	767	767	0.2	771
Bingo Holdings I LLC (7)	Senior Secured First Lien Term Loan	S + 475	8.42%	06/2032	2,579	2,556	0.5	2,534
Boxer Parent Company Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 300	6.82%	07/2031	3,750	3,741	0.8	3,745
Brand Industrial Services (7)	Senior Secured First Lien Term Loan	S + 450, 50 Floor	8.35%	08/2030	685	668	0.1	626
Chariot Buyer (7)	Senior Secured First Lien Term Loan	S + 300	6.72%	09/2032	2,237	2,234	0.5	2,244
Cloud Software Group, Inc. (7)	Senior Secured First Lien Term Loan	S + 325	6.92%	08/2032	512	512	0.1	513
Cloud Software Group, Inc. (7)	Senior Secured First Lien Term Loan	S + 325	6.92%	03/2031	2,552	2,552	0.6	2,558
Corelogic, Inc. (7)	Senior Secured First Lien Term Loan	S + 361.45, 50 Floor	7.33%	06/2028	2,238	2,240	0.5	2,243
Dayforce Inc (7)(11)	Senior Secured First Lien Term Loan	S + 300	6.69%	10/2032	3,375	3,368	0.7	3,369
GB Eagle Buyer, Inc.	Unitranche First Lien Delayed Draw Term Loan	S + 450, 100 Floor	8.35%	12/2030	1,282	1,277	0.3	1,269
GB Eagle Buyer, Inc. (4)(5)	Unitranche First Lien Revolver			12/2030	—	(4)	(0.0)	(5)
GB Eagle Buyer, Inc.	Unitranche First Lien Term Loan	S + 450, 100 Floor	8.17%	12/2030	3,162	3,134	0.7	3,130
GB Eagle Buyer, Inc.	Unitranche First Lien Term Loan	S + 450, 100 Floor	8.35%	12/2030	20,403	20,202	4.3	20,199
GB Eagle Buyer, Inc. (4)(5)	Unitranche First Lien Delayed Draw Term Loan			12/2030	—	(51)	(0.0)	(104)
GB Eagle Buyer, Inc. (4)(5)	Unitranche First Lien Revolver			12/2030	—	(40)	(0.0)	(41)
Genesys Cloud Services Holdings II LLC (7)	Senior Secured First Lien Term Loan	S + 250	6.22%	12/2027	2,840	2,805	0.6	2,838
Iron Mountain Inc (6)(7)	Senior Secured First Lien Term Loan	S + 200	5.72%	01/2031	2,813	2,813	0.6	2,816
Mcafee Corp. (7)	Senior Secured First Lien Term Loan	S + 300, 50 Floor	6.72%	03/2029	2,000	1,908	0.4	1,852
Parts Town	Unitranche First Lien Term Loan	S + 500 (175 PIK), 75 Floor	8.67%	04/2030	5,447	5,419	1.2	5,433
Parts Town (4)(5)	Unitranche First Lien Delayed Draw Term Loan			04/2030	—	—	(0.0)	(1)
Ping Identity Corp (7)	Senior Secured First Lien Term Loan	S + 275	6.59%	11/2032	1,117	1,118	0.2	1,121
Pushpay USA Inc. (7)	Senior Secured First Lien Term Loan	S + 419.46	8.07%	08/2031	992	986	0.2	993

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Qlik Technologies (7)(11)	Senior Secured First Lien Term Loan	S + 325, 50 Floor	6.94%	10/2030	2,803	2,810	0.6	2,802
Quartz Acquireco LLC (Qualtrics)	Senior Secured First Lien Term Loan	S + 225	5.92%	06/2030	2,808	2,805	0.6	2,808
Realpage, Inc. (7)	Senior Secured First Lien Term Loan	S + 326.16, 50 Floor	6.93%	04/2028	2,240	2,232	0.5	2,241
Red Planet Borrower, LLC (7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.72%	09/2032	2,158	2,137	0.5	2,165
Sovos Compliance, LLC (7)	Senior Secured First Lien Term Loan	S + 325	6.97%	08/2029	1,586	1,584	0.3	1,593
TransDigm Inc (6)(7)	Senior Secured First Lien Term Loan	S + 250	6.22%	02/2031	2,793	2,803	0.6	2,807
Zayo Group Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 350	7.22%	09/2032	1,751	1,680	0.4	1,667
Zelis Payments Buyer Inc (7)	Senior Secured First Lien Term Loan	S + 275	6.47%	09/2029	2,638	2,615	0.6	2,616

					84,198	83,500	18.0	83,436

Commercial and Professional Services
Access Records Management (7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.72%	08/2030	3,059	3,049	0.6	2,960
AlixPartners, LLP (7)(11)	Senior Secured First Lien Term Loan	S + 200	5.69%	08/2032	2,810	2,814	0.6	2,818
Allied Universal Holdco LLC (7)	Senior Secured First Lien Term Loan	S + 335	7.07%	08/2032	2,419	2,417	0.5	2,434
Career Certified LLC (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 500, 100 Floor	8.67%	02/2031	99	99	0.0	99
Career Certified LLC (4)(5)	Senior Secured First Lien Revolver			02/2031	—	(1)	—	—
Career Certified LLC	Senior Secured First Lien Term Loan	S + 500, 100 Floor	8.67%	02/2031	746	741	0.2	746
CMG Holdco	Unitranche First Lien Delayed Draw Term Loan	S + 450, 100 Floor	8.20%	10/2028	413	410	0.1	408
CMG Holdco	Unitranche First Lien Delayed Draw Term Loan	S + 450, 100 Floor	8.20%	10/2028	1,038	1,030	0.2	1,026
CMG Holdco (5)	Unitranche First Lien Delayed Draw Term Loan	S + 450, 100 Floor	8.78%	10/2028	1,071	1,059	0.2	1,054
CMG Holdco (4)(5)	Unitranche First Lien Delayed Draw Term Loan			10/2028	—	(4)	(0.0)	(7)
CMG Holdco (4)(5)	Unitranche First Lien Revolver			10/2028	—	(4)	(0.0)	(6)
CMG Holdco	Unitranche First Lien Term Loan	S + 450, 100 Floor	8.20%	10/2028	700	695	0.1	691
CMG Holdco (4)(5)	Unitranche First Lien Delayed Draw Term Loan			11/2030	—	(20)	(0.0)	(51)
CMG Holdco (4)(5)	Unitranche First Lien Revolver			11/2030	—	(6)	(0.0)	(8)
Crisis Prevention Institute, Inc. (7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.67%	04/2031	2,040	2,036	0.4	2,032
Dispatch Acquisition Holdings, LLC (5)	Unitranche First Lien Revolver	S + 475, 75 Floor	8.42%	11/2032	1,673	1,627	0.3	1,627
Dispatch Acquisition Holdings, LLC	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.42%	11/2032	25,385	25,131	5.4	25,131
Duraserv LLC (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 475, 75 Floor	8.48%	06/2031	1,048	1,040	0.2	1,030
Duraserv LLC	Senior Secured First Lien Delayed Draw Term Loan	S + 475, 75 Floor	8.48%	06/2031	1,766	1,754	0.4	1,748

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Duraserv LLC (5)	Senior Secured First Lien Revolver	S + 475, 75 Floor	8.57%	06/2030	119	112	0.0	110
Duraserv LLC	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.48%	06/2031	4,761	4,725	1.0	4,714
Duraserv LLC (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			06/2031	—	(17)	(0.0)	(36)
Fairbanks Morse Defense (7)	Senior Secured First Lien Term Loan	S + 275	6.42%	06/2030	1,173	1,163	0.3	1,179
FS Investments (Franklin Sq.)	Senior Secured First Lien Term Loan	S + 225	6.17%	04/2031	2,833	2,805	0.6	2,762
Galway Borrower, LLC (5)	Unitranche First Lien Revolver	S + 450, 75 Floor	8.19%	09/2028	121	117	0.0	117
Galway Borrower, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 450, 75 Floor	8.17%	09/2028	1,121	1,088	0.2	1,135
GN Loanco, LLC (7)	Senior Secured First Lien Term Loan	S + 450, 75 Floor	8.34%	12/2030	3,080	3,034	0.7	3,065
Halo Buyer Inc (5)	Unitranche First Lien Revolver	S + 600, 100 Floor	9.72%	08/2029	187	178	0.0	194
Halo Buyer Inc	Unitranche First Lien Term Loan	S + 600, 100 Floor	9.72%	08/2029	3,452	3,394	0.8	3,499
Iris Buyer, LLC	Unitranche First Lien Delayed Draw Term Loan	S + 525, 100 Floor	8.92%	10/2030	326	320	0.1	323
Iris Buyer, LLC (4)(5)	Unitranche First Lien Revolver			10/2029	—	(9)	(0.0)	(5)
Iris Buyer, LLC	Unitranche First Lien Term Loan	S + 525, 100 Floor	9.09%	10/2030	3,461	3,387	0.7	3,426
Iris Buyer, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 525, 100 Floor	8.92%	10/2030	521	518	0.1	514
Iris Buyer, LLC	Unitranche First Lien Term Loan	S + 525, 100 Floor	8.92%	10/2030	101	100	0.0	100
Lawn Star Buyer, LLC (4)(5)	Senior Secured First Lien Revolver			06/2031	—	(6)	—	—
Lawn Star Buyer, LLC	Senior Secured First Lien Term Loan	S + 475, 100 Floor	8.42%	06/2031	1,800	1,784	0.4	1,799
McKissock Investment Holdings LLC (Colibri) (7)	Senior Secured First Lien Term Loan	S + 500, 75 Floor	8.87%	03/2029	2,940	2,894	0.6	2,769
Midwest Physician Administrative Services, LLC (7)	Senior Secured First Lien Term Loan	S + 326.16, 75 Floor	6.93%	03/2028	1,675	1,575	0.3	1,528
Neptune Bidco US Inc. (6)(7)	Senior Secured First Lien Term Loan	S + 510, 50 Floor	9.01%	04/2029	2,619	2,545	0.6	2,596
Northstar (7)	Senior Secured First Lien Term Loan	S + 475, 50 Floor	8.59%	05/2030	572	570	0.1	578
Pre-paid Legal Services, Inc. (7)	Senior Secured First Lien Term Loan	S + 325, 50 Floor	6.97%	12/2028	1,635	1,632	0.3	1,585
Prime Security Services Borrower, LLC (P1/ADT) (6)(7)	Senior Secured First Lien Term Loan	S + 200	6.13%	10/2030	2,812	2,816	0.6	2,820
Quidelortho Corp (6)(7)	Senior Secured First Lien Term Loan	S + 400	7.72%	08/2032	3,072	3,056	0.7	3,075
Southern Veterinary Partners LLC (7)	Senior Secured First Lien Term Loan	S + 250	6.37%	12/2031	1,494	1,486	0.3	1,493
Trace3 (Escape Velocity Holdings) (5)(7)(11)	Senior Secured First Lien Delayed Draw Term Loan			10/2032	—	—	0.0	1
Trace3 (Escape Velocity Holdings) (7)(11)	Senior Secured First Lien Term Loan	S + 400	7.69%	10/2032	1,692	1,695	0.4	1,698
Trugreen (7)	Senior Secured First Lien Term Loan	S + 410, 75 Floor	7.82%	11/2027	2,084	2,023	0.4	2,047

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Unosquare, LLC (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			06/2031	—	—	(0.0)	(10)
Unosquare, LLC (4)(5)	Senior Secured First Lien Revolver			06/2031	—	—	(0.0)	(4)
Unosquare, LLC	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.47%	06/2031	3,042	3,014	0.6	3,022
Vaco Holdings, LLC (7)	Senior Secured First Lien Term Loan	S + 500, 75 Floor	8.67%	01/2029	1,424	1,314	0.3	1,166
DecisionHR Holdings, Inc (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			12/2031	—	(0)	(0.0)	(1)
DecisionHR Holdings, Inc	Senior Secured First Lien Term Loan	S + 450, 100 Floor	8.28%	12/2031	700	695	0.1	695
DecisionHR Holdings, Inc (4)(5)	Senior Secured First Lien Revolver			12/2031	—	(1)	(0.0)	(1)

					93,084	91,874	19.5	91,685

Consumer Discretionary Distribution and Retail
Bass Pro - Great American Outdoors Group LLC (7)	Senior Secured First Lien Term Loan	S + 325, 75 Floor	6.97%	01/2032	2,985	2,974	0.6	3,007
Family Dollar	Senior Secured Second Lien Term Loan	S + 650, 100 Floor	10.37%	07/2030	10,000	9,912	2.2	10,300
Gloves Buyers, Inc. (7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.72%	01/2032	2,280	2,230	0.5	2,273
Harbor Freight Tools USA, Inc (7)(11)	Senior Secured First Lien Term Loan	S + 225	5.94%	06/2031	2,845	2,813	0.6	2,822
Inspire Brands, Inc. (Arby’s & Buffalo Wild Wings) (7)	Senior Secured First Lien Term Loan	S + 250, 75 Floor	6.22%	12/2030	2,798	2,801	0.6	2,808
Mavis Tire Express (7)	Senior Secured First Lien Term Loan	S + 300, 75 Floor	6.72%	05/2028	1,860	1,859	0.4	1,868
PetSmart (7)	Senior Secured First Lien Term Loan	S + 400	7.73%	08/2032	3,034	3,010	0.7	3,026

					25,802	25,599	5.6	26,104

Consumer Durables and Apparel
HP PHRG Borrower, LLC (7)(11)	Senior Secured First Lien Term Loan	S + 400	7.67%	02/2032	3,007	2,952	0.6	2,994
Hunter Douglas Holdings UK Limited (6)(7)	Senior Secured First Lien Term Loan	S + 325	6.92%	01/2032	1,738	1,715	0.4	1,749
Varsity Brands (7)	Senior Secured First Lien Term Loan	S + 300	6.67%	08/2031	2,608	2,580	0.6	2,621

					7,353	7,247	1.6	7,364

Consumer Services
Astro Acquisition LLC (7)	Senior Secured First Lien Term Loan	S + 325, 50 Floor	7.12%	08/2032	1,298	1,298	0.3	1,310
Caesars Entertainment Inc (6)(7)	Senior Secured First Lien Term Loan	S + 225, 50 Floor	5.97%	02/2030	3,205	3,182	0.7	3,188
CPM Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 450, 50 Floor	8.34%	09/2028	1,532	1,512	0.3	1,527
Dave & Buster’s, Inc. (6)(7)	Senior Secured First Lien Term Loan	S + 325	7.13%	11/2031	1,350	1,294	0.3	1,211
Essential Services Holding Corporation (4)(5)	Unitranche First Lien Delayed Draw Term Loan			06/2031	—	(3)	—	—
Essential Services Holding Corporation (5)	Unitranche First Lien Revolver	S + 500, 75 Floor	8.88%	06/2030	186	182	0.0	186
Essential Services Holding Corporation	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.88%	06/2031	3,792	3,760	0.8	3,792

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Golden Nugget Inc (Landry’s) (7)	Senior Secured First Lien Term Loan	S + 325, 50 Floor	6.97%	01/2029	2,804	2,795	0.6	2,806
J&J Ventures Gaming (7)	Senior Secured First Lien Term Loan	S + 350, 75 Floor	7.22%	04/2030	3,072	3,026	0.7	3,055
Landscape Workshop LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 500, 75 Floor	8.67%	05/2032	2,492	2,463	0.6	2,619
Landscape Workshop LLC (5)	Unitranche First Lien Revolver	S + 500, 75 Floor	8.67%	05/2031	564	534	0.1	564
Landscape Workshop LLC	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.67%	05/2032	19,411	19,223	4.3	19,799
Learning Care Group (US) No. 2 Inc. (7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.86%	08/2028	2,194	2,177	0.4	1,838
Marriott Ownership Resorts, Inc. (6)(7)	Senior Secured First Lien Term Loan	S + 225	5.97%	03/2031	2,813	2,799	0.6	2,820
Scientific Games Holdings LP (7)	Senior Secured First Lien Term Loan	S + 300, 50 Floor	6.93%	04/2029	3,038	3,018	0.6	2,988
Voyager Parent LLC (6)(7)	Senior Secured First Lien Term Loan	S + 475	8.42%	07/2032	2,993	2,965	0.6	2,998
CRS TH Holdings, Corp. (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			12/2032	—	(2)	(0.0)	(3)
CRS TH Holdings, Corp. (4)(5)	Senior Secured First Lien Revolver			12/2032	—	(2)	(0.0)	(2)
CRS TH Holdings, Corp.	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.42%	12/2032	1,375	1,365	0.3	1,365

					52,119	51,586	11.2	52,061

Diversified Financials
RWA Wealth Partners, LLC.	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.63%	11/2030	1,687	1,676	0.4	1,687
RWA Wealth Partners, LLC. (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475, 75 Floor	8.49%	11/2030	330	327	0.1	330
RWA Wealth Partners, LLC. (4)(5)	Unitranche First Lien Revolver			11/2030	—	(2)	—	—

					2,017	2,001	0.5	2,017

Energy
Brazos (7)	Senior Secured First Lien Term Loan	S + 250, 50 Floor	6.27%	02/2030	1,865	1,866	0.4	1,870
Cornerstone Generation, LLC (7)	Senior Secured First Lien Term Loan	S + 325	7.09%	10/2031	364	363	0.1	368
Delek US Holdings, Inc. (6)(7)	Senior Secured First Lien Term Loan	S + 350, 50 Floor	7.22%	11/2029	1,796	1,795	0.4	1,800
Vistra Zero Operating Company, LLC (7)(11)	Senior Secured First Lien Term Loan	S + 200	5.69%	04/2031	3,210	3,182	0.7	3,184

					7,235	7,206	1.6	7,222

Financial Services
Americana Partners LLC (4)(5)	Unitranche First Lien Delayed Draw Term Loan			05/2031	—	(4)	—	—
Americana Partners LLC (4)(5)	Unitranche First Lien Revolver			05/2031	—	(3)	—	—
Americana Partners LLC	Unitranche First Lien Term Loan	S + 425, 75 Floor	7.92%	05/2031	650	645	0.1	650
Aretec Group (Cetera) (7)	Senior Secured First Lien Term Loan	S + 300	6.72%	08/2030	1,500	1,502	0.3	1,508
Blackhawk Network Holdings, Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 400, 100 Floor	7.67%	03/2029	2,234	2,231	0.5	2,247

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Camelot US (6)(7)	Senior Secured First Lien Term Loan	S + 325	6.97%	01/2031	2,810	2,801	0.6	2,818
Cary Street Partners (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 475, 100 Floor	8.42%	05/2031	178	165	0.0	178
Cary Street Partners (4)(5)	Senior Secured First Lien Revolver			05/2031	—	(4)	—	—
Cary Street Partners	Senior Secured First Lien Term Loan	S + 475, 100 Floor	8.42%	05/2031	1,791	1,770	0.4	1,791
Coral-Us Co-Borrower LLC (7)	Senior Secured First Lien Term Loan	S + 325	7.15%	01/2032	3,860	3,805	0.8	3,794
Fortress Intermediate 3 Inc (7)	Senior Secured First Lien Term Loan	S + 300	6.78%	06/2031	1,869	1,849	0.4	1,873
HPOne (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			08/2031	—	(6)	(0.0)	(8)
HPOne (4)(5)	Senior Secured First Lien Revolver			08/2031	—	(21)	(0.0)	(21)
HPOne	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.42%	08/2031	10,800	10,720	2.3	10,724
Jane Street Group / JSG Finance Inc (7)	Senior Secured First Lien Term Loan	S + 200	5.82%	12/2031	3,755	3,729	0.8	3,742
Jump Financial LLC	Senior Secured First Lien Term Loan	S + 350	7.17%	02/2032	475	474	0.1	470
Kestra Advisor Services Holdings A, Inc. (7)	Senior Secured First Lien Term Loan	S + 300	6.72%	03/2031	2,436	2,432	0.5	2,444
LBM Acquisition (7)	Senior Secured First Lien Term Loan	S + 385, 75 Floor	7.58%	05/2034	2,534	2,436	0.5	2,383
Modena Buyer LLC (7)	Senior Secured First Lien Term Loan	S + 450	8.34%	07/2031	2,594	2,548	0.6	2,586
Nexus (7)	Senior Secured First Lien Term Loan	S + 350	7.22%	07/2031	793	787	0.2	783
Nexus (7)	Senior Secured First Lien Term Loan	S + 400	7.72%	07/2031	1,986	1,989	0.4	1,974
Numera (4)(5)	Unitranche First Lien Delayed Draw Term Loan			08/2032	—	(1)	(0.0)	(2)
Numera (4)(5)	Unitranche First Lien Revolver			08/2032	—	(1)	(0.0)	(1)
Numera	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.72%	08/2032	600	596	0.1	596
Plano Holdco, Inc.	Senior Secured First Lien Term Loan	S + 350	7.17%	10/2031	2,291	2,245	0.5	2,228
Rand Parent, LLC (7)	Senior Secured First Lien Term Loan	S + 300	6.67%	03/2030	2,810	2,788	0.6	2,822
Savers (7)(11)	Senior Secured First Lien Term Loan	S + 300	6.70%	09/2032	2,545	2,538	0.6	2,561
Star Parents, Inc. (7)	Senior Secured First Lien Term Loan	S + 400	7.67%	09/2030	3,048	2,986	0.7	3,055
Summit Acquisition Inc	Senior Secured First Lien Term Loan	S + 350	7.22%	10/2031	846	844	0.2	853
UHY Advisors , Inc.	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.57%	11/2031	1,762	1,751	0.4	1,762
UHY Advisors , Inc. (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475, 75 Floor	8.42%	11/2031	212	208	0.0	212
UHY Advisors , Inc. (5)	Unitranche First Lien Revolver	S + 475, 75 Floor	8.42%	11/2031	130	127	0.0	130
Vrs Buyer Inc (5)(7)	Senior Secured First Lien Delayed Draw Term Loan			10/2032	—	—	—	—

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Vrs Buyer Inc (7)	Senior Secured First Lien Term Loan	S + 350	7.24%	10/2032	604	601	0.1	607
White Cap Supply Holdings, LLC (7)	Senior Secured First Lien Term Loan	S + 325	6.97%	10/2029	2,798	2,755	0.6	2,813
Chicago US Midco III LP (5)	Senior Secured First Lien Delayed Draw Term Loan			10/2032	—	1	0.0	1
Chicago US Midco III LP	Senior Secured First Lien Term Loan	S + 250	6.22%	10/2032	2,438	2,447	0.5	2,446
Jefferies Finance LLC (6)(7)(11)	Senior Secured First Lien Term Loan	S + 275	6.50%	10/2031	3,205	3,182	0.7	3,188

					63,554	62,912	13.6	63,207

Food, Beverage and Tobacco
Aspire Bakeries Holdings LLC (7)	Senior Secured First Lien Term Loan	S + 350	7.22%	12/2030	447	445	0.1	450
Primary Products (7)	Senior Secured First Lien Term Loan	S + 325, 50 Floor	7.19%	04/2029	1,576	1,572	0.3	1,559

					2,023	2,017	0.4	2,009

Health Care Equipment and Services
1-800 Contacts (CNT Holdings I Corp) (7)	Senior Secured First Lien Term Loan	S + 225, 75 Floor	6.09%	11/2032	2,793	2,800	0.6	2,803
Admi Corp. (7)	Senior Secured First Lien Term Loan	S + 386.45, 50 Floor	7.58%	12/2027	1,583	1,550	0.3	1,505
Admi Corp. (7)	Senior Secured First Lien Term Loan	S + 575	9.47%	12/2027	517	506	0.1	497
Agiliti Health, Inc. (7)	Senior Secured First Lien Term Loan	S + 300	6.86%	05/2030	2,006	1,954	0.4	1,970
Amneal Pharmaceuticals LLC (6)(7)	Senior Secured First Lien Term Loan	S + 350, 50 Floor	7.22%	08/2032	998	995	0.2	1,007
Angels of Care	Senior Secured First Lien Term Loan	S + 550, 100 Floor	9.22%	02/2030	3,684	3,656	0.8	3,684
Angels of Care (4)(5)	Senior Secured First Lien Revolver			02/2030	—	(3)	—	—
Angels of Care (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 550, 100 Floor	9.43%	02/2030	273	271	0.1	273
Arrow Management Acquisition, LLC (4)(5)	Unitranche First Lien Delayed Draw Term Loan			07/2032	—	(32)	0.0	89
Arrow Management Acquisition, LLC (5)	Unitranche First Lien Revolver	S + 500, 75 Floor	8.67%	07/2032	779	757	0.2	779
Arrow Management Acquisition, LLC	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.67%	07/2032	19,239	19,048	4.2	19,488
Avalign Technologies, Inc. (5)	Unitranche First Lien Revolver	S + 650, 75 Floor	10.22%	12/2028	461	449	0.1	380
Avalign Technologies, Inc.	Unitranche First Lien Term Loan	S + 725 (362.5 PIK), 75 Floor	11.07%	12/2028	7,394	7,303	1.5	6,746
Bristol Hospice (4)(5)	Unitranche First Lien Revolver			08/2032	—	(22)	—	—
Bristol Hospice	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.62%	08/2032	24,239	24,003	5.3	24,724
BVI Medical Inc. (5)	Unitranche First Lien Delayed Draw Term Loan	S + 625 (500 PIK), 75 Floor	10.13%	03/2032	126	124	0.0	124
BVI Medical Inc. (4)(5)	Unitranche First Lien Revolver			03/2032	—	(9)	(0.0)	(9)
BVI Medical Inc.	Unitranche First Lien Term Loan	S + 625 (500 PIK), 75 Floor	9.97%	03/2032	8,423	8,311	1.8	8,375

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Cvet Midco 2, L.P. (7)	Senior Secured First Lien Term Loan	S + 500, 50 Floor	8.67%	10/2029	2,095	1,977	0.4	1,889
Embecta Corp. (6)(7)(11)	Senior Secured First Lien Term Loan	S + 300, 50 Floor	6.72%	03/2029	2,414	2,413	0.5	2,422
Global Medical Response Inc (7)	Senior Secured First Lien Term Loan	S + 350	7.38%	10/2032	1,996	1,990	0.4	2,011
HAH Group Holding Company (7)	Senior Secured First Lien Term Loan	S + 500	8.72%	09/2031	2,313	2,248	0.4	2,038
Hanger, Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 350	7.22%	10/2031	1,753	1,751	0.4	1,761
Hanger, Inc. (5)(7)(11)	Senior Secured First Lien Delayed Draw Term Loan	S + 350	7.22%	10/2031	134	133	0.0	135
Headlands Buyer, Inc. (4)(5)	Unitranche First Lien Delayed Draw Term Loan			09/2032	—	(13)	0.0	4
Headlands Buyer, Inc. (4)(5)	Unitranche First Lien Revolver			09/2032	—	(12)	—	—
Headlands Buyer, Inc.	Unitranche First Lien Term Loan	S + 475, 100 Floor	8.74%	09/2032	6,780	6,713	1.5	6,789
Heartland Dental LLC (7)	Senior Secured First Lien Term Loan	S + 375	7.47%	08/2032	1,407	1,405	0.3	1,414
IVX Health Merger Sub, Inc. (8)	Unsecured Debt	13.50 PIK	13.50%	06/2031	3,528	3,468	0.8	3,633
IVX Health Merger Sub, Inc. (4)(5)	Unitranche First Lien Revolver			06/2030	—	(21)	—	—
IVX Health Merger Sub, Inc.	Unitranche First Lien Term Loan	S + 500, 100 Floor	8.67%	06/2030	6,759	6,651	1.5	6,827
Laseraway Intermediate Holdings II, LLC (7)	Senior Secured First Lien Term Loan	S + 601.16, 75 Floor	9.89%	10/2027	5,195	5,171	1.1	5,176
LifePoint Health Inc (7)	Senior Secured First Lien Term Loan	S + 375	7.65%	11/2028	2,985	2,979	0.6	2,998
LifePoint Health Inc (7)(11)	Senior Secured First Lien Term Loan	S + 350	7.19%	05/2031	1,865	1,870	0.4	1,870
LTC Ally Inc (4)(5)	Senior Secured First Lien Revolver			04/2031	—	(1)	—	—
LTC Ally Inc	Senior Secured First Lien Term Loan	S + 475, 100 Floor	8.73%	04/2031	2,786	2,766	0.6	2,786
MB2 Dental	Unitranche First Lien Term Loan	S + 550, 75 Floor	9.22%	02/2031	5,447	5,405	1.2	5,502
MB2 Dental (5)	Unitranche First Lien Revolver	S + 550, 75 Floor	9.22%	02/2031	69	66	0.0	69
MB2 Dental	Unitranche First Lien Delayed Draw Term Loan	S + 550, 75 Floor	9.22%	02/2031	993	986	0.2	1,003
MB2 Dental	Unitranche First Lien Delayed Draw Term Loan	S + 550, 75 Floor	9.22%	02/2031	789	776	0.2	797
Medical Review Institute of America (5)	Unitranche First Lien Revolver	P + 400, 100 Floor	10.75%	07/2030	64	58	0.0	48
Medical Review Institute of America	Unitranche First Lien Term Loan	S + 500, 100 Floor	8.67%	07/2030	5,629	5,582	1.2	5,515
Net Health Acquisition Corp. (4)(5)	Unitranche First Lien Revolver			07/2031	—	(9)	(0.0)	(3)
Net Health Acquisition Corp.	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.47%	07/2031	8,775	8,704	1.9	8,754
Net Health Acquisition Corp.	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.47%	07/2031	2,940	2,912	0.6	2,933
Organon & Co (6)(7)	Senior Secured First Lien Term Loan	S + 225, 50 Floor	5.97%	05/2031	2,920	2,826	0.6	2,821
Outcomes Group Holding Inc (7)	Senior Secured First Lien Term Loan	S + 300	6.72%	05/2031	1,990	1,983	0.4	2,005

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Owens & Minor, Inc. (6)(7)	Senior Secured First Lien Term Loan	S + 375, 50 Floor	7.47%	03/2029	2,025	2,009	0.4	1,959
Premier Care Dental Management, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 500, 75 Floor	8.72%	08/2028	5,064	5,019	1.1	4,981
Team Health Holdings Inc (7)	Senior Secured First Lien Term Loan	S + 450	8.34%	06/2028	726	726	0.2	730
Viant Medical Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 400	7.72%	10/2031	1,439	1,432	0.3	1,427
National Mentor Holdings, Inc. (5)(7)	Senior Secured First Lien Delayed Draw Term Loan			12/2030	—	—	0.0	1
National Mentor Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 600	9.72%	12/2030	860	835	0.2	863

					154,255	152,459	33.0	153,593

Insurance
Acrisure, LLC (7)	Senior Secured First Lien Term Loan	S + 300	6.72%	11/2030	2,798	2,805	0.6	2,799
Alliant Holdings Intermediate LLC (7)	Senior Secured First Lien Term Loan	S + 250	6.22%	09/2031	2,798	2,801	0.6	2,807
AmWINS Group, Inc. (7)	Senior Secured First Lien Term Loan	S + 225, 75 Floor	5.97%	01/2032	2,992	3,004	0.6	3,004
King Risk Partners LLC	Unitranche First Lien Term Loan	S + 450, 100 Floor	8.22%	04/2031	2,264	2,248	0.5	2,264
King Risk Partners LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 450, 100 Floor	8.22%	04/2031	1,243	1,238	0.3	1,243
King Risk Partners LLC (4)(5)	Unitranche First Lien Revolver			04/2031	—	(3)	—	—
Onedigital Borrower LLC (7)	Senior Secured First Lien Term Loan	S + 300, 50 Floor	6.72%	07/2031	1,592	1,592	0.3	1,598
The Hilb Group, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475, 75 Floor	8.47%	10/2031	388	382	0.1	374
The Hilb Group, LLC (5)	Unitranche First Lien Revolver	S + 475, 75 Floor	8.47%	10/2031	88	82	0.0	81
The Hilb Group, LLC	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.47%	10/2031	5,950	5,900	1.3	5,891
Tropolis Holdings LLC	Senior Secured First Lien Delayed Draw Term Loan	S + 450, 100 Floor	8.17%	02/2031	549	546	0.1	549
Tropolis Holdings LLC (4)(5)	Senior Secured First Lien Revolver			02/2031	—	(1)	—	—
Tropolis Holdings LLC	Senior Secured First Lien Term Loan	S + 450, 100 Floor	8.17%	02/2031	347	344	0.1	347
Tropolis Holdings LLC (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 475, 100 Floor	8.54%	02/2031	179	179	0.0	179
Verscend Holding Corp (Cotiviti) (7)	Senior Secured First Lien Term Loan	S + 275	6.62%	05/2031	2,893	2,792	0.6	2,787

					24,081	23,909	5.1	23,923

Materials
Berlin Packaging L.L.C. (7)	Senior Secured First Lien Term Loan	S + 325	7.12%	06/2031	1,746	1,734	0.4	1,752
Chemours (6)(7)	Senior Secured First Lien Term Loan	S + 350	7.22%	10/2032	2,904	2,857	0.6	2,879
Clydesdale Acquisition Holdings, Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 325	6.97%	04/2032	2,598	2,590	0.6	2,599
Cornerstone (7)	Senior Secured First Lien Term Loan	S + 450, 50 Floor	8.25%	05/2031	2,305	2,079	0.4	1,646
Discovery Purchaser Corporation (7)	Senior Secured First Lien Term Loan	S + 375, 50 Floor	7.61%	10/2029	2,259	2,239	0.5	2,177

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Hexion Holdings Corporation (7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.73%	03/2029	1,797	1,781	0.4	1,738
Kodiak BP, LLC (7)	Senior Secured First Lien Term Loan	S + 375	7.47%	12/2031	2,113	2,053	0.4	2,067
LTI Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 375	7.47%	07/2029	1,315	1,283	0.3	1,325
Lummus Technology Holdings V LLC (7)	Senior Secured First Lien Term Loan	S + 250	6.22%	12/2029	2,808	2,808	0.6	2,814
Mauser Packaging Solutions Holding Co (BWAY) (7)(11)	Senior Secured First Lien Term Loan	S + 350	7.19%	04/2030	2,830	2,802	0.6	2,781
MI Windows & Doors (Miter) (7)	Senior Secured First Lien Term Loan	S + 275	6.47%	03/2031	1,870	1,870	0.4	1,874
Olympus Water US Holding Corp (7)	Senior Secured First Lien Term Loan	S + 325	6.92%	07/2032	1,690	1,690	0.4	1,682
Online Labels Group, LLC (4)(5)	Senior Secured First Lien Revolver			12/2029	—	(1)	—	—
Online Labels Group, LLC (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 525, 100 Floor	8.92%	12/2029	87	86	0.0	87
Online Labels Group, LLC (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			12/2029	—	(1)	—	—
Online Labels Group, LLC	Senior Secured First Lien Term Loan	S + 525, 100 Floor	8.92%	12/2029	1,421	1,411	0.3	1,421
Oscar Acquisitionco, LLC (7)	Senior Secured First Lien Term Loan	S + 425, 50 Floor	7.92%	04/2029	1,847	1,705	0.3	1,335
Pegasus Steel	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.75%	01/2031	1,537	1,521	0.3	1,529
Pegasus Steel	Senior Secured First Lien Term Loan	S + 475, 75 Floor	8.42%	01/2031	884	884	0.2	879
Pegasus Steel (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			01/2031	—	(2)	(0.0)	(2)
Pegasus Steel (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			01/2031	—	—	(0.0)	(1)
Pegasus Steel (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			01/2031	—	—	(0.0)	(2)
Plastipak Packaging Inc (7)(11)	Senior Secured First Lien Term Loan	S + 250	6.19%	09/2032	2,808	2,808	0.6	2,818
Plaze Inc (7)	Senior Secured First Lien Term Loan	S + 350	7.22%	08/2026	731	726	0.1	678
Quikrete Holdings, Inc (7)(11)	Senior Secured First Lien Term Loan	S + 225	5.94%	03/2029	2,793	2,803	0.6	2,806
Tiger Acquisition LLC (7)	Senior Secured First Lien Term Loan	S + 250	6.23%	08/2032	560	560	0.1	563
Univar / Windsor Holdings III, LLC (7)	Senior Secured First Lien Term Loan	S + 275	6.47%	08/2030	1,396	1,403	0.3	1,401
USALCO (7)	Senior Secured First Lien Term Loan	S + 350, 50 Floor	7.22%	09/2031	1,698	1,698	0.4	1,708
USALCO (5)(7)	Senior Secured First Lien Delayed Draw Term Loan			09/2031	—	—	0.0	1
Wilsonart International Holdings LLC (7)(11)	Senior Secured First Lien Term Loan	S + 425	7.92%	08/2031	2,912	2,861	0.6	2,828

					44,909	44,248	9.4	43,383

Media and Entertainment
Arches Buyer Inc. (7)	Senior Secured First Lien Term Loan	S + 335	7.07%	12/2027	1,984	1,963	0.4	1,991
Cengage Learning , Inc. (6)(7)(11)	Senior Secured First Lien Term Loan	S + 350, 100 Floor	7.19%	03/2031	2,254	2,244	0.5	2,266

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
GoodRx (6)(7)	Senior Secured First Lien Term Loan	S + 375	7.47%	07/2029	509	505	0.1	510
Kingpin Intermediate Holdings LLC (7)	Senior Secured First Lien Term Loan	S + 325	6.97%	09/2032	2,910	2,862	0.6	2,859
Knot Worldwide Inc. (7)	Senior Secured First Lien Term Loan	S + 375	7.47%	01/2028	1,489	1,468	0.3	1,252
Recess Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 375, 100 Floor	7.62%	02/2030	1,858	1,848	0.4	1,872
Univision Communications Inc. (7)	Senior Secured First Lien Term Loan	S + 425, 50 Floor	7.92%	06/2029	2,035	2,009	0.4	2,041
Versant Media Group Inc (7)(11)	Senior Secured First Lien Term Loan	S + 350	7.19%	10/2030	2,800	2,786	0.6	2,804
Virgin Media Bristol LLC (6)(7)	Senior Secured First Lien Term Loan	S + 327.5	7.05%	03/2031	4,360	4,308	0.9	4,327

					20,199	19,993	4.2	19,922

Pharmaceuticals, Biotechnology and Life Sciences
Endo Finance Holdings, Inc. (6)(7)	Senior Secured First Lien Term Loan	S + 400, 50 Floor	7.72%	04/2031	2,578	2,539	0.6	2,561
Nephron Pharmaceuticals LLC	Unitranche First Lien - Last Out Term Loan	S + 920	13.19%	12/2027	2,462	2,432	0.5	2,462
RN Enterprises, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 500, 75 Floor	8.97%	10/2031	174	165	0.0	174
RN Enterprises, LLC (5)	Unitranche First Lien Revolver	S + 500, 75 Floor	8.81%	10/2031	116	105	0.0	116
RN Enterprises, LLC	Unitranche First Lien Term Loan	S + 525, 75 Floor	9.02%	10/2031	5,432	5,373	1.2	5,432
RN Enterprises, LLC	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.77%	10/2031	693	688	0.1	692
WCG Intermediate Corp. (7)	Senior Secured First Lien Term Loan	S + 300	6.72%	02/2032	1,990	1,974	0.4	1,997
WCT Group Holdings, LLC (4)(5)	Unitranche First Lien Revolver			12/2029	—	(8)	(0.0)	(2)
WCT Group Holdings, LLC	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.47%	12/2029	3,308	3,248	0.7	3,291
WCT Group Holdings, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475, 100 Floor	8.47%	12/2029	1,900	1,891	0.4	1,890
WCT Group Holdings, LLC (4)(5)	Unitranche First Lien Revolver			12/2029	—	(2)	(0.0)	(1)
Parexel International Corp (7)	Senior Secured First Lien Term Loan	S + 275, 50 Floor	6.47%	12/2031	2,270	2,265	0.5	2,281

					20,923	20,670	4.5	20,893

Real Estate Management and Development
CP Atlas Buyer Inc (7)	Senior Secured First Lien Term Loan	S + 525	8.97%	07/2030	2,334	2,257	0.5	2,264
Cushman & Wakefield US Borrower LLC (7)	Senior Secured First Lien Term Loan	S + 275, 50 Floor	6.47%	01/2030	743	746	0.2	749
Deep Blue Operating I LLC (6)(7)	Senior Secured First Lien Term Loan	S + 275	6.59%	10/2032	748	749	0.2	752

					3,825	3,752	0.9	3,765

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Software and Services
Asurion, LLC (7)	Senior Secured First Lien Term Loan	S + 435	8.07%	08/2028	2,537	2,505	0.5	2,544
Asurion, LLC (7)	Senior Secured First Lien Term Loan	S + 536.45	9.08%	01/2029	538	514	0.1	530
Bonterra LLC	Unitranche First Lien Delayed Draw Term Loan	S + 500, 75 Floor	8.94%	03/2032	1,347	1,344	0.3	1,340
Bonterra LLC (5)	Unitranche First Lien Revolver	S + 500, 75 Floor	8.69%	03/2032	202	197	0.0	194
Bonterra LLC	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.67%	03/2032	12,396	12,344	2.7	12,334
Bonterra LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475, 75 Floor	8.69%	03/2032	1,384	1,359	0.3	1,358
C-4 Analytics	Senior Secured First Lien Term Loan	S + 500, 100 Floor	8.82%	05/2030	7,289	7,233	1.6	7,289
C-4 Analytics (5)	Senior Secured First Lien Revolver	S + 500, 100 Floor	8.82%	05/2030	225	219	0.0	225
C-4 Analytics (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			05/2030	—	(7)	—	—
CallRevu, LLC (5)	Unitranche First Lien Revolver			10/2032	—	—	—	—
CallRevu, LLC	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.42%	10/2032	175	174	0.0	174
Concord III, LLC (5)	Unitranche First Lien Revolver	S + 625, 100 Floor	9.92%	12/2028	244	242	0.1	244
Concord III, LLC	Unitranche First Lien Term Loan	S + 600, 100 Floor	9.67%	12/2028	5,576	5,541	1.2	5,576
Concord III, LLC	Unitranche First Lien Term Loan	S + 625, 100 Floor	9.92%	12/2028	297	293	0.1	297
Concord III, LLC	Unitranche First Lien Term Loan	S + 625, 100 Floor	10.25%	12/2028	1,696	1,696	0.4	1,696
DS Admiral	Senior Secured First Lien Term Loan	S + 425	7.92%	06/2031	2,048	2,029	0.4	2,017
Ensono (7)	Senior Secured First Lien Term Loan	S + 411.45, 75 Floor	7.83%	05/2028	1,595	1,568	0.3	1,597
Evergreen IX Borrower 2023, LLC (4)(5)	Unitranche First Lien Revolver			09/2029	—	(8)	—	—
Evergreen IX Borrower 2023, LLC	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.42%	09/2030	4,410	4,326	0.9	4,410
Evergreen IX Borrower 2023, LLC	Unitranche First Lien Term Loan	S + 475, 75 Floor	8.42%	09/2030	4,938	4,896	1.1	4,938
Granicus, Inc.	Unitranche First Lien Delayed Draw Term Loan	S + 575 (225 PIK), 100 Floor	9.59%	01/2031	1,026	1,021	0.2	1,026
Granicus, Inc. (4)(5)	Unitranche First Lien Revolver			01/2031	—	(4)	(0.0)	(22)
Granicus, Inc.	Unitranche First Lien Term Loan	S + 575 (225 PIK), 100 Floor	9.59%	01/2031	3,972	3,944	0.9	3,972
Granicus, Inc. (5)	Unitranche First Lien Delayed Draw Term Loan	S + 575 (225 PIK), 75 Floor	9.56%	01/2031	2	2	0.0	2
Imagine Learning LLC (7)	Senior Secured First Lien Term Loan	S + 350, 50 Floor	7.22%	12/2029	1,172	1,151	0.2	1,134
Marlabs (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			08/2030	—	(5)	—	—
Marlabs (5)	Senior Secured First Lien Revolver	S + 475, 100 Floor	8.57%	08/2030	67	64	0.0	67
Marlabs	Senior Secured First Lien Term Loan	S + 475, 100 Floor	8.42%	08/2030	3,292	3,260	0.7	3,292

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Medicus IT (4)(5)	Unitranche First Lien Delayed Draw Term Loan			07/2031	—	(11)	—	—
Medicus IT (5)	Unitranche First Lien Revolver	P + 475, 75 Floor	11.50%	07/2031	83	75	0.0	83
Medicus IT	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.67%	07/2031	6,070	6,019	1.3	6,070
Medicus IT (4)(5)	Unitranche First Lien Delayed Draw Term Loan			06/2032	—	(2)	—	—
Medicus IT (5)	Unitranche First Lien Revolver	P + 500, 75 Floor	11.75%	06/2032	66	60	0.0	66
Medicus IT	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.67%	06/2032	11,387	11,302	2.4	11,387
Mermaid Bidco Inc. (7)	Senior Secured First Lien Term Loan	S + 325	7.15%	07/2031	749	749	0.2	752
Milano Acquisition Corp (Gainwell) (7)	Senior Secured First Lien Term Loan	S + 410, 75 Floor	7.77%	10/2027	2,477	2,426	0.5	2,438
Planview Parents, Inc. (7)	Senior Secured First Lien Term Loan	S + 350	7.17%	12/2027	2,562	2,503	0.5	2,465
Rightworks LLC (5)	Unitranche First Lien Revolver	S + 500, 100 Floor	8.72%	05/2029	165	165	0.0	165
Rightworks LLC	Unitranche First Lien Term Loan	S + 500, 100 Floor	8.72%	05/2029	11,440	11,440	2.5	11,440
Rocket Software (7)	Senior Secured First Lien Term Loan	S + 375, 50 Floor	7.47%	11/2028	2,803	2,793	0.6	2,806
Security Risk Advisors Intl, LLC (4)(5)	Unitranche First Lien Delayed Draw Term Loan			09/2031	—	(2)	(0.0)	(5)
Security Risk Advisors Intl, LLC (5)	Unitranche First Lien Revolver	S + 450, 75 Floor	8.49%	09/2031	67	63	0.0	63
Security Risk Advisors Intl, LLC	Unitranche First Lien Term Loan	S + 450, 75 Floor	8.49%	09/2031	3,850	3,822	0.8	3,822
Skopima Consilio Parent LLC (7)	Senior Secured First Lien Term Loan	S + 375, 50 Floor	7.47%	05/2028	2,274	2,210	0.4	2,084
SMX Group, LLC (7)	Senior Secured First Lien Term Loan	S + 450	8.22%	02/2032	5,393	5,343	1.1	5,344
Asurion, LLC (7)(11)	Senior Secured First Lien Term Loan	S + 425	7.94%	09/2030	997	997	0.2	998

					106,811	105,850	22.6	106,212

Telecommunication Services
CCI Buyer, Inc (4)(5)	Unitranche First Lien Revolver			05/2032	—	(15)	0.0	5
CCI Buyer, Inc	Unitranche First Lien Term Loan	S + 500, 75 Floor	9.00%	05/2032	28,229	27,951	6.1	28,323
UPC (Sunrise Financing Partnership) (7)(11)	Senior Secured First Lien Term Loan	S + 250	6.19%	03/2032	2,805	2,816	0.6	2,818
Windstream Services LLC (6)	Senior Secured First Lien Term Loan	S + 400	7.72%	09/2032	3,070	3,059	0.7	3,085

					34,104	33,811	7.4	34,231

Transportation
Air Transport Services Group (Stonepeak Nile) (7)	Senior Secured First Lien Term Loan	S + 225	6.16%	04/2032	2,805	2,809	0.6	2,809
AIT Worldwide Logistics Holdings, Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 400, 75 Floor	7.89%	04/2030	1,860	1,852	0.4	1,874
American Airlines Inc (6)(7)(11)	Senior Secured First Lien Term Loan	S + 225	5.94%	06/2029	2,782	2,782	0.6	2,789
American Axle & Manufacturing Inc (6)(7)(11)	Senior Secured First Lien Term Loan	S + 325	6.94%	09/2032	1,535	1,535	0.3	1,538

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Jetblue Airways Corporation (6)(7)	Senior Secured First Lien Term Loan	S + 475, 50 Floor	8.44%	08/2029	2,411	2,300	0.5	2,320
Les Schwab Tire (LS Group Opco Acquisition, LLC) (7)	Senior Secured First Lien Term Loan	S + 250	6.32%	04/2031	2,798	2,808	0.6	2,805
Tenneco Inc. (7)	Senior Secured First Lien Term Loan	S + 485, 50 Floor	8.74%	11/2028	1,522	1,501	0.3	1,495
Avis Budget Car Rental LLC (6)(7)	Senior Secured First Lien Term Loan	S + 250	6.22%	07/2032	1,870	1,875	0.4	1,866

					17,583	17,462	3.7	17,496

Total Debt Investments United States					$764,075	$756,096	162.8%	$758,523

Equity Investments
Commercial and Professional Services
Iris Buyer, LLC	Common Stock				192	193	0.0	227
Iris Buyer, LLC	Common Stock				192,308	—	0.0	83

						193	0.1	310

Consumer Services
Landscape Workshop LLC	Common Stock				810,811	811	0.2	906

						811	0.2	906

Diversified Financials
WhiteHawk Evergreen Fund, LP (2)(6)(9)(10)	Partnership Interest				10,000,000	10,000	2.2	10,459

						10,000	2.2	10,459

Health Care Equipment and Services
Arrow Management Acquisition, LLC	Common Stock				15,998	16	0.0	16
Arrow Management Acquisition, LLC	Common Stock				1,584	1,584	0.3	1,584
BVI Medical Inc.	Common Stock				681	909	0.2	703
Headlands Buyer, Inc.	Common Stock				82,454	825	0.2	825
IVX Health Merger Sub, Inc.	Common Stock				880	880	0.4	1,801
Vital Care Buyer, LLC	Common Stock				649	1	0.0	37
Vital Care Buyer, LLC	Common Stock				64	64	0.0	61

						4,279	1.1	5,027

Pharmaceuticals, Biotechnology and Life Sciences
Nephron Pharmaceuticals LLC	Common Stock Warrant				4	—	0.0	39
RN Enterprises, LLC	Common Stock				633	633	0.2	749
WCT Group Holdings, LLC	Common Stock				118	1,176	0.5	2,543

						1,809	0.7	3,331

Total Equity Investments United States						$17,092	4.3%	$20,033

Switzerland
Debt Investments
Pharmaceuticals, Biotechnology and Life Sciences
Solvias AG LP (4)(5)(6)	Senior Secured First Lien Revolver			02/2032	CHF 0	(28)	—	—
Solvias AG LP (6)	Senior Secured First Lien Term Loan	SR + 525, 75 Floor	6.00%	02/2032	CHF 11,588	9,981	2.5	11,617

Total Debt Investments Switzerland						$9,953	2.5%	$11,617

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Equity Investments
Pharmaceuticals, Biotechnology and Life Sciences
Sequence Parent (6)	Common Stock				3,290	197	0.0	227
Sequence Parent (6)	Common Stock				48	48	0.0	54
						245	0.1%	281

Total Equity Investments Switzerland						$245	0.1%	$281

Netherlands
Debt Investments
Commercial and Professional Services
Avidity Acquisition B.V. (5)(6)	Unitranche First Lien - Last Out Delayed Draw Term Loan	E + 525	7.37%	03/2032	€6	6	0.0	6
Avidity Acquisition B.V. (6)	Unitranche First Lien - Last Out Term Loan	E + 525	7.37%	03/2032	€145	128	0.0	145
Van Der Steen (6)	Unitranche First Lien Term Loan	E + 550	7.52%	05/2031	€3,862	3,462	0.8	3,862
Van Der Steen (6)	Unitranche First Lien Delayed Draw Term Loan	E + 550	7.57%	05/2031	€1,289	1,246	0.3	1,289
Pitch MidCo B.V. (5)(6)	Unitranche First Lien Delayed Draw Term Loan	E + 550	7.55%	04/2031	€507	477	0.1	507
Pitch MidCo B.V. (6)	Unitranche First Lien Term Loan	E + 550	7.52%	04/2031	€3,363	2,992	0.7	3,363
Pitch MidCo B.V. (6)	Unitranche First Lien Delayed Draw Term Loan	E + 625	8.28%	04/2031	€1,887	1,803	0.4	1,887

						10,114	2.3	11,059

Software and Services
Fugue Finance BV (6)(7)(11)	Senior Secured First Lien Term Loan	S + 275, 50 Floor	6.57%	01/2032	2,276	2,259	0.5	2,287

						2,259	0.5	2,287

Total Debt Investments Netherlands						$12,373	2.8%	$13,346

United Kingdom
Debt Investments
Commercial and Professional Services
Hamsard 3778 Limited (4)(5)(6)	Unitranche First Lien Delayed Draw Term Loan			10/2031	£—	(6)	—	—
Hamsard 3778 Limited (6)	Unitranche First Lien Term Loan	SN + 550	9.22%	10/2031	£3,837	3,626	0.8	3,837

						3,620	0.8	3,837

Diversified Financials
Primrose Bidco Limited (6)	Unitranche First Lien Term Loan	SN + 550	9.47%	11/2031	£2,651	2,429	0.6	2,651

						2,429	0.6	2,651

Financial Services
Boots Group Finco LP (6)(7)	Senior Secured First Lien Term Loan	S + 350	7.21%	08/2032	1,301	1,303	0.3	1,310

						1,303	0.3	1,310

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Food, Beverage and Tobacco
Froneri US Inc (6)(7)	Senior Secured First Lien Term Loan	S + 250	6.37%	08/2032	3,745	3,742	0.8	3,750

						3,742	0.8	3,750

Software and Services
Sophos Holdings (6)(7)	Senior Secured First Lien Term Loan	S + 361.45	7.33%	03/2027	526	526	0.1	527

						526	0.1	527

Total Debt Investments United Kingdom						$11,620	2.6%	$12,075

Australia
Debt Investments
Commercial and Professional Services
Ancora Bidco PTY LTD (6)	Unitranche First Lien Term Loan	B + 500, 50 Floor	8.60%	11/2030	AUD 3,462	3,366	0.8	3,497
Ancora Bidco PTY LTD (4)(5)(6)	Unitranche First Lien Delayed Draw Term Loan			11/2030	AUD 0	(11)	0.0	7

						3,355	0.8	3,504

Total Debt Investments Australia						$3,355	0.8%	$3,504

Equity Investments
Commercial and Professional Services
Ancora Bidco PTY LTD (6)	Common Stock				64,327,036	663	0.2	889
Ancora Bidco PTY LTD (6)	Common Stock				3,385,633	35	0.0	47

						698	0.2	936

Total Equity Investments Australia						$698	0.2%	$936

Canada
Debt Investments
Commercial and Professional Services
Garda World Security Corporation (6)(7)	Senior Secured First Lien Term Loan	S + 300	6.75%	02/2029	2,800	2,810	0.6	2,815

						2,810	0.6	2,815

Consumer Discretionary Distribution and Retail
Restaurant Brands Int’l (1011778 B.C. Unlimited) (6)(7)	Senior Secured First Lien Term Loan	S + 175	5.47%	09/2030	3,735	3,739	0.8	3,744

						3,739	0.8	3,744

Consumer Services
Husky Holding LLC (5)(6)(7)	Senior Secured First Lien Delayed Draw Term Loan			02/2029	—	—	0.0	1

						—	0.0	1

Energy
Rockpoint Gas Storage Partners (6)(7)	Senior Secured First Lien Term Loan	S + 250	6.17%	09/2031	928	928	0.2	934

						928	0.2	934

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Health Care Equipment and Services
KLICK INC. (4)(5)(6)	Unitranche First Lien Delayed Draw Term Loan			11/2032	—	(9)	(0.0)	(18)
KLICK INC. (4)(5)(6)	Unitranche First Lien Revolver			11/2032	—	(17)	(0.0)	(18)
KLICK INC. (6)	Unitranche First Lien Term Loan	S + 500, 75 Floor	8.72%	11/2032	32,967	32,802	7.1	32,802

						32,776	7.1	32,766

Media and Entertainment
Ontario Gaming GTA (One Toronto) (6)(7)	Senior Secured First Lien Term Loan	S + 425, 50 Floor	7.92%	08/2030	1,995	1,877	0.4	1,851

						1,877	0.4	1,851

Transportation
Westjet Loyalty LP (6)(7)(11)	Senior Secured First Lien Term Loan	S + 325	6.92%	02/2031	1,858	1,809	0.4	1,869

						1,809	0.4	1,869

Total Debt Investments Canada						$43,939	9.5%	$43,980

France
Debt Investments
Pharmaceuticals, Biotechnology and Life Sciences
Olyos (5)(6)	Unitranche First Lien Delayed Draw Term Loan	E + 600	7.91%	06/2028	€1,273	1,263	0.3	1,273
Olyos (6)	Unitranche First Lien Term Loan	E + 600	8.00%	06/2032	€2,594	2,518	0.6	2,594

						3,781	0.9	3,867

Total Debt Investments France						$3,781	0.9%	$3,867

Cayman Islands
Debt Investments
Pharmaceuticals, Biotechnology and Life Sciences
Total Debt Investments Cayman Islands						$—	—%	$—

Ireland
Debt Investments
Commercial and Professional Services
Ion Platform Finance US Inc (6)(7)	Senior Secured First Lien Term Loan	S + 385	7.52%	10/2032	2,935	2,877	0.6	2,763

						2,877	0.6	2,763

Total Debt Investments Ireland						$2,877	0.6%	$2,763

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Denmark
Debt Investments
Commercial and Professional Services
Genmab A/S/Genmab Finance LLC (6)(7)	Senior Secured First Lien Term Loan	S + 300	6.73%	11/2032	1,100	1,100	0.2	1,107

						1,100	0.2	1,107

Total Debt Investments Denmark						$1,100	0.2%	$1,107

Gibraltar
Debt Investments
Commercial and Professional Services
Entain/GVC Holdings (6)(7)(11)	Senior Secured First Lien Term Loan	S + 225	5.94%	07/2032	2,808	2,797	0.6	2,791

						2,797	0.6	2,791

Total Debt Investments Gibraltar						$2,797	0.6%	$2,791

Israel
Debt Investments
Commercial and Professional Services
Playtika (6)(7)	Senior Secured First Lien Term Loan	S + 275	6.47%	03/2028	2,867	2,790	0.6	2,777

						2,790	0.6	2,777

Total Debt Investments Isreal						$2,790	0.6%	$2,777

Germany
Debt Investments
Commercial and Professional Services
TK Elevator Midco (6)(7)	Senior Secured First Lien Term Loan	S + 300, 50 Floor	7.20%	04/2030	1,855	1,847	0.4	1,869

						1,847	0.4	1,869

Total Debt Investments Germany						$1,847	0.4%	$1,869

Finland
Debt Investments
Commercial and Professional Services
Saarni (5)(6)	Unitranche First Lien Delayed Draw Term Loan	E + 525	7.33%	03/2032	€5	4	0.0	5
Saarni (6)	Unitranche First Lien Term Loan	E + 525	7.67%	03/2032	€118	108	0.0	118

						112	0.0	123

Total Debt Investments Finland						$112	0.0%	$123

Total Investments						$870,675	188.9%	$879,592

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2025
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Cash and Cash Equivalents
Dreyfus Government Cash Management Institutional Fund	Cash Equivalents				2,659	2,659	0.6	2,659
Goldman Sachs FS Government Fund	Cash Equivalents				31,907	31,907	6.9	31,907
Other cash						63,400	13.6	63,400

Total cash and cash equivalents, including restricted cash						$97,966	21.1%	$97,966

Investments and Cash and Cash Equivalents Total						$968,641	210.0%	$977,558

*
The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”), Prime (“P”), EURIBOR (“E”), SONIA (“SN”), or BBSY (“B”) and which reset monthly, quarterly, semiannually, or annually. For each, the Company has provided the spread over the reference rate and the current interest rate in effect at the reporting date. The impact of a credit spread adjustment, if applicable, is included within the stated all-in interest rate. As of December 31, 2025, the reference rates for the Company’s variable rate loans are represented in the below table. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**
The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars ($) unless otherwise noted.

***	Percentage is based on net assets of $465,069 as of December 31, 2025.

Reference Rate	Overnight	1 Month	3 Month	6 Month	12 Month
Prime (“P”)	6.75%	—	—	—	—
SOFR (“S”)	—	3.69%	3.65%	3.57%	3.14%
EURIBOR (“E”)	—	1.96%	2.06%	2.12%	2.22%
SONIA (“SN”)	3.73%	—	—	—	—
BBSY (“B”)	—	—	3.60%	—	—
SARON (“SR”)	—	-0.04%	—	—	—

(1)
All positions held are non-controlled/non-affiliated investments, unless otherwise noted, as defined by the Investment Company Act. Non-controlled/non-affiliated investments are investments that are neither controlled nor affiliated.

(2)
All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(3)
The fair value of the investment was determined using significant unobservable inputs unless otherwise noted, as defined by the Investment Company Act. See Note 2 “Summary of Significant Accounting Policies”.

(4)
The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(5)
Position or portion thereof is an unfunded loan commitment and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. See Note 7 “Commitments and Contingencies”.

(6)
Investment is not a qualifying asset as defined under section 55(a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition. The Company’s percentage of non-qualifying assets based on fair value was 18.3% as of December 31, 2025 .

(7)
This investment is valued using observable inputs and is considered a Level 2 investment per FASB guidance under ASC 820. See Note 5 “Fair Value of Financial Instruments” for further information related to investments at fair value.

(8)	Fixed rate investment.
(9)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with FASB guidance under ASC 820, these investments are excluded from the hierarchical level.
(10)	Capital contributed to this investment is subject to restrictions on withdrawal.
(11)	Position or portion thereof unsettled as of December 31, 2025.

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Investments (1)(2)(3)
United States
Debt Investments
Capital Goods
Ahead DB Holdings (7)	Senior Secured First Lien Term Loan	S + 350	7.83%	02/2031	$96	$96	0.1%	$97
Brand Industrial Services (7)	Senior Secured First Lien Term Loan	S + 450	9.07%	08/2030	310	309	0.2	301
Conair (7)	Senior Secured First Lien Term Loan	S + 375	8.11%	05/2028	990	987	0.5	894
CP Atlas (7)	Senior Secured First Lien Term Loan	S + 375 (50 Floor)	8.11%	11/2027	1,237	1,227	0.7	1,209
Fairbanks Morse Defense (7)	Senior Secured First Lien Term Loan	S + 450 (75 Floor)	9.05%	06/2028	1,013	1,001	0.6	1,020
GB Eagle Buyer, Inc. (4)(5)	Unitranche First Lien Delayed Draw Term Loan			11/2030	—	(6)	(0.0)	(13)
GB Eagle Buyer, Inc. (4)(5)	Unitranche First Lien Revolver			11/2030	—	(5)	(0.0)	(5)
GB Eagle Buyer, Inc.	Unitranche First Lien Term Loan	S + 475 (100 Floor)	9.34%	11/2030	3,197	3,166	1.8	3,165
Parts Town (5)	Unitranche First Lien Delayed Draw Term Loan			04/2030	—	—	—	—
Parts Town	Unitranche First Lien Term Loan	S + 325 (100 Floor) (including 175 PIK)	9.33%	04/2030	5,272	5,240	2.8	5,272
White Cap (7)	Senior Secured First Lien Term Loan	S + 325	7.61%	10/2029	1,490	1,488	0.8	1,495

					13,605	13,503	7.5	13,435

Commercial and Professional Services
CMG Holdco	Unitranche First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	9.18%	10/2028	442	438	0.2	440
CMG Holdco	Unitranche First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	9.18%	10/2028	1,112	1,101	0.6	1,106
CMG Holdco (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	9.18%	10/2028	877	860	0.5	869
CMG Holdco (4)(5)	Unitranche First Lien Delayed Draw Term Loan			10/2028	—	(6)	(0.0)	(3)
CMG Holdco (5)	Unitranche First Lien Revolver	S + 475 (100 Floor)	9.31%	10/2028	88	83	0.0	85
CMG Holdco	Unitranche First Lien Term Loan	S + 475 (100 Floor)	9.18%	10/2028	750	743	0.4	746
Corelogic (7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	7.86%	06/2028	1,485	1,462	0.8	1,469
Crisis Prevention Institute, Inc. (7)	Senior Secured First Lien Term Loan	S + 400 (50 Floor)	8.43%	04/2031	323	322	0.2	325
Duraserv LLC (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 450 (75 Floor)	8.90%	06/2031	885	868	0.5	856
Duraserv LLC (4)(5)	Senior Secured First Lien Revolver			06/2030	—	(8)	(0.0)	(14)
Duraserv LLC	Senior Secured First Lien Term Loan	S + 450 (75 Floor)	8.90%	06/2031	4,809	4,762	2.6	4,731
Galway Borrower, LLC (5)	Unitranche First Lien Revolver	S + 450 (75 Floor)	8.82%	09/2028	58	52	0.0	60
Galway Borrower, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 450 (75 Floor)	8.82%	09/2028	99	54	0.1	113

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Iris Buyer, LLC (5)	Unitranche First Lien Delayed Draw Term Loan	S + 625 (100 Floor)	10.58%	10/2030	330	318	0.2	335
Iris Buyer, LLC (4)(5)	Unitranche First Lien Revolver			10/2029	—	(11)	0.0	5
Iris Buyer, LLC	Unitranche First Lien Term Loan	S + 625 (100 Floor)	10.68%	10/2030	3,496	3,411	2.0	3,531
LABL Inc (7)	Senior Secured First Lien Term Loan	S + 500 (50 Floor)	9.36%	10/2028	990	977	0.5	959
McKissock Investment Holdings LLC (Colibri) (7)	Senior Secured First Lien Term Loan	S + 500 (75 Floor)	9.62%	03/2029	2,970	2,909	1.6	2,955
Northstar (7)	Senior Secured First Lien Term Loan	S + 475	9.08%	05/2030	578	575	0.3	582
Pye-Barker Fire & Safety, LLC	Unitranche First Lien Term Loan	S + 450 (75 Floor)	8.83%	05/2031	8,755	8,755	4.8	8,661
Pye-Barker Fire & Safety, LLC	Unitranche First Lien Delayed Draw Term Loan	S + 450 (75 Floor)	8.83%	05/2031	378	378	0.2	374
Pye-Barker Fire & Safety, LLC (5)	Unitranche First Lien Revolver	S + 450 (75 Floor)	8.82%	05/2030	108	108	0.1	99
Teneo Holdings LLC (7)	Senior Secured First Lien Term Loan	S + 475	9.11%	03/2031	360	359	0.2	364
Trugreen (7)	Senior Secured First Lien Term Loan	S + 400 (75 Floor)	8.36%	11/2027	1,237	1,213	0.7	1,208
Varsity Brands (7)	Senior Secured First Lien Term Loan	S + 375	8.27%	07/2031	628	625	0.3	629
WCG/WIRB-Copernicus Group, Inc. (7)	Senior Secured First Lien Term Loan	S + 350 (100 Floor)	7.86%	01/2027	995	984	0.6	1,000

					31,753	31,332	17.5	31,485

Consumer Discretionary Distribution and Retail
1-800 Contacts (CNT Holdings I Corp) (7)	Senior Secured First Lien Term Loan	S + 350 (75 Floor)	8.09%	11/2027	974	971	0.5	982
Bass Pro - Great American Outdoors Group LLC (7)	Senior Secured First Lien Term Loan	S + 375 (75 Floor)	8.11%	03/2028	1,477	1,471	0.8	1,487
Les Schwab Tire (LS Group Opco Acquisition, LLC) (7)	Senior Secured First Lien Term Loan	S + 300 (75 Floor)	7.36%	11/2027	741	740	0.4	745
PetSmart (7)	Senior Secured First Lien Term Loan	S + 375	8.11%	02/2028	1,681	1,677	0.9	1,677
Savers (6)(7)	Senior Secured First Lien Term Loan	S + 375 (75 Floor)	8.08%	04/2028	2,075	2,075	1.2	2,083

					6,948	6,934	3.8	6,974

Consumer Durables and Apparel
Champ Acquisition Corporation (7)	Senior Secured First Lien Term Loan	S + 450	8.86%	11/2031	207	205	0.1	209
Lakeshore Learning (7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	7.97%	09/2028	1,362	1,357	0.7	1,343

					1,569	1,562	0.8	1,552

Consumer Services
Alterra Mountain Company (7)	Senior Secured First Lien Term Loan	S + 300	7.36%	05/2030	303	303	0.2	306
Ascend Learning (7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	7.86%	12/2028	995	991	0.6	1,001
Essential Services Holding Corporation (4)(5)	Unitranche First Lien Delayed Draw Term Loan			06/2031	—	(3)	(0.0)	(2)

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Essential Services Holding Corporation (4)(5)	Unitranche First Lien Revolver			06/2030	—	(4)	(0.0)	(1)
Essential Services Holding Corporation	Unitranche First Lien Term Loan	S + 500 (75 Floor)	9.65%	06/2031	3,792	3,756	2.1	3,782
Golden Nugget Inc (Landry’s) (7)	Senior Secured First Lien Term Loan	S + 375 (50 Floor)	8.11%	01/2029	2,220	2,207	1.2	2,231
J&J Ventures Gaming (7)	Senior Secured First Lien Term Loan	S + 400 (75 Floor)	8.36%	04/2028	1,003	995	0.6	1,011
KUEHG CORP. (7)	Senior Secured First Lien Term Loan	S + 325 (50 Floor)	7.84%	06/2030	138	138	0.1	140
Mavis Tire Express Services Topco, Corp. (7)	Senior Secured First Lien Term Loan	S + 350	7.86%	05/2028	641	641	0.4	646
Thermostat Purchaser III, Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 425 (75 Floor)	5.00%	08/2028	234	234	0.1	236
Waterbridge Midstream Operating LLC (7)	Senior Secured First Lien Term Loan	S + 475	9.08%	06/2029	257	257	0.1	257

					9,583	9,515	5.4	9,607

Diversified Financials
RWA Wealth Partners, LLC.	Unitranche First Lien Term Loan	S + 475 (75 Floor)	9.27%	11/2030	1,700	1,688	0.9	1,688
RWA Wealth Partners, LLC. (5)	Unitranche First Lien Delayed Draw Term Loan	S + 475 (75 Floor)	9.19%	11/2030	87	84	0.0	77
RWA Wealth Partners, LLC. (4)(5)	Unitranche First Lien Revolver			11/2030	—	(3)	(0.0)	(3)

					1,787	1,769	0.9	1,762

Energy
Brazos (7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	8.25%	02/2030	700	698	0.4	705
Cornerstone Generation, LLC (7)(11)	Senior Secured First Lien Term Loan	S + 325	3.25%	10/2031	365	364	0.2	369
Edgewater Generation (7)	Senior Secured First Lien Term Loan	S + 425	8.61%	07/2030	246	243	0.1	249
Lightning Power (7)	Senior Secured First Lien Term Loan	S + 325	7.58%	08/2031	605	600	0.3	613
NGL Energy (7)	Senior Secured First Lien Term Loan	S + 375	8.11%	02/2031	481	480	0.3	483
Rockpoint Gas Storage Partners (7)	Senior Secured First Lien Term Loan	S + 425	8.61%	08/2029	1,239	1,232	0.7	1,249
Rockpoint Gas Storage Partners (7)	Senior Secured First Lien Term Loan	S + 475	9.24%	09/2031	464	460	0.3	468

					4,100	4,077	2.3	4,136

Financial Services
Azalea TopCo, Inc. (7)	Senior Secured First Lien Term Loan	S + 325	7.61%	04/2031	394	390	0.2	396
Blackhawk Network Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 500	9.36%	06/2025	740	738	0.4	750
LBM Acquisition (7)	Senior Secured First Lien Term Loan	S + 375 (75 Floor)	8.20%	05/2034	1,552	1,547	0.9	1,541
Nexus (7)	Senior Secured First Lien Term Loan	S + 400	8.36%	12/2028	1,493	1,486	0.8	1,500
UHY Advisors , Inc.	Unitranche First Lien Term Loan	S + 475 (75 Floor)	9.26%	11/2031	1,775	1,762	1.0	1,762
UHY Advisors , Inc. (4)(5)	Unitranche First Lien Delayed Draw Term Loan			11/2031	—	(4)	(0.0)	(13)

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
UHY Advisors , Inc. (4)(5)	Unitranche First Lien Revolver			11/2031	—	(3)	(0.0)	(3)

					5,954	5,916	3.3	5,933

Food, Beverage and Tobacco
Aspire Bakeries Holdings LLC	Senior Secured First Lien Term Loan	S + 425	8.61%	12/2030	790	786	0.4	799
Primary Products (7)	Senior Secured First Lien Term Loan	S + 325 (50 Floor)	7.85%	04/2029	365	364	0.2	367
Triton Water Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 325 (50 Floor)	7.58%	03/2028	1,477	1,450	0.8	1,491
Triton Water Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 400 (50 Floor)	8.33%	03/2028	502	498	0.3	507

					3,134	3,098	1.7	3,164

Health Care Equipment and Services
Angels of Care	Senior Secured First Lien Term Loan	S + 575 (100 Floor)	10.11%	02/2030	3,722	3,686	2.1	3,722
Angels of Care (4)(5)	Senior Secured First Lien Revolver			02/2030	—	(3)	—	—
Angels of Care (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			02/2030	—	(4)	—	—
Aspen Dental- ADMI Corp (7)	Senior Secured First Lien Term Loan	S + 375 (50 Floor)	8.11%	12/2027	995	958	0.5	980
Avalign Technologies, Inc. (5)	Unitranche First Lien Revolver	S + 650 (75 Floor)	10.86%	12/2028	277	261	0.1	255
Avalign Technologies, Inc.	Unitranche First Lien Term Loan	S + 362.5 (75 Floor) (including 362.5 PIK)	11.76%	12/2028	7,198	6,934	3.9	7,028
CHG Healthcare (7)	Senior Secured First Lien Term Loan	S + 350	8.01%	09/2028	204	204	0.1	206
DuPage Medical Group (Midwest Physician) (7)	Senior Secured First Lien Term Loan	S + 300 (75 Floor)	7.33%	03/2028	1,230	1,158	0.6	1,167
FH MD Buyer, Inc	Senior Secured First Lien Term Loan	S + 500 (75 Floor)	9.36%	07/2028	7,430	6,930	4.1	7,411
HAH Group Holding Company (7)	Senior Secured First Lien Term Loan	S + 500	9.36%	09/2031	750	739	0.4	751
Hanger, Inc. (5)(7)	Senior Secured First Lien Delayed Draw Term Loan			10/2031	—	—	—	—
Hanger, Inc. (7)	Senior Secured First Lien Term Loan	S + 400	8.36%	10/2031	201	200	0.1	203
IVX Health Merger Sub, Inc. (8)	Unsecured Debt	1350 PIK	13.50%	06/2031	3,083	3,015	1.8	3,176
IVX Health Merger Sub, Inc. (4)(5)	Unitranche First Lien Revolver			06/2030	—	(26)	—	—
IVX Health Merger Sub, Inc.	Unitranche First Lien Term Loan	S + 500 (100 Floor)	9.33%	06/2030	6,828	6,700	3.8	6,933
Laseraway Intermediate Holdings II, LLC (7)	Senior Secured First Lien Term Loan	S + 575 (75 Floor)	10.40%	10/2027	5,249	5,213	2.8	5,052
LifePoint Health Inc (7)	Senior Secured First Lien Term Loan	S + 475	9.41%	11/2028	1,745	1,706	1.0	1,753
MB2 Dental	Unitranche First Lien Term Loan	S + 550 (75 Floor)	9.86%	02/2031	5,503	5,451	3.0	5,503
MB2 Dental (4)(5)	Unitranche First Lien Revolver			02/2031	—	(3)	—	—
MB2 Dental (5)	Unitranche First Lien Delayed Draw Term Loan	S + 550 (75 Floor)	10.07%	02/2031	392	375	0.2	392
MB2 Dental (5)	Unitranche First Lien Delayed Draw Term Loan	S + 550 (75 Floor)	10.02%	02/2031	795	774	0.4	795

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Medical Review Institute of America (4)(5)	Unitranche First Lien Revolver			07/2030	—	(7)	—	—
Medical Review Institute of America	Unitranche First Lien Term Loan	S + 500 (100 Floor)	9.33%	07/2030	5,686	5,631	3.1	5,686
Medical Solutions LLC (7)	Senior Secured First Lien Term Loan	S + 325 (50 Floor)	7.84%	11/2028	1,477	1,399	0.6	1,052
MPH Acquisition (6)(7)	Senior Secured First Lien Term Loan	S + 425 (50 Floor)	8.76%	09/2028	990	966	0.5	854
Outcomes Group Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 325	7.61%	05/2031	5,944	5,919	3.3	6,015
Resonetics (7)	Senior Secured First Lien Term Loan	S + 325 (75 Floor)	7.60%	06/2031	1,247	1,244	0.7	1,256
Upstream Newco Inc (7)	Senior Secured First Lien Term Loan	S + 425	8.84%	11/2026	1,480	1,416	0.7	1,233
Viant Medical Holdings, Inc. (7)	Senior Secured First Lien Delayed Draw Term Loan	S + 400	8.60%	10/2031	49	49	0.0	50
Viant Medical Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 400	8.60%	10/2031	446	444	0.2	451
Vital Care Buyer, LLC (4)(5)	Unitranche First Lien Revolver			07/2031	—	(3)	(0.0)	(4)
Vital Care Buyer, LLC	Unitranche First Lien Term Loan	S + 450 (75 Floor)	8.83%	07/2031	2,152	2,131	1.2	2,122

					65,073	63,457	35.2	64,042

Insurance
Accession Risk Management (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	9.26%	10/2029	2,033	2,033	1.1	2,033
Accession Risk Management (7)	Senior Secured First Lien Term Loan	S + 475 (100 Floor)	9.34%	10/2029	556	559	0.3	557
Accession Risk Management (7)	Senior Secured First Lien Term Loan	S + 475 (100 Floor)	9.08%	10/2029	863	867	0.5	864
Accession Risk Management (7)	Senior Secured First Lien Delayed Draw Term Loan	S + 475 (100 Floor)	9.26%	10/2029	1,558	1,564	0.9	1,560
Acrisure, LLC (7)	Senior Secured First Lien Term Loan	S + 300	7.36%	11/2030	1,493	1,487	0.8	1,497
Assured Partners (7)	Senior Secured First Lien Term Loan	S + 350	7.86%	01/2029	2,149	2,146	1.2	2,156
Summit Acquisition Inc.	Senior Secured First Lien Term Loan	S + 375	8.08%	10/2026	391	389	0.2	394
The Hilb Group, LLC (4)(5)	Unitranche First Lien Delayed Draw Term Loan			10/2031	—	(7)	(0.0)	(13)
The Hilb Group, LLC (5)	Unitranche First Lien Revolver	S + 475 (75 Floor)	9.11%	10/2031	50	43	0.0	43
The Hilb Group, LLC	Unitranche First Lien Term Loan	S + 475 (75 Floor)	9.11%	10/2031	5,995	5,936	3.3	5,935

					15,088	15,017	8.3	15,026

Materials
Anchor Packaging, LLC (7)	Senior Secured First Lien Term Loan	S + 325	7.69%	07/2029	1,243	1,240	0.7	1,252
Berlin Packaging L.L.C. (7)	Senior Secured First Lien Term Loan	S + 350	8.05%	06/2031	499	498	0.3	502
Chemours (6)(7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	7.86%	08/2028	1,449	1,436	0.8	1,459
Cornerstone (7)	Senior Secured First Lien Term Loan	S + 450	8.90%	05/2031	906	900	0.5	875
Formulations Parent Corporation (4)(5)	Unitranche First Lien Revolver			11/2030	—	(9)	(0.0)	(1)

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Formulations Parent Corporation	Unitranche First Lien Term Loan	S + 575 (75 Floor)	10.27%	11/2030	3,277	3,220	1.8	3,269
Foundation Building Materials, Inc. (7)(11)	Senior Secured First Lien Term Loan	S + 400	4.00%	01/2031	1,047	1,040	0.6	1,034
Kodiak BP, LLC (7)	Senior Secured First Lien Term Loan	S + 375	8.27%	12/2031	270	269	0.1	271
Novolex - Flex Acquisition Company, Inc. (7)	Senior Secured First Lien Term Loan	S + 317.5 (50 Floor)	7.53%	04/2029	1,644	1,629	0.9	1,649
Online Labels Group, LLC (4)(5)	Senior Secured First Lien Revolver			12/2029	—	(2)	—	—
Online Labels Group, LLC (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			12/2029	—	(1)	—	—
Online Labels Group, LLC (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			12/2029	—	(1)	—	—
Online Labels Group, LLC	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	9.58%	12/2029	1,436	1,423	0.8	1,436
Pegasus Steel	Senior Secured First Lien Term Loan	S + 525 (100 Floor)	9.58%	01/2031	1,537	1,519	0.8	1,529
Pegasus Steel (5)	Senior Secured First Lien Delayed Draw Term Loan	S + 525 (100 Floor)	9.85%	01/2031	108	105	0.1	106
Plaze Inc (7)	Senior Secured First Lien Term Loan	S + 375	8.11%	08/2026	460	451	0.2	421
Plaze Inc (7)	Senior Secured First Lien Term Loan	S + 350	7.86%	08/2026	738	727	0.4	677
USALCO (7)	Senior Secured First Lien Term Loan	S + 400	8.36%	09/2031	442	441	0.2	446
USALCO (5)(7)	Senior Secured First Lien Delayed Draw Term Loan	S + 400		09/2031	—	—	—	—

					15,056	14,885	8.2	14,925

Media and Entertainment
GoodRx (6)(7)	Senior Secured First Lien Term Loan	S + 375	8.11%	06/2029	837	829	0.5	838
Red Ventures, LLC (7)	Senior Secured First Lien Term Loan	S + 275	7.11%	03/2030	1,011	1,007	0.6	1,016
Stubhub (7)	Senior Secured First Lien Term Loan	S + 475	9.11%	03/2030	490	486	0.3	492
Yahoo/Verizon Media (7)	Senior Secured First Lien Term Loan	S + 550 (75 Floor)	9.86%	09/2027	957	942	0.5	937

					3,295	3,264	1.9	3,283

Pharmaceuticals, Biotechnology and Life Sciences
RN Enterprises, LLC (4)(5)	Unitranche First Lien Delayed Draw Term Loan			10/2031	—	(11)	(0.0)	(22)
RN Enterprises, LLC (5)	Unitranche First Lien Revolver	S + 525 (75 Floor)	9.58%	10/2031	163	150	0.1	150
RN Enterprises, LLC	Unitranche First Lien Term Loan	S + 525 (75 Floor)	9.58%	10/2031	5,473	5,405	3.0	5,405
WCT Group Holdings, LLC (4)(5)	Unitranche First Lien Revolver			12/2029	—	(9)	(0.0)	(1)
WCT Group Holdings, LLC	Unitranche First Lien Term Loan	S + 625 (75 Floor)	10.58%	12/2029	3,341	3,268	1.8	3,333

					8,977	8,803	4.9	8,865

Real Estate Management and Development
Belfor Holdings Inc	Senior Secured First Lien Term Loan	S + 375	8.11%	10/2030	311	309	0.2	315

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Cushman Wakefield (6)	Senior Secured First Lien Term Loan	S + 375	8.11%	01/2030	310	310	0.2	313

					621	619	0.4	628

Software and Services
Access Records Management (7)	Senior Secured First Lien Term Loan	S + 500 (50 Floor)	9.59%	08/2028	1,456	1,446	0.8	1,472
Advantage Sales (6)(7)	Senior Secured First Lien Term Loan	S + 425	8.86%	10/2027	875	867	0.5	873
Asurion, LLC (7)	Senior Secured First Lien Term Loan	S + 425	8.61%	08/2028	1,972	1,925	1.1	1,977
C-4 Analytics2	Senior Secured First Lien Term Loan	S + 550 (100 Floor)	10.01%	05/2030	7,363	7,294	4.1	7,363
C-4 Analytics2 (5)	Senior Secured First Lien Revolver	S + 550 (100 Floor)	10.01%	05/2030	225	218	0.1	225
C-4 Analytics2 (4)(5)	Senior Secured First Lien Delayed Draw Term Loan			05/2030	—	(8)	—	—
Cloud Software Group, Inc. (7)	Senior Secured First Lien Term Loan	S + 375 (50 Floor)	8.08%	03/2031	808	804	0.5	812
Cloud Software Group, Inc. (7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	7.83%	03/2029	1,218	1,181	0.7	1,223
Concord III, LLC (5)	Unitranche First Lien Revolver	S + 625 (100 Floor)	10.61%	12/2028	163	160	0.1	157
Concord III, LLC	Unitranche First Lien Term Loan	S + 625 (100 Floor)	10.61%	12/2028	5,632	5,583	3.1	5,529
Concord III, LLC	Unitranche First Lien Term Loan	S + 625 (100 Floor)	10.82%	12/2028	300	294	0.2	294
Cotiviti Holdings (7)	Senior Secured First Lien Term Loan	S + 325	7.80%	02/2031	2,279	2,273	1.3	2,294
DS Admiral (7)	Senior Secured First Lien Term Loan	S + 425	9.59%	06/2031	1,242	1,230	0.7	1,211
Ensono (7)	Senior Secured First Lien Term Loan	S + 400 (75 Floor)	8.36%	05/2028	1,490	1,465	0.8	1,491
Enverus (5)	Unitranche First Lien Revolver	S + 550 (75 Floor)	9.86%	12/2029	10	6	0.0	10
Enverus (4)(5)	Unitranche First Lien Delayed Draw Term Loan			12/2029	—	(3)	—	—
Enverus	Unitranche First Lien Term Loan	S + 550 (75 Floor)	9.86%	12/2029	4,407	4,350	2.4	4,407
Evergreen IX Borrower 2023, LLC (4)(5)	Unitranche First Lien Revolver			09/2029	—	(10)	(0.0)	(1)
Evergreen IX Borrower 2023, LLC	Unitranche First Lien Term Loan	S + 475 (75 Floor)	9.08%	09/2030	4,455	4,357	2.5	4,447
Evergreen IX Borrower 2023, LLC	Unitranche First Lien Term Loan	S + 475 (75 Floor)	9.08%	09/2030	4,988	4,939	2.9	4,979
Fortress (7)	Senior Secured First Lien Term Loan	S + 375	8.11%	05/2031	549	546	0.3	551
Granicus, Inc.	Unitranche First Lien Delayed Draw Term Loan	S + 350 (100 Floor) (including 225 PIK)	10.60%	01/2031	580	575	0.3	578
Granicus, Inc. (4)(5)	Unitranche First Lien Revolver			01/2031	—	(5)	(0.0)	(6)
Granicus, Inc.	Unitranche First Lien Term Loan	S + 350 (100 Floor) (including 225 PIK)	10.34%	01/2031	3,921	3,891	2.2	3,911
Granicus, Inc. (5)	Unitranche First Lien Delayed Draw Term Loan	S + 300 (75 Floor) (including 225 PIK)	10.10%	01/2031	361	359	0.2	360

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
isolved, Inc. (7)	Senior Secured First Lien Term Loan	S + 325	7.61%	10/2030	993	991	0.6	1,006
Medicus IT (4)(5)	Unitranche First Lien Delayed Draw Term Loan			07/2030	—	(13)	(0.0)	(25)
Medicus IT (4)(5)	Unitranche First Lien Revolver			07/2030	—	(10)	(0.0)	(10)
Medicus IT	Unitranche First Lien Term Loan	S + 525 (75 Floor)	9.58%	07/2030	6,085	6,026	3.4	6,030
MH Sub I, LLC (7)	Senior Secured First Lien Term Loan	S + 425 (50 Floor)	8.61%	12/2031	897	881	0.5	891
MH Sub I, LLC (7)	Senior Secured First Lien Term Loan	S + 425	8.82%	05/2028	982	969	0.5	984
Milano Acquisition Corp (Gainwell) (7)	Senior Secured First Lien Term Loan	S + 425 (75 Floor)	8.58%	10/2027	2,217	2,172	1.2	2,153
Net Health Acquisition Corp. (5)	Unitranche First Lien Revolver	S + 475 (75 Floor)	9.09%	07/2031	182	171	0.1	182
Net Health Acquisition Corp.	Unitranche First Lien Term Loan	S + 475 (75 Floor)	9.11%	07/2031	8,864	8,779	4.7	8,924
Planview (7)	Senior Secured First Lien Term Loan	S + 350	7.83%	12/2027	531	530	0.3	536
Pointclickcare Technologies Inc. (7)	Senior Secured First Lien Term Loan	S + 350	7.83%	10/2031	146	146	0.1	147
Red Planet (7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	7.86%	10/2028	1,237	1,221	0.7	1,220
Rocket Software (7)	Senior Secured First Lien Term Loan	S + 475	9.11%	11/2028	1,481	1,467	0.8	1,494
Sophos Holdings (7)(11)	Senior Secured First Lien Term Loan	S + 350	3.50%	03/2027	225	225	0.1	227
Sovos Compliance (7)	Senior Secured First Lien Term Loan	S + 450 (50 Floor)	8.86%	08/2028	990	984	0.6	998

					69,124	68,276	38.4	68,914

Telecommunication Services
CCI Buyer (7)	Senior Secured First Lien Term Loan	S + 400 (75 Floor)	8.33%	12/2027	1,485	1,480	0.8	1,488

					1,485	1,480	0.8	1,488

Transportation
AIT Worldwide Logistics Holdings, Inc. (7)	Senior Secured First Lien Term Loan	S + 475	9.18%	04/2030	738	735	0.4	745

						735	0.4	745

Total Debt Investments United States					257,152	$254,242	141.7%	$255,964

Equity Investments
Commercial and Professional Services
Iris Buyer, LLC	Common Stock				192	193	0.1	212
Iris Buyer, LLC	Common Stock				192,308	-	0.0	19

						193	0.1	231

Diversified Financials
WhiteHawk Evergreen Fund, LP (2)(6)(9)(10)	Partnership Interest					4,500	2.6	4,612

						4,500	2.6	4,612

Health Care Equipment and Services
IVX Health Merger Sub, Inc.	Common Stock				880	880	0.6	995

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Vital Care Buyer, LLC	Common Stock				649	64	0.0	56
Vital Care Buyer, LLC	Common Stock				64	1	0.0	5

						945	0.6	1,056

Pharmaceuticals, Biotechnology and Life Sciences
RN Enterprises, LLC	Common Stock				621	621	0.3	621
WCT Group Holdings, LLC	Common Stock				118	1,176	0.9	1,675

						1,797	1.2	2,296

Total Equity Investments United States						$7,435	4.5%	$8,195

Netherlands
Debt Investments
Commercial and Professional Services
Pitch MidCo B.V. (6)	Unitranche First Lien Term Loan	E + 625	9.60%	04/2031	€2,864	2,981	1.6	2,967
Pitch MidCo B.V. (5)(6)	Unitranche First Lien Delayed Draw Term Loan			04/2031	€—	—	—	—
Van Der Steen (6)	Unitranche First Lien Term Loan	E + 600	9.35%	05/2031	€3,289	3,448	1.9	3,407
Van Der Steen (4)(5)(6)	Unitranche First Lien Delayed Draw Term Loan			05/2031	€—	(15)	—	—

						6,414	3.5	6,374

Financial Services
Hunter Douglas (6)(7)	Senior Secured First Lien Term Loan	S + 350 (50 Floor)	8.02%	02/2029	$1,485	1,472	0.8	1,486

						1,472	0.8	1,486

Total Debt Investments Netherlands						$7,886	4.3%	$7,860

United Kingdom
Debt Investments
Commercial and Professional Services
Hamsard 3778 Limited (4)(5)(6)	Unitranche First Lien - Last Out Delayed Draw Term Loan			10/2031	£—	(7)	(0.0)	(7)
Hamsard 3778 Limited (6)	Unitranche First Lien - Last Out Term Loan	S + 550	10.45%	10/2031	£2,853	3,612	1.9	3,486
Ineos Quattro (6)	Senior Secured First Lien Term Loan	S + 425	8.61%	04/2029	$441	433	0.2	445

						4,038	2.1	3,924

Diversified Financials
Primrose Bidco Limited (6)	Unitranche First Lien Term Loan	S + 550	10.23%	11/2031	£1,971	2,422	1.3	2,403

						2,422	1.3	2,403

Total Debt Investments United Kingdom						$6,460	3.4%	$6,327

Australia
Debt Investments
Commercial and Professional Services
Ancora Bidco PTY LTD (6)	Unitranche First Lien Term Loan	B + 500 (50 Floor)	9.37%	11/2030	AUD 5,191	3,345	1.7	3,151

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

Country/Security/Industry/Company	Investment Type	Interest Term *	Interest Rate	Maturity/ Dissolution Date	Principal Amount, Par Value or Shares **	Cost	Percentage of Net Assets ***	Fair Value
Ancora Bidco PTY LTD (4)(5)(6)	Unitranche First Lien Delayed Draw Term Loan			11/2030	AUD 0	(14)	(0.0)	(13)

						3,331	1.7	3,138

Total Debt Investments Australia						$3,331	1.7%	$3,138

Equity Investments
Commercial and Professional Services
Ancora Bidco PTY LTD	Common Stock				64,327,035	643	0.4	643
Ancora Bidco PTY LTD	Common Stock				3,385,633	34	0.0	34

						677	0.4	677

Total Equity Investments Australia						$677	0.4%	$677

Total Investments						$280,031	156.1%	$282,161

Cash Equivalents
Dreyfus Government Cash Management Institutional Fund	Cash Equivalents				4,304	4,304	2.4	4,304
Goldman Sachs FS Government Fund	Cash Equivalents		4.41%		7,660	7,660	4.2	7,660
Other cash						9,403	5.2	9,403

Total cash and cash equivalents, including restricted cash						$21,367	11.8%	$21,367

Investments and Cash Equivalents Total						$301,398	167.9%	$303,528

*
The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”), Prime (“P”), EURIBOR (“E”), SONIA (“SN”), or BBSY (“B”) and which reset monthly, quarterly, semiannually, or annually. For each, the Company has provided the spread over the reference rate and the current interest rate in effect at the reporting date. The impact of a credit spread adjustment, if applicable, is included within the stated all-in interest rate. As of December 31, 2024, the reference rates for the Company’s variable rate loans are represented in the below table. Certain investments are subject to an interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable.

**
The total par amount is presented for debt investments, while the number of shares or units owned is presented for equity investments. Par amount is denominated in U.S. Dollars ($) unless otherwise noted.

***	Percentage is based on net assets of $180,725 as of December 31, 2024.

Reference Rate	Overnight	1 Month	3 Month	6 Month	12 Month
Prime (“P”)	7.50%	—	—	—	—
SOFR (“S”)	—	4.33%	4.31%	4.25%	4.18%
EURIBOR (“E”)	—	2.79%	2.74%	2.56%	2.45%
SONIA (“SN”)	4.70%	—	—	—	—
BBSY (“B”)	—	—	4.42%	—	—

(1)
All positions held are non-controlled/non-affiliated investments, unless otherwise noted, as defined by the Investment Company Act. Non-controlled/non-affiliated investments are investments that are neither controlled nor affiliated.

(2)
All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

See accompanying notes

Crescent Private Credit Income Corp.
Consolidated Schedule of Investments
December 31, 2024
(in thousands, except share and per share data)

(3)
The fair value of the investment was determined using significant unobservable inputs unless otherwise noted, as defined by the Investment Company Act. See Note 2 “Summary of Significant Accounting Policies”.

(4)
The negative cost, if applicable, is the result of the capitalized discount or unfunded commitment being greater than the principal amount outstanding on the loan. The negative fair value, if applicable, is the result of the capitalized discount or unfunded commitment on the loan.

(5)
Position or portion thereof is an unfunded loan commitment and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee. See Note 7 “Commitments and Contingencies”.

(6)
Investment is not a qualifying asset as defined under section 55(a) of the Investment Company Act of 1940. Qualifying assets must represent at least 70% of total assets at the time of acquisition. The Company’s percentage of non-qualifying assets based on fair value was 9.6% as of December 31, 2024 .

(7)
This investment is valued using observable inputs and is considered a Level 2 investment per FASB guidance under ASC 820. See Note 5 “Fair Value of Financial Instruments” for further information related to investments at fair value.

(8)	Fixed rate investment.
(9)	This investment was valued using net asset value as a practical expedient for fair value. Consistent with FASB guidance under ASC 820, these investments are excluded from the hierarchical level.
(10)	Capital contributed to this investment is subject to restrictions on withdrawal.
(11)	Position or portion thereof unsettled as of December 31, 2024.

See accompanying notes

Crescent Private Credit Income Corp.
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)
December 31, 2025
Note 1. Organization and Basis of Presentation
Crescent Private Credit Income Corp. (the “Company”) was formed on November 10, 2022 as a Maryland corporation structured as a non-diversified, closed-end management investment company. The Company elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is externally managed by its adviser, Crescent Cap NT Advisors, LLC (the “Adviser”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940. In addition, the Company has elected to be treated, and intends to qualify annually, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Company has authorized three classes of its common stock, par value $0.01 per share, Class S Common Stock (“Class S shares”), Class D Common Stock (“Class D shares”) and Class I Common Stock (“Class I shares” and, together with Class S shares and Class D shares, “Common Shares”).
The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. The Company invests primarily in directly originated assets, including debt securities and related equity investments, made to or issued by U.S. middle-market companies. The Company may also make investments in syndicated loans and other liquid credit opportunities, including in publicly traded debt instruments, for cash management purposes and to generate attractive risk adjusted returns.
CCAP Administration LLC (the “Administrator”) provides certain administrative services necessary for the Company to operate. Company management consists of investment and administrative professionals from the Adviser and Administrator, along with the Company’s Board of Directors (the “Board”). The Adviser directs and executes the investment operations and capital raising activities of the Company subject to oversight from the Board, which sets the broad policies of the Company. The Board has delegated investment management of the Company’s portfolio assets to the Adviser. The Board consists of five directors, three of whom are independent.
From time to time, the Company may form wholly owned subsidiaries to facilitate the normal course of business if the Adviser determines that for legal, tax, regulatory, accounting or other similar reasons it is in the best interest of the Company to do so. The Company has also formed special purpose vehicles that hold certain investments in connection with the Company’s credit facilities.
On May 3, 2023, Crescent Capital Group LP, an affiliate of the Adviser (“Crescent”), purchased 1,000 Common Shares for $25, or $25.00 per share.
In addition, the Company has sold Class I shares to certain private placement investors (“Private Placement Investors”) including affiliates of Sun Life Financial Inc., a majority owner of the Company (“Sun Life”) in transactions (each, a “Private Placement”) exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Regulation S promulgated thereunder.
On August 1, 2024, the Company began to publicly offer on a continuous basis of up to $2.5 billion in Common Shares, including Class I shares, Class S shares and Class D shares, pursuant to a registered offering (the “Offering”). As of December 31, 2025, the Company has not offered or sold any of its Class D shares.

Note 2. Summary of Significant Accounting Policies
Basis of Presentation
The Company’s functional currency is the United States dollar and these consolidated financial statements have been prepared in that currency. The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to Regulation S-X. The Company is treated as an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) 946,
Financial Services – Investment Companies
.
The accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. The Company consolidates all entities in which it holds a controlling financial interest. All intercompany balances and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation.
Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires management to make certain estimates and assumptions that may affect the amounts reported in the consolidated financial statements and accompanying notes. The consolidated financial statements reflect all adjustments that in the opinion of management are necessary for the fair statement of the Company’s results of the period presented. Although management believes that the estimates and assumptions are reasonable, changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and may include highly liquid investments (e.g., money market funds, U.S. Treasury notes, and similar type instruments) with original maturities of three months or less. The Company deposits its cash and cash equivalents with highly rated banking corporations and, at times, cash deposits may exceed the insured limits under applicable law. Cash equivalents held by the Company are deemed to be a Level 1 asset per ASC 820 Fair Value hierarchy, as defined below. Restricted cash and cash equivalents consists of deposits and cash collateral held at U.S. Bank N.A. related to the Company’s credit facilities.
Investment Transactions
Loan originations are recorded on the date of the binding commitment. Investments purchased on a secondary market are recorded on the trade date. Realized gains or losses are recorded using the specific identification method as the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized, and include investments written off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment fair values as of the last day of the reporting period and also includes the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investment Valuation
The Company applies Financial Accounting Standards Board ASC 820,
Fair Value Measurement (ASC 820)
, as amended, which establishes a framework for measuring fair value in accordance with GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, the Company considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:
Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access.
Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Investments for which market quotations are readily available are typically valued at those market quotations. To validate market quotations, the Adviser utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, the Adviser, as the Board’s valuation designee, determines the fair value of the investments in good faith, based on, among other things, the fair valuation recommendations from investment professionals, the oversight of the Company’s Audit Committee and independent third-party valuation firms.
The Adviser, as the valuation designee, undertakes a multi-step valuation process under the supervision of the Board, which includes, among other procedures, the following:

•	Each investment is initially valued by the investment professionals responsible for monitoring that investment.

•	The Adviser has established pricing and valuation committees, which are responsible for reviewing and approving the fair valuation recommendations from the investment professionals.

•	The valuations of certain portfolio investments are independently corroborated by third-party valuation firms based on certain criteria including investment size and risk profile.

•	Final valuation determinations and supporting materials are provided to the Board quarterly as part of the Board’s oversight of the Adviser as the valuation designee.
Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value (“NAV”) supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the “practical expedient”, as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company’s underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum. Investments which are valued using NAV as a practical expedient are excluded from the above hierarchy.
The Company applies the valuation policy approved by the Board that is consistent with ASC 820. Consistent with the valuation policy, the Adviser, in its capacity as the Board’s valuation designee, evaluates the source of inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When a security is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for classification as a Level 2 or Level 3 investment. For example, the Company reviews pricing methodologies provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs. Some additional factors considered include the number of prices obtained as well as an assessment as to their quality. Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the unrealized gains or losses reflected herein.
Debt Issuance Costs
The Company records costs related to the issuance of debt obligations as deferred financing costs. These costs are amortized over the life of the related debt instrument using the straight-line method. See Note 6 “Debt” for details.
Interest and Dividend Income Recognition
Interest income is recorded on an accrual basis and includes the amortization of purchase discounts and premiums. Discounts and premiums to par value are accreted or amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion and amortization of discounts and premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income.
Dividend income from common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Dividend income from preferred equity securities is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Each distribution received from an equity investment is evaluated to determine if the distribution should be recorded as dividend income or a return of capital to the stockholders. Generally, the Company will not record distributions from equity investments as dividend income unless there is sufficient current or accumulated earnings prior to the distribution. Distributions that are classified as a return of capital to stockholders are recorded as a reduction in the cost basis of the investment.
Certain investments have contractual payment-in-kind (“PIK”) interest or dividends. PIK represents accrued interest or accumulated dividends that are added to the loan principal or cost basis of the investment on the respective interest or dividend payment dates rather than being paid in cash and generally becomes due at maturity or upon being called by the issuer. PIK is recorded as interest income, as applicable. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. Accrued PIK interest or dividends are generally reversed through interest or dividend income, respectively, when an investment is placed on non-accrual status.
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2025 and 2024, the Company had no investments on non-accrual status.
Other Income
Other income may include income such as consent, waiver, amendment, agency, underwriting and arranger fees associated with the Company’s investment activities. Such fees are recognized as income when earned or the services are rendered.
Organization Expenses
Organization expenses include, among other things, the cost of incorporating the Company and the cost of legal services and other fees pertaining to the Company’s organization. Organization expenses were incurred by the Adviser until the commencement of the Offering. Any organization expenses incurred by the Company, including reimbursements to the Adviser, are expensed as incurred. Upon commencement of its Offering on August 1, 2024, the Company recognized $1,544 of organization expenses previously incurred by the Adviser on behalf of the Company. For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company incurred $0, $1,544 and $0 of organization expenses, respectively. The Company’s reimbursement of organization expenses paid on its behalf by the Adviser will be in accordance with the terms of the Expense Support and Conditional Reimbursement Agreement (as defined below).
Offering Expenses
The Company’s offering expenses include, among other things, legal fees, registration fees and other costs pertaining to the preparation of the Company’s registration statement (and any amendments or supplements thereto) relating to the Offering and associated marketing materials. Offering expenses were incurred by the Adviser until the commencement of the Offering. Upon commencement of its Offering on August 1, 2024, the Company recognized $3,538 of offering expenses previously incurred by the Adviser on behalf of the Company. Any offering expenses incurred by the Company, including reimbursements to the Adviser, are recorded as deferred offering costs on the Consolidated Statements of Assets and Liabilities and subsequently amortized to expenses on the Company’s Consolidated Statements of Operations over 12 months. The Company’s reimbursement of offering expenses paid on its behalf will be in accordance with the terms of the Expense Support and Conditional Reimbursement Agreement.
As of December 31, 2025 and 2024, the Company had $366 and $2,202 of offering expenses, respectively, capitalized on the Consolidated Statements of Assets and Liabilities. For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company amortized $2,731, $1,521 and $0 of offering expenses, respectively.
Income Taxes
The Company elected to be regulated as a BDC under the Investment Company Act. The Company also intends to qualify annually as a RIC under the Code. So long as the Company maintains its status as a RIC, it will generally not pay corporate-level U.S. federal income or excise taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. As a result, any tax liability related to income earned and distributed by the Company represents obligations of the Company’s stockholders and will not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof. The Company accounts for income taxes in conformity with
ASC 740 - Income Taxes (“ASC 740”)
. ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. The Company intends to make the requisite distributions to its stockholders, which will generally relieve the Company from corporate-level income taxes.
The Company intends to comply with the applicable provisions of the Code, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. As of December 31, 2025 the Company is subject to potential examination by U.S. federal tax authorities and state tax authorities for returns filed since the Company’s inception in 2023.
In order for the Company not to be subject to federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its net capital gains for the current one-year period ending October 31 in that calendar year and (iii) any undistributed ordinary income and net capital gains from preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% excise tax on this income. If the Company chooses to do so, this generally would increase expenses and reduce the amount available to be distributed to stockholders. The Company accrues excise tax on estimated undistributed taxable income as required on a quarterly basis. See Note 10 “Income Taxes” for details.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the aggregate NAV of that class in relation to the aggregate NAV of the Company. Expenses that are specific to a class of shares are allocated to such class directly.
Distributions
To the extent that the Company has taxable income available, the Company intends to make monthly distributions to its stockholders. Distributions to stockholders are recorded on the record date. All distributions will be paid at the discretion of the Board and will depend on the Company’s earnings, financial condition, maintenance of the tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including stockholder servicing and/or distribution fees, if any.
The Company has adopted a distribution reinvestment plan pursuant to which stockholders will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash.
Segment Reporting
Since its commencement, the Company has operated and been managed as a single reportable segment deriving returns mainly in the form of interest income, dividend income and other fees from the investments made in pursuit of its single stated investment objective. The accounting policies of the Company are consistent with those described in these Notes to Consolidated Financial Statements. The chief operating decision maker

(“CODM”) is represented by an executive committee comprised of a chief executive officer, a chief financial officer and other executive officers of the Company. The CODM considers net investment income, leverage and increase (decrease) in net assets resulting from operations in deciding how to deploy capital and/or make distributions to stockholders. Detailed financial information for the Company is disclosed within these financial statements with total assets and liabilities disclosed on the Consolidated Statements of Assets and Liabilities, investments held on the Consolidated Schedule of Investments, results of operations and significant segment expenses on the Consolidated Statements of Operations and other information about the Company’s performance, including total return, portfolio turnover and ratios within the Financial Highlights in Note 9.
New Accounting Standards
In December 2023, the FASB issued Accounting Standards Update (“ASU”) No. 2023-09,
Income Taxes (Topic 740): Improvements to Income Tax Disclosures
(“ASU No. 2023-09”). ASU No. 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU No. 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. For the year ended December 31, 2025, the Adviser has analyzed the Company’s income taxes paid and has determined no additional disclosures are required.
Note 3. Agreements and Related Party Transactions
Administration Agreement
On May 3, 2023, the Company entered into an administration agreement with the Administrator and on August 27, 2024 amended and restated such administration agreement (as amended and restated, the “Administration Agreement”). Under the terms of the Administration Agreement, the Administrator provides administrative services to the Company. These services include providing office facilities, equipment, clerical bookkeeping and record keeping services, maintaining financial and other records, preparing reports to stockholders and reports and other materials filed with the SEC or any other regulatory authority, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered by others. The Administrator also will provide on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. Certain of these services are reimbursable to the Administrator under the terms of the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties. To the extent the Administrator outsources any of its functions, the Company will pay the fees associated with such functions on a direct basis, without incremental profit to the Administrator. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.
For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company incurred administrative services expenses of $1,339, $1,475 and $571, respectively, which are included in administrative services expenses on the Consolidated Statements of Operations. As of December 31, 2025 and 2024, $223 and $229, respectively, were payable to the Administrator, which were included in accrued expenses and other liabilities on the Consolidated Statements of Assets and Liabilities. In addition to administrative services expenses, the payable balances may include other operating expenses paid by the Administrator on behalf of the Company.
No person who is an officer, director or employee of the Administrator or its affiliates and who serves as a director of the Company receives any compensation for his or her services as a director. However, the Company reimburses the Administrator (or its affiliates) for an allocable portion of the costs, expenses, compensation and benefits paid by the Administrator or its affiliates to the Company’s chief compliance officer, chief financial officer, general counsel and secretary, their respective staffs and operations staff who provide services to the Company; provided that such reimbursement does not conflict with Section 7.8 of the Company’s charter. The allocable portion of the compensation for these officers and other professionals are included in the administration expenses paid to the Administrator. Directors who are not affiliated with the Administrator or its affiliates receive compensation for their services and reimbursement of expenses incurred to attend meetings.
Investment Advisory and Management Agreement
On May 3, 2023, the Company entered into an investment advisory and management agreement with the Adviser and on September 5, 2023 and August 27, 2024 amended and restated such investment advisory and management agreement (as amended and restated, the “Investment Advisory and Management Agreement”). Under the terms of the Investment Advisory and Management Agreement, the Adviser provides investment advisory services to the Company and its portfolio investments. The Adviser’s services under the Investment Advisory and Management Agreement are not exclusive, and the Adviser is free to furnish similar or other services to others so long as its services to the Company are not impaired. Under the terms of the Investment Advisory and Management Agreement, the Adviser is entitled to receive a base management fee and may also receive incentive fees, as discussed below. The Adviser waived its base management fee from inception through April 30, 2024 and began charging its base management fee on the value of the Company’s net assets as of May 1, 2024 on the terms set forth in the Investment Advisory and Management Agreement. The Adviser voluntarily agreed to waive incentive fees from the Company’s inception through December 31, 2025. In addition, the Adviser has also voluntarily waived its right to receive management and incentive fees related to the Company’s investment in WhiteHawk Evergreen Fund LP for any period in which this investment remains in the investment portfolio.
Base Management Fee
The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of calculating the management fee under the Investment Advisory and Management Agreement, net assets means the Company’s total net assets, determined on a consolidated basis in accordance with GAAP, and appropriately adjusted for any share issuances or repurchases during the current calendar month. For example, assuming there were 30 days in a calendar month, if we sold shares on the first day of the month, our net asset value for such month would give effect to the net proceeds of the issuance for the 30 days of the month during which the additional shares were outstanding. If we repurchased shares on the 25th day of the month, our net asset value for such month would give effect to the repurchase for the five days of the month during which such shares were no longer outstanding. For the first calendar month in which the Company had operations, May 2023, net assets were measured as the beginning net assets as of the effective date of the initial Investment Advisory and Management Agreement.
For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company incurred management fees of $3,797, $1,979 and $590, respectively, of which $58, $585 and $590, respectively, were voluntarily waived by the Adviser. As of December 31, 2025 and 2024, $1,313 and $545 of management fees, respectively, were unpaid.
Incentive Fee per Investment Advisory and Management Agreement
Under the Investment Advisory and Management Agreement, the incentive fee consists of two parts:
The first part, the income incentive fee, is calculated and payable quarterly in arrears and is paid with respect to the Company’s pre-incentive fee net investment income (as defined below) in each calendar quarter as follows: (a) no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed a hurdle rate of 1.25% per quarter (5.0% annualized) (the “Hurdle”), (b) 100% of the dollar amount of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle rate but is less than a rate of return of 1.4286% (5.714% annualized), and (c) 12.5% of the dollar amount of the Company’s pre-incentive fee net investment income, if any, that exceeds a rate of return of 1.4286% (5.714% annualized).

The second part, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year at a rate of 12.5% of the Company’s realized capital gains, if any, on a cumulative basis from the Company’s commencement of operations through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. In the event that the Investment Advisory and Management Agreement shall terminate as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a capital gains incentive fee.
Pre-incentive fee net investment income means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Company’s net assets in accordance with GAAP at the end of the immediately preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during each calendar quarter, minus the Company’s operating expenses accrued for such quarter (including the base management fee, expenses payable under the Administration Agreement entered into between us and the Administrator and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any stockholder and/or distribution servicing fees). Pre-incentive fee net investment income returns include, in the case of investments with a deferred interest feature (such as market or original issue discount, debt investments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments is also excluded from pre-incentive fee net investment income. Fees payable under the Investment Advisory and Management Agreement for any partial period will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant quarter.
For the purposes of calculating the incentive fee under the Investment Advisory and Management Agreement, these calculations are appropriately prorated and adjusted for any share issuances or repurchases during the relevant quarter, if applicable. For example, assuming there were 90 days in a calendar quarter, if we sold shares on the 31st day of the quarter, our pre-incentive fee net investment income returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, for such quarter would give effect to the net proceeds of the issuance for the 60 days of the quarter during which the additional shares were outstanding. If we repurchased shares on the 85th day of the quarter, our pre-incentive fee net investment income returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, for such quarter would give effect to the repurchase for the five days of the month during which such shares were no longer outstanding.
For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company incurred income incentive fees of $2,875, $879 and $198, respectively, all of which were voluntarily waived by the Adviser. As of December 31, 2025 and 2024, no income incentive fees were unpaid.
Capital Gains Based Incentive Fee on Cumulative Unrealized Capital Appreciation
The Company accrues, but does not pay, a portion of the incentive fee based on capital gains with respect to net unrealized appreciation. Under GAAP, the Company is required to accrue an incentive fee based on capital gains that includes net realized capital gains and losses and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the accrual for the incentive fee based on capital gains, the Company considers the cumulative aggregate unrealized capital appreciation in the calculation, since an incentive fee based on capital gains would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee payable under the Investment Advisory and Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then the Company records a capital gains incentive fee equal to 12.5% of such amount, minus the aggregate amount of actual incentive fees based on capital gains paid in all prior periods. If such amount is negative, then there is no accrual for such period. There can be no assurance that such unrealized capital appreciation will be realized in the future.
For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company recorded capital gains based incentive fees of $140, $151 and $172, respectively, all of which were voluntarily waived by the Adviser. Because the Adviser has agreed to voluntarily waive all incentive fees for the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company recorded (reversed) a corresponding waiver of capital gains based incentive fees of $(140), $(151) and $(172), respectively. As of December 31, 2025 and 2024, no capital gains based incentive fees remain outstanding.
Intermediary Manager Agreement
On July 17, 2023, the Company entered into an Intermediary Manager agreement (the “Intermediary Manager Agreement”) with Emerson Equity LLC (the “Intermediary Manager”). Our Board, including a majority of our independent directors, approved the continuation of the Intermediary Manager Agreement, at a board meeting held on February 11, 2026. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager agreed to, among other things, manage the Company’s relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of common shares and financial advisors. The Intermediary Manager will be entitled to receive stockholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% of the Company’s aggregate NAV attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager is entitled to receive stockholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.25% of the Company’s aggregate NAV attributable to Class D shares as of the beginning of the first calendar day of the month. No stockholder servicing and/or distribution fees will be paid with respect to Class I shares. The stockholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the stockholder servicing and/or distribution fees will be retained by, or re-allowed (paid) to, participating broker-dealers.
The Company will cease paying the stockholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of the Offering on which, in the aggregate, underwriting compensation from all sources in connection with the Offering, including the stockholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from the Offering.
In addition, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and stockholder servicing and/or distribution fees paid with respect to any single share held in a stockholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such Common Shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), the Company will cease paying the stockholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such stockholder’s account. At the end of such month, the applicable Class S shares or Class D shares in such common stockholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S shares or Class D shares.
The Intermediary Manager is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority.

The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s board of directors who are not “interested persons”, as defined in the Investment Company Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote of a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Intermediary Manager.
The Intermediary Manager may terminate the Intermediary Manager Agreement, without the payment of penalty, on at least 120 days’ written notice to the Company. Either party may terminate the Intermediary Manager Agreement immediately upon notice to the other party in the event that such other party shall have failed to comply with any material provision of the Intermediary Manager Agreement. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the Investment Company Act. The Company’s obligations under the Intermediary Manager Agreement to pay the stockholder servicing and/or distribution fees with respect to the Class S shares and Class D shares distributed shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Distribution and Servicing Plan
The Board has approved a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the stockholder servicing and/or distribution fees the Company pays the Intermediary Manager with respect to the Class S shares and Class D shares on an annualized basis as a percentage of the Company’s NAV for such class.

Class of Common Shares	Stockholder Servicing and/or Distribution Fee as a % of NAV
Class S Shares	0.85%
Class D Shares	0.25%
Class I Shares	—
The stockholder servicing and/or distribution fees are paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month and subject to FINRA and other limitations on underwriting compensation.
The Intermediary Manager will reallow (pay) all or a portion of the stockholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing stockholder services performed by such brokers. Because the stockholder servicing and/or distribution fees with respect to Class S or Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.
Eligibility to receive the stockholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding the Company, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. The stockholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
For the year ended December 31, 2025, the Company incurred shareholder servicing and/or distribution fees of $0.4, which were attributable to Class S shares and was included in Other general and administrative expenses on the Consolidated Statements of Operations. For the year ended December 31, 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company has not incurred any expenses in connection with the Intermediary Manager Agreement. As of December 31, 2025 and December 31, 2024, there was $0.10 and no shareholder servicing and/or distribution fees payable to the Intermediary Manager, respectively, which were included in Accrued expenses and other liabilities on the Consolidated Statements of Assets and Liabilities.
Expense Support and Conditional Reimbursement Agreement
The Company has entered into an Expense Support and Conditional Reimbursement Agreement on May 3, 2023 (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain expenses of the Company on the Company’s behalf (each, an “Expense Payment”), provided that no portion of an Expense Payment will be used to pay any interest expense or stockholder servicing and/or distribution fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company or on behalf of the Company in any combination of cash or other immediately available funds no later than forty-five days after such election was made in writing by the Adviser, and/or offset against amounts due from the Company to the Adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s stockholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to or on behalf of the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment.” As described below, reimbursement payments are conditioned on (i) an expense ratio (excluding any management or incentive fee) that, after giving effect to the recoupment, is lower than the expense ratio (excluding any management or incentive fee) at the time of the fee waiver or expense reimbursement and (ii) a distribution level (exclusive of return of capital to stockholders, if any), equal to, or greater than, the rate at the time of the waiver or reimbursement. “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. Reimbursement Payments for a given Expense Payment must be made within three years prior to the last business day of the applicable calendar month. The expense support is measured on a per share class basis.
The Expense Support Agreement provides that no Reimbursement Payment will be made for any calendar month if: (1) the annualized rate (based on a 365-day year) of regular cash distributions per share of common stock declared by the Company exclusive of returns of capital, distribution rate reductions due to distribution and stockholder fees, and any declared special dividends or distributions (the “Effective Rate of Distributions Per Share”) declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. The “Operating Expense Ratio” is calculated by dividing Operating Expenses (as defined below), less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Company’s net assets. “Operating Expenses” means all of the operating costs and expenses incurred, as determined in accordance with GAAP.

The following table presents a summary of Expense Payments and the related Reimbursement Payments since the Company’s commencement of operations:

For the Month Ended	Expense Support from the Adviser	Recoupment of Expense Support	Expense Support No Longer Eligible for Reimbursement	Unreimbursed Expense Support	Ratio of Operating Expenses to Average Net Assets for the Period (1)	Effective Rate of Distribution per Share (2)	Eligible for Reimbursement through
May 31, 2024	$217	$—	$—	$217	1.66%	7.17%	5/31/2027
June 30, 2024	197	—	—	197	1.45%	7.09%	6/30/2027
July 31, 2024	223	—	—	223	1.67%	7.12%	7/31/2027
August 31, 2024	2,077	—	—	2,077	1.77%	7.14%	8/31/2027
September 30, 2024	520	—	—	520	1.55%	7.15%	9/30/2027
October 31, 2024	643	—	—	643	2.40%	7.12%	10/31/2027
November 30, 2024	606	—	—	606	2.11%	7.11%	11/30/2027
December 31, 2024	551	—	—	551	1.60%	7.11%	12/31/2027
January 31, 2025	717	—	—	717	2.69%	7.09%	1/31/2028
February 28, 2025	645	—	—	645	2.09%	7.10%	2/29/2028
March 31, 2025	610	—	—	610	1.77%	7.11%	3/31/2028
April 30, 2025	714	—	—	714	2.34%	7.14%	4/30/2028
May 31, 2025	610	—	—	610	1.22%	7.18%	5/31/2028
June 30, 2025	698	—	—	698	1.55%	7.13%	6/30/2028
July 31, 2025	460	—	—	460	1.27%	7.07%	7/31/2028
August 31, 2025	320	—	—	320	1.27%	7.08%	8/31/2028
September 30, 2025	334	—	—	334	0.97%	7.06%	9/30/2028
October 31, 2025	206	—	—	206	1.19%	7.10%	10/31/2028
November 30, 2025	105	—	—	105	0.71%	7.14%	11/30/2028

(1)
In accordance with the Expense Support and Conditional Reimbursement Agreement, the ratio of operating expenses excludes organization and offering expenses, stated interest expense, any base management fee and any incentive fee.

(2)
The effective rate of distribution per share is the (a) annualized regular cash distributions per share, exclusive of returns of capital, distribution rate reductions due to distribution and shareholder fees, and declared special dividends or special distributions, if any, (b) divided by the prior month’s NAV per share.

As of December 31, 2025, $130 was included as a payable to the Adviser in Accrued expenses and other liabilities on the Company’s Consolidated Statements of Assets and Liabilities, reflecting the expense support payments payable net of unpaid organizational costs and offering costs payable to the Adviser under the Expense Support Agreement and operating expenses incurred by the Adviser on behalf of the Company.
As December 31, 2024, $3,357 was included as a receivable from the Adviser in Other Assets on the Company’s Consolidated Statements of Assets and Liabilities, reflecting the expense support payments payable net of operating expense amounts incurred by the Adviser on behalf of the Company. As of December 31, 2024, $5,096 was included in the accrued expenses and other liabilities section of the Company’s Consolidated Statements of Assets and Liabilities, reflecting unpaid organizational costs and offering costs payable to the Adviser under the Expense Support Agreement.
Note 4. Investments
The information in the following tables is presented on an aggregate portfolio basis, without regard to whether they are non-controlled, non-affiliated, non-controlled, affiliated or controlled affiliated, investments.

Investments at fair value consisted of the following (in thousands):

	As of December 31, 2025			As of December 31, 2024
Investment Type	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)	Cost	Fair Value	Unrealized Appreciation/ (Depreciation)
Senior Secured First Lien	$457,925	$458,450	$525	$135,527	$136,018	$491
Unitranche First Lien	378,769	383,346	4,577	129,772	130,616	844
Unitranche First Lien - Last Out	2,566	2,613	47	3,605	3,479	(126)
Senior Secured Second Lien	9,912	10,300	388	—	—	—
Unsecured Debt	3,468	3,633	165	3,015	3,176	161
Equity	8,035	10,791	2,756	3,612	4,260	648
LLC/LP Equity Interests	10,000	10,459	459	4,500	4,612	112

Total Investments	$870,675	$879,592	$8,917	$280,031	$282,161	$2,130

The industry composition of investments at fair value is as follows (in thousands):

Industry	Fair Value as of December 31, 2025	Percentage of Fair Value	Fair Value as of December 31, 2024	Percentage of Fair Value
Health Care Equipment and Services	$191,386	21.9%	$65,098	23.1%
Commercial and Professional Services	115,253	13.2	45,829	16.2
Software and Services	109,149	12.4	68,914	24.3
Capital Goods	88,976	10.1	13,435	4.8
Financial Services	66,386	7.5	7,419	2.6
Consumer Services	55,759	6.3	9,607	3.4
Materials	43,383	4.9	14,925	5.3
Pharmaceuticals, Biotechnology and Life Sciences	39,989	4.5	11,161	4.0
Telecommunication Services	34,231	3.9	1,488	0.5
Consumer Discretionary Distribution and Retail	29,848	3.4	6,974	2.5
Insurance	23,923	2.7	15,026	5.3
Media and Entertainment	21,773	2.5	3,283	1.2
Transportation	19,365	2.2	745	0.3
Diversified Financials	15,127	1.7	8,777	3.1
Energy	8,156	0.9	4,136	1.5
Consumer Durables and Apparel	7,364	0.8	1,552	0.6
Food, Beverage and Tobacco	5,759	0.7	3,164	1.1
Real Estate Management and Development	3,765	0.4	628	0.2

Total Investments	$879,592	100.0%	$282,161	100.0%

The geographic composition of investments at fair value is as follows (in thousands):

Geographic Region	Fair Value as of December 31, 2025	Percentage of Fair Value	Fair Value as of December 31, 2024	Percentage of Fair Value
United States	$778,554	88.5%	$264,160	93.6%
Canada	43,981	5.1	—	—
Netherlands	13,347	1.5	7,860	2.8
United Kingdom	12,075	1.4	6,327	2.20
Switzerland	11,898	1.4	—	—
Australia	4,440	0.5	3,814	1.40
France	3,867	0.4	—	—
Gibraltar	2,791	0.3	—	—
Israel	2,777	0.3	—	—
Ireland	2,763	0.3	—	—
Germany	1,869	0.2	—	—
Denmark	1,107	0.1	—	—
Finland	123	0.0	—	—

Total Investments	$879,592	100.0%	$282,161	100.0%

Note 5. Fair Value of Financial Instruments
Investments
The following tables present fair value measurements of investments as of December 31, 2025 and 2024 (in thousands):

Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien	$—	$379,082	$79,368	$458,450
Unitranche First Lien	—	—	383,346	383,346
Unitranche First Lien - Last Out	—	—	2,613	2,613
Senior Secured Second Lien	—	—	10,300	10,300
Unsecured Debt	—	—	3,633	3,633
Equity	—	—	10,791	10,791

Subtotal	$—	$379,082	$490,051	$869,133
Investments Measured at NAV (1)	—	—	—	10,459

Total Investments	$—	$379,082	$490,051	$879,592
Cash Equivalents	$34,566	$—	$—	$34,566

Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total
Senior Secured First Lien	$—	$104,359	$31,659	$136,018
Unitranche First Lien	—	—	130,616	130,616
Unitranche First Lien - Last Out	—	—	3,479	3,479
Unsecured Debt	—	—	3,176	3,176
Equity	—	—	4,260	4,260

Subtotal	$—	$104,359	$173,190	$277,549
Investments Measured at NAV (1)	—	—	—	4,612

Total Investments	$—	$104,359	$173,190	$282,161
Cash Equivalents	$11,964	$—	$—	$11,964

(1)
In accordance with ASC 820-10, certain investments that are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. These investments are generally not redeemable. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2025, based off of the fair value hierarchy as of December 31, 2025 (in thousands):

	Senior Secured First Lien	Unitranche First Lien	Unitranche First Lien - Last Out	Senior Secured Second Lien	Unsecured Debt	Equity	Total
Balance as of December 31, 2024	$31,659	$134,095	$—	$—	$3,176	$4,260	$173,190
Amortized discounts/premiums	679	640	(20)	12	8	—	1,319
Paid in-kind interest	15	991	—	—	443	—	1,449
Net realized gain (loss)	(204)	—	—	—	—	—	(204)
Net change in unrealized appreciation (depreciation)	1,218	3,874	47	388	6	2,109	7,642
Purchases	56,953	272,358	2,624	9,900	—	4,422	346,257
Sales/principal repayments/paydowns	(12,163)	(28,612)	(38)	—	—	—	(40,813)
Transfers in	1,211	—	—	—	—	—	1,211
Transfers out	—	—	—	—	—	—	—

Balance as of December 31, 2025	$79,368	$383,346	$2,613	$10,300	$3,633	$10,791	$490,051

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2025	1,737	3,776	47	388	6	2,109	8,063

During the year ended December 31, 2025, the Company recorded $1,211 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data and no transfers out from Level 3 to Level 2.

The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2024, based off of the fair value hierarchy as of December 31, 2024 (in thousands):

	Senior Secured First Lien	Unitranche First Lien	Unitranche First Lien - Last Out	Unsecured Debt	Equity	Total
Balance as of December 31, 2023	$14,649	$30,367	$—	$—	$1,369	$46,385
Amortized discounts/premiums	117	296	2	3	—	418
Paid in-kind interest	—	72	—	233	—	305
Net realized gain (loss)	62	9	—	—	—	71
Net change in unrealized appreciation (depreciation)	583	336	(126)	161	648	1,602
Purchases	29,220	116,520	3,603	2,779	2,243	154,365
Sales/principal repayments/paydowns	(11,532)	(16,984)	—	—	—	(28,516)
Transfer in	335	—	—	—	—	335
Transfers out	(1,775)	—	—	—	—	(1,775)

Balance as of December 31, 2024	$31,659	$130,616	$3,479	$3,176	$4,260	$173,190

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2024	573	621	(126)	161	761	1,990

During the year ended December 31, 2024, the Company recorded $335 in transfers from Level 2 to Level 3 due to a decrease in observable inputs in market data and $1,775 in transfers out from Level 3 to Level 2 due to an increase in observable inputs.

The following tables present the fair value of Level 3 investments and the ranges of significant unobservable inputs used to value the Company’s Level 3 investments as of December 31, 2025 and 2024. These ranges represent the significant unobservable inputs that were used in the valuation of each type of investment. These inputs are not representative of the inputs that could have been used in the valuation of any one investment. For example, the highest market yield presented in the table for senior secured first lien investments is appropriate for valuing a specific investment but may not be appropriate for valuing any other investment. Accordingly, the ranges of inputs presented below do not represent uncertainty in, or possible ranges of, fair value measurements of the Company’s Level 3 investments.

Security Type	Fair Value as of December 31, 2025 (in thousands)	Valuation Technique	Unobservable Input	Range (Weighted Avg)
Senior Secured First Lien	$59,591	Discounted Cash Flows	Discount Rate	5.5% - 9.4% (8.4%)
	2,230	Transaction Precedent	Transaction Price	N/A
	17,547	Broker Quoted	Broker Quote	N/A

	$79,368
Unitranche First Lien	$296,442	Discounted Cash Flows	Discount Rate	7.6% - 14.8% (9.1%)

	85,091	Transaction Precedent	Transaction Price	N/A
	1,813	Broker Quoted	Broker Quote	N/A

	$383,346
Unitranche First Lien - Last Out	$2,613	Discounted Cash Flows	Discount Rate	7.6% - 12.9% (12.6%)

	$2,613
Senior Secured Second Lien	$10,300	Discounted Cash Flows	Discount Rate	9.4% - 9.4% (9.4%)

	$10,300
Unsecured Debt	$3,633	Discounted Cash Flows	Discount Rate	13.6%

	$3,633
Equity	$10,791	Enterprise Value	Comparable EBITDA Multiple	7.8x - 26.6x (16.3x)
	$10,791

Total	$490,051

Security Type	Fair Value as of December 31, 2024 (in thousands)	Valuation Technique	Unobservable Input	Range (Weighted Avg)
Senior Secured First Lien	$18,313	Discounted Cash Flows	Discount Rate	9.6% - 10.4% (10.0%)
	13,346	Broker Quoted	Broker Quote	N/A

	$31,659
Unitranche First Lien	$116,024	Discounted Cash Flows	Discount Rate	8.9% - 12.2% (10.1%)
	14,592	Broker Quoted	Broker Quote	N/A

	$130,616
Unitranche First Lien - Last Out	$3,479	Discounted Cash Flows	Discount Rate	11.2% - 11.2% (11.2%)

	$3,479
Unsecured Debt	$3,176	Discounted Cash Flows	Discount Rate	13.3% - 13.3% (13.3%)

	$3,176
Equity	$4,260	Enterprise Value	Comparable EBITDA Multiple	11.1x - 27.4x (20.0x)

	$4,260

Total	$173,190

The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity securities are primarily earnings before interest, taxes, depreciation and amortization (“EBITDA”) comparable multiples and market discount rates. The Company typically uses comparable EBITDA multiples on its equity securities to determine the fair value of investments. The Company uses discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. Weighted average is calculated based upon fair value.

•
The significant unobservable inputs used in the discounted cash flow approach is the discount rate used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Increases and decreases in the discount rate would result in a decrease and increase in the fair value, respectively. Included in the consideration and selection of discount rates is risk of default, rating of the investment, call provisions and comparable company investments.

•
The significant unobservable inputs used in the market multiple approach are the multiples of similar companies’ EBITDA, revenue and comparable market transactions. Increases and decreases in market EBITDA multiples and revenue would result in an increase or decrease in the fair value, respectively.

Note 6. Debt
Debt consisted of the following:

	As of December 31, 2025				As of December 31, 2024
(in $ thousands)	Aggregate Principal Amount Committed	Drawn Amount	Amount Available (1)	Carrying Value (2)(3)	Aggregate Principal Amount Committed	Drawn Amount	Amount Available (1)	Carrying Value (2)(3)
JPM Funding Facility	$—	$—	$—	$—	$150,000	$111,979	$38,021	$111,979
JPM Funding Facility III	575,000	419,972	155,028	419,972	—	—	—	—

Total Debt	$575,000	$419,972	$155,028	$419,972	$150,000	$111,979	$38,021	$111,979

(1)	The amount available is subject to any limitations related to the credit facility borrowing base.
(2)	The amount presented excludes netting of deferred financing costs.
(3)	As of December 31, 2025 and 2024, the carrying amount of the Company’s outstanding debt approximated fair value, unless otherwise noted.
The weighted average interest rate of the aggregate borrowings outstanding for the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023 was 6.91%, 8.67% and 8.41%, respectively. The weighted average borrowing outstanding for the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023 was $201,372, $73,192 and $2,241, respectively.
The fair values of the Company’s debt are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s debt is calculated by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date. As of December 31, 2025 and 2024, the debt would be deemed to be Level 3 of the fair value hierarchy.
As of December 31, 2025 and 2024, the Company was in compliance with the terms and covenants of its debt arrangements.
JPM Funding Facility
On December 8, 2023, the Company entered into a Loan and Security Agreement (as amended, the “JPM Funding Facility”), as servicer, with CPCI Funding SPV, LLC, the Company’s wholly owned subsidiary (the “Borrower I”), as borrower, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, that provided a secured credit facility of $375,000 with a reinvestment period ending December 8, 2026 and a final maturity date of December 8, 2028. The JPM Funding Facility also provided for a feature that allowed the Borrower I, under certain circumstances, to increase the overall size of the JPM Funding Facility to a maximum of $500,000. In addition, on December 8, 2023, the Company, as seller, and the Borrower I, as purchaser, entered into a Sale and Contribution Agreement, pursuant to which the Company agreed to sell or contribute to the Borrower I certain originated or acquired loans and other corporate debt securities and related assets from time to time. The Company consolidated the Borrower I in its consolidated financial statements and no gain or loss was recognized from the transfer of assets to and from the Borrower I.
The obligations of the Borrower I under the JPM Funding Facility were secured by substantially all assets held by the Borrower I, which were not available to the Company’s creditors. The interest rate charged on the

JPM Funding Facility was based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of 2.13%, subject to increase from time to time pursuant to the terms of the JPM Funding Facility. In addition, the Borrower I paid, among other fees, an administrative agency fee on the facility commitment and a commitment fee on the undrawn balance.
On August 23, 2024, the Borrower I entered into a First Amendment to the JPM Funding Facility. The amendment, among other things, reduced the spread from 2.60% to 2.25%.
On May 29, 2025, the Borrower I entered into a Third Amendment to the JPM Funding Facility. The amendment, among other things, (a) reduced the spread from 2.25% to 2.13%, and (b) increased the facility size from $150,000 to $375,000.
In connection with the entry into the JPM Funding Facility III (as defined below) on October 17, 2025, the Company voluntarily prepaid all amounts outstanding under the JPM Funding Facility. In connection with such repayment, all obligations (including in respect of unfunded commitments) under the facility were terminated, and the related security interests and other liens on the assets securing such facility were terminated and released.
JPM Funding Facility II
On March 31, 2025, the Company entered into a Loan and Security Agreement (as amended, the “JPM Funding Facility II”), as servicer, with CPCI Funding SPV II, LLC, the Company’s wholly owned subsidiary (the “Borrower II” and together with Borrower I, the “Borrowers”), as borrower, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, that provided a secured credit facility of $100,000 with a reinvestment period ending September 30, 2027 and a final maturity date of March 31, 2028. The JPM Funding Facility II also provided for a feature that allowed the Borrower II, under certain circumstances, to increase the overall size of the JPM Funding Facility II to a maximum of $200,000. The Company consolidated the Borrower II in its consolidated financial statements and no gain or loss was recognized from the transfer of assets to and from the Borrower II.
The obligations of the Borrower II under the JPM Funding Facility II were secured by substantially all assets held by the Borrower II, which were not available to the Company’s creditors. The interest rate charged on the JPM Funding Facility II was based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of 1.35%, subject to increase from time to time pursuant to the terms of the JPM Funding Facility II. In addition, the Borrower II paid, among other fees, a commitment fee on the undrawn balance.
In connection with the entry into the JPM Funding Facility III on October 17, 2025, the Company voluntarily prepaid all amounts outstanding under the JPM Funding Facility II. In connection with, such repayment, all obligations (including in respect of unfunded commitments) under the facility were terminated, and the related security interests and other liens on the assets securing such facilities were terminated and released.
JPM Funding Facility III
On October 17, 2025, the Company entered into a Loan and Security Agreement (the “JPM Funding Facility III” and together with the JPM Funding Facility and the JPM Funding Facility II, the “credit facilities”), as servicer, with the borrowers, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent, that provides a secured credit facility of $575,000 with a reinvestment period ending October 17, 2028 and a final maturity date of October 17, 2030. The JPM Funding Facility III also provides for a feature that allows the overall size of the JPM Funding Facility III to be increased to a maximum of $875,000. In addition, on October 17, 2025, the Company, as seller, and Borrower I, as purchaser, entered into a Sale and Contribution Agreement and the Company, as seller, and Borrower II, as purchaser, entered into a Sale and Contribution Agreement, pursuant to which the Company will sell or contribute to the Borrower I and the Borrower II, as applicable, certain originated or acquired loans and other corporate debt securities and related assets (collectively, the “Loans”) from time to time.
The obligations of the Borrowers under the JPM Funding Facility III are secured by substantially all assets held by each Borrower, including the Loans. The interest rate charged on the JPM Funding Facility III is based on an applicable benchmark (Term SOFR or other applicable benchmark based on the currency of the borrowing) plus a margin of (i) 1.35% (or 1.4693% in the case of borrowings in British Pounds) or (ii) 1.90% (or 2.0193% in the case of borrowings in British Pounds) depending on the nature of the advances being requested under the JPM Funding Facility III. In connection with the entry into the JPM Funding Facility III, the Company voluntarily prepaid all amounts outstanding under each of the JPM Funding Facility and the JPM Funding Facility II (together, the “Existing JPM Facilities”). In connection with such repayment, all obligations (including in respect of unfunded commitments) under the Existing JPM Facilities were terminated, and the related security interests and other liens on the assets securing such facilities were terminated and released.
Costs incurred in connection with obtaining the JPM Funding Facility III were recorded as deferred financing costs and are being amortized over the life of the JPM Funding Facility III on a straight-line basis. As of December 31, 2025 and 2024, deferred financing costs related to the JPM Funding Facility III were $6,873 and $0, respectively, and were netted against debt outstanding on the Consolidated Statements of Assets and Liabilities.
Summary of Interest and Credit Facility Expenses
The borrowing expenses incurred by the Company’s credit facilities were as follows:

(in $ thousands)	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
Borrowing interest expense	$11,760	$5,509	$120
Unused facility fees	1,252	282	26
Amortization of financing costs	905	359	23
Administrative fee	—	196	20

Total interest and other debt financing costs	$13,917	$6,346	$189

Weighted average outstanding balance	$201,372	$73,192	$2,241
Note 7. Commitments and Contingencies
The Company’s investment portfolio may contain investments that are in the form of lines of credit or unfunded commitments, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. These commitments are subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn, the total commitment amount does not necessarily represent future cash requirements.

The Company has the following unfunded commitments to portfolio companies (in thousands):

		As of December 31, 2025		As of December 31, 2024
Company	Investment Type	Commitment Expiration Date (1)	Unfunded Commitment	Commitment Expiration Date (1)	Unfunded Commitment
Accession Risk Management	Delayed Draw Term Loan	n/a	—	11/1/2029	5
Accurate Finance Sub, LLC (3)	Delayed Draw Term Loan	9/2/2027	300	n/a	—
Accurate Finance Sub, LLC (3)	Revolver	9/2/2032	150	n/a	—
Americana Partners LLC (3)	Delayed Draw Term Loan	5/2/2027	1,925	n/a	—
Americana Partners LLC (3)	Revolver	5/2/2031	425	n/a	—
Ancora Bidco PTY LTD (7)	Delayed Draw Term Loan	5/6/2027	723	5/6/2027	671
Angels of Care (3)	Revolver	2/11/2030	400	2/11/2030	400
Angels of Care (5)	Delayed Draw Term Loan	2/9/2026	576	2/9/2026	850
Arrow Management Acquisition, LLC (3)	Revolver	7/25/2032	1,512	n/a	—
Arrow Management Acquisition, LLC (5)	Delayed Draw Term Loan	7/25/2027	6,871	n/a	—
Avalign Technologies, Inc. (3)	Revolver	12/20/2028	461	12/20/2028	645
Avidity Acquisition B.V. (5)	Delayed Draw Term Loan	3/4/2029	29	n/a	—
Bonterra LLC (3)	Revolver	3/5/2032	1,145	n/a	—
Bonterra LLC (5)	Delayed Draw Term Loan	3/6/2027	—	n/a	—
Bonterra LLC (5)	Delayed Draw Term Loan	10/8/2027	3,940	n/a	—
Bristol Hospice (3)	Revolver	8/26/2032	2,313	n/a	—
BVI Medical Inc. (3)	Delayed Draw Term Loan	9/7/2027	227	n/a	—
BVI Medical Inc. (3)	Revolver	3/7/2032	657	n/a	—
C-4 Analytics (3)	Revolver	5/14/2030	525	5/14/2030	525
C-4 Analytics (5)	Delayed Draw Term Loan	5/14/2026	1,850	5/14/2026	1,850
CallRevu, LLC (3)	Revolver	10/10/2032	25	n/a	—
Career Certified LLC (3)	Revolver	2/19/2031	100	n/a	—
Career Certified LLC (5)	Delayed Draw Term Loan	2/19/2027	51	n/a	—
Cary Street Partners (3)	Revolver	5/30/2031	350	n/a	—
Cary Street Partners (5)	Delayed Draw Term Loan	5/30/2027	2,672	n/a	—
CCI Buyer, Inc (3)	Revolver	5/13/2032	1,653	n/a	—
Chicago US Midco III LP	Delayed Draw Term Loan	10/29/2032	362	n/a	—
Clydesdale Acquisition Holdings, Inc.	Delayed Draw Term Loan	n/a	—	n/a	—
CMG Holdco (3)	Revolver	10/31/2028	526	10/31/2028	438
CMG Holdco (3)	Revolver	11/19/2030	702	n/a	—
CMG Holdco (5)	Delayed Draw Term Loan	10/31/2028	395	10/31/2028	664
CMG Holdco (5)	Delayed Draw Term Loan	10/31/2028	617	10/31/2028	617

		As of December 31, 2025		As of December 31, 2024
Company	Investment Type	Commitment Expiration Date (1)	Unfunded Commitment	Commitment Expiration Date (1)	Unfunded Commitment
CMG Holdco (5)	Delayed Draw Term Loan	7/17/2027	4,430	n/a	—
Concord III, LLC (3)	Revolver	12/20/2028	81	12/20/2028	163
CRS TH Holdings, Corp. (3)	Revolver	12/31/2032	300	n/a	—
CRS TH Holdings, Corp. (5)	Delayed Draw Term Loan	12/31/2027	450	n/a	—
DecisionHR Holdings, Inc (3)	Delayed Draw Term Loan	12/8/2027	200	n/a	—
DecisionHR Holdings, Inc (3)	Revolver	12/8/2031	100	n/a	—
Dispatch Acquisition Holdings, LLC (3)	Revolver	11/19/2032	2,942	n/a	—
Duraserv LLC (3)	Delayed Draw Term Loan	6/10/2026	—	6/10/2026	899
Duraserv LLC (3)	Delayed Draw Term Loan	6/10/2026	735	6/10/2026	—
Duraserv LLC (3)	Revolver	6/10/2030	774	6/10/2030	893
Duraserv LLC (3)	Delayed Draw Term Loan	11/12/2027	3,571	n/a	—
Enverus	Revolver	n/a	—	12/24/2029	328
Enverus	Delayed Draw Term Loan	n/a	—	12/22/2025	222
Essential Services Holding Corporation (3)	Revolver	6/17/2030	279	6/17/2030	465
Essential Services Holding Corporation (5)	Delayed Draw Term Loan	6/17/2026	744	6/17/2026	744
Evergreen IX Borrower 2023, LLC (3)	Revolver	9/29/2029	500	9/29/2029	500
Formulations Parent Corporation (3)	Revolver	n/a	—	11/15/2029	550
Galway Borrower, LLC (3)	Revolver	9/30/2028	598	9/30/2028	661
Galway Borrower, LLC (3)	Delayed Draw Term Loan	2/7/2026	4,368	2/7/2026	5,396
GB Eagle Buyer, Inc. (3)	Revolver	12/1/2030	513	12/1/2030	513
GB Eagle Buyer, Inc. (3)	Revolver	12/1/2030	4,141	n/a	—
GB Eagle Buyer, Inc. (5)	Delayed Draw Term Loan	12/1/2030	—	12/1/2030	1,282
GB Eagle Buyer, Inc. (5)	Delayed Draw Term Loan	11/14/2027	10,404	n/a	—
Granicus, Inc. (3)	Revolver	1/17/2031	548	1/17/2031	548
Granicus, Inc. (3)	Delayed Draw Term Loan	8/2/2026	66	8/2/2026	140
Halo Buyer Inc (3)	Revolver	8/7/2029	335	n/a	—
Hamsard 3778 Limited (9)	Delayed Draw Term Loan	10/28/2031	590	10/28/2031	550
Hanger, Inc. (11)	Delayed Draw Term Loan	10/23/2031	93	10/23/2031	26
Headlands Buyer, Inc. (3)	Delayed Draw Term Loan	9/29/2027	2,747	n/a	—
Headlands Buyer, Inc. (3)	Revolver	9/29/2032	1,283	n/a	—
HPOne (3)	Delayed Draw Term Loan	8/18/2027	1,200	n/a	—
HPOne (3)	Revolver	8/18/2031	3,000	n/a	—

		As of December 31, 2025		As of December 31, 2024
Company	Investment Type	Commitment Expiration Date (1)	Unfunded Commitment	Commitment Expiration Date (1)	Unfunded Commitment
Husky Holding LLC (10)	Delayed Draw Term Loan	2/15/2029	59	n/a	—
Iris Buyer, LLC (3)	Revolver	10/2/2029	505	10/2/2029	505
Iris Buyer, LLC (5)	Delayed Draw Term Loan	10/2/2030	—	10/2/2030	171
Iris Buyer, LLC (5)	Delayed Draw Term Loan	10/2/2030	235	10/2/2030	—
IVX Health Merger Sub, Inc. (3)	Revolver	6/7/2030	1,408	6/7/2030	1,408
King Risk Partners LLC (3)	Revolver	4/23/2031	450	n/a	—
King Risk Partners LLC (4)	Delayed Draw Term Loan	4/23/2027	1,031	n/a	—
KLICK INC. (3)	Delayed Draw Term Loan	11/5/2027	3,516	n/a	—
KLICK INC. (3)	Revolver	11/5/2032	3,516	n/a	—
Landscape Workshop LLC (3)	Revolver	5/16/2031	2,841	n/a	—
Landscape Workshop LLC (5)	Delayed Draw Term Loan	5/16/2027	3,826	n/a	—
Lawn Star Buyer, LLC (2)	Revolver	6/2/2031	700	n/a	—
LTC Ally Inc (3)	Revolver	4/30/2031	200	n/a	—
Marlabs (3)	Revolver	8/5/2030	283	n/a	—
Marlabs (5)	Delayed Draw Term Loan	2/5/2028	1,350	n/a	—
MB2 Dental (3)	Revolver	2/13/2031	315	2/13/2031	384
MB2 Dental (5)	Delayed Draw Term Loan	2/13/2026	—	2/13/2026	1,528
MB2 Dental (5)	Delayed Draw Term Loan	2/13/2027	—	2/13/2027	357
Medical Review Institute of America (3)	Revolver	7/1/2030	736	7/1/2030	800
Medicus IT (3)	Revolver	7/9/2030	1,018	7/9/2030	1,100
Medicus IT (3)	Revolver	6/30/2032	816	n/a	—
Medicus IT (5)	Delayed Draw Term Loan	6/30/2027	262	n/a	—
Medicus IT (5)	Delayed Draw Term Loan	7/9/2026	2,800	7/9/2026	2,800
National Mentor Holdings, Inc. (5)	Delayed Draw Term Loan	12/5/2030	369	n/a	—
Net Health Acquisition Corp. (3)	Revolver	7/5/2031	1,136	7/5/2031	954
Numera (3)	Revolver	8/29/2032	100	n/a	—
Numera (5)	Delayed Draw Term Loan	8/29/2032	300	n/a	—
Olyos (6)	Delayed Draw Term Loan	6/26/2028	3,424	n/a	—
Online Labels Group, LLC (3)	Revolver	12/19/2029	200	12/19/2029	200
Online Labels Group, LLC (5)	Delayed Draw Term Loan	12/19/2025	88	12/19/2025	175
Online Labels Group, LLC (5)	Delayed Draw Term Loan	12/19/2025	175	12/19/2025	175
Parts Town (5)	Delayed Draw Term Loan	4/16/2026	318	4/16/2026	374

		As of December 31, 2025		As of December 31, 2024
Company	Investment Type	Commitment Expiration Date (1)	Unfunded Commitment	Commitment Expiration Date (1)	Unfunded Commitment
Pegasus Steel (5)	Delayed Draw Term Loan	1/19/2026	197	1/19/2026	—
Pegasus Steel (5)	Delayed Draw Term Loan	1/19/2026	343	1/19/2026	343
Pegasus Steel (5)	Delayed Draw Term Loan	1/19/2026	431	1/19/2026	—
Pitch MidCo B.V. (7)	Delayed Draw Term Loan	4/26/2028	1,174	4/26/2028	1,484
Premier Care Dental Management, LLC (4)	Delayed Draw Term Loan	7/16/2027	5,738	n/a	—
Pye-Barker Fire & Safety, LLC	Revolver	n/a	—	5/24/2030	758
Rightworks LLC (3)	Revolver	5/21/2029	285	n/a	—
RN Enterprises, LLC (3)	Revolver	10/17/2031	932	10/17/2031	885
RN Enterprises, LLC (5)	Delayed Draw Term Loan	10/17/2026	1,572	10/17/2026	1,747
RWA Wealth Partners, LLC. (3)	Revolver	11/15/2030	400	11/15/2030	400
RWA Wealth Partners, LLC. (5)	Delayed Draw Term Loan	11/15/2026	1,068	11/15/2026	1,313
Saarni (8)	Delayed Draw Term Loan	3/19/2032	5	n/a	—
Security Risk Advisors Intl, LLC (5)	Delayed Draw Term Loan	9/30/2031	650	n/a	—
Security Risk Advisors Intl, LLC (5)	Revolver	9/30/2031	433	n/a	—
Solvias AG LP (3)	Revolver	2/27/2032	1,586	n/a	—
The Hilb Group, LLC (3)	Delayed Draw Term Loan	10/31/2026	947	10/31/2026	1,336
The Hilb Group, LLC (3)	Revolver	10/31/2031	580	10/31/2031	619
Trace3 (Escape Velocity Holdings)	Delayed Draw Term Loan	10/29/2032	178	n/a	—
Tropolis Holdings LLC (3)	Revolver	2/28/2031	100	n/a	—
Tropolis Holdings LLC (5)	Delayed Draw Term Loan	3/1/2027	—	n/a	—
Tropolis Holdings LLC (5)	Delayed Draw Term Loan	10/4/2027	721	n/a	—
UHY Advisors , Inc. (3)	Revolver	11/21/2031	320	11/21/2031	450
UHY Advisors , Inc. (5)	Delayed Draw Term Loan	11/21/2026	1,563	11/21/2026	1,775
Unosquare, LLC (3)	Revolver	6/2/2031	550	n/a	—
Unosquare, LLC (5)	Delayed Draw Term Loan	6/2/2027	1,400	n/a	—
USALCO	Delayed Draw Term Loan	9/30/2031	177	9/30/2031	45
Van Der Steen (9)	Revolver	5/7/2028	—	5/7/2028	1,137
Vital Care Buyer, LLC	Revolver	n/a	—	7/30/2031	283
Vrs Buyer Inc	Delayed Draw Term Loan	10/11/2032	62	n/a	—
WCT Group Holdings, LLC (3)	Revolver	12/12/2029	457	12/12/2029	457
WCT Group Holdings, LLC (3)	Delayed Draw Term Loan	8/25/2027	43	n/a	—
WCT Group Holdings, LLC (5)	Revolver	12/12/2029	229	n/a	—

Total			$130,592		$44,508

(1)
Commitments are generally subject to borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. These amounts may remain outstanding until the commitment period of an applicable loan expires, which may be shorter than its maturity.

(2)	Investment pays 0.38% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(3)	Investment pays 0.50% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(4)	Investment pays 0.75% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(5)	Investment pays 1.00% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(6)	Investment pays 1.25% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(7)	Investment pays 1.50% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(8)	Investment pays 1.58% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(9)	Investment pays 1.65% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(10)	Investment pays 1.875% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
(11)	Investment pays 3.5% unfunded commitment fee on revolving credit facility or delayed draw term loan facility.
Other Commitments and Contingencies
In the normal course of business, the Company enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any risk exposure to the Company under these arrangements is unknown as it would involve future claims that may be made against the Company; however, based on the Company’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Company has not accrued any liability in connection with such indemnifications.
Note 8. Net Assets
The Company determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be NAV per share for each share class as of the last calendar day of the immediately preceding month (i.e. the prior month-end NAV).
In connection with its formation, the Company has the authority to issue 300,000,000 of Common Shares at $0.01 par value per share. On May 3, 2023, Crescent was issued 1,000 Class I shares at $25.00 per share.
As of December 31, 2025, pursuant to subscription agreements entered into with the Private Placement Investors and shares issued through its public offering that commenced on August 1, 2024, the Company issued approximately 17,185,048 of its Class I shares and approximately 2,358 of its Class S shares and raised gross proceeds of approximately $455,322 and $63 respectively.

Net Asset Value per Share and Offering Price
The following table summarizes each month-end NAV per share for Class I shares of beneficial interest during the year ended December 31, 2025. As of December 31, 2025, the Company had not sold any of its Class D shares.

Date	Class I	Class S
January 31, 2024	$26.24	$—
February 29, 2024	26.45	—
March 31, 2024	26.68	—
April 30, 2024	26.79	—
May 31, 2024	27.09	—
June 30, 2024	26.95	—
July 31, 2024	26.89	—
August 31, 2024	26.83	—
September 30, 2024	26.95	—
October 31, 2024	27.00	—
November 30, 2024	26.99	—
December 31, 2024	27.06	—
January 31, 2025	27.03	—
February 28, 2025	26.99	—
March 31, 2025	26.88	—
April 30, 2025	26.76	26.76
May 31, 2025	26.92	26.92
June 30, 2025	27.14	27.14
July 31, 2025	27.11	27.11
August 31, 2025	27.20	27.20
September 30, 2025	27.02	27.02
October 31, 2025	26.89	26.89
November 30, 2025	26.89	26.89
December 31, 2025	27.06	27.06

Distributions
The Company declared monthly regular and special distributions for its Class I shares. The following table presents the monthly regular and special distributions that were declared and payable during the year ended December 31, 2025.

(in $ thousands, except per share amounts)			Class I Distributions			Class S Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount		Per Share	Amount
January 31, 2025	January 29, 2025	February 27, 2025	$0.16	$1,119		$—	$—
January 31, 2025	January 29, 2025	February 27, 2025	0.06	419	(1)	—	—
February 28, 2025	February 24, 2025	March 27, 2025	0.16	1,119		—	—
February 28, 2025	February 24, 2025	March 27, 2025	0.06	419	(1)	—	—
March 31, 2025	March 26, 2025	April 28, 2025	0.16	1,119		—	—
March 31, 2025	March 26, 2025	April 28, 2025	0.06	419	(1)	—	—
April 30, 2025	April 28, 2025	May 28, 2025	0.16	1,509		0.14	0
April 30, 2025	April 28, 2025	May 28, 2025	0.06	566	(1)	0.06	0	(1)
May 31, 2025	May 22, 2025	June 27, 2025	0.16	1,548		0.14	0
May 31, 2025	May 22, 2025	June 27, 2025	0.06	580	(1)	0.06	0	(1)
June 30, 2025	June 25, 2025	July 29, 2025	0.16	1,550		0.14	0
June 30, 2025	June 25, 2025	July 29, 2025	0.06	581	(1)	0.06	0	(1)
July 31, 2025	July 29, 2025	August 29, 2025	0.16	1,874		0.14	0
July 31, 2025	July 29, 2025	August 29, 2025	0.06	703	(1)	0.06	0	(1)
August 31, 2025	August 25, 2025	September 30, 2025	0.16	1,953		0.14	0
August 31, 2025	August 25, 2025	September 30, 2025	0.06	733	(1)	0.06	0	(1)
September 30, 2025	September 25, 2025	October 31, 2025	0.16	2,237		0.14	0
September 30, 2025	September 25, 2025	October 31, 2025	0.06	839	(1)	0.06	0	(1)
October 31, 2025	October 28, 2025	November 28, 2025	0.16	2,265		0.14	0
October 31, 2025	October 28, 2025	November 28, 2025	0.06	849	(1)	0.06	0	(1)
November 30, 2025	November 26, 2025	December 30, 2025	0.16	2,516		0.14	0
November 30, 2025	November 26, 2025	December 30, 2025	0.04	629	(1)	0.04	0	(1)
December 31, 2025	December 29, 2025	January 28, 2026	0.16	2,750		0.14	0
December 31, 2025	December 29, 2025	January 28, 2026	0.04	687	(1)	0.04	0	(1)

			$2.60	$28,983	(2)	$1.76	$3	(2)

(1)	Represents a special distribution.
(2)	Totals may not add up due to rounding.

The following table presents the monthly regular and special distributions that were declared and payable during the year ended December 31, 2024.

(in $ thousands, except per share amounts)			Class I Distributions			Class S Distributions
Record Date	Declaration Date	Payment Date	Per Share	Amount		Per Share	Amount
June 30, 2024	June 27, 2024	July 26, 2024	$0.16	$951		$—	$—
June 30, 2024	June 27, 2024	July 26, 2024	0.07	416	(1)	—	—
July 31, 2024	July 26, 2024	August 27, 2024	0.16	959		—	—
July 31, 2024	July 26, 2024	August 27, 2024	0.07	421	(1)	—	—
August 31, 2024	August 27, 2024	September 27, 2024	0.16	1,003		—	—
August 31, 2024	August 27, 2024	September 27, 2024	0.07	439	(1)	—	—
September 30, 2024	September 27, 2024	October 28, 2024	0.16	1,003		—	—
September 30, 2024	September 27, 2024	October 28, 2024	0.07	439	(1)	—	—
October 31, 2024	October 28, 2024	November 26, 2024	0.16	1,003		—	—
October 31, 2024	October 28, 2024	November 26, 2024	0.07	439	(1)	—	—
November 29, 2024	November 21, 2024	December 27, 2024	0.16	1,069		—	—
November 29, 2024	November 21, 2024	December 27, 2024	0.07	467	(1)	—	—
December 31, 2024	December 26, 2024	January 27, 2025	0.16	1,069		—	—
December 31, 2024	December 26, 2024	January 27, 2025	0.07	467	(1)	—	—

			$1.61	$10,145		$—	$—

(1)	Represents a special distribution
For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company declared no distributions.
See Note 11 “Subsequent Events” for subsequent events relating to regular and special distributions declared by the Company.
Distribution Reinvestment Plan
The Company has adopted a distribution reinvestment plan pursuant to which stockholders will have their cash distributions automatically reinvested in additional shares of the Company’s same class of common stock to which the distribution relates unless they elect to receive their distributions in cash. As a result, if the Company declares, a cash dividend or other distribution, then stockholders who have not opted out of the Company’s distribution reinvestment plan (or, in the case of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont and Washington stockholders and clients of participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, opted to participate in such plan), will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating stockholder’s account to three decimal places.
Share Repurchase Program
The Company has commenced a share repurchase program in which the Company intends, at the discretion of the Board, to offer to repurchase, in each quarter, up to 5% of its Common Shares outstanding in each quarter. The Board may amend, suspend, or terminate the share repurchase program at any time if it deems such action to be in the best interest of the Company and its common stockholders. For example, in accordance with the directors’ duties to the Company, the Board may amend, suspend or terminate the share repurchase program during periods of market dislocation where selling assets to fund a repurchase could have a materially negative impact on remaining stockholders. As a result, share repurchases may not be available each quarter, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect its operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. Following any such suspension, the Board will reinstate the share repurchase program when appropriate and subject to the directors’ duties to the Company. All shares purchased by the Company in connection with the share repurchase program will be retired and thereafter will be authorized and unissued shares.
In accordance with the Company’s share repurchase program, the Company made one share repurchase offer in the fourth quarter of 2024 and made share repurchase offers in each quarter of 2025. There were no share repurchases actually completed for the years ended December 31, 2025 or December 31, 2024 or for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023.
Note 9. Financial Highlights
Below is the schedule of the Company’s financial highlights (in thousands, except share and per share data):

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
	Class I	Class S	Class I	Class S	Class I		Class S
Per Share Data (6) :
Net asset value, beginning of period	$27.06	$—	$26.11	$—	$25.00		$—
Capital contribution	—	26.88	—	—	—		—
Net investment income (1)	2.53	1.71	2.41	—	0.88		—
Net realized and unrealized gains on investments (1)(2)	0.07	0.23	0.15	—	0.23		—

Net increase in net assets resulting from operations	2.60	1.94	2.56	—	1.11		—
Distributions declared from net investment income (2)	(2.60)	(1.76)	(1.61)	—	—		—

Total increase (decrease) in net assets	0.00	27.06	0.95	—	1.11		—
Net asset value, end of period	$27.06	$27.06	$27.06	$—	$26.11		$—
Shares outstanding, end of period	17,185,048	2,358	6,677,756	—	3,977,799		—
Weighted average shares outstanding	11,251,880	2,122	5,910,898	—	2,805,772		—
Total return based on net asset value (3)	9.61%	7.22%	9.80%	—	4.44%		—
Ratio/Supplemental Data:
Net assets, end of period	$465,005	$64	$180,725	$—	$103,858		$—
Ratio of total expenses (excluding expense support) to average net assets (4)(5)	8.68%	8.80%	9.18%	—	3.81	% (7)	—
Ratio of net expenses (excluding expense support and without incentive fees and interest and other debt expenses) to average net assets	3.73%	4.09%	4.24%	—	3.36	% (7)	—
Ratio of net investment income to average net assets	10.12%	8.61%	9.29%	—	6.18	% (7)	—
Ratio of interest and credit facility expenses to average net assets	4.95%	4.71%	4.05%	—	0.45	% (7)	—
Portfolio turnover	31.81%	31.81%	30.71%	—	0.84%		—
Asset coverage ratio	210%	221%	259%	—	557%		—

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.
(3)
Total return based on NAV is calculated as the change in NAV per share during the period plus declared dividends per share during the period, divided by the beginning NAV per share, and not annualized.

(4)	The ratio of total expenses to average net assets in the table above reflects the Adviser’s voluntary waivers of its right to receive a portion of the management fees and income incentive fees.
(5)
The ratio of total expenses to average net assets in the table above includes the Adviser’s voluntary waivers of its right to receive the management, income and capital gains incentive fees. Excluding the effects of the voluntary waivers and expense support, the annualized ratio of total expenses to average net assets for Class I shares would have been 9.01% for the year ended December 31, 2025. Excluding the effects of the voluntary waivers, the annualized ratio of total expenses to average net assets would have been 10.21% for the year ended December 31, 2024. Excluding the effects of the voluntary waivers, the annualized ratio of total expenses to average net assets would have been 6.12% for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023.

(6)	Net asset information presented is related to Class I and Class S shares.
(7)	Annualized.
Senior Securities
Information about our senior securities (including debt securities and other indebtedness) is shown in the following table as of the fiscal years ended December 31 for the years indicated below. We had no senior securities outstanding as of December 31 of any fiscal years prior to those indicated below.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit
JPM Funding Facility
Fiscal 2024	$111,979	$2,587	$—	N/A
Fiscal 2023	$22,500	$5,577	$—	N/A
JPM Funding Facility III
Fiscal 2025	$419,972	$2,098	$—	N/A

(1)	Total amount of each class of senior securities outstanding at principal value at the end of the period presented.
(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as (i) the sum of (A) total assets at end of period and (B) other liabilities excluding total debt outstanding and accrued borrowing expenses at end of period, divided by (ii) the sum of total debt outstanding and accrued borrowing expenses at the end of the period. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit”.

(3)	The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.
Note 10. Income Taxes
For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company recognized excise taxes of $222, $325 and $110, respectively, related to its status as a RIC. As of December 31, 2025, 2024 and 2023, $222, $325 and $110 of accrued excise taxes, respectively, remained payable.
For the years ended December 31, 2025 and 2024, the Company recognized no benefits (provisions) for taxes on realized and unrealized appreciation and depreciation on investments. As of December 31, 2025 and 2024, no deferred tax assets or liabilities were recorded on the Consolidated Statements of Assets and Liabilities.

The tax character of stockholder distributions attributable to the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, was as follows (in thousands):

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
Ordinary Income	$28,983	$10,145	$—
Capital Gain	—	—	—

Total	$28,983	$10,145	$—

The components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statements of Assets and Liabilities due to temporary and permanent differences. Taxable income generally differs from net increase (decrease) in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following table shows the components of accumulated losses on a tax basis for the years ended December 31, 2025 and 2024 (in thousands):

	As of December 31, 2025	As of December 31, 2024
Undistributed net investment income	$5,388	$8,407
Other temporary differences	(1,407)	(875)
Post October loss deferrals	—	—
Capital loss carryover	(2,161)	(97)
Unrealized appreciation (depreciation)	8,520	2,130

Components of tax distributable earnings at year end	$10,340	$9,565

Note, taxable income is an estimate and is not fully determined until the Company’s tax return is filed.
Taxable income generally differs from net increase (decrease) in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.

The Company makes certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate.
The Company neither has any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25, Income Taxes, nor did the Company have any unrecognized tax benefits as of the periods presented herein. Although the Company files federal and state tax returns, the Company’s major tax jurisdiction is federal. The Company’s inception-to-date federal tax returns remain subject to examination by the Internal Revenue Service.
Permanent differences between Investment Company Taxable Income (“ICTI”) and net investment income for financial reporting purposes are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes, partnership investments, investments in wholly-owned subsidiaries, and incentive fees. For the years ended December 31, 2025 and 2024 and the period from May 5, 2023 (Commencement of Operations) through December 31, 2023, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of foreign currency gain(loss) and non-deductible-excise tax as follows (in thousands):

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024	For the period from May 5, 2023 (Commencement of Operations) through December 31, 2023
Accumulated net realized gain (loss)	$2,572	$87	$—
Increase (Decrease) in undistributed net investment income	(2,350)	238	110

Total	$222	$325	$110

The Company’s aggregate investment unrealized appreciation and depreciation for federal income tax purposes was as follows (in thousands):

	As of December 31, 2025	As of December 31, 2024
Tax Cost	$905,241	$291,955

Gross Unrealized Appreciation	$13,386	$3,945
Gross Unrealized Depreciation	(4,469)	(1,815)

Net Unrealized Investment Appreciation (Depreciation)	$8,917	$2,130

Note 11. Subsequent Events
The Company’s management evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. Other than the items below, there have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements as of December 31, 2025.

On January 2, 2026, the Company issued and sold approximately 1,625,647 Common Shares at an offering price of $27.06 per share, and received $43,990 as payment for such shares.
On January 17, 2026, as part of a scheduled commitment increase, the JPM Funding Facility III commitment size increased from $575,000 to $650,000.
On January 30, 2026, the Company announced the declaration of the amounts per share set forth below for its Class I shares and S shares. The distributions for Class I shares and Class S shares were payable to the stockholders of record as of the open of business on January 31, 2026 and were paid on February 27, 2026. The distributions were paid in cash or reinvested in the Class I shares and Class S shares, respectively, for stockholders participating in the Company’s distribution reinvestment plan.

	Gross Distribution	Special Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Class I Common Shares	$0.16000	$0.04000	$—	$0.20000
Class S Common Shares	0.16000	0.04000	0.01917	0.18083
On February 2, 2026 the Company issued and sold approximately 40,706 Common Shares (consisting of 36,059 Class I shares, 929 Class D shares and 3,718 Class S shares) at an offering price of $26.90 per share, and received $1,095 as payment for such shares.
On February 25, 2026, the Company announced the declaration of the amounts per share set forth below for its Class I shares, Class S shares, and Class D shares. The distributions for Class I shares, Class S shares, and Class D shares were payable to the stockholders of record as of the open of business on February 28, 2026 and will be paid on March 30, 2026. The distributions will be paid in cash or reinvested in the Class I shares, Class S shares or Class D shares, respectively, for stockholders participating in the Company’s distribution reinvestment plan.

	Gross Distribution	Special Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Class I Common Shares	$0.16500	$—	$—	$0.16500
Class S Common Shares	0.16500	—	0.01904	0.14596
Class D Common Shares	0.16500	—	0.00560	0.15940
On March 2, 2026, pursuant to the Offering, the Company received approximately $8,257 in subscriptions from third party unaffiliated investors. The purchase price per Class I share, Class S share and Class D share will equal the Company’s net asset value per Class I share, Class S share and Class D share, respectively, as of the last calendar day of February 2026 (the “February NAV”), which is generally expected to be available within 20 business days after March 2, 2026. At that time, the number of Class I shares, Class S shares and Class D shares issued to each investor based on the February NAV and such investor’s subscription amount will be determined and Class I shares, Class S shares and Class D shares, as applicable, will be credited to the investor’s account as of the effective date of the share purchase, March 2, 2026.

APPENDIX A: FORM OF SUBSCRIPTION AGREEMENT
Crescent Private Credit Income Corp.
Subscription Agreement

1.	Your Investment

(a)	Investment Information
Investment Amount $

☐	Initial Purchase

☐	Subsequent Purchase ($500 minimum subscription amount)

(b)	Investment Method

☐	By mail:	Please make checks payable to SS&C GIDS, Inc., AS AGENT FOR CRESCENT PRIVATE CREDIT INCOME CORP. and attach to this agreement*

☐	By wire:	Please wire funds according to the instructions below. Name: SS&C GIDS, Inc., AS AGENT FOR CRESCENT PRIVATE CREDIT INCOME CORP. Bank Name: UMB Bank N.A. ABA: 1010-0069-5 DDA: 9872657373

☐	Broker-dealer / Financial advisor will make payment on your behalf

*	Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers checks are not accepted.

(c)	Share Class Selection

☐ Share Class S	☐ Share Class D **	☐ Share Class I **

(The minimum investment is $2,500 )	(The minimum investment is $2,500 )	(The minimum investment is $1,000,000 (unless waived))

**	Available for certain fee-based wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

2.	Ownership Type (Select only one)

(a)   Taxable Accounts

Brokerage Account Number

☐ Individual or Joint Tenant With Rights of Survivorship

☐ Transfer on Death (
Optional Designation. Not Available for Louisiana Residents. See Section
 3C.)

☐ Tenants in Common

☐ Community Property

☐ Uniform Gift/Transfer to Minors

State of

Date of Birth

(b)  Non-Taxable
Accounts

Custodian Account Number

☐ IRA (
Custodian Signature Required
)

☐ Roth IRA (
Custodian Signature Required
)

☐ SEP IRA (
Custodian Signature Required
)

☐ Rollover IRA (
Custodian Signature Required
)

☐
Beneficial IRA

☐ Pension Plan (
Include Certification of Investment Powers Form
)

☐ Other

☐ Trust ( Include Certification of Investment Powers Form or 1st and Last page of Trust Documents )

☐ C Corporation

☐ S Corporation

☐ Profit-Sharing Plan

☐ Non-Profit
Organization

☐ Limited Liability Corporation

☐   Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)
(c) Custodian Information ( To Be Completed By Custodian )
Custodian Name
Custodian Tax ID #
Custodian Phone #
Custodian Stamp Here

(d)	Entity Name - Retirement Plan / Trust / Corporation / Partnership / Other
Trustee(s) and/or authorized signatory(s) information
MUST
be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions

( See Form W-9 instructions at www.irs.gov )

Entity Address ( Legal Address. Required )

Entity Type (
Select one
.
Required
)

☐ Retirement Plan ☐ Trust ☐ S-Corp	☐ C-Corp ☐ LLC ☐ Partnership	Exempt payee code (if any)

☐ Other	Jurisdiction (if Non-U.S.)

( Attach a completed applicable Form W-8 )

Exemption from FATCA reporting code ( if any )

3.	Investor Information

(a)	Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)
Residential street address
MUST
be provided. See Section 4 if mailing address is different than residential street address.

First Name	(MI) Last Name	Gender

Social Security Number / Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State Zip Code

Email Address

If you are a non-U.S. citizen, please specify your country or citizenship ( required )	Country of Citizenship

☐ Resident Alien	☐ Non-Resident Alien ( Attach a completed From W-8BEN, Rev. J )

Please specify if you are a Crescent employee/ officer/ director/affiliate ( required )	☐ Crescent Employee	☐ Crescent Officer or Director

☐ Immediate Family Member of Crescent Officer or Director	☐ Crescent Affiliate	☐ Not Applicable

(b)	Co-Investor Name (Co-Investor / Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name	(MI) Last Name	Gender

Social Security Number / Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number

Residential Street Address	City	State Zip Code

Email Address
If you are a
non-U.S.
citizen, please specify your country of citizenship (
required
):

☐ Resident Alien	☐ Non-Resident Alien ( Attach a completed From W-8BEN, Rev. July 2017 )	Country of Citizenship

Please specify if you are a Crescent employee/officer/ director/affiliate ( required )	☐ Crescent Employee	☐ Crescent Officer or Director

☐ Immediate Family Member of Crescent Officer or Director	☐ Crescent Affiliate	☐ Not Applicable

(c)
Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary%

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary%

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary%

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary ☐ Secondary%
Custodian/Guardian for a minor Beneficiary (
required
, cannot be same as Investor or
Co-Investor
):

(d)	ERISA Plan Asset Regulations
All investors are required to complete Appendix B attached hereto.

4.	Contact Information (If different than provided in Section 3A)

Mailing Address	City	State	Zip Code

Email Address

5.	Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)
You are automatically enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, CALIFORNIA, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OREGON, VERMONT or WASHINGTON.
Refer to the prospectus for terms of the Distribution Reinvestment Plan. If you participate in the Distribution Reinvestment Plan or make subsequent purchases of shares of the Fund, and you fail to meet the minimum net worth of annual income requirements for making an investment or you can no longer make the representations and warranties set forth in Section 8 you are expected to promptly notify your broker-dealer, financial advisor or investment adviser in writing of the change and to terminate your participation in the Distribution Reinvestment Plan.

ONLY complete the following information if you DO NOT wish to enroll in the Distribution Reinvestment Plan
. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

(a)	☐ Check mailed to street address in 3A (only available for non-custodial investors).

(b)	☐ Check mailed to secondary address in 3B (only available for non-custodial investors).

(c)	☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK

(d)	☐ Check mailed to Third Party Financial Institution (complete section below)
I authorize Crescent Private Credit Income Corp. or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Crescent Private Credit Income Corp. in writing to cancel it. In the event that Crescent Private Credit Income Corp. deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.
☐ If you
ARE
a resident of Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Vermont or Washington, you are not automatically enrolled in the Distribution Reinvestment Plan.
Please check here if you wish to enroll
in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan.
☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan.
Please check here if you DO NOT
wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution information section below.

Financial Institution Name	Mailing Address	City	State	Zip Code

Your Bank’s ABA Routing Number	Your Bank Account Number

6.	Broker-Dealer / Financial Advisor Information (Required Information All fields must be completed.)
The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that he/she is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker-Dealer	Financial Advisor Name
Advisor Mailing Address
City	State	Zip Code
Financial Advisor Number	Branch Number	Telephone Number
E-mail Address	Fax Number
Operations Contact Name	Operations Contact Email Address
Please note that unless previously agreed to in writing by Crescent Private Credit Income Corp., all sales of securities must be made through a Broker-Dealer, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.

The undersigned confirm(s), which confirmation is made on behalf of the Broker-Dealer with respect to sales of securities made through a Broker-Dealer, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker-Dealer, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, he/she has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to
Rule 151-1
(“Regulation Best Interest”) and Financial Industry Regulatory Authority, Inc. rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.
THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.
If you do not have another broker-dealer or other financial intermediary introducing you to Crescent Private Credit Income Corp., then Emerson Equity LLC (“Emerson”) may be deemed to act as your broker of record in connection with any investment in Crescent Private Credit Income Corp. Emerson is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If Emerson is your broker-dealer of record, then your Common Shares will be held in your name on the books of Crescent Private Credit Income Corp. Emerson will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker-dealer or other financial intermediary.

X	Date	X	Date

Financial Advisor Signature	Branch Manager Signature (If required by Broker-Dealer)

7.	Electronic Delivery Form (Optional)
Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Crescent Private Credit Income Corp. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.
We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.
You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.
By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

I consent to electronic delivery
Initials

Email Address:
If blank, the email provided in Section 4 or Section 3A will be used

8.	Subscriber Signatures
Crescent Private Credit Income Corp. is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Crescent Private Credit Income Corp. may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.

Please separately initial each of the representations below. Except in the case of fiduciary accounts, you may not grant any person a power of attorney to make the representations on your behalf. In order to induce Crescent Private Credit Income Corp. to accept this subscription, you hereby represent and warrant to Crescent Private Credit Income Corp. as follows:

8a.	Please Note: All Items in this section 8.a. must be read and initialed

	Primary Investor Initials	Co- Investor Initials
(i) I have received the prospectus (as amended or supplemented) for Crescent Private Credit Income Corp. at least five business days prior to the date hereof.	Initials	Initials

(ii) I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.	Initials	Initials

(iii) In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”	Initials	Initials

(iv) If I am an entity that was formed for the purpose of purchasing shares, each individual that owns an interest in such entity meets the general suitability requirements described above.	Initials	Initials

(v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.	Initials	Initials

(vi) I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.	Initials	Initials

(vii) I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.	Initials	Initials

(viii) I acknowledge that Crescent Private Credit Income Corp. may enter into transactions with Crescent affiliates that involve conflicts of interest as described in the prospectus.	Initials	Initials

(ix) I acknowledge that subscriptions must be submitted at least five business days prior to the first day of each month. My investment will be executed as of the first day of the applicable month at the NAV per share as of the preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share as of the last day of each month will generally be made available at www.crescentprivatecredit.com within 20 business days of the last day of each month.	Initials	Initials

(x) I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Crescent Private Credit Income Corp.’s toll-free, automated telephone line, (888)
875-0116.
	Initials	Initials

8.b. If you live in any of the following states, please complete Appendix A to Crescent Private Credit Income Corp. Subscription Agreement: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Tennessee, and Vermont
In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
If you do not have another broker-dealer or other financial intermediary introducing you to Crescent Private Credit Income Corp., then Emerson may be deemed to be acting as your broker-dealer of record in connection with any investment in Crescent Private Credit Income Corp. For important information in this respect, see Section 6 above.
I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Crescent Private Credit Income Corp. I acknowledge that the Broker-Dealer /
Financial Advisor (Broker-Dealer / Financial Advisor of record) indicated in Section
 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form
 1099) and redemption information. Investors may change the Broker-Dealer / Financial Advisor of record at any time by contacting Crescent Private Credit Income Corp. Investor Relations at the number indicated below
.
SUBSTITUTE IRS
FORM W-9
CERTIFICATIONS (required for U.S. investors):
Under penalties of perjury, I certify that:

(1)	The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and

(4)	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions.
You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X	Date	X	Date

Signature of Investor	Signature of Co-Investor or Custodian (If applicable)
(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD
PARTY)

9.	Miscellaneous
If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Crescent Private Credit Income Corp. experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Crescent Private Credit Income Corp. and the Broker-Dealer in writing. The Broker-Dealer may notify Crescent Private Credit Income Corp. if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Crescent Private Credit Income Corp. may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.
No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.
All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Crescent Private Credit Income Corp.
Return the completed Subscription Agreement to:
Crescent Private Credit Income Corp.
c/o SS&C GIDS, Inc.
801 Pennsylvania Ave., Suite 219725
Kansas City, MO 64105
Crescent Private Credit Income Corp. Investor Relations:
(888)
875-0116

Appendix A
For purposes of determining whether you satisfy the standards below, unless otherwise noted, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.
Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co- Investor Initials
If I am an
Alabama
resident, I must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000, or (b) a minimum net worth of $350,000. For these purposes, “net worth” shall be determined exclusive of such investor’s home, home furnishings, and automobiles. In addition, Alabama investors must limit their aggregate investment in the Fund and other non-traded direct participation programs to 10% of their liquid net worth at the time of their investment. This concentration limit shall not apply to investments made as a result of participation in a distribution reinvestment plan. For these purposes, “liquid net worth” is defined as that portion of net worth consisting of cash, cash equivalents, and readily marketable securities. The foregoing concentration limit does not apply to any investor that is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.	Initials	Initials

If I am an
Arkansas
resident, I must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $250,000. Additionally, the total investment in Crescent Private Credit Income Corp. shall not exceed 10% of my liquid net worth. For these purposes, “liquid net worth” shall be determined exclusive of home, home furnishings, and automobiles.	Initials	Initials

If I am a California resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Crescent Private Credit Income Corp.	Initials	Initials

If I am an Idaho resident, I must have either (a) a minimum annual gross income of $100,000 and a minimum net worth of $100,000; or (b) a minimum net worth of $350,000.	Initials	Initials

If I am an
Iowa
resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.	Initials	Initials

If I am a
Kansas
resident, I understand that the Securities Commissioner of Kansas recommends that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10 percent of their liquid net worth. Liquid net worth shall be defined as that portion of the purchaser’s total net worth that is comprised of cash, cash equivalents, and readily marketable securities, as determined in conformity with GAAP.	Initials	Initials

	Primary Investor Initials	Co- Investor Initials

If I am a
Kentucky
resident, I may not invest more than 10% of my liquid net worth in Crescent Private Credit Income Corp. or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.	Initials	Initials

If I am a
Maine
resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.	Initials	Initials

If I am a
Massachusetts
resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Crescent Private Credit Income Corp. and in other illiquid direct participation programs. For these purposes, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.	Initials	Initials

If I am a Missouri resident, in addition to the suitability standards set forth above, no more than 10% of my liquid net worth shall be invested in securities being registered in this offering.	Initials	Initials

If I am a
Nebraska
resident, I must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.	Initials	Initials

If I am a
New Jersey
resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Crescent Private Credit Income Corp., its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, and (2), I understand that although Crescent Cap NT Advisors, LLC, the investment adviser to Crescent Private Credit Income Corp. (the “investment adviser”), will advance all organization and offering expenses of Crescent Private Credit Income Corp., and may elect to pay certain of Crescent Private Credit Income Corp.’s expenses, Crescent Private Credit Income Corp. is obligated to reimburse the investment adviser, and this will reduce the returns available to investors.

Additionally, I acknowledge that if I buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge me transaction or other fees, including upfront placement or brokerage commissions, in such amounts as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares.
	Initials	Initials

If I am a
New Mexico
resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Crescent Private Credit Income Corp., its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.	Initials	Initials

	Primary Investor Initials	Co- Investor Initials

If I am a North Dakota resident, I have a net worth of at least ten times my investment in Crescent Private Credit Income Corp.	Initials	Initials

If I am an
Ohio
resident, it is unsuitable to invest more than 10% of my liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus, total liabilities) comprised of cash, cash equivalents and readily marketable securities.	Initials	Initials

If I am an Oklahoma resident, my investment in Crescent Private Credit Income Corp. may not exceed 10% of my liquid net worth.	Initials	Initials

If I am an
Oregon
resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth. Liquid net worth is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.	Initials	Initials

If I am a Pennsylvania resident, I may not invest more than 10% of my liquid net worth in Crescent Private Credit Income Corp.	Initials	Initials

If I am a
Puerto Rico
resident, I may not invest more than 10% of my liquid net worth in Crescent Private Credit Income Corp., its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.	Initials	Initials

If I am a Tennessee resident, I must have a liquid net worth of at least ten times my investment in Crescent Private Credit Income Corp.	Initials	Initials

If I am a
Vermont
resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am a non-accredited Vermont investor, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.	Initials	Initials

CPCI Subscription Agreement
Appendix B: Additional Questionnaire
Instructions: All purchasers please complete this Appendix B in its entirety.
1. Are you a “benefit plan investor” within the meaning of the Plan Asset Regulations
1
or will you use the assets of a “benefit plan investor”
2
to invest in Crescent Private Credit Income Corp.?
☐ Yes    ☐ No
2. If Question (1) above is “yes” please indicate what percentage of the purchaser’s assets invested in Crescent Private Credit Income Corp. are considered to be the assets of “benefit plan investors” within the meaning of the Plan Asset Regulations
:
 %
3. If you are investing the assets of an insurance company general account, please indicate what percentage of the insurance company general account’s assets invested in Crescent Private Credit Income Corp. are the assets of “benefit plan investors” within the meaning of Section 401(c)(1)(A) of the Employee Retirement Income Security Act of 1974, as amended, or the regulations promulgated thereunder?
 %
4. Please indicate if you are a “Controlling Person” defined as
: (i) a person (including an entity), other than a “benefit plan investor” who has discretionary authority or control with respect to the assets of Crescent Private Credit Income Corp., a person who provides investment advice for a fee (direct or indirect) with respect to such assets, or any “affiliate” of such a person. An “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the person. For purposes of this definition, “control,” with respect to a person other than an individual, means the power to exercise a controlling influence over the management or policies of such person.
☐ Yes    ☐ No

1
“Plan Asset Regulations” means the regulations issued by the United States Department of Labor at Section 2510.3-101 of Part 2510 of Chapter XXV, Title 29 of the United States Code of Federal Regulations, as modified by Section 3(42) of ERISA, as the same may be amended from time to time.

2
The term “benefit plan investor” includes: (i) an “employee benefit plan” as defined in section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to Title I of ERISA (such as employee welfare benefit plans (generally, plans that provide for health, medical or other welfare benefits) and employee pension benefit plans (generally, plans that provide for retirement or pension income)); (ii) “plans” described in section 4975(e)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that is subject to section 4975 of the Code (e.g., an “individual retirement account”, an “individual retirement annuity”, a “Keogh” plan, a pension plan, an Archer MSA described in section 220(d) of the Code, a Coverdell education savings account described in section 530 of the Code and a health savings account described in section 223(d) of the Code) and (iii) an entity that is, or whose assets would be deemed to constitute the assets of, one or more “employee benefit plans” or “plans” (e.g., a master trust or a plan assets fund) under ERISA or the Plan Asset Regulations.

Appendix C
PRIVACY AND DATA PROTECTION NOTICE
CRESCENT CAPITAL GROUP LP
Last Updated: November 21, 2023
INTRODUCTION
Respect for Your Privacy
The privacy of your personal information is important to us at Crescent Capital Group LP (“
Crescent
”). We have policies protecting the confidentiality and security of information we collect about you and we are committed to protecting the privacy of that information. At the same time, in order to provide you with services you have requested, it is necessary for us to possess some personal information of yours. Similarly, without some of that information, we cannot inform you about the services we have available or that you may request.
This privacy notice includes, but is not limited to, explanations of the types of
PII
(as defined below), that Crescent, including its investment advisory subsidiaries and their affiliates, and in each case, their administrators, legal and other advisors and agents (the “
Authorized Entities
”) may collect about you, the purposes for collecting such PII, the circumstances under which the PII may be disclosed to third parties, your rights regarding your PII, and the way to contact us to exercise those rights. Note, the privacy of your PII may be protected by various government laws or regulations.
This privacy notice is provided to you to comply with the requirements of Data Protection Legislation (as defined below) including (without limitation) Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission and the Federal Trade Commission (“
FTC
”) privacy regulations.
California residents also have rights under the California Consumer Privacy Act of 2018, as amended (the “
CCPA
”) and this privacy notice provides the details you need to understand your rights under the CCPA, and to exercise those rights. This privacy notice also provides you with the contact information you need to take action regarding the privacy of your data. If you are a California resident, please refer to the section of this privacy notice titled “
For California Residents Only
” for a description of your rights under the CCPA or to exercise any of your CCPA rights.
To the extent that the GDPR applies to the processing of your PII by Authorized Entities (each as defined below), this privacy notice also provides the details you need to understand your rights under the GDPR, and to exercise those rights. This privacy notice also provides you with the contact information you need to take action regarding the privacy of your PII. Please refer to the section of this privacy notice titled “
EU-UK Data Protection Notice
”.
To investors in any funds operated by Crescent or one or more of its advisory affiliates (each, a “Crescent Fund”) who have rights under the Data Protection Act (as amended) of the Cayman Islands, this privacy notice provides relevant information regarding the Authorized Entities’ collection, processing, retention and safeguarding of your personal data under that privacy regime.
Additionally, for the purposes of this privacy notice, “
Data Protection Legislation
” means all applicable legislation and regulations relating to the protection of personal data in force from time to time in the U.S., the European Union (the “
EU
”), the European Economic Area (the “
EEA
”), the United Kingdom (the “
UK
”), or any other relevant jurisdiction, including (without limitation): (a) the General Data Protection Regulation ((EU) 2016/679) (“
EU GDPR
”); (b) the EU GDPR as it forms part of the laws of England and Wales, Scotland and Northern Ireland by virtue of section 3 of the European Union (Withdrawal) Act 2018 (“
UK GDPR
”) (the EU GDPR and UK GDPR together shall be referred to as “
GDPR
”); (c) any other legislation which implements any other current or future legal act of the EU or the UK concerning the protection and processing of personal data and any national implementing or successor legislation; (d) the CCPA; and (e) any amendment or re-enactment of any of the foregoing. The terms “
controller
”, “
processor
”, “
data subject
”, “
personal data
”, “
personal information
”, and “
processing
” (and similar terms) in this privacy notice shall be interpreted in accordance with the applicable Data Protection Legislation. All references to “
potential investor(s)
” in this privacy notice shall be to such actual or potential investor(s) and, as applicable, any of such potential investor(s)’ partners, officers, directors, employees, shareholders, members, managers, ultimate beneficial owners and affiliates.
We reserve the right to change our privacy policies and this privacy notice at any time. In the event that we do so, we will make an updated version of this privacy notice available to you via the investor portal. The examples contained within this notice are illustrations only and are not intended to be exclusive. This notice complies with the privacy provisions of Regulation S-P under the Gramm-Leach-Bliley Act and certain privacy provisions of other laws. You may have additional rights under other foreign or domestic laws that apply to you, including as set forth in our additional privacy notices.
CRESCENT
NEVER
SELLS THE PERSONAL DATA IT COLLECTS.
Contacting Us
You may contact us with respect to our privacy and data protection policies and to exercise any of your rights set forth in this privacy notice or submit requests, appeal any of our decisions, or view this privacy notice in an alternate form (each, a “
Communication
”) by calling this toll-free number (833-358-0002), by visiting our website (www.crescentcap.com), by emailing us (privacyofficer@crescentcap.com) or by writing to the general partner or investment adviser at its registered address as set out in your Crescent Fund’s limited partnership agreement, subscription agreement or offering document, as applicable.
We verify Communications by matching information provided in or in connection with your Communication to information contained in our records. Depending on the sensitivity of the Communication and the varying levels of risk in responding to such Communications (for example, the risk of responding to fraudulent or malicious communications), we may request further information or your investor portal access credentials, if applicable in order to verify your Communication.
PRIVACY INFORMATION
Defining Personally Identifiable Information
“Personally Identifiable Information” (“
PII
”) refers to personal data that could be used, alone or in combination with other data, to identify you as an individual. It can include (without limitation) your name, physical address, email address, IP address, date of birth, social security number, passwords or other financial or payment information. In this privacy notice, PII refers to any personal data or personal information (including as defined under Data Protection Legislation).
Types of Collected PII
In respect of the PII processed by the Authorized Entities, this section describes the categories of PII that are collected, the sources for obtaining that PII, and the purpose for collecting it.
PII Categories
The Authorized Entities collect the following categories of PII:

(1)	names, date of birth and birth place, signatures, citizenship information, social security number, taxpayer identification number, other government identification and numbers;

(2)	contact details and professional addresses (including residential history, personal and/or business email address, telephone, mailing address);

(3)
account data and other information contained in any document provided by potential investors to the Authorized Entities (whether directly or indirectly), funds transfer information;
Background information
: information required to perform, or revealed in, know-your-customer (KYC and anti-money laundering (AML) due diligence, investor accreditation and consents;

(4)
risk tolerance, transaction history, investment experience and investment activity, assets, income, net worth, amounts and types of investments, capital account balances, capital commitments, capital contributions, beneficiaries, positions, share or option numbers and values, vesting information, investment history, transaction information, tax status and information;

(5)	information regarding a potential investor’s status under various laws and regulations, including their social security number, tax status, income and assets;

(6)	accounts and transactions with other institutions;

(7)	information regarding a potential investor’s interest in a Crescent Fund, including ownership percentage, capital investment, income and losses;

(8)	information regarding a potential investor’s citizenship and location of residence;

(9)	source of funds used to make the investment in a Crescent Fund; and

(10)	anti-money laundering, identification (including passport and drivers’ license), and verification documentation.
Sources for PII
In connection with offering, forming and operating the Crescent Funds, we collect, record, store, adapt and otherwise process and use PII either relating to potential investors or to their partners, officers, directors, employees, shareholders, ultimate beneficial owners or affiliates or to any other data subjects from the following sources:

a)
information received in telephone conversations, in voicemails, through written correspondence, via e-mail and other electronic communications, or on subscription agreements, investor questionnaires, applications or other forms (including, without limitation, any anti-money laundering, identification, and verification documentation);

b)	information about transactions with any Authorized Entity or others;

c)
information captured on any Authorized Entity’s website, fund data rooms and/or investor reporting portal (as applicable), including registration information, information provided through online forms and any information captured via “cookies”; and

d)	information from available public sources, including from:

•	publicly available and accessible directories and sources;

•	bankruptcy registers;

•	tax authorities, including those that are based outside the UK and the EEA if you are subject to tax in another jurisdiction;

•	governmental and competent regulatory authorities to whom any Authorized Entity has regulatory obligations;

•	credit agencies; and

•	fraud prevention and detection agencies and organizations.

Purposes and Legal Bases for Collecting Your PII
The applicable Authorized Entities process the PII for the following purposes (and in respect of paragraphs (c), (d), (f), (g) and (h) in the legitimate interests of the Authorized Entities (or those of a third party)):

a)
The performance of its contractual and legal obligations (including applicable anti-money laundering, KYC and other related laws and regulations) in assessing suitability of potential investors in a Crescent Fund;

b)
The administrative processes (and related communication) carried out between the Authorized Entities in preparing for the admission of potential investors to a Crescent Fund, including administering, managing and setting up an investor’s account(s) to allow such potential investor to purchase interests in the fund(s);

c)
Ongoing communication with potential investors, their representatives, advisors and agents, (including the negotiation, preparation and signature of documentation) during the process of admitting potential investors to a Crescent Fund and the execution of all relevant agreements;

d)
The ongoing administrative, accounting, reporting and other processes and communication required to operate the business of a Crescent Fund in accordance with its governing documents and other documentation between the parties, including customer service, processing or fulfilling transactions, verifying personal information, processing contributions and distributions and financing;

e)	To administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares) in a Crescent Fund;

f)	To facilitate the execution, continuation or termination of the contractual relationship between you and Crescent and/or a Crescent Fund (as applicable);

g)	To facilitate the transfer of funds, and administering and facilitating any other transaction, between you and a Crescent Fund;

h)	To perform auditing and verifications related to investor interactions, including but not limited to, verifying the quality and effectiveness of services and compliance;

i)
To maintain the safety, security and integrity of our products and services, databases, technology assets and business, including detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity;

j)	To facilitate business asset transactions involving Crescent Fund;

k)	To enable any actual or proposed assignee or transferee, participant or sub-participant of a Crescent Fund’s rights or obligations to evaluate proposed transactions.

l)	Any legal or regulatory requirement, including complying with U.S., state, local and non-U.S. laws, rules and regulations;

m)
Keeping investors informed about the business of the Adviser and its affiliates generally, including offering opportunities to make investments other than in the Crescent Fund in which you are currently invested and related advertising; and

n)	Any other purpose that has been notified, or has been agreed, in writing.
We monitor communications where the law requires us to do so. We also monitor communications, where required to do so, to comply with regulatory rules and practices and, where permitted to do so, to protect our business and the security of our systems.
Use of Your PII
Your PII may be combined with information we receive from other sources, or it may be provided to other organizations we work with. This section details that use of your PII.

Receiving PII from Third Parties
Any Authorized Entity may (in certain circumstances) combine PII it receives from a potential investor with information that it collects from, or about such potential investor. This will include information collected from other sources in an online or offline context. For example, we may receive payment information from the organization you use to pay us in order to correct our records. Additionally, to promote protection of your identity, we also may collect identity information which we use to help prevent and detect fraud.
Disclosure of PII to Third Parties
Authorized Entities do not sell your PII to any third parties.
In addition to disclosing PII amongst themselves, any Authorized Entity may disclose your PII, where permitted by applicable law (including Data Protection Legislation) to other service providers, administrators, banks, law firms, governmental agencies, employees, agents, contractors, consultants, professional advisers, lenders, data processors, with our affiliates, business partners, and other third parties including financial advisors, regulatory bodies, back office account providers, custodians, auditors, technology providers, consultants, placement agents, and persons employed and/or retained by them in order to fulfil the purposes described in this privacy notice. Authorized Entities may do so for the purposes of operating our business, including the purposes set out in the “
Purposes for Collecting your PII
” section of this privacy notice.
PII From Minors
We do not offer financial services and products to minors and do not intend to collect personal information from children under the age of 13 years. We follow all local legal requirements with respect to the collection and processing of a minor’s personal information.
FOR CALIFORNIA RESIDENTS ONLY
Your PII Rights
This section of this privacy notice is applicable to you only if you are a natural person resident of California and supplements the section above with respect to specific rights granted under the CCPA to natural person California residents and provides information regarding how such California residents can exercise their rights under the CCPA. The CCPA provides residents of California with certain rights in regard to what the Authorized Entities do with your personally identifiable information. This section details those rights, how to exercise them, and what the Authorized Entities will do in response. To the extent there is any conflict between this privacy notice and the privacy requirements under the Gramm-Leach-Bliley Act and/or Regulation S-P (“
GLB Rights
”), GLB Rights shall apply.
Information We Collect
We collect or within the last twelve (12) months have collected some or all of the following categories of personal information from individuals:

Category	Examples	Collected
A. Identifiers	Name, contact details and address (including physical address, email address and Internet Protocol address), and other identification (including social security number, passport number and driver’s license or state identification card number).	YES

B. Personal information categories listed in the California Customer Records	Telephone number, signature, bank account number, other financial information (including accounts and transactions with other institutions	YES

Category	Examples	Collected
statute (Cal. Civ. Code § 1798.80(e))	and anti-money laundering information), and verification documentation and information regarding investors’ status under various laws and regulations (including social security number, tax status, income and assets).

C. Protected classification characteristics under California or federal law	Date of birth, citizenship and birthplace.	YES

D. Commercial information	Account data and other information contained in any document provided by investors to authorized service providers (whether directly or indirectly), risk tolerance, transaction history, investment experience and investment activity, information regarding a potential and/or actual investment in the applicable fund(s), including ownership percentage, capital investment, income and losses, source of funds used to make the investment in the applicable fund(s).	YES

E. Biometric information	Imagery of the iris, retina, fingerprint, face, hand, palm, vein patterns and voice recordings or keystroke patterns or rhythms, gait patterns or rhythms, and sleep, health, or exercise data that contains identifying information.	NO

F. Internet or other similar network activity	Use of our website, fund data room and investor reporting portal (e.g., cookies, browsing history and/or search history), as well as information you provide to us when you correspond with us in relation to inquiries.	YES

G. Geolocation data	Physical location or movements.	NO

H. Sensory data	Audio, electronic, visual, thermal, olfactory, or similar information.	NO

I. Professional or employment-related information	Current or past job history or performance evaluations.	NO

J. Non-public education information (per the Family Educational Rights and Privacy Act (20 U.S.C. Section 1232g, 34 C.F.R. Part 99))	Education records directly related to a student maintained by an educational institution or party acting on its behalf, such as grades, transcripts, class lists, student schedules, student identification codes, student financial information, or student disciplinary records.	NO

K. Inferences drawn from other personal information	Profile reflecting a person’s preferences, characteristics, psychological trends, predispositions, behavior, attitudes, intelligence, abilities, and aptitudes.	NO

Category	Examples	Collected
L. Sensitive Personal Information (see further information on use of sensitive personal information below)	Social security, driver’s license, state identification card, or passport numbers; account log-in, financial account, debit card, or credit card number in combination with any required security or access code, password, or credentials allowing access to an account; precise geolocation; racial or ethnic origin; religious or philosophical beliefs; union membership; genetic data; the contents of a consumer’s mail, email, and text messages unless you are the intended recipient of the communication; biometric information for the purpose of uniquely identifying a consumer; and personal information collected and analyzed concerning a consumer’s health, sex life, or sexual orientation.	YES, as to the following types of information: social security, driver’s license, state identification card, or passport numbers; account log-in, financial account in combination with any required security or access code password; or credentials allowing access to an account only.
We do not collect or use sensitive personal information other than:

•	To perform services, or provide goods, as would reasonably be expected by an average consumer who requests those goods or services;

•	As reasonably necessary and proportionate to detect security incidents that compromise the availability, authenticity, integrity, and confidentiality of stored or transmitted personal information;

•	As reasonably necessary and proportionate to resist malicious, deceptive, fraudulent, or illegal actions directed at us and to prosecute those responsible for such actions;

•
For short-term, transient use (but not in a manner that discloses such information to another third party or is used to build a profile of you or otherwise alter your experience outside of your current interaction with us);

•	To perform services on behalf of our business;

•	To verify or maintain the quality or safety of a service or to improve, upgrade, or enhance such service or device; and

•	To collect or process sensitive personal information where such collection or processing is not for the purpose of inferring characteristics about a consumer.
We collect personal information for the business or commercial purposes and from the sources set forth in “
Purposes for Collecting Your PII
” and “
Sources for PII
” respectively
,
in the section above. We retain the categories of personal information set forth above in the “
Information We Collect
” section of this California privacy notice only as long as is reasonably necessary for those business or commercial purposes set forth in “
Purposes for Collecting Your PII
” in the privacy notice above, except as may be required under applicable law, court order or government regulations.
Disclosure
The Authorized Entities do not share for the purpose of cross-context behavioral advertising or sell (as such terms are defined in the CCPA) any of the PII they collect about you to third parties. In the preceding twelve (12) months, the Authorized Entities have not shared for the purpose of cross-context behavioral advertising or sold (as such terms are defined in the CCPA) any of the personal information they collect about you to third parties. The Authorized Entities do not disclose any non-public personal information about you to anyone, except as permitted or required by law or regulation and to service providers.

Within the last twelve (12) months, the Authorized Entities may have disclosed personal information collected from you for a business or commercial purpose to the categories of third parties indicated in the chart below. The Authorized Entities may also disclose your information to other parties as may be required by law or regulation, or in response to regulatory inquiries.

Personal Information Category	Category of Third-Party Recipients
A. Identifiers	Administrators, lenders, banks, auditors, law firms, governmental agencies or pursuant to legal process, self-regulatory organizations, consultants and placement agents.

B. Personal information categories listed in the California Customer Records statute (Cal. Civ. Code § 1798.80(e))	Administrators, lenders, banks, auditors, law firms, governmental agencies or pursuant to legal process, self-regulatory organizations, consultants and placement agents.

C. Protected classification characteristics under California or federal law	Administrators, lenders, banks, auditors, law firms, governmental agencies or pursuant to legal process, self-regulatory organizations, consultants and placement agents.

D. Commercial information	Administrators, lenders, banks, auditors, law firms, governmental agencies or pursuant to legal process, self-regulatory organizations, consultants and placement agents.

E. Biometric information	N/A

F. Internet or other similar network activity	Administrators, lenders, banks, auditors, law firms, governmental agencies or pursuant to legal process, self-regulatory organizations, consultants and placement agents.

G. Geolocation data	N/A

H. Sensory data	N/A

I. Professional or employment-related information	N/A

J. Non-public education information (per the Family Educational Rights and Privacy Act (20 U.S.C. Section 1232g, 34 C.F.R. Part 99))	N/A

K. Inferences drawn from other personal information	N/A

L. Sensitive Personal Information	Administrators, lenders, banks, auditors, law firms, governmental agencies or pursuant to legal process, self-regulatory organizations, consultants and placement agents.
You have the right to request that we disclose to you, free of charge, the categories and specifics of the PII we collect about you. We require a verifiable request from you to ensure that it is, in fact, you who is requesting such a PII disclosure. Once we verify the request, we will provide that information to you.
Following our verification of your request, we will disclose to you, unless otherwise restricted by law or regulation, the following PII we collect about you:

(i)	The categories of PII we have collected about you;
The categories of sources from which the PII is collected;

The business or commercial purpose for collecting that PII;
The categories of third parties to whom we disclose PII;
The specific pieces of PII we have collected about you; and
Whether we disclosed your PII to a third party, and if so, the categories of PII that each recipient obtained.
Retention and Deletion of PII
We retain the categories of PII collected about you for only as long as is reasonably necessary for those purposes set forth above, except as may be required under applicable law, court order or government regulations.
You have the right to request that we delete the PII we have collected from you. Following our verification of your request, we will comply with your request and delete any or all of your PII in our possession that we collected from you and/or any or all such PII in the possession of our service providers, unless otherwise restricted by law or regulation. We will notify you in writing if we cannot comply with a specific request and provide an explanation of the reasons.
Correction of PII
You have the right to request that the Authorized Entities correct any inaccuracies in the PII that they retain, subject to certain statutory exceptions, including, but not limited to, their compliance with U.S., state, local and non-U.S. laws, rules and regulations. We will notify you in writing if we cannot comply with a specific request and provide an explanation of the reasons.
Non-Discrimination for Exercising Your PII Rights
The Authorized Entities follow the requirements of California Civil Code §1798.125, and will not discriminate against any consumer who exercises the rights set forth in this privacy notice, including by denying service, suggesting that you will receive, or charging, different rates for services or suggesting that you will receive, or providing, a different level of quality of service to you.
Contacting Us to Exercise Your PII Rights
You may contact us in order to exercise any of your rights set forth in this privacy notice by the methods set forth in the section of this privacy notice titled “
Contacting Us
”.
FOR INVESTORS IN CAYMAN ISLAND ENTITIES
In this privacy notice, the terms “
we
”, “
us
” and “
our
” refer to the relevant Crescent Fund, its affiliates and/or its delegates, including any Authorized Entity, unless the context otherwise requires.
Purpose of this notice
This privacy notice provides information regarding our collection, processing, retention and safeguarding of personal data, also referred to herein as personal identifying information or PII, that constitutes “personal data” under the Data Protection Act (as amended) of the Cayman Islands (the “
DPA
”) as described in detail above.
If you are a natural person, this will affect you directly. If you are a corporate investor (including, for these purposes, a legal arrangement such as a limited partnership or trust) that provides PII on natural persons connected to you for any reason in relation to your investment in a Crescent Fund, this will be relevant for those persons and you should transmit this privacy notice to them.

Your PII
By virtue of making an investment in a Crescent Fund and your associated interactions with us, you will provide us (including by submitting subscription documents, tax forms and associated documents and in correspondence and discussions with us) certain information that constitutes PII. We may also obtain PII from public sources.
Under the DPA, the Crescent Fund is a “data controller” (as defined in the DPA) and its affiliates and/or delegates may be “data processors” (as defined in the DPA) or, in some circumstances, data controllers in their own right, in respect of your Personal Data.
Why we process your PII
We process your PII for the purposes of:

(i)	performing our contractual rights and obligations (including under the limited partnership agreement, subscription agreement or offering document of the Crescent Fund);
complying with our legal or regulatory obligations (including those relating to anti-money laundering and counter-terrorist financing, preventing and detecting fraud, sanctions, automatic exchange of tax information, requests from governmental, regulatory, tax and law enforcement authorities, beneficial ownership and maintaining statutory registers); and
our legitimate interests or those of a third party (including to manage and administer your investment in the Crescent Fund, to send you updates, information and notices or otherwise correspond with you in connection with your investment in the Crescent Fund, to review, assess and process your requests or applications, to address or investigate any complaints, claims, proceedings or disputes, to seek professional advice, including legal advice, to meet our regulatory, accounting, tax reporting and audit obligations, to manage risk and operations, to maintain our internal records, to act in accordance with our policies and procedures, to protect our business against fraud, breach of confidence and theft of proprietary materials and to protect the security and integrity of our IT systems) where we consider that, on balance, our (or their) legitimate interests are not overridden by your interests, fundamental rights or freedoms.
Should we wish to process your PII for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you.
Transfer of your PII
We transfer your PII to certain third parties, who will process your PII on our behalf, including administrators and other third party service providers that we appoint or engage to assist with the Crescent Fund’s management, operation, administration and legal, governance and regulatory compliance. In certain circumstances, we may be required by law or regulation to transfer your PII and other information with respect to your investment in the Crescent Fund to governmental, regulatory, tax and law enforcement authorities. They may, in turn, exchange this information with other governmental, regulatory, tax and law enforcement authorities (including in jurisdictions other than the Cayman Islands).
Your PII may be transferred to jurisdictions that do not have data protection laws equivalent to the DPA. This may be necessary for one of a number of reasons, including for the performance of our rights and obligations under your Crescent Fund’s constitutional documents or under an agreement with a third party that is in your interests or in connection with international cooperation arrangements between governmental, regulatory, tax and law enforcement authorities.
Security, storage and retention of PII
We implement appropriate technical and organisational measures against unauthorised or unlawful processing of your PII and against accidental loss or destruction of, or damage to your PII, consistent with the DPA.

We will retain your PII for as long as we require it to perform our contractual rights and obligations or for our legitimate interests or for such longer period as required by our legal or regulatory obligations. In general, we will retain your PII throughout your investment in the Crescent Fund. We will also retain certain of your PII after you cease to be an investor in the Crescent Fund. As a general principle, we do not retain your PII for longer than we need it.
Your rights
Under the DPA, you have certain data protection rights, including the right to request access to your PII, the right to restrict the use of your PII, the right to have incomplete or inaccurate PII corrected, the right to ask the Crescent Fund or any Authorized Entity to stop processing your PII, the right to require us to delete your PII in certain circumstances and the right to complain to the Cayman Islands Ombudsman, who may be contacted by email (info@ombudsman.ky), telephone (+1 345 946 6283) or post (PO Box 2252, Grand Cayman KY1-1107, Cayman Islands).
Automated decision-making
We will not take decisions producing legal effects concerning you, or otherwise significantly affecting you, based solely on automated processing of your PII, unless we have considered the proposed processing in a particular case and concluded in writing that it meets the requirements of the DPA (and other applicable laws).
Questions or concerns
If you have any questions or concerns about the contents of this privacy notice or our processing of your PII, contact us as described in the section of this privacy notice titled “
Contacting Us
”.
EU-UK DATA PROTECTION NOTICE
This EU-UK Data Protection Notice applies to the extent that the GDPR applies to the processing of PII by Authorized Entities. Where the GDPR applies to such processing, one or more of the Authorized Entities are “controllers” of such PII collected in connection with your investment in that Crescent Fund. In simple terms, this means such Authorized Entities: (i) “control” the PII that they or other Authorized Entities collect from potential investors or other sources; and (ii) make certain decisions on how to use and protect such PII.
Nature, Purpose & Legal Basis for Processing
The categories of PII which the Authorized Entities process and the sources of such PII are set out in the “
Types of PII Collected
” section of this privacy notice.
The Authorized Entities will process your PII for the purposes set out above in the “
Purposes for Collecting Your PII
” section. The law specifies certain ‘lawful bases’ under which the Authorized Entities are allowed to process your PII. The lawful basis upon which the Authorized Entities rely for each purpose is also set out above in the “
Purpose and Legal Bases for Collecting Your PII
” section. Most commonly, the Authorized Entities will rely on one or more of the following lawful bases for processing your PII:
Where Authorized Entities need to perform the contract entered into with you;
Where Authorized Entities need to comply with a legal obligation; and/or
Where the Authorized Entities’ legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests.

From time to time, an Authorized Entity may need to process the PII on other legal bases, including: with consent; if it is necessary to protect the vital interests of a potential investor or other data subjects; or if it is necessary for a task carried out in the public interest.
Where you do not provide your PII
If you do not provide us with certain PII when requested, an Authorized Entity may not be able to perform all or part of the contract entered into with you.
Recipients of Investor PII
As disclosed above, in addition to disclosing PII amongst themselves, any Authorized Entity may disclose, where permitted by the GDPR, your PII to third parties for the purposes of carrying out the services of your contract and for the legitimate business purposes disclosed, including to other service providers, employees, agents, contractors, consultants, professional advisers, lenders, processors and persons employed and/or retained by them in order to fulfil the purposes described in this EU-UK Data Protection Notice. In addition, any Authorized Entity may share PII with regulatory bodies having competent jurisdiction over them, as well as with the tax authorities, auditors and tax advisers (where necessary or required by law).
We take reasonable steps, as required by Data Protection Legislation, to ensure the safety, privacy and integrity of your PII and where appropriate, enter into contracts with such third parties to protect the privacy and integrity of such PII and any information supplied.
Transfers of PII outside the EEA and UK
Any Authorized Entity may transfer your PII to a Non-Equivalent Country (as defined below), in order to fulfil the purposes described in this EU-UK Data Protection Notice and in accordance with applicable law, including where such transfer is a matter of contractual necessity to enter into, perform and administer the Subscription Agreement, and to implement requested pre-contractual measures. For information on the safeguards applied to such transfers, please contact us as indicated in the section of this privacy notice titled “
Contacting Us
”. For the purposes of this EU-UK Data Protection Notice, “Non-Equivalent Country” shall mean a country or territory other than (i) a member state of the EEA; (ii) the UK; or (iii) a country or territory which has at the relevant time been decided by the European Commission or the Government of the UK (as applicable) in accordance with Data Protection Legislation to ensure an adequate level of protection for PII.
Security, Storage and Retention of PII
We consider the protection of PII to be a sound business practice, and to that end, employ appropriate technical and organizational measures, including robust physical, electronic and procedural safeguards to protect PII in their possession or under their control.
PII may be kept for as long as it is required for legitimate business purposes, to perform contractual obligations, or where longer, such longer period as is required by applicable legal or regulatory obligations. PII will be retained throughout the life cycle of any investment in a Crescent Fund. However, some PII will be retained after a data subject ceases to be an investor in such Crescent Fund.
Your Rights
It is acknowledged that, subject to applicable Data Protection Legislation, the data subjects to which PII relates, have certain rights under the GDPR: to obtain information about, or (where applicable) withdraw any consent given in relation to, the processing of their PII; to access and receive a copy of their PII; to request rectification or their PII; to request erasure of their PII; to exercise their right to data portability; and the right not to be subject to a decision based on automated processing, including profiling. Please note that the right to erasure is not absolute and it may not always be possible to erase PII on request, including where the PII must be retained to comply with a legal obligation. In addition, erasure of the PII requested to fulfil the purposes described in this EU-UK Data Protection Notice, may result in the inability to provide the services required with respect to your investment in a Crescent Fund.
You should inform us of any changes to your PII. Any requests made under this EU-UK Data Protection Notice can be made using the details set out in the section of this privacy notice titled “
Contacting Us
” section.
You have the right to lodge a complaint with the data protection supervisory authority in your jurisdiction if you are unhappy with how your PII is being handled.
Contact
If you have any queries regarding this data protection notice, please contact us as indicated in the section of this privacy notice titled “
Contacting Us
.”

CRESCENT PRIVATE CREDIT INCOME CORP.

Maximum Offering of $3,000,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No dealer, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Crescent Private Credit Income Corp. and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

April 29, 2026

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Crescent Private Credit Income Corp. are included in Part A of this Registration Statement.

INDEX TO FINANCIAL STATEMENTS

CRESCENT PRIVATE CREDIT INCOME CORP.

Report of Independent Registered Public Accounting Firm (Ernst & Young LLP, Los Angeles, CA, PCAOB ID: 42)	F-2
Consolidated Statements of Assets and Liabilities as of December 31, 2025 and December 31, 2024	F-3
Consolidated Statements of Operations for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023	F-5
Consolidated Statements of Changes in Net Assets for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023	F-6
Consolidated Statements of Cash Flows for the years ended December 31, 2025 and 2024 and for the period from May 5, 2023 (Commencement of Operations) through December 31, 2023	F-7
Consolidated Schedule of Investments as of December 31, 2025	F-8
Consolidated Schedule of Investments as of December 31, 2024	F-27
Notes to Consolidated Financial Statements	F-38

(2) Exhibits

Exhibit Number	Description

(a)	Third Articles of Amendment and Restatement of the Registrant (1)

(b)	Second Amended and Restated Bylaws of the Registrant (1)

(d)	Form of Subscription Agreement (included in the Prospectus as Appendix A)*

(e)	Distribution Reinvestment Plan (2)

(g)	Second Amended & Restated Investment Advisory and Management Agreement*

(h)(1)	Intermediary Manager Agreement (2)

(h)(2)	Form of Selected Intermediary Agreement (2)

(h)(3)	Distribution and Stockholder Servicing Plan of the Registrant (2)

(j)(1)	Custody Agreement (2)

(j)(2)	Document Custody Services Addendum to Custody Agreement (2)

(j)(3)	Foreign Custody Manager Agreement (2)

(k)(1)	Amended and Restated Administration Agreement (3)

(k)(2)	Services Agreement (2)

(k)(3)	Digital Services Master Agreement (2)

Exhibit Number	Description

(k)(4)	Amendment to Digital Services Master Agreement (5)

(k)(5)	Multi-Class Plan (6)

(k)(6)	Expense Support and Conditional Reimbursement Agreement by and among the Registrant and Investment Adviser (6)

(k)(7)**	Loan and Security Agreement, dated December 8, 2023, among CPCI Funding SPV, LLC, as borrower, Crescent Private Credit Income Corp., as servicer, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association as administrative agent (7)

(k)(8)**	Sale and Contribution Agreement, dated December 8, 2023, between Crescent Private Credit Income Corp., as seller, and CPCI Funding SPV, LLC, as purchaser (7)

(k)(9)**	First Amendment to Loan and Security Agreement, dated August 23, 2024, among CPCI Funding SPV, LLC, as borrower, Crescent Private Credit Income Corp., as servicer, U.S. Bank Trust Company, National Association as collateral agent and collateral administrator, U.S. Bank National Association as securities intermediary and JPMorgan Chase Bank as administrative agent (3)

(k)(10)**	Loan and Security Agreement, dated March 31, 2025, among CPCI Funding SPV II, LLC, as borrower, Crescent Private Credit Income Corp., as servicer, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JP Morgan Chase Bank, National Association as administrative agent (8)

(k)(11)**	Sale and Contribution Agreement, dated March 31, 2025, between Crescent Private Credit Income Corp., as seller, and CPCI Funding SPV II, LLC, as purchaser (8)

(k)(12)**	Third Amendment to the Loan and Security Agreement, dated May 29, 2025, among CPCI Funding SPV, LLC, as borrower, Crescent Private Credit Income Corp., as servicer, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JP Morgan Chase Bank, National Association as lender and administrative agent (9)

(k)(13)**	Loan and Security Agreement, dated October 17, 2025, among CPCI Funding SPV, LLC, as borrower, CPCI Funding SPV II, LLC, as borrower, Crescent Private Credit Income Corp., as servicer, the lenders party thereto, U.S. Bank Trust Company, National Association, as collateral agent and collateral administrator, U.S. Bank National Association, as securities intermediary, and JPMorgan Chase Bank, National Association, as administrative agent (10)

(k)(14)**	Sale and Contribution Agreement, dated October 17, 2025, between Crescent Private Credit Income Corp., as seller, and CPCI Funding SPV, LLC, as purchaser (10)

(k)(15)**	Sale and Contribution Agreement, dated October 17, 2025, between Crescent Private Credit Income Corp., as seller, and CPCI Funding SPV II, LLC, as purchaser (10)

(k)(16)**	Second Amendment to Loan and Security Agreement, dated February 5, 2025, among CPCI Funding SPV, LLC, as borrower, Crescent Private Credit Income Corp., as servicer, U.S. Bank Trust Company, National Association as collateral agent and collateral administrator, U.S. Bank National Association as securities intermediary and JPMorgan Chase Bank as administrative agent (11)

(l)	Opinion of Venable LLP*

Exhibit Number	Description

(n)	Consent of Independent Registered Public Accounting Firm*

(p)	Initial Subscription Agreement (2)

(r)(1)	Code of Ethics of the Fund and our investment adviser (12)

(s)	Calculation of Filing Fee Table*

(t)	Power of Attorney (included on signature pages).

*	Filed herewith.
**

Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

(1)	Incorporated by reference to Exhibits 3.1 and 3.2, as applicable, to the Registrant’s Current Report on Form 8-K (File No. 814-01599), filed on August 2, 2024.
(2)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-268622), filed on July 19, 2023.
(3)	Incorporated by reference to Exhibits 10.1 and 10.3, as applicable, to the Registrant’s Current Report on Form 8-K (File No. 814-01599) filed on August 27, 2024.
(4)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-268622), filed on September 18, 2023.
(5)	Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-268622), filed on September 27, 2023.
(6)	Incorporated by reference to Exhibits (k)(4) and (k)(5), as applicable, to the Registrant’s Pre-Effective Registration Statement on Form N-2 (File No. 333-268622), filed on July 19, 2023.
(7)	Incorporated by reference to Exhibits 10.1 and 10.2 as applicable, to the Registrant’s Current Report on Form 8-K (File No. 814-01599), filed on December 13, 2023.
(8)	Incorporated by reference to Exhibits 10.1 and 10.2 as applicable, to the Registrant’s Current Report on Form 8-K (File No. 814-01599), filed on April 3, 2025.
(9)	Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-01599), filed on June 3, 2025.
(10)	Incorporated by reference to Exhibits 10.1, 10.2 and 10.3 as applicable, to the Registrant’s Current Report on Form 8-K (File No. 814-01599), filed on October 23, 2025.
(11)	Incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K (File No. 814-01599), filed on March 6, 2026.
(12)	Incorporated by reference to Exhibit (r)(1) to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File No. 333-268622), filed on April 29, 2025.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

Not applicable.

Item 28. Persons Controlled By Or Under Common Control

None.

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at March 31, 2026.

Title of Class	Number of Record Holders
Class I common stock, $0.01 par value per share	18
Class S common stock, $0.01 par value per share	6
Class D common stock, $0.01 par value per share	1

Item 30. Indemnification

The information contained under the heading “Description of Our Shares—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses,” “Investment Advisory and Management Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has obtained liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of the Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Crescent Cap NT Advisors, LLC, and each managing director, director or executive officer of Crescent Cap NT Advisors, LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management of the Fund.” Additional information regarding Crescent Cap NT Advisors, LLC and its officers and managing member is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-01599), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant; 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025;

(2)	the transfer agent, 801 Pennsylvania Ave., Suite 219725, Kansas City, Missouri 64105;

(3)	the Custodian, 240 Greenwich Street, New York, New York 10286;

(4)	our investment adviser 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025; and

(5)	our administrator, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C (17 CFR 230.430C): Each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(5) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(ii)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(iii)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act (17 CFR 230.482) relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser;

(6) insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(7) that, for purpose of determining any liability under the Securities Act:

(i)

the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(ii)

each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be initial bona fide offering thereof; and

(8) to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Registration Statement on Form N-2 meets all the requirements for effectiveness under Rule 486(b) under the Securities Act and has caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California on the 29th day of April, 2026.

CRESCENT PRIVATE CREDIT INCOME CORP.

By:	/s/ Eric Hall
Name: Eric Hall
Title: Chief Executive Officer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated. Each person whose signature appears below in so signing also makes, constitutes and appoints Raymond Barrios, Kirill Bouek, Eric Hall and George P. Hawley, and each of them acting alone, such person’s true and lawful attorney-in-fact, with full power of substitution, for such person in any and all capacities, to execute and cause to be filed with the Securities and Exchange Commission any and all amendments and post-effective amendments including post-effective amendments and registration statements filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and otherwise to this Registration Statement, with exhibits thereto and other documents in connection therewith, and hereby ratifies and confirms all that said attorney-in-fact or such person’s substitute or substitutes may do or cause to be done by virtue hereof.

Signature	Title	Date

/s/ Eric Hall Eric Hall	Chief Executive Officer (Principal Executive Officer)	April 29, 2026

/s/ Kirill Bouek Kirill Bouek	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	April 29, 2026

/s/ Kathleen Briscoe Kathleen Briscoe	Director	April 29, 2026

/s/ Susan Yun Lee Susan Yun Lee	Director	April 29, 2026

/s/ Martha Solis-Turner Martha Solis-Turner	Director	April 29, 2026

/s/ Jason Breaux Jason Breaux	Director	April 29, 2026

/s/ Christopher G. Wright Christopher G. Wright	Director	April 29, 2026